UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08004

                                   ASTON FUNDS
         ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      120 North LaSalle Street, 25th Floor
                                CHICAGO, IL 60602
         ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                         Kenneth C. Anderson, President
                                   Aston Funds
                      120 North LaSalle Street, 25th Floor
                                CHICAGO, IL 60602
         ----------------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (312) 268-1400
                                                          ----------------
                       Date of fiscal year end: OCTOBER 31
                                               -----------------
                   Date of reporting period: OCTOBER 31, 2007
                                            --------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


Aston Funds
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

As we write this letter to you, we reflect on what has been a busy and very productive 12-month period for the Aston Funds. In our inaugural year operating as the Aston Funds, we continued to build on our existing relationships with our proven group of subadvisers. In order to best serve shareholders and expand our offerings, we also formed new relationships with some of the most talented investment managers in the business. Whether a long-standing partner or new addition to our fund family, each of our subadvisers is a best-of-breed, institutional money manager that pursues a disciplined, process-driven management style.

Building a family of mutual funds that provides our shareholders with broad access to institutional-quality investing was one of our key initiatives over the past year. To that end, we introduced a large cap fund, several international and global funds, and significantly expanded our mid-cap equity offerings. They are:

      o     Aston/Optimum Large Cap Opportunity Fund

      o     Aston/River Road Small-Mid Cap Fund

      o     Aston/Neptune International Fund

      o     Aston/ABN AMRO Global Real Estate Fund

      o     Aston/Resolution Global Equity Fund

      o     Aston/Barings International Fund

      o     Aston/SGA International Small-Mid Cap Fund

      o     Aston/Montag & Caldwell Mid Cap Growth Fund

      o     Aston/ClariVest Mid Cap Growth Fund

      o     Aston/Cardinal Mid Cap Value Fund

The past year also proved to be an eventful one for the global financial markets. U.S. equities got off to a strong start amid falling energy prices, upbeat economic data and solid corporate earnings. But U.S. stocks came under pressure in the summer in response to rising energy prices and a precipitous decline in subprime mortgage prices, which spread across the credit markets resulting in a liquidity crisis and a flight from riskier assets. The Federal Reserve has attempted to ameliorate the impact of the crisis by injecting liquidity into the financial system and cutting short-term interest rates. As a group, foreign stocks had higher returns for U.S. investors than domestic equities, thanks to a weak U.S. dollar, generally robust economic growth overseas and relatively high corporate profitability worldwide. Investment-grade bonds posted positive returns, although they too experienced their share of volatility. Early in the year, bonds performed well as investors anticipated a possible rate cut. But from late spring on, the growing subprime crisis and resultant credit contagion put severe pressure on most bond sectors, with the exception of U.S. Treasuries.

We are pleased to submit to you the annual report for the Aston Funds. We appreciate your investment with Aston Funds and we send our best wishes for a profitable and productive 2008.

Sincerely,

/s/ Kenneth C. Anderson

Kenneth C. Anderson
President
Aston Funds

BEFORE INVESTING, CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. CONTACT (800) 992-8151 FOR A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION. READ IT CAREFULLY.

--------------------------------------------------------------------------------

Aston Funds

TABLE OF CONTENTS

Portfolio Managers Commentaries ......................................        2
Schedule of Investments ..............................................       26
Statement of Assets and Liabilities ..................................       68
Statement of Operations ..............................................       74
Statements of Changes in Net Assets ..................................       80
Financial Highlights .................................................       89
Notes to Financial Statements ........................................      128
Report of Independent Registered Public Accounting Firm ..............      142
Additional Information ...............................................      143

LARGE CAP FUNDS
   Montag & Caldwell Growth Fund
   ABN AMRO Growth Fund
   Veredus Select Growth Fund
   Optimum Large Cap Opportunity Fund
   TAMRO Large Cap Value Fund
   Value Fund
EQUITY INCOME FUND
   River Road Dynamic Equity Income Fund
MID CAP FUND
   Optimum Mid Cap Fund
SMALL-MID CAP FUND
   River Road Small-Mid Cap Fund
SMALL CAP FUNDS
   Veredus Aggressive Growth Fund
   TAMRO Small Cap Fund
   River Road Small Cap Value Fund
GLOBAL/INTERNATIONAL FUNDS
   Resolution Global Equity Fund
   ABN AMRO Global Real Estate Fund
   Neptune International Fund
SECTOR FUNDS
   ABN AMRO Real Estate Fund
   Veredus SciTech Fund
BALANCED FUNDS
   Montag & Caldwell Balanced Fund
   Balanced Fund
FIXED INCOME FUNDS
   TCH Fixed Income Fund
   TCH Investment Grade Bond Fund
   McDonnell Municipal Bond Fund
MONEY MARKET FUND
   ABN AMRO Investor Money Market Fund

   THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE
 FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES
      DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER
                                  INFORMATION.

 ASTON FUNDS ARE DISTRIBUTED BY PFPC DISTRIBUTORS, INC., 760 MOORE ROAD, KING OF
                               PRUSSIA, PA 19406.

             SHAREHOLDER SERVICES 800 992-8151 o WWW.ASTONFUNDS.COM

              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE


                                                                             | 1

Aston Funds
--------------------------------------------------------------------------------

MONTAG & CALDWELL GROWTH FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2007

--------------------------------------------------------------------------------
                                                        Ronald E. Canakaris, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2007?

A. For the twelve-month period ended October 31, 2007, Montag & Caldwell Growth Fund Class N, Class I and Class R posted total returns of 26.41%, 26.72% and 26.06%, respectively. By comparison, the Fund's peer group, the Morningstar(R) Large Growth Category, returned 21.57% and the Fund's benchmark, the Russell 1000 Growth Index, returned 19.23%. Previously the Fund's returns were compared to the S&P(R) 500 Index. The Adviser believes the Russell 1000 Growth Index is more representative of the Fund's investment style and should allow for more meaningful performance comparisons.

Q.    Can you describe the investment environment?

A. The large-capitalization growth stocks we emphasize turned in impressive results, fueled by investors' growing recognition of their attractive and above-average earnings growth when compared with the smaller value stocks that had dominated the markets in prior years. Growing uncertainty about the subprime mortgage market, the economy, inflation and interest rates prompted investors to gravitate toward large growth companies because they tend to generate earnings growth despite economic conditions. The fact that many of them are multinational in nature also gave them an advantage because they typically can offset a downturn in the U.S. with strength in international markets. Multinationals also enjoyed the tail wind of a falling dollar.

Q. With that backdrop in mind, what factors influenced performance during the past year?

A. One area of strength was stock selection in the Information Technology sector, with holdings such as Apple, RIM--the manufacturer and service provider for Blackberry hand-held devices--and Google, all having a positive effect. Our overweighted position relative to the benchmark in energy companies also worked in our favor, with positions in oil field service companies Baker Hughes, Schlumberger, and Halliburton making significant positive contributions to both the Fund's absolute and relative results. Our emphasis on high-quality consumer staples companies--including McDonald's, Pepisco, Coca Cola--bolstered our results, as they benefited in large measure from the rotation toward large cap growth stocks and improved earnings overseas.

      Although performance was helped by our decision to underweight the beleaguered Financial sector, some individual holdings there detracted from our absolute returns. We eliminated American International Group from the Fund given the challenging pricing trends in the property and casualty industry, and significantly reduced our holdings in Merrill Lynch as it became increasingly clear that earnings momentum would be interrupted due to volatility in the financial markets. Other disappointments included our overweight to health care stocks--such as Genentech and Abbott Laboratories--which came under pressure amid worries about the results of the 2008 U.S. presidential and congressional elections.

Q.    What is your outlook?

A. We continue to have a positive outlook for the stock market overall. A growing global economy with relatively low inflation should support further stock market gains. We're particularly optimistic about the prospects for the large, high-quality growth companies with a global reach that we favor. Even after achieving significant gains during the past year, we believe the stocks we hold continue to be attractively valued. Furthermore, we believe the companies we favor are well-positioned for a changing global economic environment and more challenging U.S. corporate profit outlook. Because of their product mix, they will benefit from better growth prospects abroad and a lower dollar.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

         Montag & Caldwell Growth Fund   S&P(R) 500 Index   Russell 1000 Growth Index   Morningstar(R) Large Growth Category
Nov-94               $10,000                $10,000                 $10,000                           $10,000
Oct-95               $13,187                $12,641                 $12,921                           $12,469
Oct-96               $17,131                $15,685                 $15,770                           $14,877
Oct-97               $22,925                $20,720                 $20,575                           $18,950
Oct-98               $27,027                $25,277                 $25,645                           $21,912
Oct-99               $34,958                $31,761                 $34,428                           $30,004
Oct-00               $34,623                $33,692                 $37,641                           $35,120
 1-Oct               $28,608                $25,306                 $22,603                           $22,252
 2-Oct               $24,271                $21,485                 $18,168                           $18,260
 3-Oct               $26,452                $25,952                 $22,131                           $22,125
 4-Oct               $27,482                $28,394                 $22,879                           $22,882
 5-Oct               $29,878                $30,870                 $24,895                           $25,225
 6-Oct               $32,373                $35,910                 $27,593                           $27,508
 7-Oct               $40,795                $41,135                 $32,899                           $33,442

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

                     RETURNS FOR PERIOD ENDED 10/31/07

                     Average Annual Total Returns - Class N
                     --------------------------------------
                     One Year                        26.41%
                     Five Year                       10.94%
                     Ten Year                         5.93%
                     --------------------------------------

                     Inception Date 11/02/94

                     Average Annual Total Returns - Class I
                     --------------------------------------
                     One Year                        26.72%
                     Five Year                       11.26%
                     Ten Year                         6.24%
                     --------------------------------------

                     Inception Date 06/28/96

                     Average Annual Total Returns - Class R
                     --------------------------------------
                     One Year                        26.06%
                     Five Year                         N/A
                     Since Inception                 11.62%
                     --------------------------------------

                     Inception Date 12/31/02

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

--------------------------------------------------------------------------------


| 2

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO GROWTH FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2007

--------------------------------------------------------------------------------
                                  Richard S. Drake, CFA & Steven G. Sherman, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2007?

A. For the twelve-month period that ended October 31, 2007, the ABN AMRO Growth Fund Class N, Class I and Class R posted total returns of 11.85%, 12.19% and 11.61%, respectively. By comparison, the Fund's peer group, the Morningstar(R) Large Growth Category, returned 21.57% and the Fund's benchmark, the Russell 1000 Growth Index, returned 19.23%. Previously the Fund's returns were compared to the S&P(R) 500 Index. The Adviser believes the Russell 1000 Growth Index is more representative of the Fund's investment style and should allow for more meaningful performance comparisons.

Q.    Can you describe the investment environment?

A. Although stocks posted strong gains for the period, it was quite a volatile year in response to uncertainty over corporate earnings, the direction of interest rates and the subprime mortgage market fallout and subsequent credit contagion. After a multi-year run up in value stocks, growth stocks finally regained enough footing to assume market leadership in the final months of the period. Part of their recent progress stemmed from their relatively cheap valuations. Even though the financial results of many growth companies continued to improve over the past several years, their stock prices had been stagnant, making them attractively valued relative to their historic averages and to value stocks. Investors' growing recognition of those attractive valuations, coupled with their appetite for companies with a track record of growing earnings in good times and bad, helped fuel strong performance from the growth stock segment.

Q.    What factors influenced the Fund's performance during the past year?

A. On an absolute basis, the Fund's returns were bolstered by some favorable stock picks, although sector selection generally worked against us. For instance, we enjoyed attractive gains from some industrial, information technology and energy holdings. In the industrial segment, holdings in ITW performed well as the company benefited from impressive organic growth. Among technology companies, EMC was our best performer, benefiting from the sale of a stake in software maker VMware and growing sales of data-storage software and hardware. Energy holdings Exxon, Baker Hughes, Schlumberger and Exxon all were helped by the tail winds of rising oil prices. However, our underweighted position in the Industrial, Information Technology and Energy sectors overall detracted from our performance relative the benchmark because they were some of the best-performing groups in the marketplace. We also were hurt by our overweighted positions in both Consumer and Financial stocks, two of the worst-performing groups for the year. The summer mortgage market meltdown and resulting credit crunch put pressure on virtually the entire Financial sector, including our holdings in Merrill Lynch, CIT Group and Wachovia. Consumer holdings such as Kohl's Department Stores and Starbucks also wilted in response to worries that the housing slump and credit crunch will crimp spending. Elsewhere, our holdings in pharmacy benefits manager Express Scripts and biotech leader Gilead Sciences aided our returns.

Q.    What is your outlook?

A. We are cautiously optimistic. Granted, our view is that the recent slowdown in consumer spending ultimately will prompt corporations to tighten their purse strings. However, we believe the Federal Reserve Board will be aggressive in trying to revive the U.S. economy by cutting interest rates. Additionally, our forecast calls for continued healthy global economic growth, driven by ongoing gains in the developing economies. No matter what the macroeconomic environment, we remain committed to our time-tested investment process and believe that it is positioned to post above-average rates of return over entire market cycles.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

         Growth Fund   S&P(R) 500 Index   Russell 1000 Growth Index   Morningstar(R) Large Growth Category
Dec-93     $10,000         $10,000                 $10,000                          $10,000
Oct-94     $10,173         $10,360                 $10,607                          $10,439
Oct-95     $13,088         $13,096                 $13,705                          $13,016
Oct-96     $16,619         $16,250                 $16,727                          $15,530
Oct-97     $20,801         $21,466                 $21,824                          $19,782
Oct-98     $26,090         $26,185                 $27,202                          $22,874
Oct-99     $33,321         $32,902                 $36,518                          $31,321
Oct-00     $39,858         $34,902                 $39,925                          $36,661
 1-Oct     $29,514         $26,215                 $23,975                          $23,229
 2-Oct     $26,929         $22,256                 $19,271                          $19,062
 3-Oct     $30,689         $26,884                 $23,474                          $23,097
 4-Oct     $31,589         $29,413                 $24,268                          $23,887
 5-Oct     $32,971         $31,978                 $26,406                          $26,333
 6-Oct     $34,800         $37,200                 $29,268                          $28,176
 7-Oct     $38,923         $42,613                 $34,896                          $34,910

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

                     RETURNS FOR PERIOD ENDED 10/31/07

                     Average Annual Total Returns - Class N
                     --------------------------------------
                     One Year                        11.85%
                     Five Year                        7.65%
                     Ten Year                         6.47%
                     --------------------------------------

                     Inception Date 12/13/93

                     Average Annual Total Returns - Class I
                     --------------------------------------
                     One Year                        12.19%
                     Five Year                        7.96%
                     Since Inception                  1.01%
                     --------------------------------------

                     Inception Date 07/31/00

                     Average Annual Total Returns - Class R
                     --------------------------------------
                     One Year                     11.61%
                     Five Year                      N/A
                     Since Inception               8.27%
                     --------------------------------------

                     Inception Date 12/31/02

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

--------------------------------------------------------------------------------


                                                                             | 3

Aston Funds
--------------------------------------------------------------------------------

VEREDUS SELECT GROWTH FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2007

--------------------------------------------------------------------------------
       B. Anthony Weber, Charles P. McCurdy, Jr., CFA & Charles Mercer, Jr., CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2007?

A. For the twelve-month period that ended October 31, 2007, Veredus Select Growth Fund, Class N and Class I returned 28.14% and 28.52%, respectively. In comparison, the Fund's peer group, the Morningstar(R) Small Growth Category, returned 18.99%, and its benchmark, the Russell 1000 Growth Index, returned 19.23%.

Q.    Can you describe the investment environment?

A. Although the equity markets posted solid gains for the period, growth stocks--which we emphasize--assumed market leadership after a multi-year run of being decidedly out of favor. By the end of the period, the markets had made progress toward working through a mid-summer credit crisis born of the deterioration in the subprime mortgage lending and asset-backed securities markets. What looked like a very dark environment in mid-August had improved markedly by the end of the period as the Federal Reserve Board cut its target interest rate on two separate occasions.

Q.    What factors influenced the Fund's performance during the past year?

A. Stock selection was the main contributor to the Fund's out performance of its benchmark. Among our best performers were shares of robotic surgical tool maker Intuitive Surgical, which soared following strong sales, profits and earnings gains. Construction company Jacobs Engineering Group was another winner, bolstered by strong financial results, including good sales gains. Engineering and construction services firm Foster Wheeler also rose substantially throughout much of the period as investors cheered the company's strong earnings gains due primarily to growth in the company's international operations. Research in Motion, maker of the Blackberry, soared during the period as it further cemented its position as a major force in smart phones, which combines voice and data functions in one streamlined device. Our shares in other technology companies--including Google and Adobe Systems posted strong gains for us, each benefiting from growth in their respective businesses. CME Group, the world's largest derivatives exchange scored well, generating impressive financial results on the heels of rising trading volumes. On the flip side, we lost ground with Circuit City and Best Buy. Both companies stumbled amid concerns about slackening consumer spending and worse-than-expected profits resulting from sales of flat panel televisions.

Q.    What is your outlook?

A. At this juncture, there are still unresolved issues in the housing, mortgage lending and asset-backed markets, but global policy makers appear to be much more cognizant of increased levels of risk. Even so, we're quite optimistic about the prospects for growth stocks as we approach 2008. We maintain our view that the style bias has now shifted decidedly in favor of growth stocks. This is also reinforced by the fact that cash flow multiples for growth stocks are below those for value stocks and intuitively this makes no sense. The recent interest rate policy ease from the Fed gives us added conviction that growth is coming back into vogue.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Veredus Select Growth Fund   Russell 1000 Growth Index   Morningstar(R) Large Growth Category
12/30/2001            $10,000                      $10,000                           $10,000
     2-Apr            $ 9,030                      $ 8,946                           $ 9,155
     2-Oct            $ 7,290                      $ 7,347                           $ 7,470
     3-Apr            $ 7,550                      $ 7,662                           $ 7,736
     3-Oct            $ 9,330                      $ 8,950                           $ 9,052
     4-Apr            $ 9,700                      $ 9,320                           $ 9,303
     4-Oct            $10,310                      $ 9,252                           $ 9,363
     5-Oct            $11,880                      $10,067                           $10,321
     6-Oct            $13,094                      $11,159                           $11,256
     7-Oct            $16,778                      $13,304                           $13,683

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

                     RETURNS FOR PERIOD ENDED 10/31/07

                     Average Annual Total Returns - Class N
                     --------------------------------------
                     One Year                        28.14%
                     Five Year                       18.14%
                     Since Inception                  9.28%
                     --------------------------------------

                     Inception Date 12/31/01

                     Average Annual Total Returns - Class I
                     --------------------------------------
                     One Year                        28.52%
                     Five Year                         N/A
                     Since Inception                 34.52%
                     --------------------------------------

                     Inception date 09/11/06

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


| 4

Aston Funds
--------------------------------------------------------------------------------

OPTIMUM LARGE CAP OPPORTUNITY FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2007

--------------------------------------------------------------------------------
                                   Andrew J. Goodwin & Keith F. Pinsoneault, CFA

Q.    How did the Fund perform?

A. From its inception on December 28, 2006, through October 31, 2007, Optimum Large Cap Opportunity Fund Class N posted a total return of 25.60%. By comparison, the Fund's peer group, the Morningstar(R) Large Growth Category, returned 18.61% and the Fund's benchmark, the S&P(R) 500 Index, gained 10.86%, for the period December 31, 2006 through October 31, 2007.

Q.    Can you describe the investment environment?

A. Large cap growth stocks fared quite well, gradually assuming market leadership away from small cap and value stocks as the period wore on. Strong corporate profit growth and sanguine economic data helped propel stocks through May. The equity market retrenched in the summer, as rising bond yields, a spike in crude oil prices, the deepening housing slump and the subprime mortgage market meltdown spread worries throughout global markets and resulted in a flight from riskier assets. The Federal Reserve Board helped fan a late-period stock market rally, first by lowering its discount rate, then by two rate cuts in the federal funds target.

Q.    Why drove the Fund's performance during the period?

A. Some of our best performers were basic materials companies, a group in which we were overweight relative to our benchmark and which were buoyed by robust global demand for commodities. In this segment, we saw very good gains from Australia-based BHP Billiton, and Freeport-McMoRan Copper & Gold. Our decision to overweight the capital goods & industrial segment worked in our favor, where Jacobs Engineering, a broad-based technical consulting and construction firm, was the best performer. The company delivered significant earnings increases throughout the period, and projected relatively bullish 2008 earnings per share guidance. Also, Parker-Hannifin Corp., whose motion and control devices are used in everything from aircraft hydraulics to car washes, added value as the company generated rising profits. A larger-than-index weighting in technology stocks aided our returns, as it was one of the strongest sectors during the period. Among tech companies, we enjoyed strong results from Memc Electronic Materials, Inc and Amphenol Corp. Detracting from returns was the Consumer Discretionary sector where one of our largest declines was Coach Inc, which started to feel the pinch of the concerns about the economy and the potential for consumers to cut back spending on "affordable luxuries." In financials, our stake in commercial real estate services firm CB Richard Ellis Group also worked against us, as the summer credit market meltdown fanned concerns about a slowdown in property sales and worries that an economic slowdown could hurt leasing.

Q.    What is your outlook?

A. In our view, we are in the middle of a period of adjustment for credit problems, but we believe the economy is strong and investment prospects are bright over the longer-term. Third quarter GDP came in at 3.9%, following a strong 3.8% second quarter number. Granted, the fourth quarter should slow in response to higher gasoline and mortgage prices, but we believe growth could reaccelerate next year when these pressures subside. Corporate profit growth also has been solid across the board, with the exception of the housing and financial sectors. Using history as a guide, we believe that stock prices tend to like falling interest rates more than they do rising earnings. When both are present, as they were at the end of the period, the prospects for higher stock prices may become even better.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Optimum Large Cap Opportunity Fund - Class N   S&P 500 Index   Morningstar(R) Large Growth Category
12/28/2006*                      $10,000                        $10,000                    $10,000
      7-Jan                      $10,210                        $10,151                    $10,231
      7-Apr                      $11,210                        $10,509                    $10,527
      7-Jul                      $11,570                        $10,363                    $10,634
      7-Oct                      $12,560                        $11,086                    $11,839

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

RETURNS FOR PERIOD ENDED 10/31/07

Total Return - Class N
---------------------------------
Cumulative from Inception 25.60%
---------------------------------

Inception Date 12/28/2006

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


                                                                             | 5

Aston Funds
--------------------------------------------------------------------------------

TAMRO LARGE CAP VALUE FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2007

--------------------------------------------------------------------------------
                                                               Philip Tasho, CFA

Q. How did the Fund perform during the 12-month period ended October 31, 2007?

A. For the twelve-month period that ended October 31, 2007, TAMRO Large Cap Value Fund, Class N returned 16.98%. By comparison, the Fund's peer group, the Morningstar(R) Large Blend Category, returned 15.26% and its benchmark, the S&P(R)/Citigroup Value Index, returned 13.58%.

Q.    How did you view the market environment over the period?

A. At the outset of the period, equity markets performed well in response to falling energy prices, upbeat economic data, solid corporate earnings and a benign interest rate backdrop. After growing worries about the housing market and a global equity market selloff triggered a brief setback in February, stocks regained their footing in the spring. In the summer and early fall, equity markets became more volatile as oil prices spiked to record highs, the U.S. dollar resumed its multi-year slide, inflation worries mounted and the housing slump became more pronounced. The Federal Reserve Board offered some relief, lowering its discount rate to inject liquidity into the financial system, and by cutting the federal funds rate twice in the final months of the period. Against this backdrop, large-cap stocks and growth stocks fared best during the period.

Q.    What factors affected the Fund's performance?

A. A combination of advantageous sector emphasis and rewarding stock selection aided the Fund's returns. For example, the Fund's underweighting in the struggling financial segment contributed most to performance. As for security selection within that sector, we were helped by our focus on high-quality companies with a leadership position in their respective industries. Berkshire Hathaway was one of our top picks for the year, fueled by strong performance of its property and casualty business. Another was Goldman Sachs, which proved itself a best-in-class provider with an ability to manage risk well. Our overweighting in technology stocks--a growing area of emphasis for the Fund as the period progressed--also worked in our favor, as their attractive valuations and better-than-expected earnings results attracted more investors. Security selection in the tech segment also helped, led by the strong performance of our holdings in data storage giant EMC and Cisco Systems. Elsewhere, a larger-than-benchmark stake in energy companies also made a positive contribution to performance. Energy segment security selection also was a plus, with our holdings in National Oil Well Varco benefiting from its ability to capitalize on previous industry consolidation. Detracting from performance were our underweights in telecommunications and utilities, two segments that performed better than we had expected. Security selection among industrials also hurt because we didn't have much exposure to the heavy machinery and infrastructure segments, which topped the sector's best performers.

Q.    What's your outlook?

A. One of the key questions for investors going forward is whether large cap stocks will continue to lead the overall stock market, a question that ultimately hinges on the strength of the economy, the actions of the Fed and the level of risk aversion among investors. History suggests that once the Fed begins to lower short-term interest rates, small cap stocks start to outperform. No matter what the environment, we'll focus on identifying opportunities using our thematic value approach of seeking companies that are consolidating their industry, restructuring, or introducing new products.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             TAMRO Large Cap Value Fund   S&P(R) 500 citigroup Value Index  Morningstar(R) Large Blend Category
11/30/2000             $10,000                        $10,000                             $10,000
     1-Apr             $10,570                        $10,495                             $ 9,801
     1-Oct             $ 9,689                        $ 8,599                             $ 8,397
     2-Apr             $10,232                        $ 8,935                             $ 8,707
     2-Oct             $ 8,525                        $ 7,241                             $ 7,162
     3-Apr             $ 9,028                        $ 7,629                             $ 7,427
     3-Oct             $10,459                        $ 9,038                             $ 8,607
     4-Apr             $11,486                        $ 9,759                             $ 9,108
     4-Oct             $11,627                        $10,345                             $ 9,319
     5-Oct             $12,788                        $11,397                             $10,226
     6-Oct             $14,463                        $13,742                             $11,735
     7-Oct             $16,918                        $15,608                             $13,526

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

                     RETURNS FOR PERIOD ENDED 10/31/07

                     Average Annual Total Returns - Class N
                     --------------------------------------
                     One Year                        16.98%
                     Five Year                       14.69%
                     Since Inception                  7.90%
                     --------------------------------------

                     Inception Date 11/30/00

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


| 6

Aston Funds
--------------------------------------------------------------------------------

VALUE FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2007

--------------------------------------------------------------------------------
                                       Steven R. Gorham, CFA & Nevin P. Chitkara

Q. How did the Fund perform during the twelve-month period ended October 31, 2007?

A. For the twelve-month period ended October 31, 2007, the Value Fund Class N and Class I shares posted total returns of 16.77% and 16.98%, respectively. By comparison, the Fund's peer group, the Morningstar(R) Large Value Category, returned 11.78% and the Fund's benchmark, the Russell 1000 Value Index returned 10.83%.

Q.    Can you describe the investment environment?

A. Stocks performed well in the initial months of the period, amid falling energy prices, upbeat economic data and solid corporate earnings. After a brief sell-off in February, stocks resumed their climb from March through May in response to continued earnings gains and better-than-expected economic conditions. The final four months of the period were some of the more challenging we've experienced, characterized by increased volatility, a temporary seizing up of the credit market and a significant summer equity market sell off. In the final months, the Federal Reserve Board helped spark an equity market rally by cutting both the discount and federal funds rate. Against this backdrop, large-cap and growth stocks fared the best during the period, stealing market leadership from small-caps and value stocks.

Q. To what do you attribute the Fund's strong showing relative to its benchmark?

A. Contributing most to our outperformance was our stock selection in the struggling Financial sector and, to a lesser extent, our underweighted position in the segment relative to the index. The Fund had no direct exposure to pure play non-prime mortgage originators, which recently have suffered greatly. We also avoided the Real Estate Investment Trust (REIT) sector and a majority of the regional banks and mortgage lenders based on our concerns over real estate asset inflation. Additionally, our decision to overweight the beleaguered broker group was more than offset with stock selection there, led by the strong performance of Goldman Sachs. Stock selection and our overweighting in Industrials also aided our returns. In particular, we enjoyed impressive gains from Lockheed Martin, which was fueled by its renewed focus on better managing its capital and a better success rate in winning contracts, among other factors. Advantageous stock selection in the consumer staples segment added to the Fund's performance, where Altria and Nestle were our two top contributors. Among individual stocks, Deere & Co. was a standout, in large measure because it is well-positioned to benefit from the surge in corn production--driven by increased demand for ethanol--which is expected to compel farmers to buy more equipment. Turning to disappointments, the biggest detractor was our holding in Allstate, which slumped in response to earnings that fell short of Wall Street's estimates. Our underweighted exposure to Exxon Mobil and AT&T worked against us relative to our benchmark because both stocks enjoyed strong gains. Our stake in Johnson & Johnson cost us some ground as the company struggled on concerns about upcoming patent expirations, intensified competition in certain of its key business areas and other factors.

Q.    What is your outlook?

A. From a macroeconomic standpoint, we believe the stock market is likely to remain choppy over the near term until the housing market bottoms, the bad news regarding the Financial sector is behind us and the economy stabilizes. Having said that, we're optimistic about the prospects for the large-cap, high-quality companies we favor. At the end of the period, their valuations remained attractive by our analysis. Furthermore, we don't believe the market has fully embraced the benefits of their strong balance sheets. To the extent that investors embrace attractively valued high-quality companies, we believe our holdings can benefit.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

          Value Fund   Russell 1000 Value Index   Morningstar(R) Large Value Category
1/4/93*     $10,000              $10,000                         $10,000
 Dec-93     $10,666              $11,807                         $11,393
 Dec-94     $10,666              $11,573                         $11,330
 Dec-95     $14,082              $16,013                         $15,031
 Dec-96     $16,959              $19,478                         $18,081
 Dec-97     $22,131              $26,330                         $23,044
 Dec-98     $23,340              $30,446                         $25,687
 Dec-99     $25,941              $32,683                         $27,110
 Dec-00     $25,765              $34,974                         $29,712
  1-Oct     $20,907              $30,487                         $26,619
  2-Oct     $19,321              $27,432                         $23,156
  3-Oct     $22,475              $33,706                         $28,158
  4-Oct     $26,044              $38,914                         $31,624
  5-Oct     $29,034              $43,529                         $34,764
  6-Oct     $34,653              $52,870                         $41,001
  7-Oct     $40,465              $58,596                         $45,831

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Value investing involves the risk that a Fund's investing in companies believed to be undervalued will not appreciate as anticipated.

                     RETURNS FOR PERIOD ENDED 10/31/07

                     Average Annual Total Returns - Class N
                     --------------------------------------
                     One Year                        16.77%
                     Five Year                       15.93%
                     Ten Year                         6.94%
                     --------------------------------------

                     Inception Date 01/04/93

                     Average Annual Total Returns - Class I
                     --------------------------------------
                     One Year                        16.98%
                     Five Year                         N/A
                     Since Inception                 16.32%
                     --------------------------------------

                     Inception Date 09/20/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


                                                                             | 7

Aston Funds
--------------------------------------------------------------------------------

RIVER ROAD DYNAMIC EQUITY INCOME FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2007

--------------------------------------------------------------------------------
        James C. Shircliff, CFA, Henry W. Sanders, III, CFA & Thomas Forsha, CFA

Q.    How did the Fund perform during the period?

A. For the twelve-month period that ended October 31, 2007, the River Road Dynamic Equity Income Fund, Class N, posted a total return of 10.89%. By comparison, the Fund's peer group, the Morningstar(R) Mid-Cap Value Category, returned 11.56% and the Fund's benchmark, the Russell 3000 Value Index, returned 10.06%. From its inception on June 28, 2007, the Fund's Class I shares posted a total return of -1.58% and the Fund's benchmark, the Russell 3000 Index posted a return of 3.41% for the period June 30, 2007 through October 31, 2007. Previously the Fund's returns were compared to the Russell 3000 Index. The Adviser believes that the Russell 3000 Value Index is more representative of the Fund's investment style and should allow the more meaningful performance.

Q.    Can you describe the investment environment?

A.    After  an  extended  period  of  out-performance,  high-yielding  equities generally underperformed during the period as mounting credit concerns weighed on the dividend-heavy Financial sector. Additionally, there was a clear shift in focus among investors toward both large-cap and growth stocks, which proved challenging for our absolute value investment strategy. On a positive note, strong corporate earnings have allowed a broad spectrum of companies to rapidly increase their dividend payments. The recent decline in stock prices, coupled with higher dividend payments, has expanded the universe of high-yielding companies featuring predictable, sustainable business models and strong management teams.

Q.    What factor's influenced the Fund's performance during the year?

A. Energy producer holdings generally made the largest positive contribution to performance. In this segment, standouts included Fording Canadian Coal Trust, TC Pipelines L.P. and NuStar Energy L.P. Other positive contributors were select companies in the Utility and Financial Services sectors. BCE Inc., Verizon Communications, Inc. and Macquarie Infrastructure Company aided returns in utilities, while Dow Jones & Co, Equity Inns and Realty Inn were the leaders among financials. Relative to the Fund's benchmark, performance was negatively impacted by our underweight position in integrated oil companies. However, that was more than offset by the overweight in other energy holdings, resulting in a slightly overweight position in Energy and a positive impact overall.

Q.    What is your outlook?

A. While overall market volatility may dampen, we do not see much relief in the current environment. In the coming months, we expect that the burden on the U.S. consumer will increase. Energy prices are likely to remain high, credit standards tight, real estate values under pressure and the price of imports will rise. Many with adjustable rate mortgages will face significantly higher monthly payments. A change for the positive is the stance of the Federal Reserve. The reductions in the Federal Funds rate during September and October has helped to soften the impact of the liquidity crisis that erupted in July. Many financial stocks are being unfairly punished and will represent a great investment opportunity when the selling momentum subsides. For now, we remain watchful, but cautious. A steeper yield curve will increase profitability in the banking sector, but it is likely that a prolonged real estate downturn will expose additional credit issues in loan portfolios and dampen overall consumer appetite for debt. Further easing by the Fed would add to the pressure on the U.S. dollar as lower short term interest rates would make it less competitive relative to other currencies. In turn, a weaker dollar, and the stock market, will tend to favor U.S. based multinational corporations and exporters. We expect to see value continue to shift to large cap stocks with strong balance sheets, global business reach and limited exposure to domestic discretionary consumer spending. As we anticipated, a shift in bias occurred this year toward more growth-oriented investment styles. That being said, we believe our focus on investing in high-quality, attractively-priced companies, with high and growing dividend yields is still both timely and well positioned for the years ahead.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

        River Road Dynamic Equity Income Fund   Russell 3000 Value Index   Morningstar(R) Mid-Cab Value Category
5-Jun                  $10,000                           $10,000                         $10,000
5-Jul                  $10,331                           $10,410                         $10,444
5-Oct                  $10,030                           $10,206                         $10,080
6-Oct                  $12,408                           $11,877                         $11,804
7-Oct                  $13,759                           $13,071                         $13,169

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

                     RETURNS FOR PERIOD ENDED 10/31/07

                     Average Annual Total Returns - Class N
                     --------------------------------------
                     One Year                        10.89%
                     Five Year                         N/A
                     Since Inception                 14.58%
                     --------------------------------------

                     Inception Date 06/28/05

                     Total Return - Class I
                     --------------------------------------
                     Cummulative from Inception      (1.58)%
                     --------------------------------------

                     Inception Date 06/28/07

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


| 8

Aston Funds
--------------------------------------------------------------------------------

OPTIMUM MID CAP FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2007

--------------------------------------------------------------------------------
                                                               Thyra E. Zerhusen

Q. How did the Fund perform during the twelve-month period ended October 31, 2007?

A.    For the twelve-month  period ended October 31, 2007,  Optimum Mid Cap Fund
      Class N and Class I posted total returns of 27.08% and 27.43%, respectively. By comparison, the Fund's peer group, the Morningstar(R) Mid-Cap Blend Category, returned 15.43% and the Fund's benchmark, the S&P(R) 400 Mid-Cap Index, gained 17.02%.

Q.    Can you describe the investment environment?

A. Despite increased volatility in the second half of the period, mid-cap stocks posted strong solid advances for the 12-month period. Strong corporate profit growth and sanguine economic data helped propel stocks through May. Stocks retrenched in the summer, as rising bond yields, a spike in crude oil prices, the deepening housing slump and the subprime mortgage market meltdown spread worries throughout global markets and resulted in a flight from riskier assets. The Federal Reserve Board helped fan a late-period stock market rally, first by lowering its discount rate, then by two rate cuts in the federal funds target.

Q.    Why did the Fund beat the index by such a wide margin?

A. Stock selection was the main contributor. We invest in companies with high-quality balance sheets and attractive valuations that we believe are better able to withstand a turbulent market environment. In addition, nearly half of the holdings in the portfolio derive a significant amount of the revenues from overseas, insulating them from the weakness that emerged in the U.S. economy. Stocks with the biggest positive contribution to performance were in the energy-related industries, primarily the infrastructure and services arena. These companies all benefited from strong multi-year backlogs in orders, and are less vulnerable to the day-today fluctuations in the price of oil. One case in point was energy-related engineering and construction company Chicago Bridge & Iron, which rose on strong earnings. Another good example was oil service provider FMC Technologies, which enjoyed very strong gains recently after the company reported a record backlog of demand for its deep-sea drilling equipment. Denbury Resources, a North American energy exploration company, further boosted our results. Elsewhere, our stake in Borg Warner also added value, benefiting from strong overseas growth. Other top performers included Andrew Corp., which was taken over at favorable terms to the Fund, Dow Jones, buoyed by news of the publishing company's takeover by Rupert Murdoch, and Bungee, one of the world's leading agribusiness companies, which posted strong revenue and earnings growth. Eaton Vance also scored well by expanding its tax-advantaged fund offerings and growing its assets under management. Among our disappointments during the period were publishing companies the New York Times and Gannett, which lost ground due to concerns about the advertising environment. Another detractor was Lexmark, maker of printers and printing supplies, which faltered amid an intensely competitive pricing environment.

Q.    What is your outlook?

A. The portfolio and the mid-cap sector continue to provide attractive investment opportunities. We have limited exposure in the Financial sector, and our focus on investing in companies with strong balance sheets should serve us well to the extent that investors shun riskier assets. Furthermore, we believe mid-cap stocks may be in the market's sweet spot. Their growth rates often exceed their large cap counterparts and, unlike small cap stocks, many mid-cap companies have significant international businesses.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

         Optimum Mid Cap Fund   S&P(R) 400 Mid-Cap Index   Morningstar(R) Mid-Cap Blend Category
Sep-94          $10,000                 $10,000                           $10,000
Oct-94          $10,250                 $ 9,921                           $10,009
Oct-95          $12,189                 $12,025                           $11,949
Oct-96          $15,420                 $14,111                           $14,111
Oct-97          $20,582                 $18,721                           $18,456
Oct-98          $18,413                 $19,974                           $18,312
Oct-99          $18,840                 $24,180                           $22,248
Oct-00          $26,201                 $31,833                           $27,839
 1-Oct          $27,097                 $27,870                           $24,785
 2-Oct          $24,963                 $26,538                           $22,933
 3-Oct          $35,359                 $34,661                           $30,150
 4-Oct          $40,338                 $38,487                           $33,720
 5-Oct          $42,124                 $45,280                           $38,512
 6-Oct          $51,136                 $51,361                           $44,474
 7-Oct          $64,981                 $60,103                           $51,336

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-Cap and Mid-Cap Stocks may be subject to a higher degree of market risk than the security of more established companies because they tend to be more volatile and less liquid.

                     RETURNS FOR PERIOD ENDED 10/31/07

                     Average Annual Total Returns - Class N
                     --------------------------------------
                     One Year                        27.08%
                     Five Year                       21.09%
                     Ten Year                        12.18%
                     --------------------------------------

                     Inception Date 09/19/94

                     Average Annual Total Returns - Class I
                     --------------------------------------
                     One Year                        27.43%
                     Five Year                         N/A
                     Since Inception                 14.69%
                     --------------------------------------

                     Inception Date 07/06/04

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


                                                                             | 9

Aston Funds
--------------------------------------------------------------------------------

RIVER ROAD SMALL-MID CAP FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2007

--------------------------------------------------------------------------------
             James C. Shircliff, CFA, R. Andrew Beck & Henry W. Sanders III, CFA

Q.    How did the Fund perform during the period?

A. From its inception on March 29, 2007, through October 31, 2007, River Road Small-Mid Cap Fund, Class N, posted a total return of 1.30%. By comparison, the Fund's peer group, the Morningstar(R) Small Value Funds Category, returned -5.10% and the Fund's benchmark, the Russell 2500 Value Index, returned -5.39% for the period June 30, 2007 through October 31, 2007. From its inception on June 28, 2007, the Fund's Class I shares posted a total return of -3.52%.

Q.    Can you describe the investment environment?

A. The environment for small-cap value became progressively more challenging. Since launching the Fund, we believed that the rally in small-cap stocks was maturing and performance relative to larger-cap stocks may have crested. We further believed that the Fund's ability to invest in mid-cap securities would give it an advantage over a purely small-cap strategy in this environment. Small-cap stocks have subsequently fallen out of favor with investors. The catalyst for the shift in bias was a confluence of events, including slowing domestic profit growth, rising short-term interest rates, and the massive deployment of leverage throughout the financial system. These events ultimately led investors to reassess how risk was being priced in the markets. That re-pricing had negative implications for the more volatile small-cap asset class and, in particular, small-cap value, which has enjoyed a spectacular run in recent years.

Q.    What factor's influenced the Fund's performance during the year?

A. Favorable stock selection primarily drove strong returns in the Fund during the period since inception. The top-performing holding was Aptar Group, Inc. The company, which manufactures a wide range of specialty dispensing systems, continued to benefit from strong operating trends, especially in its non-U.S. markets. Among the top-performing sectors was Energy, which benefited from sharply rising crude oil prices during the period. In that segment, two standouts were Encore Acquisitions and Pioneer Natural Resources. The Fund's consumer staples holdings also performed well, led by grocery and convenience store investments including Ruddick Corp, Village Supermarkets, and Casey's General Stores. The only group that generally disappointed us was the consumer discretionary segment, in which the Fund was significantly overweighted. Historically, the firm's smaller-cap, consumer-related holdings have performed well, even when that sector is out-of-favor in the broader market. The recent financial crisis, however, had a direct and broad impact on any company that was consumer-related, including many of our holdings. Fortunately, the diversified nature of our consumer holdings helped to cushion the negative impact.

Q.    What is your outlook?

A. For more than a year, we have been cautious regarding the fundamental backdrop for smaller-cap stocks. Unfortunately, the recent correction was not deep enough to materially change that macro view. Though some attractive pockets of value have reemerged in the small-cap market, and the discount to value in our portfolio is significantly greater than the trough levels seen earlier this year, valuations (both absolute and relative to large cap) are still above the norm. Additionally, the M&A boom that helped fuel the rally in small- and mid-caps has dampened and appears unlikely to bounce back soon. On a positive note, both monetary and fiscal policy are expansionary for the first time since early 2004. The economy, however, is softening and analysts are still predicting aggressive earnings growth for small-caps in 2008 - expectations that will likely have to soften. Looking ahead, we are excited about the investment opportunities emerging in this market. Unless the Federal Reserve becomes more aggressive, however, and/or the economy and oil prices stabilize, we expect to continue to face headwinds from both the asset class and the broader investment environment.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              River Road Small-Mid Cap Fund   Russell 2500 Value Index   Morningstar(R) Small Value Category
03/29/2007*              $10,000                       $10,000                         $10,000
      7-Apr              $10,170                       $10,209                         $10,213
      7-Jul              $ 9,840                       $ 9,521                         $ 9,713
      7-Oct              $10,130                       $ 9,736                         $ 9,917

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-Cap and Mid-Cap Stocks may be subject to a higher degree of market risk than the security of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/07

Total Return - Class N
-----------------------------------
Cumulative from Inception    1.30%
-----------------------------------

Inception Date 03/29/2007

Total Return - Class I
-------------------------------------
Cumulative from Inception    (3.52)%
-------------------------------------

Inception Date 06/28/2007

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH MARCH 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


| 10

Aston Funds
--------------------------------------------------------------------------------

VEREDUS AGGRESSIVE GROWTH FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2007

--------------------------------------------------------------------------------
                                 B. Anthony Weber & Charles P. McCurdy, Jr., CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2007?

A. For the twelve-month period that ended October 31, 2007, Veredus Aggressive Growth Fund, Class N and Class I returned 30.01% and 30.34%, respectively. In comparison, the Fund's peer group, the Morningstar(R) Small Growth Category, returned 18.99%, and its benchmarks, the Russell 2000 Growth Index returned 16.73%.

Q.    Can you describe the investment environment?

A. Although the equity markets posted solid gains for the period, growth stocks--which we emphasize--assumed market leadership after a multi-year run of being decidedly out of favor. By the end of the period, the markets had made progress toward working through a mid-summer credit crisis born of the deterioration in the subprime mortgage lending and asset-backed securities markets. What looked like a very dark environment in mid-August had improved markedly by the end of the period as the Federal Reserve Board cut its target interest rate on two separate occasions.

Q.    What factors influenced the Fund's performance during the past year?

A. Stock selection was the main contributor to the Fund's out performance of its benchmark. Among our best performers were shares of robotic surgical tool maker Intuitive Surgical, which soared following strong sales, profits and earnings gains. Crocs, the maker of the popular plastic clog, also rose substantially throughout much of the period as investors cheered the company's continued growth and better-than-expected results leading to ever higher earnings estimates throughout the period. Construction services company Perini Corp was another winner. The company generated higher revenue and profit gains, thanks in large part to strength in its building segment, which is a dominant player in the Las Vegas commercial marketplace. Our shares in Warnaco Group Inc. and Guess, two apparel retailers, posted strong gains for us, each benefiting from growth in their licensing businesses, among other things. Personal-publishing and photo based products service provider Shutterfly scored well, generating impressive financial results on the heels of outstanding sales growth. Chipotle Mexican Grill served up strong returns, delivering much better-than-expected earnings results. On the flip side, we lost ground with Coldwater Creek, which suffered amid some fashion missteps by the company. Another detractor was Limelight Network. The company, whose network provides high performance content delivery, came under pressure when the company failed to meet Wall Street's earnings expectations due to pricing pressures. Adams Respiratory Therapeutics, best known for its Mucinex products, stumbled as earnings came in below expectations as the company's spending plans increased unexpectedly.

Q.    What is your outlook?

A. At this juncture, there are still unresolved issues in the housing, mortgage lending and asset backed markets, but global policy makers appear to be much more cognizant of increased levels of risk. Even so, we're quite optimistic about the prospects for growth stocks as we approach 2008. We maintain our view that the style bias has now shifted decidedly in favor of growth stocks. This is also reinforced by the fact that cash flow multiples for growth stocks are below those for value stocks and intuitively this makes no sense. The recent interest rate policy ease from the Fed gives us added conviction that growth is coming back into vogue.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Veredus Aggressive Growth Fund      Russell 2000 Growth Index    Morningstar(R) Small Growth Category
Jun-98                   $10,000                            $10,000                           $10,000
Oct-98                   $ 8,620                            $ 8,234                           $ 8,169
Oct-99                   $16,630                            $11,859                           $10,561
Oct-00                   $25,502                            $16,475                           $12,269
 1-Oct                   $22,931                            $11,921                           $ 8,403
 2-Oct                   $14,961                            $ 9,723                           $ 6,590
 3-Oct                   $19,913                            $13,727                           $ 9,659
 4-Oct                   $21,246                            $14,356                           $10,193
 5-Oct                   $23,977                            $16,063                           $11,305
 6-Oct                   $24,094                            $18,178                           $13,235
 7-Oct                   $31,324                            $21,632                           $15,449

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

                     RETURNS FOR PERIOD ENDED 10/31/07

                     Average Annual Total Returns - Class N
                     --------------------------------------
                     One Year                        30.01%
                     Five Year                       15.93%
                     Since Inception                 13.01%
                     ---------------------------------

                     Inception Date 06/30/98

                     Average Annual Total Returns - Class I
                     --------------------------------------
                     One Year                        30.34%
                     Five Year                       16.26%
                     Since Inception                  5.24%
                     --------------------------------------

                     Inception Date 10/05/01

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


                                                                            | 11

Aston Funds
--------------------------------------------------------------------------------

TAMRO SMALL CAP FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2007

--------------------------------------------------------------------------------
                                                            Philip D. Tasho, CFA

Q. How did the Fund perform during the 12-month period ended October 31, 2007?

A. For the twelve-month period that ended October 31, 2007, TAMRO Small Cap Fund, Class N and Class I returned 12.56% and 12.86%, respectively. By comparison, the Fund's peer group, the Morningstar(R) Small Blend Category, returned 10.36% and its benchmark, the Russell 2000 Index, returned 9.27%.

Q.    How did you view the market environment over the period?

A. At the outset of the period, equity markets performed well in response to falling energy prices, upbeat economic data, solid corporate earnings and a benign interest rate backdrop. After growing worries about the housing market and a global equity market selloff triggered a brief setback in February, stocks regained their footing in the spring. In the summer and early fall, equity markets became more volatile as oil prices spiked to record highs, the U.S. dollar resumed its multi-year slide, inflation worries mounted and the housing slump became more pronounced. The Federal Reserve Board offered some relief, lowering its discount rate to inject liquidity into the financial system, and by cutting the federal funds rate twice in the final months of the period. Against this backdrop, large-cap stocks and growth stocks fared best during the period.

Q.    What factors affected the Fund's performance?

A. A combination of advantageous sector emphasis and rewarding stock selection aided the Fund's returns. For example, the Fund's underweighting in the struggling financial segment contributed most to performance. As for security selection within that sector, we were helped by our avoidance of the banks and mortgage-related companies that suffered from their exposure to the sub-prime mortgage meltdown and resulting credit contagion. At the same time, our focus on growth-oriented asset managers--namely GAMCO Investors and Calamos--was rewarded as they produced strong financial results. Our overweighting in energy stocks also worked in our favor, as surging oil prices led to strong performance in energy stocks. Security selection in the energy segment also helped, led by the strong performance of our holdings in Willbros Group, which provides engineering and construction services to the energy industry. Elsewhere, a larger-than-benchmark stake in Consumer Staples also made a positive contribution to performance, with holdings such as organic ingredient company SunOpta and packaged organic food maker Hain Celestial leading the pack in that segment. Finally, a larger weighting in Technology helped, lead by the strong returns of companies such as software makers Double Take and Andrew Corp. Detracting from performance were consumer discretionary holdings including JetBlue Airways and PF Chang China Bistro, which fell out of the market's favor in response to worries over consumer spending.

Q.    What's your outlook?

A. One of the key questions for investors going forward is whether large cap stocks will continue to lead the overall stock market, a question that ultimately hinges on the strength of the economy, the actions of the Fed and the level of risk aversion among investors. History suggests that once the Fed begins to lower short-term interest rates, small cap stocks start to outperform. No matter what the environment, we'll focus on identifying opportunities using our thematic value approach of seeking companies that are consolidating their industry, restructuring, or introducing new products.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             TAMRO Small Cap Fund   Russell 2000 Index   Morningstar(R) Small Blend Category
11/30/2000          $10,000               $10,000                      $10,000
     1-Apr          $11,460               $10,947                      $10,459
     1-Oct          $10,774               $ 9,729                      $ 9,761
     2-Apr          $13,928               $11,678                      $11,955
     2-Oct          $10,603               $ 8,603                      $ 9,093
     3-Apr          $11,826               $ 9,253                      $ 9,578
     3-Oct          $15,919               $12,334                      $12,467
     4-Apr          $17,446               $13,140                      $13,507
     4-Oct          $17,538               $13,780                      $14,153
     5-Oct          $19,144               $15,445                      $16,096
     6-Oct          $24,165               $18,531                      $18,729
     7-Oct          $27,201               $20,248                      $20,669

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-Cap Stocks may be subject to a higher degree of market risk than the security of more established companies because they tend to be more volatile and less liquid.

                     RETURNS FOR PERIOD ENDED 10/31/07

                     Average Annual Total Returns - Class N
                     --------------------------------------
                     One Year                        12.56%
                     Five Year                       20.74%
                     Since Inception                 15.56%
                     --------------------------------------

                     Inception Date 11/30/00

                     Average Annual Total Returns - Class I
                     --------------------------------------
                     One Year                        12.86%
                     Five Year                         N/A
                     Since Inception                 14.38%
                     --------------------------------------

                     Inception Date 01/04/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


| 12

Aston Funds
--------------------------------------------------------------------------------

RIVER ROAD SMALL CAP VALUE FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2007

--------------------------------------------------------------------------------
             James C. Shircliff, CFA, Henry W. Sanders III, CFA & R. Andrew Beck

Q.    How did the Fund perform during the period?

A. For the twelve-month period that ended October 31, 2007, River Road Small Cap Value Fund, Class N, posted a total return of 8.12%. By comparison, the Fund's peer group, the Morningstar(R) Small Value Category, returned 5.55% and the Fund's benchmark, the Russell 2000 Value Index, returned 2.05%. From its inception on December 13, 2006, through October 31, 2007, the Fund's Class I shares posted a total return of 3.91% and the Funds benchmark the Russell 2000 Value Index posted a return of -0.78% for ther period November 30, 2006 through October 31, 2007.

Q.    Can you describe the investment environment?

A. The environment for small-cap value stocks became progressively more challenging. Last year, we expressed our belief that the rally in small-cap stocks was maturing and performance relative to larger-cap stocks may have crested. Although that prediction was perhaps a few months premature, small-cap stocks have subsequently fallen out of favor with investors. The catalyst for the shift in bias was a confluence of events, including slowing domestic profit growth, rising short-term interest rates, and the massive deployment of leverage throughout the financial system. These events ultimately led investors to reassess how risk was being priced in the markets. That re-pricing had negative implications for the more volatile small-cap asset class and, in particular, small-cap value, which had enjoyed a spectacular run in prior years.

Q.    What factor's influenced the Fund's performance during the year?

A. Favorable stock selection primarily drove strong returns. One of our largest holdings, Aptar Group, was also one of our best performers. Aptar, which manufactures a wide range of specialty dispensing systems, continued to benefit from strong operating trends, especially in its non-U.S. markets. Consumer Staples was the best-performing sector for the Fund, led by grocery and convenience store holdings, including Ruddick Corp, Village Supermarkets and Casey's General Stores. Our significant underweight in financials relative to the index also contributed to the Fund's substantial outperformance of the benchmark.

      The only group of holdings that generally disappointed us was the Consumer Discretionary sector, in which we were significantly overweight relative to the index. Historically, the Fund's consumer-related holdings have performed well, even when that sector is out of favor in the broader market. However, the recent financial crisis, had a direct and broad impact on any company that was consumer-related, including many of our holdings. Fortunately, the diversified nature of our consumer holdings cushioned the impact.

Q.    What is your outlook?

A. For more than a year, we have been cautious regarding the fundamental backdrop for small-cap stocks. Unfortunately, the recent correction was not deep enough to materially change that macro view. Although some attractive pockets of value have reemerged and the discount to value in our portfolio is significantly greater than the trough levels seen earlier this year, valuations (both absolute and relative to large cap) are still above the norm. Additionally, the M&A boom that helped fuel the rally in small caps has dampened and appears unlikely to bounce back soon. On a positive note, both monetary and fiscal policy is expansion-ary for the first time since early 2004. The economy, however, is softening and analysts are still predicting aggressive earnings growth for small caps in 2008 - expectations that will likely have to soften. Looking ahead, we are excited about the investment opportunities emerging in this market and, in effect, our ability to re-seed the portfolio following an extended period of strong performance. Unless the Federal Reserve becomes more aggressive, however, and/or the economy and oil prices stabilize, we expect to continue to face headwinds from both the asset class and the broader investment environment.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

        River Road Small Cap Value Fund   Russell 2000 Value Index   Morningstar(R) Small Cap Value Category
5-Jun               $10,000                        $10,000                           $10,000
5-Jul               $10,520                        $10,569                           $10,571
5-Oct               $10,280                        $10,050                           $10,123
6-Oct               $13,460                        $12,352                           $11,808
7-Oct               $14,553                        $12,605                           $12,464

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-Cap and Mid-Cap Stocks may be subject to a higher degree of market risk than the security of more established companies because they tend to be more volatile and less liquid.

Value investing involves the risk that a Fund's investing in companies believed to be undervalued will not appreciate as anticipated.

                     RETURNS FOR PERIOD ENDED 10/31/07

                     Average Annual Total Returns - Class N
                     --------------------------------------
                     One Year                         8.12%
                     Five Year                         N/A
                     Since Inception                 17.35%
                     --------------------------------------

                     Inception Date 06/28/05

                     Total Return - Class I
                     --------------------------------------
                     Cumulative from Inception        3.91%
                     --------------------------------------

                     Inception Date 12/13/06

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


                                                                            | 13

Aston Funds
--------------------------------------------------------------------------------

RESOLUTION GLOBAL EQUITY FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2007

--------------------------------------------------------------------------------
                                                                     James Smith

Q.    How did the Fund perform?

A. From its inception on August 13, 2007, through October 31, 2007, Resolution Global Equity Fund returned, Class N, produced a total return of 6.60%. By comparison, the Fund's peer group, the Morningstar(R) Worlds Stock Category, returned 9.05%, while the Fund's benchmark, the MSCI World ND Index, returned 7.89% for the period ended July 31, 2007 through October 31, 2007.

Q.    Could you tell us about the market environment in which the Fund began?

A. August saw a sharp rise in financial market volatility on fears of the melt-down in the U.S. subprime mortgage market spreading further across global credit markets. Simultaneously, equity investors were worried that the merger and acquisition boom would cease and defaults would increase, weakening consumer demand. The market ended the period in better shape, encouraged by two Federal Reserve Board rate cuts and the belief that the credit and liquidity problems would be successfully overcome. This monetary easing fueled a rise in risk appetite. In October, stocks continued to regain their footing as investors turned their focus more toward global economic growth and somewhat away from the slumping housing-related problems in the U.S.

Q.    Against that backdrop, what shaped the Fund's results since its inception?

A. Our technology and energy holdings aided the Fund's results. Rising oil prices helped buoy the prospects for holdings such as Chevron Corporation and Total, two of the world's largest integrated energy companies. We also enjoyed good returns from many of our technology holdings, which shot higher amid strong earnings growth and expectations that their earnings will continue to advance. In this sector, one standout was chip maker
      Intel, which posted quarterly results that exceed its analysts' expectations. Another winner was Nokia, the world's biggest mobile-phone marker, which benefited from its ability to grow its share of the global device market despite selling more inexpensive phones. In contrast, our stake in financial stocks--particularly Citigroup, American International Group and Allianz--detracted from performance. Financial stocks fell on concerns about the impact of the subprime mortgage meltdown and credit crunch on their earnings and balance sheets. In assembling the Fund, we felt that financials were attractively valued and that their prices reflected much of the bad news that had plagued these companies all year.

Q.    What's your outlook?

A. The consensus view is for lower growth and profits, but not recession. This seems to be a fair bet but the full effect of the subprime crisis and credit drought has yet to materialize. Encouragingly, central banks have shown a willingness to help but, ironically, their liquidity-pumping could exacerbate the problem longer term. This risk is illustrated by the sharp rally in equities since the Federal Reserve's (Fed's) action, and especially in riskier areas such as emerging markets. A bubble seems to be forming which has an unhealthy resemblance to the final quarter of 1999. We admit to being surprised by the extent of the Fed's reversal and by the optimism of equity investors that the problems have been fixed. Accordingly, we cut our global stock allocation and held the proceeds into cash. On a valuation basis, cash continues to look attractive against equities and bonds across most markets. Given our forecast for continued volatility in the coming months, it seemed prudent to lock in some of the recent equity gains and wait patiently for opportunities to reemerge.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Resolution Global Equity Fund   MSCI World ND Index   Morningstar(R) World Stock Category
08/13/2007*              $10,000                    $10,000                       $10,000
      7-Aug              $10,200                    $ 9,992                       $ 9,967
      7-Sep              $10,540                    $10,468                       $10,472
      7-Oct              $10,660                    $10,789                       $10,906

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.

                        RETURNS FOR PERIOD ENDED 10/31/07

                        Total Return - Class N
                        ---------------------------------
                        Cumulative from Inception   6.60%
                        ---------------------------------

                        Inception Date 08/13/07

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH JULY 31, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


| 14

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO GLOBAL REAL ESTATE FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2007

--------------------------------------------------------------------------------
   Nancy J. Holland, CPA, Joseph Pavnica, CFA, Menno Sloterdijk, & Matthew Hoult

Q.    How did the Fund perform?

A. From its inception on August 3, 2007, through October 31, 2007, ABN AMRO Global Real Estate Fund, Class N, produced a total return of 10.80%. By comparison, the Fund's peer group, the Morningstar(R) Specialty-Real Estate Category, returned 11.20% and the Fund's benchmark, the Global Property Research 250 Index, returned 10.747% for the period ended July 31, 2007 through October 31, 2007.

Q.    How would you describe the investment environment?

A. The Fund began operating in what proved to be a period of rebound for global REITs. Prior to August, the 2007 investment environment had been more difficult and volatile than investors in REITs had experienced for some time. But since the Fund began, REITs rebounded somewhat as investors started to recognize the relative value of the sector, acknowledging in the process that operating fundamentals had remained reasonably solid across most Property sectors.

Q. How did you position the Fund in its early stages and what factors influenced its performance during the past year?

A. We believe that the United Kingdom offers the largest potential for gains in Europe, with valuations looking more attractive after the recent market decline. Although worries exist, fundamental data is still supporting future earnings and net asset value growth. In the Americas, we like the relative stability of the Canadian marketplace in general, and have found a number of attractive prospects for a handful of companies. Within the U.S., we are very positive on retail, especially the mall sector. Singapore remains one of our preferred markets in Asia, with its outstanding fundamentals likely to support future earnings. And despite the recent surge in Hong Kong, we continue to be selective with our stock picking there.

Q.    What is your outlook?

A. Despite recent increased volatility in credit and equity markets, our outlook for property shares worldwide remains positive. Economic growth, positive supply and demand characteristics, as well as healthy earnings growth support this view. While concerns about heightened risk levels, the impact of interest rates on pricing, and evidence of softness in investment yields persist, our view is that current market valuations, healthy fundamentals and favorable long-term trends should continue to bode well for property stocks.

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               ABN AMRO Global     Global Property     Moringstar(R) Specialty-
              Real Estate Fund    Research 250 Index     Real Estate Category
08/03/2007*        $10,000             $10,000                  $10,000
      7-Aug        $10,230             $10,274                  $10,454
      7-Sep        $10,830             $10,861                  $10,927
      7-Oct        $11,080             $11,075                  $11,120

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Real estate funds may be subject to a higher degree of market risk than diversified funds because of the concentration in a specific industry or geographical sector. Risks also include declines in the value of real estate, general and economic conditions, changes in the value of underlying property and defaults by borrowers.

The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.

                        RETURNS FOR PERIOD  ENDED  10/31/07

                        Total Return - Class N
                        ---------------------------------
                        Cumulative from Inception  10.80%
                        ---------------------------------

                        Inception Date 08/03/07

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH JULY 31, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


                                                                            | 15

Aston Funds
--------------------------------------------------------------------------------

NEPTUNE INTERNATIONAL FUND

PORTFOLIO MANAGER COMMENTARY                                   OCTOBER 31, 2007

--------------------------------------------------------------------------------
                                                                    Robin Geffen

Q.    How did the Fund perform?

A. From its inception on August 6, 2007, through October 31, 2007, Neptune International Fund, Class I, produced a total return of 22.30%. By comparison, the Fund's peer group, the Morningstar(R) Foreign Large Growth Category, returned 12.48%, while the Fund's benchmark, the MSCI EAFE & Emerging Markets Index, returned 10.18% for the period July 31, 2007 through October 31, 2007.

Q.    Could you tell us about the market environment in which the Fund began?

A. At the Fund's inception, financial market volatility was on the rise in response to growing worries about the meltdown in the U.S. subprime mortgage market. Global markets ended the period in better shape, encouraged by two Federal Reserve Board rate cuts and the belief that the credit and liquidity problems would be successfully overcome. By period end, stocks continued to regain their footing as investors turned their focus more toward global economic growth and somewhat away from the slumping housing-related problems in the U.S.

Q.    Against that backdrop, what shaped the Fund's results since its inception?

A. The Fund performed well despite rather turbulent capital markets, largely reflecting its diversification across sectors and countries. The Fund benefited from being overweight in emerging markets, which were among the top-performing markets since the Fund began operations. By comparison, the developed markets saw relatively flat returns. Our top-performing stocks were located mostly within China and Russia, leaving those markets' collective weighting at a high by the end of the period. Only in those specific countries did financials perform particularly well, shielded from the woes seen in the U.S. and Europe. In particular, China Life and Ping An Insurance both gained significantly from deregulation regarding where those companies and individuals may invest. Both firms also posted record profits. On the flip side, our slightly underweighted positions in the Utilities, Healthcare and Information Technology sectors marginally detracted from our results relative to our benchmark as they posted strong gains during the period. Portfolio changes included a greater weight in defensive sectors across the U.K. and Europe, including pharmaceutical companies GlaxoSmithKline and AstraZeneca. At the time of our purchases, the sector had underperformed for some time and, based upon our research, we believe the cycle has begun to turn in the sector's favor. As a result, we believe both companies are well-positioned to take advantage of any upswing. Elsewhere, we believe our exposure to energy and telecommunications services in Russia may be particularly important as the government increases its spending on infrastructure and restructures other sectors.

Q.    What's your outlook?

A. Recent events in the credit markets have not impacted our long-term view on global economic growth or the health of the companies in which we invest. While there is still a great deal of uncertainty in global stock markets as the wider impact of the U.S. subprime problem remains unclear, sustained volatility should offer buying opportunities for the Fund.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS I

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Neptune International     MSCI EAFE &     Morningstar(R) Foreign
                       Fund            Emerging Mkts    Large Growth Category
08/06/2007*          $10,000              $10,000               $10,000
      7-Aug          $10,310              $ 9,834               $ 9,927
      7-Sep          $11,180              $10,462               $10,620
      7-Oct          $12,230              $11,019               $11,239

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Investments made in securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.

Emerging market securities may be subject to additional risks such as price volatility, currency fluctuation, financial reporting requirements as well as political and economic instability.

                        RETURNS FOR PERIOD ENDED 10/31/07

                        Total Return - Class I
                        ---------------------------------
                        Cumulative from Inception  22.30%
                        ---------------------------------
                        Inception Date 08/06/07

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH JULY 31, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


| 16

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO REAL ESTATE FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2007

--------------------------------------------------------------------------------
                                     Nancy J. Holland, CPA & Joseph Pavnica, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2007?

A. For the twelve-month period that ended October 31, 2007, ABN AMRO Real Estate Fund, Class N and Class I produced total returns of -1.41% and -1.18%, respectively. By comparison, the Fund's peer group, the Morningstar(R) Specialty-Real Estate Category, returned 2.75% and the Fund's benchmark, the MSCI US REIT Equity Index, returned -0.29%.

Q.    How would you describe the investment environment?

A. It was a more difficult and volatile environment than investors had experienced for some time. Entering the period, REITs had posted strong gains and outperformed the broader stock market overall during the prior seven years. Some investors began to shun the REIT sector in early 2007, believing that REITs may have gotten too expensive relative to other sectors. Later, there were growing concerns that the sub-prime mortgage market woes that had negatively impacted the residential market would spill over to the commercial real estate side. Later, a credit crunch--which drove up the cost of financing commercial real estate--signs of a slowing economy, and the end of what had been a private-equity boom fanned additional fears about the prospects for REITS. In the final months of the period, however, REITs rebounded somewhat as investors began to recognize the relative value of the sector, acknowledging in the process that operating fundamentals had remained reasonably solid across most Property sectors.

Q.    What factors influenced the Fund's performance during the past year?

A.    Our    overweighted    stake    relative    to   the   index   in   retail
      assets--particularly the Mall sector--worked in our favor. Holdings in this segment--which included Taubman and Simon Properties--benefited from the lack of meaningful new supply and continued demand for "A" quality mall space, and the long-term nature of mall leases. In contrast, our overweight in the Office sector worked against us as that group lagged the overall REIT market. Office REITS came under pressure primarily due to concerns about weakness in the overall economy even as a number of markets we emphasized remained quite healthy. For example, our holdings in SL Green worked against us amid worries about potential job losses in the Financial Services sector in New York. Our biggest underweight position was in the Industrial sector, where we had found valuations relatively unappealing. This positioning detracted from our relative returns as the sector was one of the best-performing during the period.

Q.    What is your outlook?

A. We remain cautiously optimistic regarding the prospects for property returns going forward. Our caution stems largely from a slowing economy, rising lending and cap rates, and valuation levels that are reasonable at best. Our optimism stems from the fact that operating fundamentals and earnings growth remain relatively healthy and demand for the asset class remains strong, particularly from institutional investors. Although the market volatility we have witnessed this year is unlikely to abate in the near term, the overall long-term picture remains healthy.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            ABN AMRO Real Estate    MSCI US REIT   Morningstar(R) Specialty-Real
                    Fund            Equity Index          Estate Category
12/31/97*          $10,000            $10,000                 $10,000
   DEC-98          $ 8,721            $ 8,310                 $ 8,395
   DEC-99          $ 8,431            $ 7,932                 $ 8,192
   DEC-00          $10,856            $10,059                 $10,407
    1-OCT          $10,806            $10,453                 $10,616
    2-OCT          $11,522            $11,152                 $11,346
    3-OCT          $15,406            $14,937                 $15,173
    4-OCT          $20,141            $19,344                 $19,574
    5-OCT          $23,777            $22,756                 $22,994
    6-OCT          $33,096            $31,351                 $31,163
    7-OCT          $32,629            $31,260                 $32,020

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Real estate funds may be subject to a higher degree of market risk than diversified funds because of the concentration in a specific industry or geographical sector. Risks also include declines in the value of real estate, general and economic conditions, changes in the value of underlying property and defaults by borrowers.

                        RETURNS FOR PERIOD ENDED  10/31/07

                        Average Annual Total Returns - Class N
                        ----------------------------------------
                        One Year                         (1.41)%
                        Five Year                        23.14%
                        Since  Inception                 12.78%
                        ----------------------------------------

                        Inception Date 12/30/97

                        Average Annual Total Returns - Class I
                        ----------------------------------------
                        One Year                         (1.18)%
                        Five Year                          N/A
                        Since  Inception                  15.04%
                        ----------------------------------------

                        Inception Date 09/20/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


                                                                            | 17

Aston Funds
--------------------------------------------------------------------------------

VEREDUS SCITECH FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2007

--------------------------------------------------------------------------------
                         Charles P. McCurdy, Jr., CFA & Charles Mercer, Jr., CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2007?

A. For the twelve-month period that ended October 31, 2007, Veredus SciTech Fund, Class N, returned 22.40%. In comparison, the Fund's peer group, the Morningstar(R) Specialty-Technology Category, returned 28.99%, and its benchmark, the NYSE Arca Technology 100 Index returned 18.53%.

Q.    Can you describe the investment environment?

A. Although the equity markets posted solid gains for the period, growth stocks assumed market leadership after a multi-year run of being decidedly out of favor. By the end of the period, the markets had made progress toward working through a mid-summer credit crisis born of the deterioration in the subprime mortgage lending and asset-backed securities markets. What looked like a very dark environment in mid-August had improved markedly by the end of the period as the Federal Reserve Board cut its target interest rate on two separate occasions. Against this backdrop, tech stocks were some of the market's best performers during the period.

Q.    What factors influenced the Fund's performance during the past year?

A. Stock selection was the main contributor to the Fund's outperformance of its benchmark. Robotic surgical tool maker Intuitive Surgical was one of our best performers, soaring following strong sales, profits and earnings gains. Ansys Inc. a maker of engineering simulation software and technologies, also rose substantially throughout much of the period in response to growing global demand for its products. In the health care group, we enjoyed good results from Hologic Inc. The medical imaging systems maker was bolstered by better-than-expected revenue growth mainly driven by sales in the mammography and breast care segment. Among other healthcare holdings, our stake in large pharmaceutical companies Schering Plough and Merck also boosted returns. Both companies enjoyed stronger bottom line results, in part due to multi year cost cutting programs. Shares of Ciena Corp., a communications equipment supplier, fared well. On the flip side, two stocks that detracted from the Fund's performance were Arris, which supplies high-speed data and telephone systems to broadband local access networks and C-Cor, a leading network systems and service provider. After Arris announced its plan to acquire C-Cor, both stocks slumped amid concerns that the combined entity's financial results will suffer over the short term as a result of the combination.

Q.    What is your outlook?

A. At this juncture, there are still unresolved issues in the housing, mortgage lending and asset backed markets, but global policy makers appear to be much more cognizant of increased levels of risk. Even so, we're quite optimistic about the prospects for growth stocks as we approach 2008. We maintain our view that the style bias has now shifted decidedly in favor of growth stocks. This is also reinforced by the fact that cash flow multiples for growth stocks are below those for value stocks and intuitively this makes no sense. The recent interest rate policy ease from the Fed gives us added conviction that growth is coming back into vogue.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Veredus          NYSE Arca Tech       Morningstar(R) Specialty-
           SciTech Fund          100 Index             Technology Category
Jun-00        $10,000             $10,000                    $10,000
Oct-00        $ 8,939             $ 8,821                    $ 8,679
 1-Oct        $ 7,643             $ 5,437                    $ 3,467
 2-Apr        $ 6,865             $ 5,497                    $ 3,318
 2-Oct        $ 4,937             $ 4,085                    $ 2,326
 3-Apr        $ 5,220             $ 4,398                    $ 2,581
 3-Oct        $ 7,249             $ 6,038                    $ 3,607
 4-Apr        $ 6,977             $ 6,227                    $ 3,449
 4-Oct        $ 6,855             $ 6,468                    $ 3,496
 5-Oct        $ 7,178             $ 7,249                    $ 3,811
 6-Oct        $ 7,390             $ 7,783                    $ 4,193
 7-Oct        $ 9,046             $ 9,226                    $ 5,409

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Technology companies present special risks to investors including sector concentration and small company stock risk. Investments concentrated in a special industry or sector may be subject to greater market risk and may be more volatile.

                        RETURNS FOR PERIOD ENDED 10/31/07

                        Average Annual Total Returns - Class N
                        ----------------------------------------
                        One Year                         22.40%
                        Five Year                        12.88%
                        Since Inception                  (1.36)%
                        ----------------------------------------

                        Inception Date 06/30/00

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


| 18

Aston Funds
--------------------------------------------------------------------------------

MONTAG & CALDWELL BALANCED FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2007

--------------------------------------------------------------------------------
                                                        Ronald E. Canakaris, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2007?

A. For the twelve-month period ended October 31, 2007, Montag & Caldwell Balanced Fund Class N and Class I posted total returns of 17.63%, and
      17.87%,   respectively.   By  comparison,   the  Fund's  peer  group,  the
      Morningstar(R) Moderate Allocation Category, returned 12.26% and the Fund's benchmark, a 60%/40% blend of the S&P(R) Index and the Lehman Brothers Government Credit Bond Index returned 10.91%. The S&P(R) 500 Index and the Lehman Brothers U.S. Government Credit Bond Index had returns of 14.55% and 5.37%, respectively.

Q.    Can you describe the investment environment?

A. The large-capitalization growth stocks we emphasize turned in impressive results, fueled by investors' growing recognition of their attractive valuations and above-average earnings growth when compared with the smaller value stocks that had dominated the markets in prior years. Growing uncertainty about the economy, inflation, interest rates and the subprime mortgage market prompted investors to gravitate toward large growth companies because they tend to generate earnings growth despite economic conditions. Fixed income markets witnessed the return of volatility. The combination of growing uncertainty in the credit markets caused investors to reassess the risk in their portfolios and prompted the Federal Reserve Board to lower interest rates.

Q. With that backdrop in mind, what factors influenced performance during the past year?

A. Stock selection in the Information Technology sector, with holdings such as Apple, RIM--the manufacturer and service provider for Blackberry hand-held devices--and Google, had a positive effect on performance. Our overweighted position relative to the benchmark in energy companies also worked in our favor, with positions in oil field service companies Baker Hughes, Schlumberger, and Halliburton making significant positive contributions to results. Our emphasis on high-quality consumer staples companies--including McDonald's, Pepisco, Coca Cola--also bolstered our results.

      Although performance was helped by our decision to underweight the beleaguered Financial sector, some individual holdings there detracted from our absolute returns. We eliminated American International Group from the Fund given the challenging pricing trends in the property and casualty industry, and significantly reduced our holdings in Merrill Lynch as it became increasingly clear that earnings momentum would be interrupted due to volatility in the financial markets. Other disappointments included our overweight to health care stocks--such as Genentech and Abbott Laboratories--which came under pressure amid worries about the results of the 2008 U.S. presidential and congressional elections.

      In the fixed-income portion, we were helped by our focus on higher-quality investment-grade bonds, which outpaced lower-quality bonds during the summer's credit market problems. Timely duration moves--which refers to how we altered the portfolio's interest-rate sensitivity at various points in time--also boosted results. To the benefit of relative performance, our sector selection generally was a plus, with our decisions about when to under- and overweight corporate bonds relative to the index and our avoidance of asset-backed securities aiding returns.

Q.    What is your outlook?

A. We're optimistic about the prospects for the large, high-quality multinational companies we favor. We believe they remain attractively valued and are well-positioned for a changing global economic environment and more challenging U.S. corporate profit outlook. Because of their product mix, we would expect them to benefit from better growth prospects abroad and a lower dollar. As for the fixed-income portion of the portfolio, we plan to keep our interest-rate sensitivity neutral to the market until there's more definitive data indicating the Fed' next move and maintain our focus on higher-quality bonds.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               60% S&P(R) 500 Index/40% Lehman                                                 Lehman Brothers U.S.
           Montag & Caldwell   Brothers U.S. Government Credit   Morningstar(R)  Moderate                       Government Credit
             Balanced Fund                Bond Index                Allocation Category     S&P(R) 500 Index        Bond Index
Nov-94          $10,000                    $10,000                      $10,000                  $10,000             $10,000
Oct-95          $12,375                    $12,227                      $11,823                  $12,641             $11,616
Oct-96          $14,895                    $14,228                      $13,633                  $15,685             $12,242
Oct-97          $18,509                    $17,436                      $16,401                  $20,720             $13,321
Oct-98          $21,185                    $20,550                      $17,872                  $25,276             $14,690
Oct-99          $24,962                    $23,554                      $20,111                  $31,759             $14,593
Oct-00          $25,472                    $25,154                      $22,010                  $33,690             $15,634
 1-Oct          $23,857                    $22,563                      $19,837                  $25,305             $18,029
 2-Oct          $21,849                    $21,054                      $18,181                  $21,484             $19,018
 3-Oct          $23,332                    $24,237                      $21,124                  $25,950             $20,192
 4-Oct          $24,067                    $26,156                      $22,742                  $28,392             $21,316
 5-Oct          $25,334                    $27,629                      $24,482                  $30,868             $21,493
 6-Oct          $26,995                    $30,853                      $27,408                  $35,909             $22,542
 7-Oct          $31,753                    $34,219                      $30,768                  $41,134             $23,753

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is subject to interest rate risk associated with the underlying bond holdings in the portfolio. The value of the Fund can decline as interest rates rise and an investor can lose principal.

                        RETURNS FOR PERIOD  ENDED  10/31/07

                        Average Annual Total Returns - Class N
                        ----------------------------------------
                        One Year                         17.63%
                        Five Year                         7.76%
                        Ten Year                          5.55%
                        ----------------------------------------

                        Inception Date 11/02/94

                        Average Annual Total Returns - Class I
                        ----------------------------------------
                        One Year                         17.87%
                        Five Year                         8.01%
                        Since  Inception                  3.77%
                        ----------------------------------------

                        Inception Date  12/31/98

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

--------------------------------------------------------------------------------


                                                                            | 19

Aston Funds
--------------------------------------------------------------------------------

BALANCED FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2007

--------------------------------------------------------------------------------
        Richard S. Drake, CFA, Steven G. Sherman, CFA, Tere Alvarez Canida, CFA,
                                       William J. Canida, CFA, & Alan M. Habecht

Q. How did the Fund perform during the twelve-month period ended October 31, 2007?

A. For the twelve-month period that ended October 31, 2007, the Balanced Fund Class N, posted a total return of 10.47%. By comparison, the Fund's peer group, the Morningstar(R) Moderate Allocation Category, returned 12.26% and the Fund's benchmark, the 60% S&P(R) 500 Index/40% Lehman Brothers U.S. Aggregate Bond Index, returned 10.91%. The S&P(R) Index and the Lehman Brothers U.S. Aggregate Bond Index returned 14.55% and 5.38%, respectively.

Q.    Can you describe the investment environment?

A. Although stocks posted strong gains for the period, it was quite a volatile year in response to uncertainty over corporate earnings, the direction of interest rates and the subprime mortgage market fallout and subsequent credit contagion. After a multi-year run up in value stocks, growth stocks finally regained enough footing to assume market leadership in the final months of the period. Part of their recent progress stemmed from their relatively cheap valuations. Even though the financial results of many growth companies continued to improve over the past several years, their stock prices had been stagnant, making them attractively valued relative to their historic averages and to value stocks. Investors' growing recognition of those attractive valuations, coupled with their appetite for companies with a track record of growing earnings in good times and bad, helped fuel strong performance from the growth stock segment.

Q.    What factors influenced the Fund's performance during the past year?

A. On an absolute basis, the Fund's returns were bolstered by some favorable stock picks, although sector selection generally worked against us. For instance, we enjoyed attractive gains from some industrial, information technology and energy holdings. In the industrial segment, holdings in ITW performed well as the company benefited from impressive organic growth. Among technology companies, EMC was our best performer, benefiting from the sale of a stake in software maker VMware and growing sales of data-storage software and hardware. Energy holdings Exxon Mobil, Baker Hughes, and Schlumberger all were helped by the tail winds of rising oil prices. However, our underweighted position in the Industrial, Information Technology and Energy sectors overall detracted from our performance relative the benchmark because they were some of the best-performing groups in the marketplace. We also were hurt by our overweighted positions in both consumer and financial stocks, two of the worst-performing groups for the year. The summer mortgage market meltdown and resulting credit crunch put pressure on virtually the entire Financial sector, including our holdings in Merrill Lynch, CIT Group and Wachovia. Consumer holdings such as Kohl's Department Stores and Starbucks also wilted in response to worries that the housing slump and credit crunch will crimp spending. Elsewhere, our holdings in pharmacy benefits manager Express Scripts and biotech leader Gilead Sciences aided our returns. The fixed-income portion of the portfolio outperformed the Lehman Brothers Aggregate Bond Index, benefiting from sector, quality and yield curve selection.

Q.    What is your outlook?

A. We are cautiously optimistic. Granted, our view is that the recent slowdown in consumer spending ultimately will prompt corporations to tighten their purse strings. However, we believe the Federal Reserve Board will be aggressive in trying to revive the U.S. economy by cutting interest rates. Additionally, our forecast calls for continued healthy global economic growth, driven by ongoing gains in the developing economies. No matter what the macroeconomic environment, we remain committed to our time-tested investment process and believe that it is positioned to post above-average rates of return over entire market cycles.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                            60% S&P(R) 500 Index/40%
                         Lehman Brothers U.S. Aggregate   Morningstar(R) Moderate                    Lehman Brothers U.S. Aggregate
         Balanced Fund             Bond Index               Allocation Category    S&P 500(R) Index            Bond Index
Sep-95      $10,000                 $10,000                      $10,000                $10,000                 $10,000
Oct-96      $11,847                 $11,692                      $11,372                $12,364                 $10,722
Oct-97      $14,229                 $14,334                      $13,113                $16,333                 $11,675
Oct-98      $16,862                 $16,835                      $15,775                $19,928                 $12,766
Oct-99      $19,772                 $19,390                      $17,190                $25,041                 $12,833
Oct-00      $22,701                 $20,715                      $19,344                $26,564                 $13,770
 1-Oct      $19,658                 $18,529                      $21,170                $19,952                 $15,775
 2-Oct      $18,805                 $17,308                      $19,081                $16,939                 $16,704
 3-Oct      $20,917                 $19,819                      $22,170                $20,461                 $17,523
 4-Oct      $21,696                 $21,383                      $23,868                $22,386                 $18,492
 5-Oct      $22,390                 $22,608                      $25,694                $24,338                 $18,701
 6-Oct      $23,583                 $25,274                      $28,764                $28,313                 $19,671
 7-Oct      $26,051                 $28,031                      $32,291                $32,432                 $20,730

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is subject to interest rate risk associated with the underlying bond holdings in the portfolio. The value of the Fund can decline as interest rates rise and an investor can lose principal.

                        RETURNS FOR PERIOD  ENDED  10/31/07

                        Average  Annual Total Returns - Class N
                        ----------------------------------------
                        One Year                          10.47%
                        Five Year                          6.74%
                        Ten Year                           6.23%
                        ----------------------------------------

                        Inception  Date  09/21/95

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

--------------------------------------------------------------------------------


| 20

Aston Funds
--------------------------------------------------------------------------------

TCH FIXED INCOME FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2007

--------------------------------------------------------------------------------
              Tere Alvarez Canida, CFA, Alan M. Habecht & William J. Canida, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2007?

A. For the twelve-month period that ended October 31, 2007, TCH Fixed Income Fund, Class N and Class I, produced total returns of 6.56% and 6.84%, respectively. By comparison, the Fund's peer group, the Morningstar(R) Intermediate-Term Bond Category, returned 4.19%, while the Fund's benchmark, the Lehman Brothers U.S. Aggregate Bond Index, returned 5.38%.

Q.    How would you describe the fixed-income investment environment?

A. Despite increased market volatility, investment-grade bonds posted positive results for the year. The period began on a strong note, as the Federal Reserve Board held short-term interest rates steady and bond prices began to reflect the possibility of an interest rate cut in early 2007. But as the Fed expressed concerns about inflation, most bonds weakened in the final weeks of last year and the early weeks of this year, only to rebound in February when global equity markets sold off. By late spring, a worsening subprime mortgage crisis and subsequent credit crunch led most bond sectors to underperform. Treasuries were the exception, benefiting from a global flight to the safety of government-guaranteed securities. The summer and fall were divided into two distinct environments--that prior to the interest rate cuts by the Fed on September 18, and the period after the rate cuts. Before the Fed's accommodative actions, Treasuries were the best-performing sector of the bond market. Corporate bonds lagged on a duration-adjusted basis in response to a reduction of liquidity in the credit markets and concerns related to the funding needs of various corporate bond issuers. After the rate cuts, short-term Treasury yields declined, resulting in underper-formance of Treasuries and the outperformance of corporate bonds, led by securities rated A and BBB.

Q. Against that backdrop, why did the Fund outpace its benchmark during the year?

A. Our barbelled approach to credit, emphasizing lower-quality investment-grade securities on the long end of the curve and high-quality floating rate notes on the short end of the curve, benefited relative returns. That positioning proved particularly helpful throughout much of the first eight months of the period when floating-rate notes performed well as bond yields crept higher and the yield curve flattened, meaning the difference in yields between bonds of various maturities compressed. At the same time, corporate bonds rated BBB also posted solid results, helped by their attractive valuations. However, our barbell structure temporarily worked against us during the summer when corporate bonds significantly lagged Treasuries. Floating rate notes also underperformed, reflecting the credit-market turmoil. More recently, our barbell strategy was rewarded as floating rate notes and BBB corporate bonds rebounded after the Fed moved to a more accommodative stance. It's important for shareholders to note that we did not own any of the mortgage-related securities that were most negatively impacted, including asset-backed sub-prime mortgage securities and collateralized debt obligations.

Q.    What's your outlook?

A. Going forward, we believe the "re-pricing" of credit risk partly reflects a return to more normalized valuations. Challenges facing structured credit and quantitative strategy hedge funds are likely to result in a reduction in the use of financial leverage. We believe corporate bond investors will benefit from stronger covenant protections afforded investors in the primary markets. Wider spreads and steeper credit curves, in conjunction with the reduction in the use of financial leverage, plus stronger covenant protections and less "event" risk in the form of leveraged buyouts bode well for investors as liquidity returns to the credit markets.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 Morningstar(R) Intermediate-Term Bond   Lehman Brothers U.S. Aggregate
         TCH Fixed Income Fund                  Category                           Bond Index
Dec-93          $10,000                         $10,000                              $10,000
Oct-94          $ 9,677                         $ 9,636                              $ 9,535
Oct-95          $11,117                         $11,066                              $11,026
Oct-96          $11,758                         $11,659                              $11,671
Oct-97          $12,797                         $12,652                              $12,709
Oct-98          $13,778                         $13,614                              $13,895
Oct-99          $13,919                         $13,617                              $13,969
Oct-00          $14,891                         $14,411                              $14,989
 1-Oct          $16,840                         $16,359                              $17,171
 2-Oct          $17,310                         $16,953                              $18,183
 3-Oct          $18,103                         $17,992                              $19,074
 4-Oct          $19,129                         $18,893                              $20,129
 5-Oct          $19,205                         $19,056                              $20,356
 6-Oct          $20,052                         $19,952                              $21,412
 7-Oct          $21,368                         $20,787                              $22,564

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Bond funds have the same interest rate, high yield and credit risks associated with the underlying bonds in the portfolio, all of which could reduce the Fund's value. As interest rates rise, the value of the Fund can decline and an investor can lose principal.

                     RETURNS FOR PERIOD ENDED 10/31/07

                     Average Annual Total Returns - Class N
                     --------------------------------------
                     One Year                         6.56%
                     Five Year                        4.30%
                     Ten Year                         5.26%
                     --------------------------------------

                     Inception Date 12/13/93

                     Average Annual Total Returns - Class I
                     --------------------------------------
                     One Year                         6.84%
                     Five Year                        4.57%
                     Since Inception                  5.75%
                     --------------------------------------

                     Inception Date 07/31/00

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


                                                                            | 21

Aston Funds
--------------------------------------------------------------------------------

TCH INVESTMENT GRADE BOND FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2007

--------------------------------------------------------------------------------
               Tere Alvaez Canida, CFA, Alan M. Habecht & William J. Canida, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2007?

A. For the twelve-month period that ended October 31, 2007, TCH Investment Grade Bond, Class N and Class I, produced total returns of 4.10% and 4.36%, respectively. By comparison, the Fund's peer group, the Morningstar(R) Short-Term Bond Category, returned 4.21%, while the Fund's benchmark, the Lehman Brothers U.S. Intermediate Aggregate Bond Index, returned 5.53%.

Q.    How would you describe the fixed-income investment environment?

A. Despite increased market volatility, investment-grade bonds posted solid results for the year. The period began on a strong note, as the Federal Reserve Board held short-term interest rates steady and bond prices began to reflect the possibility of an interest rate cut in early 2007. But as the Fed expressed concerns about inflation, most bonds weakened in the final weeks of last year and the early weeks of this year, only to rebound in February when global equity markets sold off. By late spring, a worsening subprime mortgage crisis and subsequent credit crunch led most bond sectors to underperform. Treasuries were the exception, benefiting from a global flight to the safety of government-guaranteed securities. The summer and fall were divided into two distinct environments--that prior to the interest rate cuts by the Fed on September 18, and the period after the rate cuts. Before the Fed's accommodative actions, Treasuries were the best-performing sector of the bond market. Corporate bonds lagged on a duration-adjusted basis in response to a reduction of liquidity in the credit markets and concerns related to the funding needs of various corporate bond issuers. After the rate cuts, corporate bonds again outperformed, led by securities rated A and BBB.

Q.    Against that backdrop, why did the Fund lag its benchmark during the year?

A. Sector selection adversely impacted relative returns, with our above-market exposure to corporate bonds, including floating rate notes, detracting from performance. Corporate bonds performed quite well relative to the overall bond market and aided our relative returns during the first eight months of the period, fueled in large measure by their attractive valuations. But in the summer and early fall, corporates came under pressure, reflecting the expanding credit-market turmoil. In fact, the entire bond market--with the exception of U.S. Treasury securities--was adversely impacted by the mortgage market melt-down and credit contagion. As for mortgage-backed securities, we held only traditional mortgage pass-through bonds rated AAA, which are all backed explicitly or implicitly by the U.S. government. It's important for shareholders to note that we did not own any of the mortgage-related securities that were most negatively impacted, including asset-backed subprime mortgage securities and collateralized debt obligations.

Q.    What's your outlook?

A. Going forward, we believe the "re-pricing" of credit risk partly reflects a return to more normalized valuations. Challenges facing structured credit and quantitative strategy hedge funds are likely to result in a reduction in the use of financial leverage. We believe corporate bond investors will benefit from stronger covenant protections afforded investors in the primary markets. Wider spreads and steeper credit curves, in conjunction with the reduction in the use of financial leverage, plus stronger covenant protections and less "event" risk in the form of leveraged buyouts bode well for investors as liquidity returns to the credit markets.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS I

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                          Lehman Brothers U.S. Intermediate Aggregate   Morningstar(R) Short-Term Bond
         TCH Investment Grade Bond Fund                    Bond Index                              Category
Oct-95               $10,000                                $10,000                                $10,000
Apr-96               $10,115                                $10,134                                $10,161
Apr-97               $10,700                                $10,842                                $10,767
Apr-98               $11,617                                $11,855                                $11,539
Apr-99               $12,267                                $12,603                                $12,142
Apr-00               $12,439                                $12,814                                $12,452
 1-Apr               $13,652                                $14,409                                $13,631
 2-Apr               $14,523                                $15,523                                $14,359
 2-Oct               $15,483                                $16,386                                $14,822
 3-Apr               $15,846                                $16,963                                $15,200
 3-Oct               $15,864                                $17,088                                $15,299
 4-Apr               $15,990                                $17,293                                $15,411
 4-Oct               $16,459                                $17,919                                $15,647
 5-Oct               $16,533                                $18,077                                $15,772
 6-Oct               $17,278                                $19,002                                $16,408
 7-Oct               $18,033                                $20,053                                $17,098

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Bond funds have the same interest rate, high yield and credit risks associated with the underlying bonds in the portfolio, all of which could reduce the Fund's value. As interest rates rise, the value of the Fund can decline and an investor can lose principal.

                     RETURNS FOR PERIOD ENDED 10/31/07

                     Average Annual Total Returns - Class N
                     --------------------------------------
                     One Year                        4.10%
                     Five Year                        N/A
                     Since Inception                 2.47%
                     --------------------------------------

                     Inception Date 06/30/03

                     Average Annual Total Returns - Class I
                     --------------------------------------
                     One Year                        4.36%
                     Five Year                       3.10%
                     Ten Year                        4.79%
                     --------------------------------------

                     Inception Date 10/23/95

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


| 22

Aston Funds
--------------------------------------------------------------------------------

MCDONNELL MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2007

--------------------------------------------------------------------------------
                                    Dawn Daggy-Mangerson, & Steve Wjodalski, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2007?

A. For the twelve-month period that ended October 31, 2007, McDonnell Municipal Bond Fund, Class N, returned on a net basis 2.62%. By comparison, the Fund's peer group, the Morningstar(R) MunicipaL National Intermediate Category, returned 2.21%, while the Fund's benchmark, the Lehman Brothers 3-15 Year Blended Municipal Bond Index, returned 3.41%. Previously the Fund's returns were compared to the Lehman Brothers Municipal Five-Year General Obligation Index. The Adviser believes that the Lehman Brothers 3-15 year Blended Municipal Obligation Index is more representative of the Fund's investment style and should allow for more meaningful performance comparison.

Q.    How would you describe the municipal bond investment environment?

A. It was a lackluster year for municipal bonds, amid growing uncertainty about the outlook for interest rates and the tumult in the credit markets. Early on, munis posted solid returns amid rising expectations that the Federal Reserve Board would cut interest rates in response to slowing economic growth and muted inflation. Later, investors had to readjust those rate cut expectations when data pointed to a stronger-than-expected economy. In the summer, liquidity conditions deteriorated significantly and culminated in an abrupt reversal of Fed policy. The Central Bank, which proclaimed the economy sound in early August, reversed course by mid-month with an inter-meeting discount rate cut. The Fed followed up with a formal policy change at its September and October meetings, trimming both the discount rate and the Federal Funds rate. Intermediate high-quality municipal bonds rallied during this summer and early fall, although munis underper-formed Treasuries, as a flight to quality propelled Treasuries ahead of all other fixed-income investments.

Q.    What factors shaped the Fund's performance during the past year?

A. On balance, our focus on high-quality bonds worked in our favor. Early on, our quality emphasis detracted somewhat from the Fund's returns because they lagged lower-quality securities, which were buoyed by investors' ongoing quest for yield. However, leveraged municipal programs--including those run by hedge funds and other non-traditional muni players--scrambled in the summer to unload losing positions in lower-quality, higher-yield paper. The spread--or difference in yield--between high-quality and lower-quality bonds widened significantly, resulting in underperformance for lower-quality bonds. During that time span, our overweighted position in AAA-rated bonds enhanced performance, providing some measure of insulation from the credit market's woes. Our choices regarding how we allocated the Fund across various maturities--known as our yield curve strategy--and how we managed its interest-rate sensitivity--aS measured by duration--also generally worked in our favor. Throughout much of the period, we overweighted intermediate-maturity bonds, which proved beneficial for performance as the yield curve steepened. Our decision to position the portfolio to benefit from falling interest rates by maintaining a longer-than-benchmark duration also served us well, when rates declined in the second half. Detracting from the Fund's performance was a stake in bonds backed by gas contracts, which, as a group, suffered when the financial institutions that issued these bonds came under pressure in the summer during the sub-prime market meltdown and resulting credit contagion.

Q.    What is your outlook?

A. Market prices reflect a consensus that the Fed will likely ease short-term rates further going forward. Despite higher energy prices and a weaker dollar, the Fed's actions to-date have indicated a greater concern with stabilizing the credit markets, and reducing any likely fallout to the general economy from the sharp slowdown in the housing market. We anticipate the yield curve to steepen further in this environment. Yields on municipals have not moved down as dramatically as yields on Treasuries, and as a consequence, valuations are at historically attractive levels.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                         Lehman Brothers Municipal         Lehman Brothers Muni         Morningstar(R) Municipal
                                             Five-Year General               3-15 Year Blended            National Intermediate
         McDonnell Municipal Bond Fund     Obligations Bond Index    Municipal Obligations Bond Index           Category
Dec-93              $10,000                       $10,000                         $10,000                        $10,000
Oct-94              $ 9,808                       $ 9,838                         $ 9,816                        $ 9,766
Oct-95              $10,719                       $10,855                         $11,114                        $10,934
Oct-96              $11,103                       $11,368                         $11,678                        $11,441
Oct-97              $11,673                       $12,107                         $12,602                        $12,240
Oct-98              $12,393                       $12,897                         $13,558                        $13,075
Oct-99              $12,173                       $13,040                         $13,512                        $12,786
Oct-00              $13,062                       $13,792                         $14,534                        $13,635
 1-Oct              $14,380                       $15,142                         $15,984                        $14,914
 2-Oct              $15,145                       $16,033                         $16,953                        $15,631
 3-Oct              $15,819                       $16,876                         $17,831                        $16,298
 4-Oct              $16,428                       $17,431                         $18,771                        $16,986
 5-Oct              $16,523                       $17,513                         $18,987                        $17,126
 6-Oct              $17,255                       $18,193                         $19,949                        $17,898
 7-Oct              $17,707                       $18,882                         $20,630                        $18,293

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Interest income is generally exempt from federal taxes but may be subject to state and local taxes. For some investors, interest income may be subject to the federal Alternative Minimum Tax. Fixed income funds are subject to interest rate risk. As interest rates rise, the value of the fund can decline.

RETURNS FOR PERIOD ENDED 10/31/07

Average Annual Total Returns - Class N
-------------------------------------
One Year                        2.62%
Five Year                       3.18%
Ten Year                        4.26%
-------------------------------------

Inception Date 12/13/93

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS VOLUNTARILY WAIVING FEES OR REIMBURSING EXPENSES. THESE SUBSIDIES MAY END AT ANY TIME AND THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


                                                                            | 23

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO INVESTOR MONEY MARKET FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2007

--------------------------------------------------------------------------------
                                                        William R. Anderson, CFA

Q.    How did the Fund perform?

A. For the 12-month period that ended October 31, 2007, ABN AMRO Investor Money Market Fund, Class N shares returned 4.67%. In comparison, its benchmark, the iMoneyNet First Tier Retail Average returned 4.64%.

Q.    What was the investment environment like during the 12-month period?

A. The period began amid a relatively benign interest rate environment as the Federal Reserve had just completed a string of 17 consecutive interest rate hikes and was pausing to observe the data and ascertain the strength of the economy and the rate of inflation. As 2007 unfolded, fixed-income securities came under pressure because ongoing global economic strength provided little reason for the Fed to cut rates as many investors had anticipated. By spring, the economy had weathered an early surge in subprime mortgage delinquencies without sustaining any significant damage, pushing the prospects for interest rate cuts even further off in the future. As we entered the summer, the credit markets came under further pressure as some very strong GDP numbers bolstered the economic outlook and revived concerns of inflation. Optimism spread and stock values surged.

      It was, in fact, the lull before the storm. In early August, new reports of rising mortgage delinquencies and defaults, notably in the risky subprime sector, alarmed investors, and roiled the fixed income markets. Investors fled to the safety of Treasuries, shunning any hint of subprime risk and even avoiding corporate credits, causing a liquidity crunch for many issuers. With markets in paralysis, the Fed cut its federal funds rate and discount rates by 50 and 100 basis points, respectively, in order to add liquidity, lubricate the credit markets, and help out homeowners with adjustable mortgage payments. Liquidity improved, but credit spreads remained wide and banks took asset write-downs that fanned investor fears. The Fed cut rates again in October to buy insurance against a housing-led recession. In a period of such turbulence, conservative money market funds became the natural beneficiary of a global flight to quality.

Q.    What was your strategy?

A. We stuck to our investing discipline. Our preference for proven security types served us well by protecting liquidity and performance throughout the period, but particularly so during the second half. The Fund held no sub-prime, mortgage-backed or extendible securities. In addition, we have not owned paper, issued by Collateralized Debt Obligations (CDOs), Structured Investment Vehicles (SIVs) or by mortgage warehouse conduits. We feel the types of traditional, high-quality assets owned by the Fund are the natural choice for safety during a time of market turbulence. Our comparatively short weighted-average maturity also proved beneficial during the volatile summer months.

Q.    What's your outlook?

A. After cutting rates on October 31, the Fed pronounced the risks of inflation to be in balance with the risk of economic slowdown, suggesting that further rate cuts would not be needed. While conditions have improved, we think that continued asset quality concerns are warranted and that market nervousness will persist. We see a bias toward lower rates as the housing downturn runs its course. We strive to position the Fund appropriately to perform in a range of economic, interest rate and market environments.

--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                          ----------------------------
                               7-Day Average Yield
                               -------------------
                          Class N Shares         4.01%
                          ----------------------------

THE YIELD QUOTATION MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN QUOTATION.

RETURNS FOR PERIOD ENDED 10/31/07

Average Annual Total Returns - Class N
------------------------------------------------------
                                   One    Five   Ten
                                   Year   Year   Year

Fund                               4.67%  2.55%  3.43%
iMoneyNet*                         4.64%  2.36%  3.24%
Lipper**                           4.83%  2.54%  3.42%
------------------------------------------------------

Inception Date 12/14/93

*     IMONEYNET FIRST TIER RETAIL AVERAGE

**    LIPPER MONEY MARKET FUNDS INDEX

Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

--------------------------------------------------------------------------------


| 24

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

Aston Funds
--------------------------------------------------------------------------------

MONTAG & CALDWELL GROWTH FUND                                  OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

CASH AND OTHER NET ASSETS                                                     1%
OTHER COMMON STOCKS                                                          21%
OIL AND GAS EXTRACTION                                                       16%
TECHNOLOGY                                                                   16%
PHARMACEUTICALS                                                              10%
RETAIL                                                                        9%
FOOD AND BEVERAGES                                                            8%
COMMUNICATIONS                                                                7%
MEDICAL PRODUCTS AND SUPPLIES                                                 6%
CONSUMER STAPLES                                                              6%

% OF TOTAL NET ASSETS

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   ----------------

COMMON STOCKS - 99.43%
              BIOTECHNOLOGY - 1.85%
     807,300  Gilead Sciences * ............................   $     37,289,187
                                                               ----------------
              CAPITAL GOODS - 4.07%
   1,570,700  Emerson Electric .............................         82,100,489
                                                               ----------------
              COMMERCIAL SERVICES - 1.82%
     877,600  Paychex ......................................         36,666,128
                                                               ----------------
              COMMUNICATIONS - 7.47%
   1,669,000  Cisco Systems * ..............................         55,177,140
     135,210  Google, Class A * ............................         95,593,470
                                                               ----------------
                                                                    150,770,610
                                                               ----------------
              CONSUMER STAPLES - 5.73%
     391,300  Colgate-Palmolive ............................         29,844,451
   1,234,900  Procter & Gamble .............................         85,850,248
                                                               ----------------
                                                                    115,694,699
                                                               ----------------
              ELECTRICAL - 4.15%
   2,035,900  General Electric .............................         83,797,644
                                                               ----------------
              FINANCE - 2.65%
     876,700  American Express .............................         53,434,865
                                                               ----------------
              FOOD AND BEVERAGES - 8.04%
   1,460,400  Coca-Cola ....................................         90,194,304
     977,100  PepsiCo ......................................         72,031,812
                                                               ----------------
                                                                    162,226,116
                                                               ----------------
              MEDICAL PRODUCTS AND SUPPLIES - 6.46%
     990,900  Allergan .....................................         66,965,022
     891,900  Stryker ......................................         63,324,900
                                                               ----------------
                                                                    130,289,922
                                                               ----------------
              OIL AND GAS EXTRACTION - 15.59%
     769,200  Baker Hughes .................................         66,705,024
     432,000  Devon Energy .................................         40,348,800
     634,800  Exxon Mobil ..................................         58,395,252

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   ----------------

              OIL AND GAS EXTRACTION (CONTINUED)
   1,505,500  Halliburton ..................................   $     59,346,810
     930,000  Schlumberger .................................         89,810,100
                                                               ----------------
                                                                    314,605,986
                                                               ----------------
              PHARMACEUTICALS - 10.41%
   1,168,300  Abbott Laboratories ..........................         63,812,546
   1,515,500  Merck ........................................         88,293,030
   1,901,200  Schering-Plough ..............................         58,024,624
                                                               ----------------
                                                                    210,130,200
                                                               ----------------
              RESTAURANTS - 3.32%
   1,123,100  McDonald's ...................................         67,049,070
              RETAIL - 8.98%
     851,900  Costco Wholesale .............................         57,298,794
   1,717,900  CVS Caremark .................................         71,756,683
     787,600  NIKE, Class B ................................         52,186,376
                                                               ----------------
                                                                    181,241,853
                                                               ----------------
              TECHNOLOGY - 15.51%
     362,100  Apple * ......................................         68,780,895
     658,000  Electronic Arts * ............................         40,216,960
   1,317,600  Hewlett-Packard ..............................         68,093,568
   2,427,900  Intel ........................................         65,310,510
     567,000  Research In Motion * .........................         70,597,170
                                                               ----------------
                                                                    312,999,103
                                                               ----------------
              TELECOMMUNICATIONS EQUIPMENT - 3.38%
   1,596,700  QUALCOMM .....................................         68,226,991
                                                               ----------------
              TOTAL COMMON STOCKS
                 (Cost $1,529,941,770) .....................      2,006,522,863
                                                               ----------------
INVESTMENT COMPANY - 0.67%
  13,471,804  BlackRock Liquidity Funds
                 TempCash Portfolio ........................         13,471,804
                                                               ----------------
              TOTAL INVESTMENT COMPANY
                 (Cost $13,471,804) ........................         13,471,804
                                                               ----------------

TOTAL INVESTMENTS - 100.10%
   (Cost $1,543,413,574)** .................................      2,019,994,667
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - (0.10)% .................         (1,982,736)
                                                               ----------------
NET ASSETS - 100.00% .......................................   $  2,018,011,931
                                                               ================

----------
 *   Non-income producing security

**   Aggregate cost for Federal income tax purposes is $1,546,171,222.

     Gross unrealized appreciation .........................   $    474,900,077
     Gross unrealized depreciation .........................         (1,076,632)
                                                               ----------------
     Net unrealized appreciation ...........................   $    473,823,445
                                                               ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 26

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO GROWTH FUND                                            OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

CASH AND OTHER NET ASSETS                                                     1%
OTHER COMMON STOCKS                                                          24%
TECHNOLOGY                                                                   22%
FINANCE                                                                      12%
RETAIL                                                                       11%
CAPITAL GOODS                                                                 8%
COMMUNICATIONS                                                                6%
MEDICAL PRODUCTS AND SUPPLIES                                                 6%
OIL AND GAS EXTRACTION                                                        6%
CONSUMER STAPLES                                                              4%

% OF TOTAL NET ASSETS

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   ----------------

COMMON STOCKS - 99.32%
              ADVERTISING - 1.91%
     157,429  Omnicom Group ................................   $      8,025,731
                                                               ----------------
              AEROSPACE/DEFENSE - 3.37%
     143,675  Boeing .......................................         14,164,918
                                                               ----------------
              BIOTECHNOLOGY - 3.63%
     330,075  Gilead Sciences * ............................         15,246,164
                                                               ----------------
              CAPITAL GOODS - 7.79%
     257,264  Illinois Tool Works ..........................         14,730,937
     111,875  Rockwell Automation ..........................          7,705,950
     283,855  Waste Management .............................         10,329,483
                                                               ----------------
                                                                     32,766,370
                                                               ----------------
              CHEMICALS - 2.86%
     140,490  Praxair ......................................         12,009,085
                                                               ----------------
              COMMERCIAL SERVICES - 2.40%
     213,657  Ecolab .......................................         10,078,201
                                                               ----------------
              COMMUNICATIONS - 6.45%
     312,820  Cisco Systems * ..............................         10,341,829
      23,722  Google, Class A * ............................         16,771,454
                                                               ----------------
                                                                     27,113,283
                                                               ----------------
              CONSUMER CYCLICALS - 3.05%
     293,783  Johnson Controls .............................         12,844,193
                                                               ----------------
              CONSUMER STAPLES - 3.89%
     235,325  Procter & Gamble .............................         16,359,794
                                                               ----------------
              ELECTRICAL - 2.97%
     303,588  General Electric .............................         12,495,682
                                                               ----------------
              ENTERTAINMENT AND LEISURE - 2.30%
     201,130  Carnival .....................................          9,650,217
                                                               ----------------

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   ----------------

              FINANCE - 12.23%
     266,895  CIT Group ....................................   $      9,405,380
     164,430  Merrill Lynch ................................         10,855,669
     215,224  State Street .................................         17,168,419
     126,510  T. Rowe Price Group ..........................          8,127,002
     127,640  Wachovia .....................................          5,836,977
                                                               ----------------
                                                                     51,393,447
                                                               ----------------
              HEALTHCARE SERVICES - 1.67%
     111,250  Express Scripts * ............................          7,019,875
                                                               ----------------
              MEDICAL PRODUCTS AND SUPPLIES - 6.01%
      69,005  Alcon ........................................         10,503,251
     145,318  Medtronic ....................................          6,893,886
     190,345  ResMed * .....................................          7,885,993
                                                               ----------------
                                                                     25,283,130
                                                               ----------------
              OIL AND GAS EXTRACTION - 5.97%
     116,250  Baker Hughes .................................         10,081,200
     101,125  Exxon Mobil ..................................          9,302,489
      59,360  Schlumberger .................................          5,732,395
                                                               ----------------
                                                                     25,116,084
                                                               ----------------
              RETAIL - 11.22%
     110,270  Coach * ......................................          4,031,471
     220,813  Kohl's * .....................................         12,138,091
     348,310  Starbucks * ..................................          9,292,911
     332,178  TJX ..........................................          9,609,909
     305,378  Walgreen .....................................         12,108,238
                                                               ----------------
                                                                     47,180,620
                                                               ----------------
              TECHNOLOGY - 21.60%
     326,380  Dell * .......................................          9,987,228
     226,960  Electronic Arts * ............................         13,871,795
     535,485  EMC * ........................................         13,595,964
     610,480  Intel ........................................         16,421,912
     173,960  Linear Technology ............................          5,744,159
     445,836  Microsoft ....................................         16,411,223
     452,579  Texas Instruments ............................         14,754,076
                                                               ----------------
                                                                     90,786,357
                                                               ----------------
              TOTAL COMMON STOCKS
                 (Cost $361,098,530) .......................        417,533,151
                                                               ----------------

INVESTMENT COMPANY - 1.06%
   4,432,017  BlackRock Liquidity Funds
                 TempCash Portfolio ........................          4,432,017
                                                               ----------------

              TOTAL INVESTMENT COMPANY
                 (Cost $4,432,017) .........................          4,432,017
                                                               ----------------
TOTAL INVESTMENTS - 100.38%
   (Cost $365,530,547)** ...................................        421,965,168
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - (0.38)% .................         (1,587,194)
                                                               ----------------
NET ASSETS - 100.00% .......................................   $    420,377,974
                                                               ================

----------
 *    Non-income producing security.

**    Aggregate cost for Federal income tax purposes is $371,245,032.

      Gross unrealized appreciation ........................   $     69,184,666
      Gross unrealized depreciation ........................        (18,464,530)
                                                               ----------------
      Net unrealized appreciation ..........................   $     50,720,136
                                                               ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 27

Aston Funds
--------------------------------------------------------------------------------

VEREDUS SELECT GROWTH FUND                                     OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

OTHER COMMON STOCKS                                                          29%
TELECOMMUNICATIONS EQUIPMENT                                                 11%
OIL & GAS - EQUIPMENT & SERVICES                                              6%
PHARMACEUTICALS                                                              11%
RETAIL                                                                        9%
COMPUTER SOFTWARE                                                            11%
FINANCE                                                                       7%
INDUSTRIAL - CONSTRUCTION & ENGINEERING                                       7%
INFORMATION TECHNOLOGY - ELECTRONIC EQUIPMENT & INSTRUMENTS                   6%
CASH AND OTHER NET ASSETS                                                     3%

% OF TOTAL NET ASSETS

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   ----------------

COMMON STOCKS - 96.65%
              AEROSPACE/DEFENSE - 4.82%
      15,100  General Dynamics .............................   $      1,373,496
      35,400  Spirit AeroSystems Holdings,
                 Class A * .................................          1,229,088
                                                               ----------------
                                                                      2,602,584
                                                               ----------------
              BIOTECHNOLOGY - 2.07%
      24,250  Gilead Sciences * ............................          1,120,108
                                                               ----------------
              COMPUTERS - 2.78%
      49,100  Dell * .......................................          1,502,460
                                                               ----------------
              COMPUTER SOFTWARE - 10.89%
      32,300  Adobe Systems * ..............................          1,547,170
      64,600  Akamai Technologies * ........................          2,531,674
      49,900  eBay * .......................................          1,801,390
                                                               ----------------
                                                                      5,880,234
                                                               ----------------
              FINANCE - 7.34%
      12,300  IntercontinentalExchange * ...................          2,191,860
      51,350  Janus Capital Group ..........................          1,772,089
                                                               ----------------
                                                                      3,963,949
                                                               ----------------
              FOOD PRODUCTS - 2.93%
      55,125  Smithfield Foods * ...........................          1,580,434
                                                               ----------------
              HEALTHCARE SERVICES - 1.46%
      17,100  VCA Antech * .................................            787,455
                                                               ----------------
              INDUSTRIAL - CONSTRUCTION & ENGINEERING - 7.37%
       6,150  Jacobs Engineering Group * ...................            535,972
      36,900  KBR * ........................................          1,582,272
      30,500  McDermott International * ....................          1,862,330
                                                               ----------------
                                                                      3,980,574
                                                               ----------------
              INFORMATION TECHNOLOGY SERVICES - 4.49%
      12,800  MasterCard, Class A ..........................          2,426,240
                                                               ----------------

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   ----------------

              INFORMATION TECHNOLOGY - ELECTRONIC
              EQUIPMENT & INSTRUMENTS - 5.54%
      23,000  Amphenol, Class A ............................   $      1,018,210
      47,600  Dolby Laboratories, Class A * ................          1,973,496
                                                               ----------------
                                                                      2,991,706
                                                               ----------------
              MEDICAL PRODUCTS AND SUPPLIES - 4.96%
      19,550  Hologic * ....................................          1,328,031
      24,025  Illumina * ...................................          1,349,004
                                                               ----------------
                                                                      2,677,035
                                                               ----------------
              OIL & GAS - EQUIPMENT & SERVICES - 6.34%
      27,800  Cameron International * ......................          2,706,608
       9,300  Oceaneering International * ..................            718,611
                                                               ----------------
                                                                      3,425,219
                                                               ----------------
              OIL & GAS - EXPLORATION/PRODUCTION - 4.29%
      27,000  Chesapeake Energy ............................          1,065,960
      23,200  Newfield Exploration * .......................          1,249,088
                                                               ----------------
                                                                      2,315,048
                                                               ----------------
              PHARMACEUTICALS - 11.15%
      45,500  Bristol-Myers Squibb .........................          1,364,545
      29,200  Eli Lilly ....................................          1,581,180
      32,000  Merck ........................................          1,864,320
      39,600  Schering-Plough ..............................          1,208,592
                                                               ----------------
                                                                      6,018,637
                                                               ----------------
              RETAIL - 9.02%
      19,100  Amazon.com * .................................          1,702,765
      36,125  Guess? .......................................          1,856,464
      27,450  Phillips-Van Heusen ..........................          1,312,110
                                                               ----------------
                                                                      4,871,339
                                                               ----------------
              TELECOMMUNICATIONS EQUIPMENT - 11.20%
      55,475  Cisco Systems * ..............................          1,834,003
      29,500  Harris .......................................          1,786,520
      19,500  Research In Motion * .........................          2,427,945
                                                               ----------------
                                                                      6,048,468
                                                               ----------------
              TOTAL COMMON STOCKS
                 (Cost $46,967,163) ........................         52,191,490
                                                               ----------------
INVESTMENT COMPANIES - 8.44%
   2,752,661  BlackRock Liquidity Funds
                 TempCash Portfolio ........................          2,752,661
   1,804,822  BlackRock Liquidity Funds
                 TempFund Portfolio ........................          1,804,822
                                                               ----------------
              TOTAL INVESTMENT COMPANIES
                 (Cost $4,557,483) .........................          4,557,483
                                                               ----------------
TOTAL INVESTMENTS - 105.09%
   (Cost $51,524,646)** ....................................         56,748,973
                                                               ----------------

NET OTHER ASSETS AND LIABILITIES - (5.09)% .................         (2,749,515)
                                                               ----------------
NET ASSETS - 100.00% .......................................   $     53,999,458
                                                               ================

----------
 *    Non-income producing security.

**    Aggregate cost for Federal income tax purposes is $51,545,654.

      Gross unrealized appreciation ........................   $      5,903,805
      Gross unrealized depreciation ........................           (700,486)
                                                               ----------------
      Net unrealized appreciation ..........................   $      5,203,319
                                                               ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 28

Aston Funds
--------------------------------------------------------------------------------

OPTIMUM LARGE CAP OPPORTUNITY FUND                              OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

OTHER COMMON STOCK                                                           37%
MACHINERY                                                                    10%
COMMUNICATIONS EQUIPMENT                                                     10%
CAPITAL MARKETS                                                               8%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT                                      8%
ENERGY EQUIPMENT & SERVICES                                                   8%
METALS & MINING                                                               6%
AEROSPACE/DEFENSE                                                             5%
INSURANCE                                                                     5%
CASH & OTHER NET ASSETS                                                       3%

% OF TOTAL NET ASSETS

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   ----------------

COMMON STOCKS - 97.29%
              AEROSPACE/DEFENSE - 5.28%
      10,825  Boeing .......................................   $      1,067,237
      11,830  General Dynamics .............................          1,076,057
                                                               ----------------
                                                                      2,143,294
                                                               ----------------
              BEVERAGES - 2.63%
      17,280  Coca-Cola ....................................          1,067,213
                                                               ----------------
              BIOTECHNOLOGY - 2.73%
      14,595  Genzyme * ....................................          1,108,782
                                                               ----------------
              CAPITAL MARKETS - 8.13%
       7,960  Affiliated Managers Group * ..................          1,047,138
       5,000  Goldman Sachs Group ..........................          1,239,600
      15,000  Morgan Stanley ...............................          1,008,900
                                                               ----------------
                                                                      3,295,638
                                                               ----------------
              COMMUNICATIONS EQUIPMENT - 10.21%
      29,020  Amdocs * .....................................            998,288
      32,240  Cisco Systems * ..............................          1,065,854
      41,150  Corning ......................................            998,711
      25,200  QUALCOMM .....................................          1,076,796
                                                               ----------------
                                                                      4,139,649
                                                               ----------------
              CONSTRUCTION & ENGINEERING - 3.07%
      14,295  Jacobs Engineering Group * ...................          1,245,809
                                                               ----------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.79%
      25,520  Amphenol, Class A ............................          1,129,770
                                                               ----------------
              ENERGY EQUIPMENT & SERVICES - 7.71%
      18,185  ENSCO International ..........................          1,009,085
       9,175  Transocean * .................................          1,095,220
      15,735  Weatherford International * ..................          1,021,359
                                                               ----------------
                                                                      3,125,664
                                                               ----------------

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   ----------------

              HOUSEHOLD DURABLES - 2.61%
      18,410  Stanley Works ................................   $      1,059,496
                                                               ----------------
              HOUSEHOLD PRODUCTS - 2.68%
      14,275  Colgate-Palmolive ............................          1,088,754
                                                               ----------------
              INSURANCE - 5.03%
      16,040  American International Group .................          1,012,445
      10,600  Hartford Financial Services Group ............          1,028,518
                                                               ----------------
                                                                      2,040,963
                                                               ----------------
              LIFE SCIENCES TOOLS & SERVICES - 2.98%
      15,720  Waters * .....................................          1,210,126
                                                               ----------------
              MACHINERY - 10.21%
      13,775  Caterpillar ..................................          1,027,753
      12,510  Danaher ......................................          1,071,732
      17,420  Oshkosh Truck ................................            944,164
      13,647  Parker Hannifin ..............................          1,096,809
                                                               ----------------
                                                                      4,140,458
                                                               ----------------
              MEDICAL PRODUCTS AND SUPPLIES - 2.62%
      26,100  St. Jude Medical * ...........................          1,063,053
                                                               ----------------
              METALS & MINING - 5.92%
      13,775  BHP Billiton, SP ADR .........................          1,202,006
      10,195  Freeport-McMoRan Copper
                 & Gold, Class B ...........................          1,199,748
                                                               ----------------
                                                                      2,401,754
                                                               ----------------
              PHARMACEUTICALS - 2.56%
      34,000  Schering-Plough ..............................          1,037,680
                                                               ----------------
              RESTAURANTS - 2.44%
      23,000  Darden Restaurants ...........................            989,000
                                                               ----------------
              SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT - 7.97%
      19,125  Kla-Tencor ...................................          1,006,931
      17,100  MEMC Electronic Materials * ..................          1,252,062
      29,815  Texas Instruments ............................            971,969
                                                               ----------------
                                                                      3,230,962
                                                               ----------------
              SOFTWARE - 2.67%
      48,925  Oracle * .....................................          1,084,667
                                                               ----------------
              TECHNOLOGY - 2.55%
      28,650  eBay * .......................................          1,034,265
                                                               ----------------
              TEXTILES, APPAREL & LUXURY GOODS - 2.01%
      22,330  Coach * ......................................            816,385
                                                               ----------------
              WIRELESS TELECOMMUNICATION SERVICES - 2.49%
      15,455  America Movil, Series L, ADR .................          1,010,602
                                                               ----------------
              TOTAL COMMON STOCKS
                 (Cost $36,653,148) ........................         39,463,984
                                                               ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 29

Aston Funds
--------------------------------------------------------------------------------

OPTIMUM LARGE CAP OPPORTUNITY FUND                             OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   ----------------

INVESTMENT COMPANY - 2.25%
     914,322  BlackRock Liquidity Funds
                 TempCash Portfolio ........................   $        914,322
                                                               ----------------

              TOTAL INVESTMENT COMPANY
                 (Cost $914,322) ...........................            914,322
                                                               ----------------
TOTAL INVESTMENTS - 99.54%
   (Cost $37,567,470)** ....................................         40,378,306
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - 0.46% ...................            184,982
                                                               ----------------
NET ASSETS - 100.00% .......................................   $     40,563,288
                                                               ================

----------
 *    Non-income producing security.

**    Aggregate cost for Federal income tax purposes is $37,568,280.

      Gross unrealized appreciation ........................   $      3,803,505
      Gross unrealized depreciation ........................           (993,479)
                                                               ----------------
      Net unrealized appreciation ..........................   $      2,810,026
                                                               ================

     ADR   American Depositary Receipt

  SP ADR   Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 30

Aston Funds
--------------------------------------------------------------------------------

TAMRO LARGE CAP VALUE FUND                                     OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

OTHER COMMOM STOCKS                                                          24%
TECHNOLOGY                                                                   16%
FINANCE                                                                      15%
FOOD AND BEVERAGES                                                           12%
OIL AND GAS EXTRACTION                                                       10%
PHARMACEUTICALS                                                               8%
CAPITAL GOODS                                                                 6%
CONSUMER CYCLICALS                                                            4%
RETAIL                                                                        4%
CASH AND OTHER NET ASSETS                                                     1%

% OF TOTAL NET ASSETS

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   ----------------

COMMON STOCKS - 99.17%
              BASIC MATERIALS - 2.14%
       8,312  Alcoa ........................................   $        329,072
                                                               ----------------
              BIOTECHNOLOGY - 1.87%
       3,880  Genentech * ..................................            287,624
                                                               ----------------
              CAPITAL GOODS - 5.47%
      11,565  General Electric .............................            476,016
       5,730  Raytheon .....................................            364,485
                                                               ----------------
                                                                        840,501
                                                               ----------------
              CHEMICALS - 2.57%
       7,966  duPont (E. I.) de Nemours ....................            394,397
                                                               ----------------
              COMMUNICATIONS - 3.36%
      11,932  Comcast, Class A * ...........................            251,169
       5,745  Verizon Communications .......................            264,672
                                                               ----------------
                                                                        515,841
                                                               ----------------
              CONSUMER CYCLICALS - 4.30%
      11,105  eBay * .......................................            400,890
      29,225  Ford Motor * .................................            259,226
                                                               ----------------
                                                                        660,116
                                                               ----------------
              CONSUMER STAPLES - 1.83%
       4,865  Avery Dennison ...............................            281,684
                                                               ----------------
              FINANCE - 14.96%
         163  Berkshire Hathaway, Class B * ................             719,482
       4,355  Boston Private Financial
                 Holdings ..................................            125,250
       3,155  First Marblehead .............................            122,509
       1,650  Goldman Sachs Group ..........................            409,068
       6,902  JPMorgan Chase ...............................            324,394
       3,240  Legg Mason ...................................            268,725
       9,630  Wells Fargo ..................................            327,516
                                                               ----------------
                                                                      2,296,944
                                                               ----------------

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   ----------------

              FOOD AND BEVERAGES - 12.42%
       6,200  Anheuser-Busch ...............................   $        317,936
       6,466  Coca-Cola ....................................            399,340
       9,105  Kroger .......................................            267,596
       4,255  PepsiCo ......................................            313,679
       7,670  Sysco ........................................            263,004
       5,620  Wm Wrigley Jr ................................            346,586
                                                               ----------------
                                                                      1,908,141
                                                               ----------------
              HEALTHCARE SERVICES - 2.01%
       6,295  UnitedHealth Group ...........................            309,399
                                                               ----------------
              MEDICAL PRODUCTS AND SUPPLIES - 1.06%
       2,490  Johnson & Johnson ............................            162,273
                                                               ----------------
              OIL AND GAS EXTRACTION - 10.09%
       8,275  Anadarko Petroleum ...........................            488,390
       4,484  Exxon Mobil ..................................            412,483
       4,170  National-Oilwell Varco * .....................            305,411
       5,165  XTO Energy ...................................            342,853
                                                               ----------------
                                                                      1,549,137
                                                               ----------------
              PHARMACEUTICALS - 7.95%
       7,345  Merck ........................................            427,920
      12,633  Schering-Plough ..............................            385,559
       9,255  Teva Pharmaceutical
                 Industries, SP ADR ........................            407,312
                                                               ----------------
                                                                      1,220,791
                                                               ----------------
              RESTAURANTS - 2.96%
       7,609  McDonald's ...................................            454,257
                                                               ----------------
              RETAIL - 4.01%
       7,760  Wal-Mart Stores ..............................            350,829
       6,695  Walgreen .....................................            265,457
                                                               ----------------
                                                                        616,286
                                                               ----------------
              TECHNOLOGY - 15.84%
      16,500  Cisco Systems * ..............................            545,490
       6,045  Citrix Systems * .............................            259,875
      24,085  EMC * ........................................            611,518
      11,490  Intuit * .....................................            369,633
      10,205  Microsoft ....................................            375,646
      12,235  Oracle * .....................................            271,250
                                                               ----------------
                                                                      2,433,412
                                                               ----------------
              TRANSPORTATION - 3.69%
      19,345  Southwest Airlines ...........................            274,892
       3,875  United Parcel Service, Class B ...............            291,013
                                                               ----------------
                                                                        565,905
                                                               ----------------
              UTILITIES - 2.64%
      18,710  AES * ........................................            400,581
         574  Dynegy, Class A * ............................              5,287
                                                               ----------------
                                                                        405,868
                                                               ----------------
              TOTAL COMMON STOCKS
                 (Cost $11,425,271) ........................         15,231,648
                                                               ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 31

Aston Funds
--------------------------------------------------------------------------------

TAMRO LARGE CAP VALUE FUND                                      OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   ----------------

INVESTMENT COMPANY - 0.98%
     149,849  BlackRock Liquidity Funds
                 TempCash Portfolio ........................   $        149,849
                                                               ----------------
              TOTAL INVESTMENT COMPANY
                 (Cost $149,849) ...........................            149,849
                                                               ----------------
TOTAL INVESTMENTS - 100.15%
   (Cost $11,575,120)** ....................................         15,381,497
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - (0.15)% .................            (22,889)
                                                               ----------------
NET ASSETS - 100.00% .......................................   $     15,358,608
                                                               ================

----------
 *    Non-income producing security.

**    Aggregate cost for Federal income tax purposes is $11,625,195.

      Gross unrealized appreciation ........................   $      3,900,294
      Gross unrealized depreciation ........................           (143,992)
                                                               ----------------
      Net unrealized appreciation ..........................   $      3,756,302
                                                               ================

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 32

Aston Funds
--------------------------------------------------------------------------------

VALUE FUND                                                      OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

OTHER COMMON STOCKS                                                          22%
FINANCE                                                                      20%
OIL AND GAS EXTRACTION                                                       13%
CAPITAL GOODS                                                                13%
INSURANCE                                                                     8%
PHARMACEUTICALS                                                               7%
TECHNOLOGY                                                                    6%
CONSUMER STAPLES                                                              5%
RETAIL                                                                        5%
CASH AND OTHER NET ASSETS                                                     1%

% OF TOTAL NET ASSETS
                                                                    MARKET
   SHARES                                                           VALUE
------------                                                   ----------------

COMMON STOCKS - 98.82%
              BASIC MATERIALS - 3.60%
       7,197  AbitibiBowater ...............................   $        246,562
      29,990  Air Products and Chemicals ...................          2,934,522
      34,090  Dow Chemical .................................          1,535,414
      78,810  PPG Industries ...............................          5,890,259
      24,110  Praxair ......................................          2,060,923
      59,220  Smurfit-Stone Container * ....................            717,154
      35,410  Syngenta, ADR ................................          1,716,323
                                                               ----------------
                                                                     15,101,157
                                                               ----------------
              CAPITAL GOODS - 12.90%
      16,490  Deere ........................................          2,554,301
       9,990  Eaton ........................................            924,874
      35,370  Grainger (W.W.) ..............................          3,180,471
     163,380  Lockheed Martin ..............................         17,978,335
     228,950  Masco ........................................          5,513,116
      88,000  Northrop Grumman .............................          7,358,560
      16,400  Raytheon .....................................          1,043,204
      38,640  Rockwell Automation ..........................          2,661,523
      28,390  Sherwin-Williams .............................          1,814,689
      28,650  Timken .......................................            952,899
     137,970  Toll Brothers * ..............................          3,160,893
      91,270  United Technologies ..........................          6,990,369
                                                               ----------------
                                                                     54,133,234
                                                               ----------------
              COMMUNICATIONS - 3.97%
      74,060  AT&T .........................................          3,094,967
      56,507  Embarq .......................................          2,990,350
     179,190  Sprint Nextel ................................          3,064,149
      15,720  Telus ........................................            921,664
      44,640  Verizon Communications .......................          2,056,565
     115,572  Vodafone Group, SP ADR .......................          4,538,513
                                                               ----------------
                                                                     16,666,208
                                                               ----------------
              CONSUMER CYCLICALS - 3.61%
       4,307  Citadel Broadcasting .........................             18,950
      55,760  Disney, Walt .................................          1,930,969
      24,350  E.W. Scripps, Class A ........................          1,095,993

                                                                    MARKET
   SHARES                                                           VALUE
------------                                                   ----------------

              CONSUMER CYCLICALS (CONTINUED)
      53,600  Johnson Controls .............................   $      2,343,392
     121,540  Royal Caribbean Cruises ......................          5,211,635
      75,770  Viacom, Class B * ............................          3,128,543
      20,380  WPP Group, SP ADR ............................          1,402,144
                                                               ----------------
                                                                     15,131,626
                                                               ----------------
              CONSUMER STAPLES - 5.34%
     203,020  Altria Group .................................         14,806,249
     109,150  Procter & Gamble .............................          7,588,108
                                                               ----------------
                                                                     22,394,357
                                                               ----------------
              FINANCE - 19.82%
      74,470  American Express .............................          4,538,947
     269,824  Bank of America ..............................         13,027,103
     200,897  Bank of New York Mellon ......................          9,813,818
     213,030  Citigroup ....................................          8,925,957
     124,360  Fannie Mae ...................................          7,093,494
      23,240  Franklin Resources ...........................          3,013,763
      33,970  Freddie Mac ..................................          1,774,253
      37,730  Goldman Sachs Group ..........................          9,354,022
      38,270  Lehman Brothers Holdings .....................          2,424,022
      55,060  Merrill Lynch ................................          3,635,061
      31,860  Prudential Financial .........................          3,081,499
      45,850  State Street .................................          3,657,455
      74,090  SunTrust Banks ...............................          5,378,934
     138,100  UBS ..........................................          7,414,589
                                                               ----------------
                                                                     83,132,917
                                                               ----------------
              FOOD AND BEVERAGES - 4.37%
      53,050  Diageo, SP ADR ...............................          4,867,338
      18,300  General Mills ................................          1,056,459
      84,360  Kellogg ......................................          4,453,364
      41,410  Nestle, SP ADR ...............................          4,774,093
      42,870  PepsiCo ......................................          3,160,376
                                                               ----------------
                                                                     18,311,630
                                                               ----------------
              HEALTHCARE SERVICES - 1.87%
      51,440  UnitedHealth Group ...........................          2,528,276
      67,040  WellPoint * ..................................          5,311,579
                                                               ----------------
                                                                      7,839,855
                                                               ----------------
              INSURANCE - 7.54%
     227,840  Allstate .....................................         11,938,816
      46,610  Chubb ........................................          2,486,643
     116,650  Genworth Financial, Class A ..................          3,184,545
      44,520  Hartford Financial
                 Services Group ............................          4,319,776
     140,580  MetLife ......................................          9,678,933
                                                               ----------------
                                                                     31,608,713
                                                               ----------------
              OIL AND GAS EXTRACTION - 13.11%
      44,350  Apache .......................................          4,603,974
      37,165  Chevron Texaco ...............................          3,400,969
      64,890  ConocoPhillips ...............................          5,513,054
      60,490  Devon Energy .................................          5,649,766
      35,910  EOG Resources ................................          3,181,626
     135,590  Exxon Mobil ..................................         12,472,924
      79,010  Hess .........................................          5,657,906
      27,360  Marathon Oil .................................          1,617,797
      27,200  Royal Dutch Shell, ADR .......................          2,380,272
     130,640  Total, SP ADR ................................         10,530,890
                                                               ----------------
                                                                     55,009,178
                                                               ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 33

Aston Funds
--------------------------------------------------------------------------------

VALUE FUND                                                      OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------
                                                                    MARKET
   SHARES                                                           VALUE
------------                                                   ----------------

              PHARMACEUTICALS - 7.34%
      45,030  Abbott Laboratories ..........................   $      2,459,539
      40,480  GlaxoSmithKline, SP ADR ......................          2,074,600
     155,780  Johnson & Johnson ............................         10,152,183
     118,240  Merck ........................................          6,888,662
      82,580  Pfizer .......................................          2,032,294
     148,110  Wyeth ........................................          7,202,589
                                                               ----------------
                                                                     30,809,867
                                                               ----------------
              PRINTING AND PUBLISHING - 0.11%
      24,060  New York Times, Class A ......................            470,614
                                                               ----------------
              RETAIL - 4.69%
      22,180  Advance Auto Parts ...........................            756,782
      88,772  CVS Caremark .................................          3,708,006
      25,400  Lowe's .......................................            683,006
     183,520  Macy's .......................................          5,878,145
      96,570  NIKE, Class B ................................          6,398,728
      95,590  Staples ......................................          2,231,071
                                                               ----------------
                                                                     19,655,738
                                                               ----------------
              TECHNOLOGY - 5.65%
     101,170  Accenture, Class A ...........................          3,950,688
      72,090  Hewlett-Packard ..............................          3,725,611
     237,440  Intel ........................................          6,387,136
      25,330  International Business
                 Machines ..................................          2,941,320
     301,740  Oracle * .....................................          6,689,576
                                                               ----------------
                                                                     23,694,331
                                                               ----------------
              TRANSPORTATION - 0.99%
      42,600  Burlington Northern Santa Fe .................          3,712,590
       8,550  Norfolk Southern .............................            441,607
                                                               ----------------
                                                                      4,154,197
                                                               ----------------
              UTILITIES - 3.91%
      53,795  Dominion Resources ...........................          4,929,236
      27,540  Entergy ......................................          3,301,220
      67,220  FPL Group ....................................          4,599,192
      15,300  PG&E .........................................            748,629
      25,100  PPL ..........................................          1,297,670
      16,060  Public Service Enterprise Group ..............          1,535,336
                                                               ----------------
                                                                     16,411,283
                                                               ----------------
              TOTAL COMMON STOCKS
                 (Cost $318,061,226) .......................        414,524,905
                                                               ----------------

                                                                    MARKET
   SHARES                                                           VALUE
------------                                                   ----------------

INVESTMENT COMPANY - 0.77%
   3,241,558  BlackRock Liquidity Funds
                 TempCash Portfolio ........................   $      3,241,558
                                                               ----------------
              TOTAL INVESTMENT COMPANY
                 (Cost $3,241,558) .........................          3,241,558
                                                               ----------------
TOTAL INVESTMENTS - 99.59%
   (Cost $321,302,784)** ...................................        417,766,463
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - 0.41% ...................          1,734,099
                                                               ----------------
NET ASSETS - 100.00% .......................................   $    419,500,562
                                                               ================

----------
 *  Non-income producing security.

**  Aggregate cost for Federal income tax purposes is $322,057,516.

    Gross unrealized appreciation ..........................   $    102,427,219
    Gross unrealized depreciation ..........................         (6,718,272)
                                                               ----------------
    Net unrealized appreciation ............................   $     95,708,947
                                                               ================

   ADR  American Depositary Receipt
SP ADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 34

Aston Funds
--------------------------------------------------------------------------------

RIVER ROAD DYNAMIC EQUITY INCOME FUND                           OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

FINANCE                                                                      21%
ENERGY                                                                       18%
CONSUMER CYCLICALS                                                           12%
BASIC MATERIALS                                                               9%
UTILITIES                                                                     9%
INDUSTRIAL                                                                    8%
REAL ESTATE INVESTMENT TRUSTS                                                 6%
OTHER COMMON STOCKS                                                          13%
CLOSED-END FUNDS                                                              2%
CASH AND OTHER NET ASSETS                                                     2%

% OF TOTAL NET ASSETS

                                                                    MARKET
   SHARES                                                           VALUE
------------                                                   ----------------

COMMON STOCKS - 95.86%
              BASIC MATERIALS - 9.33%
      21,360  Compass Minerals International ...............   $        788,398
      16,775  Dow Chemical. ................................            755,546
       9,225  Nucor ........................................            572,134
       9,725  Rohm & Haas ..................................            504,533
      19,300  RPM International ............................            413,599
                                                               ----------------
                                                                      3,034,210
                                                               ----------------
              COMMUNICATIONS - 5.37%
       9,275  CBS, Class B .................................            266,193
       8,275  Embarq .......................................            437,913
       9,050  Fairpoint Communications .....................            167,335
      18,950  Verizon Communications .......................            873,026
                                                               ----------------
                                                                      1,744,467
                                                               ----------------
              CONSUMER CYCLICALS - 11.67%
       8,475  Asbury Automotive Group ......................            155,347
       8,350  Autoliv ......................................            527,553
       5,325  Carnival .....................................            255,494
      12,150  Cato, Class A ................................            243,972
      13,975  Cedar Fair LP ................................            343,505
      29,300  Centerplate, IDS .............................            496,635
      16,525  FTD Group ....................................            232,176
       5,325  Harley-Davidson ..............................            274,237
       6,200  McDonald's ...................................            370,140
       6,075  PACCAR .......................................            337,527
      11,175  Signet Group, SP ADR .........................            211,766
       3,975  VF ...........................................            346,342
                                                               ----------------
                                                                      3,794,694
                                                               ----------------
              CONSUMER NON-CYCLICALS - 5.83%
       8,550  Clorox .......................................            534,974
       7,725  General Mills ................................            445,964
      24,700  Industrias Bachoco, SP ADR ...................            654,550
       3,675  Kimberly-Clark ...............................            260,521
                                                               ----------------
                                                                      1,896,009
                                                               ----------------
              ENERGY - 17.76%
       9,825  Alliance Resource Partners LP ................            377,870
      10,300  Chevron Texaco ...............................            942,553

                                                                    MARKET
   SHARES                                                           VALUE
------------                                                   ----------------

              ENERGY (CONTINUED)
       9,650  Enerplus Resources Fund ......................   $        466,867
      12,825  Eni, SP ADR ..................................            937,251
      15,000  Magellan Midstream Partners LP ...............            631,500
       5,400  Markwest Energy Partners LP ..................            176,958
      15,705  Penn West Energy Trust .......................            500,989
      17,175  Permian Basin Royalty Trust ..................            270,678
      12,225  San Juan Basin Royalty Trust .................            452,936
      17,150  Spectra Energy ...............................            445,557
      14,150  TEPPCO Partners LP ...........................            569,679
                                                               ----------------
                                                                      5,772,838
                                                               ----------------
              FINANCE - 21.14%
       4,900  Allied Irish Banks, SP ADR ...................            248,430
       4,395  Allstate .....................................            230,298
      17,550  Associated Banc-Corp .........................            506,493
      13,700  Bank of America ..............................            661,436
      14,000  Cincinnati Financial .........................            556,920
       5,250  Citigroup ....................................            219,975
      24,190  Gallagher (Arthur J.) ........................            643,696
      63,340  Medallion Financial ..........................            668,237
      33,150  NGP Capital Resources ........................            530,731
       4,300  PartnerRe ....................................            357,975
      20,550  Prospect Energy ..............................            300,852
       7,250  Safety Insurance Group .......................            260,710
      19,400  U.S. Bancorp .................................            643,304
       8,625  Unitrin ......................................            399,424
       9,375  Whitney Holding ..............................            240,563
      10,025  Zenith National Insurance ....................            402,804
                                                               ----------------
                                                                      6,871,848
                                                               ----------------
              HEALTHCARE - 1.86%
       6,725  Johnson & Johnson ............................            438,269
       6,725  Pfizer .......................................            165,502
                                                               ----------------
                                                                        603,771
                                                               ----------------
              INDUSTRIAL - 7.78%
       5,650  3M ...........................................            487,934
       2,600  Aircastle ....................................             84,006
      21,100  General Electric .............................            868,476
       6,450  Sauer-Danfoss ................................            167,055
      25,350  Waste Management .............................            922,486
                                                               ----------------
                                                                      2,529,957
                                                               ----------------
              REAL ESTATE INVESTMENT TRUSTS - 6.38%
       8,825  Carey LP (W.P.) ..............................            308,434
      13,850  Franklin Street Properties ...................            225,063
       5,525  Health Care, REIT ............................            244,702
       9,925  Hospitality Properties Trust .................            393,030
      15,525  Host Marriott ................................            344,034
      10,625  National Retail Properties ...................            269,344
       9,825  Realty Income ................................            290,230
                                                               ----------------
                                                                      2,074,837
                                                               ----------------
              UTILITIES - 8.74%
       7,700  ALLETE .......................................            336,413
      22,175  Duke Energy ..................................            425,095
       6,725  Integrys Energy Group ........................            361,872
       9,550  Otter Tail ...................................            330,812
      24,875  Portland General Electric ....................            700,231
      18,700  Southern .....................................            685,542
                                                               ----------------
                                                                      2,839,965
                                                               ----------------
              TOTAL COMMON STOCKS
                 (Cost $29,981,958) ........................         31,162,596
                                                               ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 35

Aston Funds
--------------------------------------------------------------------------------

RIVER ROAD DYNAMIC EQUITY INCOME FUND                           OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                    MARKET
   SHARES                                                           VALUE
------------                                                   ----------------

CLOSED-END FUNDS - 2.32%
              FINANCE - 2.32%
      29,325  Calamos Strategic
                 Total Return Fund .........................   $        431,077
      20,100  First Trust/Four Corners Senior
                 Floating Rate Income Fund II ..............            323,811
                                                               ----------------
              TOTAL CLOSED-END FUNDS
                 (Cost $794,320) ...........................            754,888
                                                               ----------------
INVESTMENT COMPANY - 1.04%
     339,299  BlackRock Liquidity Funds
                 TempFund Portfolio ........................            339,299
                                                               ----------------
              TOTAL INVESTMENT COMPANY
                 (Cost $339,299) ...........................            339,299
                                                               ----------------
TOTAL INVESTMENTS - 99.22%
   (Cost $31,115,577)* .....................................         32,256,783
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - 0.78% ...................            253,455
                                                               ----------------
NET ASSETS - 100.00% .......................................   $     32,510,238
                                                               ================

----------
 *  Aggregate cost for Federal income tax purposes is $31,378,379.

    Gross unrealized appreciation ..........................   $      1,960,660
    Gross unrealized depreciation ..........................         (1,082,256)
                                                               ----------------
    Net unrealized appreciation ............................   $        878,404
                                                               ================
   IDS  Income Deposit Security
    LP  Limited Partnership
  REIT  Real Estate Investment Trust
SP ADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 36

Aston Funds
--------------------------------------------------------------------------------

OPTIMUM MID CAP FUND                                            OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

ENGINEERING/CONSTRUCTION                                                      5%
AUTOMOTIVE PARTS & EQUIPMENT                                                  4%
CASH AND OTHER NET ASSETS                                                     2%
OTHER COMMON STOCKS                                                          43%
ELECTRICAL/ELECTRONICS EQUIPMENT & MANUFACTURING
   SERVICES/OFFICE ELECTRICALS                                               10%
PRINTING AND PUBLISHING                                                       9%
HEALTH CARE EQUIPMENT                                                         8%
APPLICATIONS SOFTWARE                                                         7%
COMMUNICATIONS EQUIPMENT                                                      6%
OIL & GAS - EQUIPMENT & SERVICES                                              6%

% OF TOTAL NET ASSETS

                                                                    MARKET
   SHARES                                                           VALUE
------------                                                   ----------------

COMMON STOCKS - 98.25%
              ADVERTISING - 0.77%
     711,100  Interpublic Group * ..........................   $      7,359,885
                                                               ----------------
              AGRICULTURE - 2.88%
     237,500  Bunge ........................................         27,357,625
                                                               ----------------
              APPLICATIONS SOFTWARE - 6.90%
     617,050  Cognos * .....................................         31,056,126
     722,700  Intuit * .....................................         23,249,259
     702,830  Mentor Graphics * ............................         11,259,337
                                                               ----------------
                                                                     65,564,722
                                                               ----------------
              ASSET MANAGEMENT - 2.74%
     519,900  Eaton Vance ..................................         26,010,597
                                                               ----------------
              AUTOMOTIVE PARTS & EQUIPMENT - 3.97%
     257,020  BorgWarner ...................................         27,169,584
     111,150  Magna International, Class A .................         10,532,574
                                                               ----------------
                                                                     37,702,158
                                                               ----------------
              BROADCASTING & CABLE - 0.46%
     194,800  Hearst-Argyle Television .....................          4,344,040
                                                               ----------------
              CHEMICALS - SPECIALTY/DIVERSIFIED - 3.41%
     455,000  FMC ..........................................         26,162,500
     120,100  International Flavors & Fragrances ...........          6,270,421
                                                               ----------------
                                                                     32,432,921
                                                               ----------------
              COMMUNICATIONS EQUIPMENT - 6.33%
   2,335,470  Andrew * .....................................         34,237,990
     426,800  Harris .......................................         25,847,008
                                                               ----------------
                                                                     60,084,998
                                                               ----------------
              COMPUTER HARDWARE - 1.22%
     277,430  Diebold ......................................         11,607,671
                                                               ----------------
              COMPUTER STORAGE/PERIPHERAL - 1.34%
     303,100  Lexmark International
                 Group, Class A * ..........................         12,727,169
                                                               ----------------

                                                                    MARKET
   SHARES                                                           VALUE
------------                                                   ----------------

              ELECTRICAL/ELECTRONIC EQUIPMENT & MANUFACTURING
              SERVICES/OFFICE ELECTRONICS - 10.29%
     927,900  Jabil Circuit ................................   $     20,163,267
     562,670  Molex ........................................         16,069,855
     329,035  Molex, Class A ...............................          8,982,656
     696,105  Tektronix ....................................         26,347,574
     669,655  Zebra Technologies * .........................         26,176,814
                                                               ----------------
                                                                     97,740,166
                                                               ----------------
              ENGINEERING/CONSTRUCTION - 4.84%
     919,900  Chicago Bridge & Iron ........................         45,995,000
                                                               ----------------
              ENTERTAINMENT AND LEISURE - 1.34%
     611,100  Mattel .......................................         12,765,879
                                                               ----------------
              FOOD, BEVERAGE, AND TOBACCO - 2.17%
     359,600  Molson Coors Brewing, Class B ................         20,579,908
                                                               ----------------
              HEALTHCARE EQUIPMENT - 7.73%
     340,500  Beckman Coulter ..............................         24,114,210
     411,000  Edwards Lifesciences * .......................         20,640,420
     587,500  Varian Medical Systems * .....................         28,652,375
                                                               ----------------
                                                                     73,407,005
                                                               ----------------
              HEALTHCARE SERVICES - 1.55%
     422,100  Lincare Holdings * ...........................         14,676,417
                                                               ----------------
              HUMAN RESOURCE & EMPLOYMENT
              SERVICES - 2.32%
     294,400  Manpower .....................................         22,003,456
                                                               ----------------
              INFORMATION TECHNOLOGY CONSULTING &
              SERVICES - 2.77%
   4,331,500  Unisys * .....................................         26,335,520
                                                               ----------------
              INSURANCE - 2.45%
     585,320  Cincinnati Financial .........................         23,284,030
                                                               ----------------
              INTERNET SOFTWARE & SERVICES - 2.11%
     510,900  Akamai Technologies * ........................         20,022,171
                                                               ----------------
              LIFE SCIENCE TOOLS - 2.80%
     458,800  Charles River Laboratories * .................         26,610,400
                                                               ----------------
              OIL & GAS - EQUIPMENT & SERVICES - 6.22%
     153,685  Compagnie Generale de
                 Geophysique-Veritas,
                 SP ADR * ..................................         10,087,889
     807,146  FMC Technologies * ...........................         48,937,263
                                                               ----------------
                                                                     59,025,152
                                                               ----------------
              OIL & GAS - EXPLORATION/PRODUCTION - 3.80%
     637,700  Denbury Resources * ..........................         36,093,820
                                                               ----------------
              PHARMACEUTICALS - 2.52%
   1,194,800  Biovail ......................................         23,907,948
                                                               ----------------
              PRINTING AND PUBLISHING - 9.39%
     374,600  Belo, Class A ................................          6,930,100
      45,850  Dow Jones & Co ...............................          2,742,289
     159,100  Gannett ......................................          6,747,431
   1,745,200  New York Times, Class A ......................         34,136,112
   1,103,100  Pearson, SP ADR ..............................         18,565,173
     505,957  Scholastic * .................................         20,025,778
                                                               ----------------
                                                                     89,146,883
                                                               ----------------
              TRANSPORTATION - 2.28%
   1,524,100  Southwest Airlines ...........................         21,657,461
                                                               ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 37

Aston Funds
--------------------------------------------------------------------------------

OPTIMUM MID CAP FUND                                            OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                    MARKET
   SHARES                                                           VALUE
------------                                                   ----------------

              TRUCKING - 3.65%
     483,600  Con-way ......................................   $     20,606,196
     740,500  Werner Enterprises ...........................         14,084,310
                                                               ----------------
                                                                     34,690,506
                                                               ----------------
              TOTAL COMMON STOCKS
                 (Cost $692,413,741) .......................        933,133,508
                                                               ----------------
INVESTMENT COMPANY - 1.02%
   9,646,707  BlackRock Liquidity Funds
                 TempCash Portfolio ........................          9,646,707
                                                               ----------------
              TOTAL INVESTMENT COMPANY
                 (Cost $9,646,707) .........................          9,646,707
                                                               ----------------
TOTAL INVESTMENTS - 99.27%
   (Cost $702,060,448)** ...................................        942,780,215
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - 0.73% ...................          6,947,366
                                                               ----------------
NET ASSETS - 100.00% .......................................   $    949,727,581
                                                               ================

----------
 *  Non-income producing security.

**  Aggregate cost for Federal income tax purposes is $702,545,371.

    Gross unrealized appreciation ..........................   $    269,605,446
    Gross unrealized depreciation ..........................        (29,370,602)
                                                               ----------------
    Net unrealized appreciation ............................   $    240,234,844
                                                               ================

SP ADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 38

Aston Funds
--------------------------------------------------------------------------------

RIVER ROAD SMALL-MID CAP FUND                                   OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

CASH AND OTHER NET ASSETS                                                     6%
CONSUMER CYCLICALS                                                           21%
INDUSTRIAL                                                                   17%
CONSUMER NON-CYCLICALS                                                       12%
FINANCE                                                                       9%
OTHER COMMON STOCK                                                           11%
ENERGY                                                                        9%
UTILITIES                                                                     4%
TECHNOLOGY                                                                    5%
COMMERCIAL SERVICES                                                           6%

% OF TOTAL NET ASSETS

                                                                     MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

COMMON STOCKS - 93.88%
              BASIC MATERIALS - 3.01%
       4,150  Airgas ........................................  $        209,451
      16,460  Glatfelter ....................................           264,512
       1,750  Stepan ........................................            60,620
                                                               ----------------
                                                                        534,583
                                                               ----------------
              COMMERCIAL SERVICES - 6.11%
       8,140  Bowne & Co. ...................................           141,473
       3,665  Consolidated Graphics * .......................           234,487
       5,480  FirstService * ................................           208,130
       6,580  Rent-A-Center * ...............................           105,280
      15,270  TravelCenters of America * ....................           397,020
                                                               ----------------
                                                                      1,086,390
                                                               ----------------
              COMMUNICATIONS - 2.80%
       6,820  Meredith ......................................           424,545
       2,720  SureWest Communications .......................            72,026
                                                               ----------------
                                                                        496,571
                                                               ----------------
              CONSUMER CYCLICALS - 21.44%
       1,800  Autoliv .......................................           113,724
      11,310  Barnes & Noble ................................           437,018
       3,392  Benihana * ....................................            59,665
      11,215  Benihana, Class A * ...........................           197,945
      22,340  Casey's General Stores ........................           636,690
      11,700  CBRL Group ....................................           466,830
       2,830  Centerplate, IDS ..............................            47,968
       3,720  Chico's FAS * .................................            48,881
       9,350  Dollar Tree Stores * ..........................           358,105
       4,280  Dress Barn * ..................................            70,149
       3,760  International Speedway, Class A ...............           167,057
       1,000  Morgans Hotel Group * .........................            22,760
       9,720  Regis .........................................           326,592
       9,860  Speedway Motorsports ..........................           357,918
       3,340  Tractor Supply * ..............................           138,410
       9,050  Tween Brands * ................................           277,835
       2,230  UniFirst ......................................            83,915
                                                               ----------------
                                                                      3,811,462
                                                               ----------------

                                                                     MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

              CONSUMER NON-CYCLICALS - 12.42%
       6,619  American Dairy * ..............................  $        145,419
       2,550  Coca-Cola Bottling ............................           150,450
       2,000  Coinmach Service ..............................            39,120
       4,690  Constellation Brands, Class A * ...............           117,813
      12,630  Industrias Bachoco, SP ADR ....................           334,695
       5,830  J & J Snack Foods .............................           207,664
      21,390  National Beverage * ...........................           177,751
      13,860  Pain Therapeutics * ...........................           142,204
       5,870  Performance Food Group * ......................           158,431
      12,100  Ruddick .......................................           411,400
       5,920  Village Super Market, Class A .................           323,173
                                                               ----------------
                                                                      2,208,120
                                                               ----------------
              ENERGY - 8.84%
       8,090  Cimarex Energy ................................           327,726
       8,685  Encore Acquisition * ..........................           318,739
       7,190  Energy Partners * .............................           110,367
       5,450  Helix Energy Solutions Group * ................           252,062
       4,900  Helmerich & Payne .............................           154,938
         770  Lufkin Industries .............................            45,784
       2,500  Petroleum Development * .......................           113,550
       1,230  SEACOR Holdings * .............................           112,730
       2,830  Swift Energy * ................................           134,227
                                                               ----------------
                                                                      1,570,123
                                                               ----------------
              FINANCE - 9.38%
         610  Associated Banc-Corp ..........................            17,605
       4,670  ASTA Funding ..................................           165,972
       9,960  Boston Private
                 Financial Holdings .........................           286,449
       3,250  Cass Information Systems ......................           117,097
       5,280  Commerce Bancshares ...........................           249,058
       7,960  Hilb Rogal and Hobbs ..........................           350,797
       1,310  Oppenheimer Holdings, Class A .................            55,963
       4,040  PartnerRe .....................................           336,330
       3,720  PMI Group (The) ...............................            59,632
       1,890  Prospect Energy ...............................            27,670
                                                               ----------------
                                                                      1,666,573
                                                               ----------------
              HEALTHCARE SERVICES - 3.40%
       6,670  Cambrex .......................................            75,971
       1,410  Kindred Healthcare * ..........................            29,948
       2,420  Lincare Holdings * ............................            84,144
       5,280  Owens & Minor .................................           214,051
       4,120  Universal Health Services,
                 Class B ....................................           200,850
                                                               ----------------
                                                                        604,964
                                                               ----------------
              INDUSTRIAL - 17.02%
       5,225  AMERCO * ......................................           337,169
      19,670  AptarGroup ....................................           879,249
       6,050  Brink's .......................................           379,033
       4,840  Bristow Group * ...............................           241,468
       6,560  CHC Helicopter, Class A .......................           167,674
         890  Houston Wire & Cable ..........................            15,637
       5,370  Ituran Location and Control ...................            62,185
      10,855  Marten Transport * ............................           154,358
         260  NACCO Industries, Class A .....................            26,933
       3,320  Pactiv, Class A * .............................            91,200
      19,600  Republic Services .............................           670,124
                                                               ----------------
                                                                      3,025,030
                                                               ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 39

Aston Funds
--------------------------------------------------------------------------------

RIVER ROAD SMALL-MID CAP FUND                                   OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

              TECHNOLOGY - 5.12%
       2,970  Affiliated Computer
                 Services, Class A * ........................  $        150,460
       1,520  Bel Fuse, Class B .............................            48,366
      22,290  Ingram Micro, Class A * .......................           473,440
       5,480  Insight Enterprises * .........................           151,467
       3,820  Schawk ........................................            86,791
                                                               ----------------
                                                                        910,524
                                                               ----------------
              UTILITIES - 4.34%
       2,850  ALLETE ........................................           124,516
       3,400  Pike Electric * ...............................            66,980
      14,445  Portland General Electric .....................           406,627
       4,975  SJW ...........................................           173,777
                                                               ----------------
                                                                        771,900
                                                               ----------------
              TOTAL COMMON STOCKS
                 (Cost $16,585,646) .........................        16,686,240
                                                               ----------------
INVESTMENT COMPANY - 4.71%
     837,643  BlackRock Liquidity Funds
                 TempFund Portfolio .........................           837,643
                                                               ----------------
              TOTAL INVESTMENT COMPANY
                 (Cost $837,643) ............................           837,643
                                                               ----------------
TOTAL INVESTMENTS - 98.59%
   (Cost $17,423,289)** .....................................        17,523,883
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - 1.41% ....................           250,783
                                                               ----------------
NET ASSETS - 100.00% ........................................  $     17,774,666
                                                               ================

----------
 *    Non-income producing security.

**    Aggregate cost for Federal income tax purposes is $17,517,815.

      Gross unrealized appreciation .........................  $        872,654
      Gross unrealized depreciation .........................          (866,586)
                                                               ----------------
      Net unrealized appreciation ...........................  $          6,068
                                                               ================

      IDS   Income Deposit Security
   SP ADR   Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 40

Aston Funds
--------------------------------------------------------------------------------

VEREDUS AGGRESSIVE GROWTH FUND                                  OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

FINANCE                                                                       3%
CASH AND OTHER NET ASSETS                                                     3%
OTHER COMMON STOCKS                                                          27%
INDUSTRIAL - CONSTRUCTION & ENGINEERING                                      18%
COMPUTER SOFTWARE                                                            12%
RETAIL                                                                       10%
MEDICAL PRODUCTS AND SUPPLIES                                                 8%
AEROSPACE/DEFENSE                                                             8%
TELECOMMUNICATIONS EQUIPMENT                                                  7%
SEMICONDUCTORS                                                                4%

% OF TOTAL NET ASSETS

                                                                     MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

COMMON STOCKS - 96.43%
              AEROSPACE/DEFENSE - 7.57%
      51,900  BE Aerospace * ................................  $      2,579,949
     313,800  Force Protection * ............................         5,617,020
     399,150  Taser International * .........................         6,645,847
      32,850  Triumph Group .................................         2,615,517
                                                               ----------------
                                                                     17,458,333
                                                               ----------------
              AIRLINES - 1.57%
     100,775  Allegiant Travel * ............................         3,629,916
                                                               ----------------
              CHEMICALS - 1.02%
      46,475  Flotek Industries * ...........................         2,360,930
                                                               ----------------
              COMPUTER SOFTWARE - 11.55%
     225,000  ANSYS * .......................................         8,732,250
     456,425  Aspen Technology * ............................         7,960,052
      49,825  Blackboard * ..................................         2,486,268
      70,175  Concur Technologies * .........................         2,529,107
      92,950  Omniture * ....................................         3,175,172
      62,875  Taleo, Class A * ..............................         1,757,356
                                                               ----------------
                                                                     26,640,205
                                                               ----------------
              COMPUTERS - 1.38%
     122,475  Stratasys * ...................................         3,188,024
                                                               ----------------
              CONSUMER DISCRETIONARY/AUTOMOBILE
              & COMPONENTS - 2.17%
     150,150  Amerigon * ....................................         2,948,946
     147,150  Spartan Motors ................................         2,065,986
                                                               ----------------
                                                                      5,014,932
                                                               ----------------
              CONSUMER DISCRETIONARY/FOOTWARE - 2.47%
      76,100  Crocs * .......................................         5,688,475
                                                               ----------------
              CONSUMER DISCRETIONARY/INTERNET
              RETAIL - 2.13%
     147,550  Shutterfly * ..................................         4,923,743
                                                               ----------------

                                                                     MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

              CONSUMER DISCRETIONARY/LEISURE
              EQUIPMENT & PRODUCTS - 0.37%
      71,175  Smith & Wesson Holding * ......................  $        860,506
                                                               ----------------
              CONSUMER STAPLES - 1.56%
      84,275  Bare Escentuals * .............................         2,081,593
      63,325  Inter Parfums .................................         1,509,668
                                                               ----------------
                                                                      3,591,261
                                                               ----------------
              ELECTRONIC EQUIPMENT
              & INSTRUMENTS - 0.38%
      15,200  JA Solar Holdings, ADR * ......................           875,520
                                                               ----------------
              FINANCE - 3.13%
      63,575  GFI Group * ...................................         5,487,794
     110,050  MarketAxess Holdings * ........................         1,724,483
                                                               ----------------
                                                                      7,212,277
                                                               ----------------
              HEALTHCARE SUPPLIES - 1.54%
      59,200  Inverness Medical Innovations * ...............         3,557,328
                                                               ----------------
              INDUSTRIAL - 2.94%
     109,575  URS * .........................................         6,772,831
                                                               ----------------
              INDUSTRIAL - CONSTRUCTION
              & ENGINEERING - 17.78%
      50,275  Bucyrus International, Class A ................         4,147,688
     231,250  EMCor Group * .................................         7,961,937
      79,950  Layne Christensen * ...........................         4,552,353
     111,950  Perini * ......................................         6,420,332
     214,819  Quanta Services * .............................         7,089,027
     220,400  Trinity Industries ............................         7,965,256
      29,665  Washington Group International * ..............         2,887,888
                                                               ----------------
                                                                     41,024,481
                                                               ----------------
              INFORMATION TECHNOLOGY SERVICES - 2.15%
     100,525  VeriFone Holdings * ...........................         4,968,951
                                                               ----------------
              INFORMATION TECHNOLOGY,
              SOFTWARE & SERVICES - 0.91%
     149,825  FalconStor Software * .........................         2,102,045
                                                               ----------------
              MEDICAL PRODUCTS AND SUPPLIES - 7.94%
      91,275  Hologic * .....................................         6,200,311
     162,450  Illumina * ....................................         9,121,567
     113,250  Wright Medical Group * ........................         3,001,125
                                                               ----------------
                                                                     18,323,003
                                                               ----------------
              OIL & GAS - EQUIPMENT & SERVICES - 1.83%
      36,550  ENGlobal * ....................................           507,314
      97,100  Willbros Group * ..............................         3,716,017
                                                               ----------------
                                                                      4,223,331
                                                               ----------------
              OIL & GAS - EXPLORATION/PRODUCTION - 1.84%
      82,475  Carrizo Oil & Gas * ...........................         4,238,390
                                                               ----------------
              OIL AND GAS EXTRACTION - 0.80%
     142,700  PetroQuest Energy * ...........................         1,840,830
                                                               ----------------
              RESTAURANTS - 1.90%
      70,300  Jack in the Box * .............................         2,205,311
      54,725  Red Robin Gourmet Burgers * ...................         2,190,095
                                                               ----------------
                                                                      4,395,406
                                                               ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 41

Aston Funds
--------------------------------------------------------------------------------

VEREDUS AGGRESSIVE GROWTH FUND                                  OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
   SHARES                                                            VALUE
------------                                                   -----------------
              RETAIL - 10.01%
     142,050  Dick's Sporting Goods * .......................  $      4,740,208
     119,875  Guess? ........................................         6,160,376
      27,725  Gymboree * ....................................           943,482
      68,500  Under Armour, Class A * .......................         4,264,125
     172,000  Warnaco Group * ...............................         6,998,680
                                                               ----------------
                                                                     23,106,871
                                                               ----------------
              SEMICONDUCTORS - 3.47%
      95,450  AuthenTec * ...................................         1,537,700
     128,775  Hittite Microwave * ...........................         6,470,944
                                                               ----------------
                                                                      8,008,644
                                                               ----------------
              TELECOMMUNICATIONS EQUIPMENT - 6.67%
     117,475  Ciena * .......................................         5,622,353
     221,725  Dycom Industries * ............................         6,263,731
      89,125  NICE Systems, SP ADR * ........................         3,514,199
                                                               ----------------
                                                                     15,400,283
                                                               ----------------
              TRANSPORTATION - 1.35%
      43,275  Genco Shipping & Trading ......................         3,111,040
                                                               ----------------
              TOTAL COMMON STOCKS
                 (Cost $177,043,309) ........................       222,517,556
                                                               ----------------

INVESTMENT COMPANY - 2.27%
   5,238,274  BlackRock Liquidity Funds
                 TempCash Portfolio .........................         5,238,274
                                                               ----------------
              TOTAL INVESTMENT COMPANY
                 (Cost $5,238,274) ..........................         5,238,274
                                                               ----------------
TOTAL INVESTMENTS - 98.70%
   (Cost $182,281,583)** ....................................       227,755,830
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - 1.30% ....................         2,989,616
                                                               ----------------
NET ASSETS - 100.00% ........................................  $    230,745,446
                                                               ================

----------
 *    Non-income producing security.

**    Aggregate cost for Federal income tax purposes is $183,112,406.

      Gross unrealized appreciation .........................  $     47,782,456
      Gross unrealized depreciation .........................        (3,139,032)
                                                               ----------------
      Net unrealized appreciation ...........................  $     44,643,424
                                                               ================

      ADR   American Depositary Receipt
   SP ADR   Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 42

Aston Funds
--------------------------------------------------------------------------------

TAMRO SMALL CAP FUND                                            OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

CASH AND OTHER NET ASSETS                                                     2%
OTHER COMMON STOCKS                                                          23%
FINANCE                                                                      18%
TECHNOLOGY                                                                   17%
FOOD AND BEVERAGES                                                            9%
CAPITAL GOODS                                                                 8%
OIL AND GAS EXTRACTION                                                        8%
PHARMACEUTICALS                                                               6%
CONSUMER CYCLICALS                                                            5%
COMMERCIAL SERVICES                                                           4%

% OF TOTAL NET ASSETS

                                                                     MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

COMMON STOCKS - 98.60%
              BASIC MATERIALS - 1.68%
     182,616  AbitibiBowater ................................  $      6,256,424
                                                               ----------------
              BROADCASTING & CABLE - 1.50%
     589,410  Gray Television ...............................         5,575,819
                                                               ----------------
              CAPITAL GOODS - 8.16%
      77,015  American Railcar Industries ...................         1,743,620
     199,045  Baldor Electric ...............................         8,025,494
      67,645  General Cable * ...............................         4,869,763
     463,983  Steelcase, Class A ............................         8,291,376
     101,960  Teleflex ......................................         7,464,492
                                                               ----------------
                                                                     30,394,745
                                                               ----------------
              COMMERCIAL SERVICES - 4.38%
     553,385  Corinthian Colleges * .........................         9,069,980
     151,975  Watson Wyatt & Co. Holdings ...................         7,244,648
                                                               ----------------
                                                                     16,314,628
                                                               ----------------
              CONSUMER CYCLICALS - 5.22%
     393,225  Acco Brands * .................................         8,430,744
     144,027  NetFlix * .....................................         3,812,395
     316,487  Prestige Brands Holdings * ....................         3,310,454
      64,135  Vail Resorts * ................................         3,892,353
                                                               ----------------
                                                                     19,445,946
                                                               ----------------
              ENERGY - 2.77%
     209,285  Alpha Natural Resources * .....................         5,742,781
     144,755  Massey Energy .................................         4,585,838
                                                               ----------------
                                                                     10,328,619
                                                               ----------------
              FINANCE - 17.95%
     312,835  Boston Private Financial Holdings .............         8,997,135
     277,010  Calamos Asset Management,
                 Class A ....................................         9,423,880
     144,683  GAMCO Investors ...............................         8,957,325
     186,270  KBW * .........................................         5,642,118

                                                                     MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

              FINANCE (CONTINUED)
     584,140  Knight Capital Group * ........................  $      7,833,317
     472,580  Lexington Realty Trust, REIT ..................         9,352,358
     229,405  Raymond James Financial .......................         8,545,336
     229,048  Washington REIT ...............................         8,067,071
                                                               ----------------
                                                                     66,818,540
                                                               ----------------
              FOOD AND BEVERAGES - 9.27%
     394,075  Hain Celestial Group * ........................        13,816,270
     254,150  Performance Food Group * ......................         6,859,509
     787,685  SunOpta * .....................................        11,799,521
      70,395  United Natural Foods * ........................         2,037,231
                                                               ----------------
                                                                     34,512,531
                                                               ----------------
              HEALTHCARE SUPPLIES - 1.70%
     698,992  OraSure Technologies * ........................         6,339,857
                                                               ----------------
              INFORMATION TECHNOLOGY,
              SOFTWARE & SERVICES - 4.35%
     625,329  FalconStor Software * .........................         8,773,366
     582,178  Limelight Networks * ..........................         7,434,413
                                                               ----------------
                                                                     16,207,779
                                                               ----------------
              MEDICAL PRODUCTS AND SUPPLIES - 1.02%
      66,175  Analogic ......................................         3,781,901
                                                               ----------------
              OIL AND GAS EXTRACTION - 8.12%
     179,988  Helmerich & Payne .............................         5,691,220
     197,465  Whiting Petroleum * ...........................        10,674,958
     362,355  Willbros Group * ..............................        13,867,326
                                                               ----------------
                                                                     30,233,504
                                                               ----------------
              PHARMACEUTICALS - 5.60%
     401,790  Perrigo .......................................         9,526,441
     166,705  PRA International * ...........................         5,032,824
      91,915  United Therapeutics * .........................         6,290,663
                                                               ----------------
                                                                     20,849,928
                                                               ----------------
              RESTAURANTS - 2.77%
     201,205  Bob Evans Farms ...............................         5,669,957
     160,045  P.F. Chang's China Bistro * ...................         4,658,910
                                                               ----------------
                                                                     10,328,867
                                                               ----------------
              RETAIL - 3.33%
     233,990  Carter's * ....................................         5,166,499
     199,770  Chico's FAS * .................................         2,624,978
     157,354  Volcom * ......................................         4,602,605
                                                               ----------------
                                                                     12,394,082
                                                               ----------------
              TECHNOLOGY - 17.43%
     239,740  Avocent * .....................................         6,480,172
     374,545  Double-Take Software * ........................         8,925,407
     220,720  Emulex * ......................................         4,780,795
     343,950  L-1 Identity Solutions * ......................         6,387,151
     178,577  ManTech International,
                 Class A * ..................................         7,100,222
     922,665  Packeteer * ...................................         8,017,959
     443,930  RightNow Technologies * .......................         8,887,479
   2,215,460  Safeguard Scientifics * .......................         5,206,331
     989,890  TIBCO Software * ..............................         9,087,190
                                                               ----------------
                                                                     64,872,706
                                                               ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 43

Aston Funds
--------------------------------------------------------------------------------

TAMRO SMALL CAP FUND                                            OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

              TELECOMMUNICATIONS EQUIPMENT - 2.22%
     294,760  Polycom * .....................................  $      8,247,385
                                                               ----------------
              TRANSPORTATION - 1.13%
     459,630  JetBlue Airways * .............................         4,196,422
                                                               ----------------
              TOTAL COMMON STOCKS
                 (Cost $297,680,442) ........................       367,099,683
                                                               ----------------
INVESTMENT COMPANY - 1.71%
   6,364,395  BlackRock Liquidity Funds
                 TempCash Portfolio .........................         6,364,395
                                                               ----------------
              TOTAL INVESTMENT COMPANY
                 (Cost $6,364,395) ..........................         6,364,395
                                                               ----------------
TOTAL INVESTMENTS - 100.31%
   (Cost $304,044,837)** ....................................       373,464,078
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - (0.31)% ..................        (1,162,223)
                                                               ----------------
NET ASSETS - 100.00% ........................................  $    372,301,855
                                                               ================

----------
 *    Non-income producing security.

**    Aggregate cost for Federal income tax purposes is $304,202,566.

      Gross unrealized appreciation .........................  $     76,631,311
      Gross unrealized depreciation .........................        (7,369,799)
                                                               ----------------
      Net unrealized appreciation ...........................  $     69,261,512
                                                               ================

REIT  Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 44

Aston Funds
--------------------------------------------------------------------------------

RIVER ROAD SMALL CAP VALUE FUND                                 OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

CONSUMER CYCLICALS                                                          25%
CONSUMER NON-CYCLICALS                                                      21%
INDUSTRIAL                                                                  16%
FINANCE                                                                      9%
COMMERCIAL SERVICES                                                          7%
OTHER COMMON STOCKS                                                          6%
ENERGY                                                                       7%
UTILITIES                                                                    5%
TECHNOLOGY                                                                   4%

% OF TOTAL NET ASSETS

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

COMMON STOCKS - 99.73%
              BASIC MATERIALS - 2.11%
     260,090  Glatfelter ...................................   $      4,179,646
      63,703  Stepan .......................................          2,206,672
                                                               ----------------
                                                                      6,386,318
                                                               ----------------
              COMMERCIAL SERVICES - 7.23%
     164,032  Bowne & Co. ..................................          2,850,876
      81,870  Consolidated Graphics * ......................          5,238,042
     101,270  FirstService * ...............................          3,846,235
     120,180  Rent-A-Center * ..............................          1,922,880
     307,230  TravelCenters of America * ...................          7,987,980
                                                               ----------------
                                                                     21,846,013
                                                               ----------------
              COMMUNICATIONS - 3.03%
     125,000  Meredith .....................................          7,781,250
      51,510  SureWest Communications ......................          1,363,985
                                                               ----------------
                                                                      9,145,235
                                                               ----------------
              CONSUMER CYCLICALS - 24.87%
     300,822  Audiovox, Class A * ..........................          3,609,864
     202,590  Barnes & Noble ...............................          7,828,078
      78,985  Benihana * ...................................          1,389,346
     179,370  Benihana, Class A * ..........................          3,165,880
      94,789  Canterbury Park Holding ......................          1,118,510
     435,240  Casey's General Stores .......................         12,404,340
     190,730  CBRL Group ...................................          7,610,127
      76,360  Centerplate, IDS .............................          1,294,302
      29,250  Dress Barn * .................................            479,408
     181,400  Fred's, Class A ..............................          1,922,840
     113,682  Frisch's Restaurants .........................          3,427,512
     158,614  Hampshire Group * ............................          1,943,022
      60,470  Houston Wire & Cable .........................          1,062,458
      29,940  International Speedway, Class A ..............          1,330,234
     162,782  Lazare Kaplan International * ................          1,375,508
      91,499  Morgans Hotel Group * ........................          2,082,517
      33,524  Nathan's Famous * ............................            564,879
     180,140  Regis ........................................          6,052,704
     202,100  Speedway Motorsports .........................          7,336,230

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

              CONSUMER CYCLICALS (CONTINUED)
      43,170  Tractor Supply * .............................   $      1,788,965
     146,930  Tween Brands * ...............................          4,510,751
      76,420  UniFirst .....................................          2,875,685
                                                               ----------------
                                                                     75,173,160
                                                               ----------------
              CONSUMER NON-CYCLICALS - 20.57%
     118,001  American Dairy * .............................          2,592,482
     115,119  Coca-Cola Bottling ...........................          6,792,021
      50,405  Coinmach Service .............................            985,922
      10,000  Coinmach Service, Class A ....................            131,300
     104,900  HQ Sustainable Maritime
                 Industries * ..............................            975,570
     306,242  Industrias Bachoco, SP ADR ...................          8,115,413
     129,782  J & J Snack Foods ............................          4,622,835
     521,504  Mac-Gray * ...................................          6,743,047
      59,181  Maui Land & Pineapple * ......................          1,742,881
     442,384  National Beverage ............................          3,676,211
     277,990  Pain Therapeutics * ..........................          2,852,177
     115,690  Performance Food Group * .....................          3,122,473
     233,360  Ruddick ......................................          7,934,240
     147,080  Village Super Market, Class A ................          8,029,097
     539,884  Zapata * .....................................          3,833,176
                                                               ----------------
                                                                     62,148,845
                                                               ----------------
              ENERGY - 6.54%
      92,757  Eastern American Natural
                 Gas Trust .................................          2,504,439
     160,400  Encore Acquisition * .........................          5,886,680
     192,820  Energy Partners * ............................          2,959,787
     510,679  Evolution Petroleum * ........................          1,593,319
     131,580  HKN * ........................................          1,236,852
     173,510  Kodiak Oil & Gas * ...........................            399,073
       8,720  Lufkin Industries ............................            518,491
      57,070  Petroleum Development * ......................          2,592,119
      43,820  Swift Energy * ...............................          2,078,383
                                                               ----------------
                                                                     19,769,143
                                                               ----------------
              FINANCE - 9.03%
      84,620  ASTA Funding .................................          3,007,395
     130,880  Boston Private Financial
                 Holdings ..................................          3,764,109
      63,905  Cass Information Systems .....................          2,302,497
      25,194  Gyrodyne Company of America ..................          1,240,175
     165,185  Hilb Rogal and Hobbs .........................          7,279,703
     462,619  Medallion Financial ..........................          4,880,630
      66,410  Oppenheimer Holdings, Class A ................          2,837,035
      64,820  PMI Group (The) ..............................          1,039,064
      64,320  Prospect Energy ..............................            941,645
                                                               ----------------
                                                                     27,292,253
                                                               ----------------
              HEALTHCARE SERVICES - 2.40%
     195,460  Cambrex ......................................          2,226,289
      53,370  Kindred Healthcare * .........................          1,133,579
      96,160  Owens & Minor ................................          3,898,327
                                                               ----------------
                                                                      7,258,195
                                                               ----------------
              INDUSTRIAL - 15.50%
      84,420  AMERCO * .....................................          5,447,623
     337,020  AptarGroup ...................................         15,064,794
     116,110  Brink's ......................................          7,274,291
      82,850  Bristow Group * ..............................          4,133,386
      28,940  Chase ........................................            590,376

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 45

Aston Funds
--------------------------------------------------------------------------------

RIVER ROAD SMALL CAP VALUE FUND                                 OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

              INDUSTRIAL (CONTINUED)
     123,510  CHC Helicopter, Class A ......................   $      3,156,916
      60,790  Exponent * ...................................          1,836,466
     142,780  Ituran Location and Control ..................          1,653,392
     193,330  Marten Transport * ...........................          2,749,153
       5,740  NACCO Industries, Class A ....................            594,607
     622,070  WCA Waste * ..................................          4,348,269
                                                               ----------------
                                                                     46,849,273
                                                               ----------------
              TECHNOLOGY - 3.54%
      12,300  Bel Fuse, Class A ............................            427,179
      37,610  Bel Fuse, Class B ............................          1,196,750
      28,940  Computer Services ............................          1,041,840
     150,610  Ingram Micro, Class A * ......................          3,198,956
      91,830  Insight Enterprises * ........................          2,538,181
     137,120  Optimal Group, Class A * .....................            636,237
      73,350  Schawk .......................................          1,666,512
                                                               ----------------
                                                                     10,705,655
                                                               ----------------
              UTILITIES - 4.91%
      45,660  ALLETE .......................................          1,994,886
      99,710  Pike Electric * ..............................          1,964,287
     257,200  Portland General Electric ....................          7,240,180
     103,810  SJW ..........................................          3,626,083
                                                               ----------------
                                                                     14,825,436
                                                               ----------------
              TOTAL COMMON STOCKS
                 (Cost $284,555,424) .......................        301,399,526
                                                               ----------------
INVESTMENT COMPANY - 0.45%

   1,375,181  BlackRock Liquidity Funds
                 TempFund Portfolio ........................          1,375,181
                                                               ----------------
              TOTAL INVESTMENT COMPANY
                 (Cost $1,375,181) .........................          1,375,181
                                                               ----------------
TOTAL INVESTMENTS - 100.18%
   (Cost $285,930,605)** ...................................        302,774,707
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - (0.18)% .................           (553,840)
                                                               ----------------
NET ASSETS - 100.00% .......................................   $    302,220,867
                                                               ================

----------
*   Non-income producing security.

**  Aggregate cost for Federal income tax purposes is $286,668,517.

    Gross unrealized appreciation ..........................   $     30,298,359
    Gross unrealized depreciation ..........................        (14,192,169)
                                                               ----------------
    Net unrealized appreciation ............................   $     16,106,190
                                                               ================

   IDS  Income Deposit Security
SP ADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 46

Aston Funds
--------------------------------------------------------------------------------

RESOLUTION GLOBAL EQUITY FUND                                   OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

ENERGY                                                                      11%
BANKS                                                                       11%
FINANCE                                                                     10%
COMMUNICATION                                                               10%
CONSUMER CYCLICALS                                                           9%
TELECOMMUNICATION SERVICES                                                   8%
PHARMACEUTICALS                                                              7%
CASH AND OTHER NET ASSETS                                                    6%
OTHER COMMON STOCK                                                          21%
INDUSTRIALS                                                                  7%

% OF TOTAL NET ASSETS

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

COMMON STOCKS - 94.31%
              AUSTRALIA - 2.30%
      25,673  Telstra (a) ..................................   $        112,364
                                                               ----------------
              BELGIUM - 1.25%
       1,891  Fortis (a) ...................................             60,730
                                                               ----------------
              FRANCE - 6.63%
         843  BNP Paribas (a) ..............................             93,431
         748  Sanofi-Aventis (a) ...........................             65,797
         762  Total (a) ....................................             61,490
       2,264  Vivendi (a) ..................................            102,309
                                                               ----------------
                                                                        323,027
                                                               ----------------
              GERMANY - 3.99%
         416  Allianz (a) ..................................             93,674
       4,915  Deutsche Telekom (a) .........................            100,907
                                                               ----------------
                                                                        194,581
                                                               ----------------
              HONG KONG - 3.68%
      74,734  Techtronic Industries (a) ....................             80,765
     112,000  Texwinca Holdings (a) ........................             98,759
                                                               ----------------
                                                                        179,524
                                                               ----------------
              ITALY - 1.27%
       1,691  Eni (a) ......................................             61,743
                                                               ----------------
              JAPAN - 6.46%
       9,100  Nissan Motor (a) .............................            104,402
          43  NTT DoCoMo (a) ...............................             62,561
       2,400  Seven & I Holdings (a) .......................             61,972
       1,500  Toyota Motor (a) .............................             85,866
                                                               ----------------
                                                                        314,801
                                                               ----------------

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

              NETHERLANDS - 10.29%
       4,952  AEGON (a) ....................................   $        102,655
       1,856  ING Groep (a) ................................             83,889
       5,691  Koninklijke KPN (a) ..........................            107,453
       5,223  Reed Elsevier (a) ............................            101,512
       2,431  Royal Dutch Shell, Class B (a) ...............            106,064
                                                               ----------------
                                                                        501,573
                                                               ----------------
              SINGAPORE - 3.91%
      35,805  Singapore Telecommunications (a) .............            101,818
       9,130  Venture (a) ..................................             88,574
                                                               ----------------
                                                                        190,392
                                                               ----------------
              SPAIN - 3.64%
       4,930  Banco Santander (a) ..........................            107,818
       1,763  Repsol YPF (a) ...............................             69,651
                                                               ----------------
                                                                        177,469
                                                               ----------------
              SWEDEN - 3.13%
       4,721  Securitas, Class B (a) .......................             59,724
      31,113  Telefonaktiebolaget LM Ericsson,
                 Class B (a) ...............................             93,090
                                                               ----------------
                                                                        152,814
                                                               ----------------
              SWITZERLAND - 3.84%
       1,141  Adecco (a) ...................................             68,792
       1,131  Novartis (a) .................................             60,163
         342  Roche Holding (a) ............................             58,415
                                                               ----------------
                                                                        187,370
                                                               ----------------
              UNITED KINGDOM - 25.57%
       1,888  AstraZeneca (a) ..............................             92,975
       4,703  Aviva (a) ....................................             74,098
       7,622  Barclays (a) .................................             96,467
       8,338  BP (a) .......................................            108,478
       6,623  Daily Mail & General Trust (a) ...............             84,631
      18,160  Electrocomponents (a) ........................             94,792
       3,500  GlaxoSmithKline (a) ..........................             89,901
      25,911  Legal & General Group (a) ....................             75,644
       8,254  Lloyds TSB Group (a) .........................             93,762
      19,073  LogicaCMG (a) ................................             64,750
      19,672  Misys (a) ....................................             99,549
      27,615  Premier Farnell (a) ..........................             93,195
      45,325  Vodafone Group (a) ...........................            178,605
                                                               ----------------
                                                                      1,246,847
                                                               ----------------
              UNITED STATES - 18.35%
       2,368  American International Group .................            149,468
       1,820  Bank of America ..............................             87,870
       1,460  Chevron Texaco ...............................            133,605
       1,968  Citigroup ....................................             82,459
       2,139  Dow Chemical .................................             96,340
       7,133  Pfizer .......................................            175,543
       1,826  Wachovia .....................................             83,503
       2,525  Wells Fargo ..................................             85,875
                                                               ----------------
                                                                        894,663
                                                               ----------------
              TOTAL COMMON STOCKS
                 (Cost $4,354,330) .........................          4,597,898
                                                               ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 47

Aston Funds
--------------------------------------------------------------------------------

RESOLUTION GLOBAL EQUITY FUND
                                                                OCTOBER 31, 2007
SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   ----------------

INVESTMENT COMPANY - 4.12%
     201,028  BlackRock Liquidity Funds
                 TempCash Portfolio ........................   $        201,028
                                                               ----------------
              TOTAL INVESTMENT COMPANY
                 (Cost $201,028) ...........................            201,028
                                                               ----------------
TOTAL INVESTMENTS - 98.43%
   (Cost $4,555,358)** .....................................          4,798,926
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - 1.57% ...................             76,673
                                                               ----------------
NET ASSETS - 100.00% .......................................   $      4,875,599
                                                               ================

----------
 *  Non-income producing security.

**  Aggregate cost for Federal income tax purposes is $4,555,358.

    Gross unrealized appreciation ..........................   $        306,648
    Gross unrealized depreciation ..........................            (63,080)
                                                               ----------------
    Net unrealized appreciation ............................   $        243,568
                                                               ================

(a) Securities with a total aggregate market value of $3,703,235 or 75.96% of net assets were valued under fair value procedures established by the Fund's Board of Trustees.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 48

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO GLOBAL REAL ESTATE FUND                                OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

RETAIL                                                                      31%
REAL ESTATE MANAGEMENT & DEVELOPMENT                                        31%
DIVERSIFIED                                                                 14%
OFFICE PROPERTIES                                                           11%
RESIDENTIAL                                                                  7%
INDUSTRIAL                                                                   3%
STORAGE                                                                      1%
HEALTHCARE                                                                   1%
NET LEASE                                                                    1%

% OF TOTAL NET ASSETS

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   ----------------

COMMON STOCKS - 99.60%
              AUSTRALIA - 12.00%
     110,778  CFS Retail Property Trust (a) ................   $        253,035
      87,232  Challenger Diversified
                 Property Group (a) ........................             86,376
     119,424  DB RREEF Trust (a) ...........................            233,942
      73,900  GPT Group (a) ................................            319,736
      52,344  Stockland (a) ................................            439,710
      61,752  Westfield Group (a) ..........................          1,262,638
                                                               ----------------
                                                                      2,595,437
                                                               ----------------
              AUSTRIA - 0.69%
       2,800  CA Immobilien Anlagen *(a) ...................             75,618
       3,862  Conwert Immobilien Invest *(a) ...............             73,320
                                                               ----------------
                                                                        148,938
                                                               ----------------
              CANADA - 3.25%
       4,700  Boardwalk Real Estate
                 Investment Trust (a) ......................            217,176
       9,300  H&R Real Estate Investment
                 Trust (a) .................................            222,495
      10,700  RioCan Real Estate Investment
                 Trust (a) .................................            263,238
                                                               ----------------
                                                                        702,909
                                                               ----------------
              FINLAND - 0.94%
       6,500  Sponda (a) ...................................             89,456
      12,000  Technopolis (a) ..............................            114,948
                                                               ----------------
                                                                        204,404
                                                               ----------------
              FRANCE - 5.11%
       2,600  Icade (a) ....................................            192,628
       1,400  Klepierre (a) ................................             76,183
         600  Societe de la Tour Eiffel (a) ................            100,690
       2,950  Unibail-Rodamco (a) ..........................            736,734
                                                               ----------------
                                                                      1,106,235
                                                               ----------------

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

              GERMANY - 1.30%
      2,500   Deutsche Wohnen (a) ..........................   $        111,075
      5,000   DIC Asset (a) ................................            169,980
                                                               ----------------
                                                                        281,055
                                                               ----------------
              HONG KONG - 8.79%
     70,000   Hang Lung Properties (a) .....................            336,776
     48,000   Henderson Land
                 Development (a) ...........................            430,295
     25,000   Kerry Properties (a) .........................            217,456
     48,000   Sun Hung Kai Properties (a) ..................            917,326
                                                               ----------------
                                                                      1,901,853
                                                               ----------------
              ITALY - 0.53%
     90,000   Beni Stabili (a) .............................            114,285
                                                               ----------------
              JAPAN - 16.12%
         15   Japan Real Estate
                 Investment (a) ............................            186,556
         40   Kenedix Realty Investment (a) ................            278,526
     47,000   Mitsubishi Estate (a) ........................          1,408,979
     35,000   Mitsui Fudosan (a) ...........................            968,239
         16   Nippon Residential
              Investment (a) ...............................             80,915
     16,000   Sumitomo Realty
                 & Development (a) .........................            564,722
                                                               ----------------
                                                                      3,487,937
                                                               ----------------
              NETHERLANDS - 1.44%
      1,000   Corio (a) ....................................             87,810
      4,000   Eurocastle Investment (a) ....................            127,371
      2,700   Vastned Offices/ Industrial (a) ..............             95,818
                                                               ----------------
                                                                        310,999
                                                               ----------------
              SINGAPORE - 4.33%
     71,000   Ascendas Real Estate
                 Investment Trust (a) ......................            128,046
     70,000   CapitaCommercial Trust (a) ...................            131,076
     54,000   Capitaland (a) ...............................            304,044
     61,000   CapitaMall Trust (a) .........................            155,699
    122,000   Mapletree Logistics Trust (a) ................            101,639
     92,000   Suntec Real Estate
                 Investment Trust (a) ......................            115,961
                                                               ----------------
                                                                        936,465
                                                               ----------------
              SWEDEN - 1.56%
     16,000   Fabege (a) ...................................            191,111
      7,000   Kungsleden (a) ...............................            100,233
      2,400   Wihlborgs Fastigheter (a) ....................             46,414
                                                               ----------------
                                                                        337,758
                                                               ----------------
              UNITED KINGDOM - 10.77%
      9,000   Big Yellow Group (a) .........................             85,876
     25,500   British Land (a) .............................            576,894
      5,500   Derwent London (a) ...........................            190,951
     13,000   Great Portland Estates (a) ...................            155,022
     12,500   Hammerson (a) ................................            289,804
     21,200   Land Securities  Group (a) ...................            726,865
     18,500   Safestore Holdings (a) .......................             67,988
      9,000   Shaftesbury (a) ..............................            105,666
     18,500   Workspace Group (a) ..........................            130,732
                                                               ----------------
                                                                      2,329,798
                                                               ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 49

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO GLOBAL REAL ESTATE FUND                                OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   ----------------

              UNITED STATES - 32.77%
       4,050  AvalonBay Communities ........................   $        496,733
       2,500  Boston Properties ............................            270,850
       2,800  BRE Properties ...............................            153,440
      12,600  Brookfield Properties ........................            314,622
       8,200  Developers Diversified Realty ................            413,280
       5,100  DiamondRock Hospitality ......................             97,716
       2,600  Equity Residential ...........................            108,628
       2,050  Essex Property Trust .........................            253,032
       3,050  Federal Realty Investment Trust ..............            269,071
       7,800  General Growth Properties ....................            424,008
       5,300  Kilroy Realty ................................            344,712
       4,300  Kimco Realty .................................            178,536
       8,300  Kite Realty Group Trust ......................            150,396
       6,500  National Retail Properties ...................            164,775
       6,550  ProLogis .....................................            469,897
       3,550  PS Business Parks ............................            206,965
       2,000  Public Storage ...............................            161,940
       8,400  Simon Property Group .........................            874,524
       3,950  SL Green Realty ..............................            476,607
       6,000  Taubman Centers ..............................            353,220
       6,700  UDR ..........................................            159,058
       5,200  Ventas .......................................            223,028
       4,700  Vornado Realty Trust .........................            525,084
                                                               ----------------
                                                                      7,090,122
                                                               ----------------
              TOTAL COMMON STOCKS
                 (Cost $19,581,999) ........................         21,548,195
                                                               ----------------
INVESTMENT COMPANIES - 2.04%
     422,668  BlackRock Liquidity Funds ....................            422,668
                 TempCash Portfolio
      18,502  BlackRock Liquidity Funds
                 TempFund Portfolio ........................             18,502
                                                               ----------------
              TOTAL INVESTMENT COMPANIES
                 (Cost $441,170) ...........................            441,170
                                                               ----------------
TOTAL INVESTMENTS - 101.64%
   (Cost $20,023,169)** ....................................         21,989,365
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - (1.64)% .................           (354,760)
                                                               ----------------
NET ASSETS - 100.00% .......................................   $     21,634,605
                                                               ================

----------
 *  Non-income producing security.

**  Aggregate cost for Federal income tax purposes is $20,229,897.

    Gross unrealized appreciation ..........................   $      1,916,468
    Gross unrealized depreciation ..........................           (157,000)
                                                               ----------------
    Net unrealized appreciation ............................   $      1,759,468
                                                               ================

(a) Securities with a total aggregate market value of $14,458,073 or 66.83% of the net assets, were valued under the fair value procedures established by the Funds' Board of Trustees.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 50

Aston Funds
--------------------------------------------------------------------------------

NEPTUNE INTERNATIONAL FUND                                      OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

ENERGY                                                                      20%
FINANCE                                                                     16%
BASIC MATERIALS                                                             12%
FOOD AND BEVERAGES                                                          11%
COMMUNICATIONS                                                               9%
INDUSTRIAL                                                                   9%
CASH AND OTHER NET ASSETS                                                    8%
CONSUMER NON-CYCLICALS                                                       6%
CONSUMER CYCLICALS                                                           4%
OTHER COMMON STOCKS                                                          5%

% OF TOTAL NET ASSETS

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   ----------------

COMMON STOCKS - 91.84%
              AUSTRALIA - 1.83%
      7,250   Foster's Group (a) ...........................   $         43,288
                                                               ----------------
              CHINA - 25.72%
     15,400   China Life Insurance (a) .....................            102,795
      5,150   China Mobile (a) .............................            106,468
     23,200   China Oilfield Services (a) ..................             56,814
     26,000   CNOOC (a) ....................................             56,189
     16,000   Mandarin Oriental International ..............             39,840
     50,000   PetroChina (a) ...............................            129,096
      4,800   Ping An Insurance (a) ........................             67,190
     16,000   Shangri-La Asia (a) ..........................             51,063
                                                               ----------------
                                                                        609,455
                                                               ----------------
              FINLAND - 2.53%
      4,700   M-real, B Shares (a) .........................             26,191
      1,500   UPM-Kymmene (a) ..............................             33,695
                                                               ----------------
                                                                         59,886
                                                               ----------------
              FRANCE - 0.91%
        850   Safran (a) ...................................             21,636
                                                               ----------------
              GERMANY - 1.03%
        600   Heidelberger Druckmaschinen ..................             24,506
                                                               ----------------
              ITALY - 1.00%
        650   Eni ..........................................             23,733
                                                               ----------------
              JAPAN - 4.55%
      1,800   Komatsu (a) ..................................             60,348
         70   ORIX (a) .....................................             14,359
      4,300   Toray Industries (a) .........................             33,195
                                                               ----------------
                                                                        107,902
                                                               ----------------
              NETHERLANDS - 1.64%
      2,000   Reed Elsevier (a) ............................             38,871
                                                               ----------------

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   ----------------

              NORWAY - 2.88%
       1,750  Yara International (a) .......................   $         68,208
                                                               ----------------
              RUSSIA - 26.69%
         130  Aeroflot - Russian International
                 Airlines, GDR .............................             45,045
       1,750  Gazprom, SP ADR * ............................             87,150
         675  LUKOIL, SP ADR ...............................             61,999
         350  Mining and Metallurgical
                 Company Norilsk Nickel, ADR ...............            110,250
         200  Mobile TeleSystems, SP ADR ...................             16,600
       1,000  Polyus Gold, SP ADR ..........................             45,250
       5,500  Rosneft Oil, GDR .............................             48,785
         200  Sberbank, GDR ................................             99,237
         170  Surgutneftegaz, SP ADR .......................             11,067
       1,350  Vimpel-Communications, SP ADR ................             44,644
         400  Wimm-Bill-Dann Foods, ADR ....................             47,900
         400  X 5 Retail Group, GDR * ......................             14,400
                                                               ----------------
                                                                        632,327
                                                               ----------------
              UNITED KINGDOM - 23.06%
       1,600  AMEC (a) .....................................             27,880
       1,000  AstraZeneca (a) ..............................             49,245
       3,000  Diageo (a) ...................................             68,831
       1,500  GlaxoSmithKline (a) ..........................             38,529
       4,600  ICAP (a) .....................................             56,168
       1,400  Imperial Tobacco Group (a) ...................             71,063
       4,050  Rolls-Royce Group (a) ........................             45,436
     163,620  Rolls-Royce Group, B Shares * ................                340
       7,800  Tesco (a) ....................................             79,347
       3,800  Tullett Prebon PLC (a) .......................             35,083
       2,200  Unilever (a) .................................             74,601
                                                               ----------------
                                                                        546,523
                                                               ----------------
              TOTAL COMMON STOCKS
                 (Cost $1,765,572) .........................          2,176,335
                                                               ----------------
INVESTMENT COMPANY - 2.18%
     51,527   BlackRock Liquidity Funds
                 TempCash Portfolio ........................             51,527
                                                               ----------------
              TOTAL INVESTMENT COMPANY
                 (Cost $51,527) ............................             51,527
                                                               ----------------
TOTAL INVESTMENTS - 94.02%
   (Cost $1,817,099)** .....................................          2,227,862
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - 5.98% ...................            141,803
                                                               ----------------
NET ASSETS - 100.00% .......................................   $      2,369,665
                                                               ================

----------
 *  Non-income producing security.

**  Aggregate cost for Federal income tax purposes is $1,817,099.

    Gross unrealized appreciation ..........................   $        422,572
    Gross unrealized depreciation ..........................            (11,809)
                                                               ----------------
    Net unrealized appreciation ............................   $        410,763
                                                               ================

   (a) Securities with a total aggregate market value of $1,455,589 or 61.43% of the net assets, were valued under the fair value procedures established by the Funds' Board of Trustees.

   ADR   American Depositary Receipt
   GDR   Global Depositary Receipt
SP ADR   Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 51

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO REAL ESTATE FUND                                       OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

OFFICE PROPERTIES                                                            17%
RESIDENTIAL                                                                  14%
RETAIL                                                                       35%
DIVERSIFIED                                                                  10%
INDUSTRIAL                                                                    5%
HOTELS                                                                        5%
FOREIGN COMMON STOCKS                                                         5%
STORAGE                                                                       3%
OTHER COMMON STOCKS                                                           5%
CASH AND OTHER NET ASSETS                                                     1%

% OF TOTAL NET ASSETS

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

COMMON STOCKS - 94.65%
              DIVERSIFIED - 10.29%
      44,100  PS Business Parks .............................  $      2,571,030
      60,500  Vornado Realty Trust ..........................         6,759,060
                                                               ----------------
                                                                      9,330,090
                                                               ----------------
              HEALTHCARE - 3.41%
      72,150  Ventas ........................................         3,094,514
                                                               ----------------
              HOTELS - 4.68%
      86,000  DiamondRock Hospitality .......................         1,647,760
     117,300  Host Hotels & Resorts .........................         2,599,368
                                                               ----------------
                                                                      4,247,128
                                                               ----------------
              INDUSTRIAL - 4.90%
      61,900  ProLogis Trust ................................         4,440,706
                                                               ----------------
              NET LEASE - 2.11%
      75,400  National Retail Properties ....................         1,911,390
                                                               ----------------
              OFFICE PROPERTIES - 16.87%
      34,300  Boston Properties .............................         3,716,062
      88,150  Brookfield Properties .........................         2,201,105
      61,400  Kilroy Realty .................................         3,993,456
      44,600  SL Green Realty ...............................         5,381,436
                                                               ----------------
                                                                     15,292,059
                                                               ----------------
              RESIDENTIAL - 13.71%
      47,924  AvalonBay Communities .........................         5,877,879
      32,500  BRE Properties ................................         1,781,000
      20,800  Equity Residential
                 Properties Trust ...........................           869,024
      23,900  Essex Property Trust ..........................         2,949,977
      40,000  UDR ...........................................           949,600
                                                               ----------------
                                                                     12,427,480
                                                               ----------------

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

              RETAIL - 35.24%
      84,200  Developers Diversified Realty .................  $      4,243,680
      36,100  Federal Realty Investment Trust ...............         3,184,742
      99,592  General Growth Properties .....................         5,413,821
      55,000  Kimco Realty ..................................         2,283,600
     105,400  Kite Realty Group Trust .......................         1,909,848
     104,400  Simon Property Group ..........................        10,869,084
      68,800  Taubman Centers ...............................         4,050,256
                                                               ----------------
                                                                     31,955,031
                                                               ----------------
              STORAGE - 3.44%
      38,500  Public Storage ................................         3,117,345
                                                               ----------------
              TOTAL COMMON STOCKS
                 (Cost $82,916,984) .........................        85,815,743
                                                               ----------------
FOREIGN COMMON STOCKS - 4.59%

              CANADA - 4.59%
      36,300  Boardwalk Real Estate
                 Investment Trust ...........................         1,677,335
      42,100  H&R Real Estate
                 Investment Trust ...........................         1,007,209
      60,300  RioCan Real Estate
                 Investment Trust ...........................         1,483,483
                                                               ----------------
              TOTAL FOREIGN COMMON STOCKS
                 (Cost $3,436,877) ..........................         4,168,027
                                                               ----------------
INVESTMENT COMPANY - 0.88%
     797,771  BlackRock Liquidity Funds
                 TempCash Portfolio .........................           797,771
                                                               ----------------
              TOTAL INVESTMENT COMPANY
                 (Cost $797,771) ............................           797,771
                                                               ----------------
TOTAL INVESTMENTS - 100.12%
   (Cost $87,151,632)* ......................................        90,781,541
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - (0.12)% ..................          (113,168)
                                                               ----------------
NET ASSETS - 100.00% ........................................  $     90,668,373
                                                               ================

----------
*     Aggregate cost for Federal income tax purposes is $87,047,609.

      Gross unrealized appreciation. ........................  $      6,889,075
      Gross unrealized depreciation. ........................        (3,155,143)
                                                               ----------------
      Net unrealized appreciation ...........................  $      3,733,932
                                                               ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 52

Aston Funds
--------------------------------------------------------------------------------

VEREDUS SCITECH FUND                                            OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

COMPUTER SOFTWARE                                                            20%
OTHER COMMOM STOCKS                                                          14%
PHARMACEUTICALS                                                              13%
TELECOMMUNICATIONS EQUIPMENT                                                 12%
MEDICAL PRODUCTS AND SUPPLIES                                                12%
AEROSPACE/ DEFENSE                                                            9%
INFORMATION TECHNOLOGY - ELECTRONIC EQUIPMENT & INSTRUMENTS                   6%
COMPUTERS                                                                     6%
SEMICONDUCTORS                                                                5%
CASH AND OTHER NET ASSETS                                                     3%

% OF TOTAL NET ASSETS

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

COMMON STOCKS - 96.76%
              AEROSPACE/DEFENSE - 8.60%
         700  General Dynamics ..............................  $         63,672
       2,600  Spirit AeroSystems Holdings,
                 Class A * ..................................            90,272
       5,300  Taser International * .........................            88,245
                                                               ----------------
                                                                        242,189
                                                               ----------------
              BIOTECHNOLOGY - 2.46%
       1,500  Gilead Sciences * .............................            69,285
                                                               ----------------
              COMPUTER SOFTWARE - 20.45%
       2,300  Adobe Systems * ...............................           110,170
       3,500  Akamai Technologies * .........................           137,165
       3,200  ANSYS * .......................................           124,192
       7,275  Aspen Technology * ............................           126,876
         625  Blackboard * ..................................            31,187
       1,350  Omniture * ....................................            46,116
                                                               ----------------
                                                                        575,706
                                                               ----------------
              COMPUTERS - 5.59%
       3,500  Dell * ........................................           107,100
       1,930  Stratasys * ...................................            50,238
                                                               ----------------
                                                                        157,338
                                                               ----------------
              CONSUMER DISCRETIONARY/AUTOMOBILE
              & COMPONENTS - 1.48%
       2,125  Amerigon * ....................................            41,735
                                                               ----------------
              CONSUMER DISCRETIONARY/INTERNET RETAIL - 3.17%
       2,675  Shutterfly * ..................................            89,265
                                                               ----------------
              ELECTRICAL EQUIPMENT - 0.41%
         200  JA Solar Holdings, ADR * ......................            11,520
                                                               ----------------
              INFORMATION TECHNOLOGY - ELECTRONIC EQUIPMENT &
              INSTRUMENTS - 5.89%
       1,500  Amphenol, Class A .............................            66,405
       2,400  Dolby Laboratories, Class A * .................            99,504
                                                               ----------------
                                                                        165,909
                                                               ----------------

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

              INFORMATION TECHNOLOGY SERVICES - 2.81%
       1,600  VeriFone Holdings * ...........................  $         79,088
                                                               ----------------
              INFORMATION TECHNOLOGY,
              SOFTWARE & SERVICES - 3.34%
       1,025  Concur Technologies * .........................            36,941
       2,275  FalconStor Software * .........................            31,918
         900  Taleo, Class A * ..............................            25,155
                                                               ----------------
                                                                         94,014
                                                               ----------------
              MEDICAL PRODUCTS AND SUPPLIES - 12.09%
       1,500  Hologic * .....................................           101,895
       2,550  Illumina * ....................................           143,182
         850  Inverness Medical Innovations * ...............            51,077
       1,675  Wright Medical Group * ........................            44,388
                                                               ----------------
                                                                        340,542
                                                               ----------------
              PHARMACEUTICALS - 13.15%
       3,200  Bristol-Myers Squibb ..........................            95,968
       1,800  Eli Lilly .....................................            97,470
       1,725  Merck .........................................           100,498
       2,500  Schering-Plough ...............................            76,300
                                                               ----------------
                                                                        370,236
                                                               ----------------
              SEMICONDUCTORS - 4.95%
       1,250  AuthenTec * ...................................            20,137
       2,375  Hittite Microwave * ...........................           119,344
                                                               ----------------
                                                                        139,481
                                                               ----------------
              TELECOMMUNICATIONS EQUIPMENT - 12.37%
       1,575  Ciena * .......................................            75,380
       3,475  Cisco Systems * ...............................           114,883
       1,600  Harris ........................................            96,896
       1,550  NICE Systems, SP ADR * ........................            61,117
                                                               ----------------
                                                                        348,276
                                                               ----------------
              TOTAL COMMON STOCKS
                 (Cost $2,274,544) ..........................         2,724,584
                                                               ----------------
INVESTMENT COMPANY - 0.88%
      24,822  BlackRock Liquidity Funds
                 TempCash Portfolio .........................            24,822
                                                               ----------------
              TOTAL INVESTMENT COMPANY
                 (Cost $24,822) .............................            24,822
                                                               ----------------
TOTAL INVESTMENTS - 97.64%
   (Cost $2,299,366)** ......................................         2,749,406
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - 2.36% ....................            66,470
                                                               ----------------
NET ASSETS - 100.00% ........................................  $      2,815,876
                                                               ================

----------
 *    Non-income producing security.

**    Aggregate cost for Federal income tax purposes is $2,310,799.

      Gross unrealized appreciation. ........................  $        459,211
      Gross unrealized depreciation. ........................           (20,604)
                                                               ----------------
      Net unrealized appreciation ...........................  $        438,607
                                                               ================

     ADR   American Depositary Receipt
  SP ADR   Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 53

Aston Funds
--------------------------------------------------------------------------------

MONTAG & CALDWELL BALANCED FUND                                 OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

COMMON STOCKS                                                                64%
U.S GOVERNMENT AND AGENCY OBLIGATIONS                                        19%
CORPORATE NOTES AND BONDS                                                    11%
CASH AND OTHER NET ASSETS                                                     6%

% OF TOTAL NET ASSETS

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

COMMON STOCKS - 63.76%
              BIOTECHNOLOGY - 1.14%
       4,400  Gilead Sciences * .............................  $        203,236
                                                               ----------------
              CAPITAL GOODS - 2.49%
       8,500  Emerson Electric ..............................           444,295
                                                               ----------------
              COMMERCIAL SERVICES - 1.12%
       4,800  Paychex .......................................           200,544
                                                               ----------------
              COMMUNICATIONS - 4.72%
       9,900  Cisco Systems * ...............................           327,294
         730  Google, Class A * .............................           516,110
                                                               ----------------
                                                                        843,404
                                                               ----------------
              CONSUMER STAPLES - 3.95%
       2,450  Colgate-Palmolive .............................           186,861
       7,465  Procter & Gamble ..............................           518,967
                                                               ----------------
                                                                        705,828
                                                               ----------------
              ELECTRICAL - 2.88%
      12,500  General Electric ..............................           514,500
                                                               ----------------
              FINANCE - 1.77%
       5,200  American Express ..............................           316,940
                                                               ----------------
              FOOD AND BEVERAGES - 5.38%
       8,200  Coca-Cola .....................................           506,432
       6,170  PepsiCo .......................................           454,852
                                                               ----------------
                                                                        961,284
                                                               ----------------
              MEDICAL PRODUCTS AND SUPPLIES - 4.42%
       5,800  Allergan ......................................           391,964
       5,600  Stryker .......................................           397,600
                                                               ----------------
                                                                        789,564
                                                               ----------------

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

              OIL AND GAS EXTRACTION - 9.63%
       4,400  Baker Hughes ..................................  $        381,568
       2,300  Devon Energy ..................................           214,820
       3,400  Exxon Mobil ...................................           312,766
       9,300  Halliburton ...................................           366,606
       4,600  Schlumberger ..................................           444,222
                                                               ----------------
                                                                      1,719,982
                                                               ----------------
              PHARMACEUTICALS - 6.41%
       6,400  Abbott Laboratories ...........................           349,568
       8,300  Merck .........................................           483,558
      10,200  Schering-Plough ...............................           311,304
                                                               ----------------
                                                                      1,144,430
                                                               ----------------
              RESTAURANTS - 2.21%
       6,600  McDonald's ....................................           394,020
                                                               ----------------
              RETAIL - 5.42%
       4,500  Costco Wholesale ..............................           302,670
       9,100  CVS Caremark ..................................           380,107
       4,300  NIKE, Class B .................................           284,918
                                                               ----------------
                                                                        967,695
                                                               ----------------
              TECHNOLOGY - 9.83%
       1,900  Apple * .......................................           360,905
       3,900  Electronic Arts * .............................           238,368
       8,200  Hewlett-Packard ...............................           423,776
      12,900  Intel .........................................           347,010
       3,100  Research In Motion * ..........................           385,981
                                                               ----------------
                                                                      1,756,040
                                                               ----------------
              TELECOMMUNICATIONS EQUIPMENT - 2.39%
      10,000  QUALCOMM ......................................           427,300
                                                               ----------------
              TOTAL COMMON STOCKS
                 (Cost $8,418,144) ..........................        11,389,062
                                                               ----------------
  PAR VALUE
------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 19.16%
              FEDERAL HOME LOAN MORTGAGE - 3.38%
$    225,000  2.750%, 03/15/08, MTN .........................           223,435
     275,000  5.125%, 10/15/08 ..............................           276,968
     100,000  6.625%, 09/15/09 ..............................           104,110
                                                               ----------------
                                                                        604,513
                                                               ----------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.70%
     275,000  6.000%, 05/15/11 ..............................           288,970
     375,000  4.375%, 09/15/12 ..............................           371,173
                                                               ----------------
                                                                        660,143
                                                               ----------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.00%
          77  9.000%, 09/15/08,
                 Pool # 27056 ...............................                78
                                                               ----------------
              U.S. TREASURY BOND - 3.43%
     175,000  6.875%, 08/15/25 ..............................           218,108
     150,000  6.125%, 08/15/29 ..............................           177,023
     200,000  5.375%, 02/15/31 ..............................           216,750
                                                               ----------------
                                                                        611,881
                                                               ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 54

Aston Funds
--------------------------------------------------------------------------------

MONTAG & CALDWELL BALANCED FUND                                 OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
 PAR VALUE                                                           VALUE
------------                                                   -----------------

              U.S. TREASURY NOTE - 8.65%
$    350,000  3.125%, 04/15/09 ..............................  $        346,090
     375,000  4.250%, 08/15/13 ..............................           376,172
     350,000  4.000%, 02/15/15 ..............................           342,836
     225,000  4.500%, 02/15/16 ..............................           226,776
     250,000  4.625%, 02/15/17 ..............................           253,321
                                                               ----------------
                                                                      1,545,195
                                                               ----------------
              TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (Cost $3,369,960) ..........................         3,421,810
                                                               ----------------
CORPORATE NOTES AND BONDS - 11.07%

              COMMUNICATIONS - 1.63%
     275,000  BellSouth Capital Funding
                 7.750%, 02/15/10 ...........................           291,765
                                                               ----------------
              FINANCE - 5.16%
     250,000  Citigroup
                 5.125%, 05/05/14 ...........................           245,444
     275,000  General Electric Capital,
                 MTN, Series A
                 5.875%, 02/15/12 ...........................           283,443
     200,000  Goldman Sachs Group
                 5.150%, 01/15/14 ...........................           195,508
     200,000  Wells Fargo
                 4.200%, 01/15/10 ...........................           197,057
                                                               ----------------
                                                                        921,452
                                                               ----------------
              OIL AND GAS EXTRACTION - 1.03%
     175,000  Conoco Funding
                 6.350%, 10/15/11 ...........................           183,861
                                                               ----------------
              PHARMACEUTICALS - 1.59%
     300,000  Abbott Laboratories
                 4.350%, 03/15/14 ...........................           284,419
                                                               ----------------
              RETAIL - 1.66%
     300,000  Wal-Mart Stores
                 4.125%, 07/01/10 ...........................           295,493
                                                               ----------------
              TOTAL CORPORATE NOTES AND BONDS
                 (Cost $2,005,510) ..........................         1,976,990
                                                               ----------------
   SHARES
------------

INVESTMENT COMPANIES - 5.77%
     887,376  BlackRock Liquidity Funds
                 TempCash Portfolio .........................           887,376
     142,652  BlackRock Liquidity Funds
                 TempFund Portfolio .........................           142,652
                                                               ----------------
              TOTAL INVESTMENT COMPANIES
                 (Cost $1,030,028) ..........................         1,030,028
                                                               ----------------
TOTAL INVESTMENTS - 99.76%
  (Cost $14,823,642)** ......................................        17,817,890
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - 0.24%                                 43,053
                                                               ----------------
NET ASSETS - 100.00% ........................................  $     17,860,943
                                                               ================

----------
*     Non-income producing security.

**    Aggregate cost for Federal income tax purposes is $15,183,315.

      Gross unrealized appreciation. ........................  $      2,680,209
      Gross unrealized depreciation. ........................           (45,634)
                                                               ----------------
      Net unrealized appreciation ...........................  $      2,634,575
                                                               ================

   MTN   Meduim Term Note

PORTFOLIO COMPOSITION
Common Stocks ...............................................               64%
Investment Companies ........................................                6%
U.S. Government Obligations .................................               12%
U.S. Government Agency Obligations ..........................                7%
Corporate Notes and Bonds (Moody's Ratings - unaudited)
   Aaa ......................................................                2%
   Aa .......................................................                5%
   A ........................................................                4%
                                                                           ---
                                                                           100%
                                                                           ===
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 55

Aston Funds
--------------------------------------------------------------------------------

BALANCED FUND                                                   OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

COMMON STOCK                                                                 65%
CORPORATE NOTES AND BONDS                                                    16%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS                                       15%
CASH AND OTHER NET ASSETS                                                     2%
FOREIGN GOVERNMENT BOND & ASSET-BACKED SECURITIES                             2%

% OF TOTAL NET ASSETS

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

COMMON STOCKS - 65.14%
              ADVERTISING - 1.26%
       8,885  Omnicom Group .................................  $        452,957
                                                               ----------------
              AEROSPACE/DEFENSE - 2.20%
       8,025  Boeing ........................................           791,185
                                                               ----------------
              BIOTECHNOLOGY - 2.37%
      18,460  Gilead Sciences * .............................           852,667
                                                               ----------------
              CAPITAL GOODS - 5.12%
      14,390  Illinois Tool Works ...........................           823,971
       6,335  Rockwell Automation ...........................           436,355
      15,885  Waste Management ..............................           578,055
                                                               ----------------
                                                                      1,838,381
                                                               ----------------
              CHEMICALS - 1.87%
       7,850  Praxair .......................................           671,018
                                                               ----------------
              COMMERCIAL SERVICES - 1.57%
      11,925  Ecolab ........................................           562,502
                                                               ----------------
              COMMUNICATIONS - 4.26%
      17,490  Cisco Systems * ...............................           578,219
       1,348  Google, Class A * .............................           953,036
                                                               ----------------
                                                                      1,531,255
                                                               ----------------
              CONSUMER CYCLICALS - 2.00%
      16,410  Johnson Controls ..............................           717,445
                                                               ----------------
              CONSUMER STAPLES - 2.54%
      13,145  Procter & Gamble ..............................           913,840
                                                               ----------------
              ELECTRICAL - 1.94%
      16,975  General Electric ..............................           698,691
                                                               ----------------
              ENTERTAINMENT AND LEISURE - 1.50%
      11,270  Carnival ......................................           540,735
                                                               ----------------

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

              FINANCE - 8.00%
      14,930  CIT Group .....................................  $        526,133
       9,175  Merrill Lynch .................................           605,734
      12,040  State Street ..................................           960,431
       7,075  T. Rowe Price Group ...........................           454,498
       7,140  Wachovia ......................................           326,512
                                                               ----------------
                                                                      2,873,308
                                                               ----------------
              HEALTHCARE SERVICES - 1.09%
       6,220  Express Scripts * .............................           392,482
                                                               ----------------
              MEDICAL PRODUCTS AND SUPPLIES - 3.99%
       3,985  Alcon .........................................           606,557
       8,110  Medtronic .....................................           384,739
      10,640  ResMed * ......................................           440,815
                                                               ----------------
                                                                      1,432,111
                                                               ----------------
              OIL AND GAS EXTRACTION - 3.91%
       6,505  Baker Hughes ..................................           564,114
       5,645  Exxon Mobil ...................................           519,284
       3,320  Schlumberger ..................................           320,612
                                                               ----------------
                                                                      1,404,010
                                                               ----------------
              RETAIL - 7.34%
       6,155  Coach * .......................................           225,027
      12,325  Kohl's * ......................................           677,505
      19,450  Starbucks * ...................................           518,926
      18,550  TJX ...........................................           536,652
      17,090  Walgreen ......................................           677,618
                                                               ----------------
                                                                      2,635,728
                                                               ----------------
              TECHNOLOGY - 14.18%
      18,242  Dell * ........................................           558,205
      12,865  Electronic Arts * .............................           786,309
      30,040  EMC * .........................................           762,716
      34,165  Intel .........................................           919,038
       9,765  Linear Technology .............................           322,440
      24,950  Microsoft .....................................           918,410
      25,350  Texas Instruments .............................           826,410
                                                               ----------------
                                                                      5,093,528
                                                               ----------------
              TOTAL COMMON STOCKS
                 (Cost $19,517,716) .........................        23,401,843
                                                               ----------------
 PAR VALUE
------------

CORPORATE NOTES AND BONDS - 15.69%
              COMMUNICATIONS - 2.36%
$    200,000  AT&T
                 6.000%, 03/15/09 (a) .......................           202,717
      50,000  British Sky Broadcasting
                 6.875%, 02/23/09 ...........................            51,129
      50,000  INTELSAT
                 Unsecured Notes
                 6.375%, 01/15/08 ...........................            50,125
     250,000  McGraw-Hill
                 Senior Unsubordinated Notes
                 6.550%, 11/15/37 ...........................           247,576
     200,000  Motorola
                 Senior Unsecured Notes
                 6.625%, 11/15/37 ...........................           196,719
     100,000  Viacom
                 Senior Unsecured Notes
                 6.125%, 10/05/17 ...........................           100,222
                                                               ----------------
                                                                        848,488
                                                               ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 56

Aston Funds
--------------------------------------------------------------------------------

BALANCED FUND                                                   OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
 PAR VALUE                                                           VALUE
------------                                                   -----------------

              CONSUMER CYCLICALS - 0.13%
$     50,000  D.R. Horton
                 Senior Notes
                 6.875%, 05/01/13 ...........................  $         47,117
                                                               ----------------
              FINANCE - 6.73%
     200,000  Bank of America
                 Senior Unsecured Notes
                 6.225%, 09/11/12 (b) .......................           200,855
     250,000  Bear Stearns, MTN
                 5.890%, 11/21/16 (b) .......................           234,782
     100,000  CIT Group
                 Senior Notes
                 5.650%, 11/03/10 (b) .......................            96,131
     500,000  Citigroup, Subordinated Notes
                 6.055%, 08/25/36 (b) .......................           472,747
     300,000  Goldman Sachs Capital I
                 6.345%, 02/15/34 ...........................           280,748
     125,000  JPMorgan Chase,
                 Subordinated Notes
                 6.125%, 06/27/17 ...........................           128,129
     250,000  Lehman Brothers Holdings
                 Subordinated Notes
                 6.875%, 07/17/37 ...........................           248,490
     315,000  NB Capital Trust II
                 7.830%, 12/15/26 ...........................           327,687
     250,000  SLM, MTN
                 5.625%, 08/01/33 ...........................           196,086
     250,000  Washington Mutual Bank,
                 Subordinated Notes
                 5.930%, 05/20/13 (b) .......................           232,250
                                                               ----------------
                                                                      2,417,905
                                                               ----------------
              FOOD AND BEVERAGES - 1.49%
      50,000  Constellation Brands, Series B
                 8.000%, 02/15/08 ...........................            50,250
     250,000  Kraft Foods
                 Senior Unsecured Notes
                 6.500%, 08/11/17 ...........................           262,788
     215,000  Kroger
                 6.200%, 06/15/12 ...........................           222,144
                                                               ----------------
                                                                        535,182
                                                               ----------------
              INDUSTRIAL - 0.28%
     100,000  Tyco Electronics Group
                 6.550%, 10/01/17 (c) .......................           102,228
                                                               ----------------
              OIL AND GAS EXTRACTION - 1.04%
      50,000  Hess
                 7.875%, 10/01/29 ...........................            58,851
      50,000  Western Oil Sands, Secured
                 8.375%, 05/01/12 ...........................            55,813
     250,000  Williams Partners
                 7.250%, 02/01/17 ...........................           259,062
                                                               ----------------
                                                                        373,726
                                                               ----------------
              PHARMACEUTICALS - 0.70%
     250,000  Hospira, Senior Notes
                 6.050%, 03/30/17 ...........................           250,071
                                                               ----------------
              RESTAURANTS - 0.54%
     190,000  Yum! Brands, Senior Notes
                 7.650%, 05/15/08 ...........................           192,516
                                                               ----------------

                                                                     MARKET
 PAR VALUE                                                           VALUE
------------                                                   -----------------

              RETAIL - 1.21%
$    100,000  Lowe's
                 Senior Unsecured Notes
                 6.650%, 09/15/37 ...........................  $        103,095
     250,000  Macys Retail Holdings
                 6.375%, 03/15/37 ...........................           227,593
     100,000  Wal-Mart Stores
                 Senior Unsecured Notes
                 6.500%, 08/15/37 ...........................           105,524
                                                               ----------------
                                                                        436,212
                                                               ----------------
              UTILITIES - 1.21%
     200,000  CenterPoint Energy
                 Senior Notes, Series B
                 7.250%, 09/01/10 ...........................           210,431
     175,000  CILCORP
                 Senior Unsecured Notes
                 8.700%, 10/15/09 ...........................           183,857
      50,000  TXU,
                 Senior Unsecured Notes, Series P
                 5.550%, 11/15/14 ...........................            39,250
                                                               ----------------
                                                                        433,538
                                                               ----------------
              TOTAL CORPORATE NOTES AND BONDS
                 (Cost $5,733,025) ..........................         5,636,983
                                                               ----------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.23%
              FEDERAL HOME LOAN MORTGAGE - 8.34%
     400,000  6.000%, 06/05/17, MTN .........................           402,434
     413,901  5.500%, 11/01/20,
                 Gold Pool # G18083 .........................           414,694
      65,203  5.500%, 12/01/20,
                 Gold Pool # G11820 .........................            65,328
     678,404  5.500%, 09/15/25,
                 Series 3099, Class PA, CMO .................           682,206
     468,730  5.500%, 01/01/37,
                 Gold Pool # G02629 .........................           461,564
     985,638  5.500%, 05/01/37,
                 Pool # A60048 ..............................           970,513
                                                               ----------------
                                                                      2,996,739
                                                               ----------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.40%
     250,000  6.000%, 04/30/15 ..............................           250,038
     250,000  6.500%, 08/16/17 ..............................           250,197
     200,000  6.250%, 11/18/20 ..............................           200,142
     250,000  6.250%, 03/29/22 ..............................           250,012
      47,957  7.500%, 02/01/35,
                 Pool # 787557 ..............................            50,289
      40,762  7.500%, 04/01/35,
                 Pool # 819231 ..............................            42,744
     207,246  6.000%, 11/01/35,
                 Pool # 844078 ..............................           209,028
     439,883  6.000%, 12/01/36,
                 Pool # 888029 ..............................           443,275
     246,201  5.500%, 06/01/37,
                 Pool # 918778 ..............................           242,654
                                                               ----------------
                                                                      1,938,379
                                                               ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 57

Aston Funds
--------------------------------------------------------------------------------

BALANCED FUND                                                   OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                    MARKET
  PAR VALUE                                                         VALUE
------------                                                   ----------------

              U.S. TREASURY BOND - 0.80%
$    250,000  6.000%, 02/15/26 .............................   $        286,328
                                                               ----------------
              U.S. TREASURY NOTE - 0.69%
     250,000  4.250%, 11/15/14 .............................            249,199
                                                               ----------------
              TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (Cost $5,479,567) .........................          5,470,645
                                                               ----------------
ASSET-BACKED SECURITIES - 1.81%
     187,945  Capital Auto Receivables
                 Asset Trust Series 2007-2,
                 Class A1A
                 5.605%, 08/15/08 (c) ......................            188,149
     250,000  Ford Credit Auto Owner Trust
                 Series 2007-B, Class A1
                 5.292%, 10/15/08 (c) ......................            250,000
      33,133  Harley-Davidson Motorcycle
                 TrustSeries 2007-2, Class A1
                 5.310%, 05/15/08 ..........................             33,134
      16,360  Honda Auto Receivables Owner
                 Trust Series 2007-1, Class A1
                 5.322%, 03/18/08 (a) ......................             16,362
     162,870  Household Automotive Trust
                 Series 2007-1, Class A2
                 5.320%, 05/17/10 ..........................            162,963
                                                               ----------------
              TOTAL ASSET-BACKED SECURITIES
                 (Cost $650,051) ...........................            650,608
                                                               ----------------
FOREIGN GOVERNMENT BOND - 0.34%
     109,000  Republic of Philippines
                 7.500%, 09/25/24 ..........................            121,808
                                                               ----------------
              TOTAL FOREIGN GOVERNMENT BOND
                 (Cost $110,221) ...........................            121,808
                                                               ----------------

   SHARES
-----------

INVESTMENT COMPANIES - 2.77%
     697,270  BlackRock Liquidity Funds
                 TempCash Portfolio ........................            697,270
     296,973  BlackRock Liquidity Funds
                 TempFund Portfolio ........................            296,973
                                                               ----------------
              TOTAL INVESTMENT COMPANIES
                 (Cost $994,243) ...........................            994,243
                                                               ----------------
TOTAL INVESTMENTS - 100.98%
   (Cost $32,484,823)** ....................................         36,276,130
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - (0.98)% .................           (352,145)
                                                               ----------------
NET ASSETS - 100.00% .......................................   $     35,923,985
                                                               ================

----------
 *  Non-income producing security.

**  Aggregate cost for Federal income tax purposes is $32,723,637.

    Gross unrealized appreciation. .........................   $      4,432,092
    Gross unrealized depreciation. .........................           (879,599)
                                                               ----------------
    Net unrealized appreciation ............................   $      3,552,493
                                                               ================

    (a) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

    (b) Floating rate note. The interest rate shown reflects the rate in effect at October 31, 2007.

    (c) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2007, these securities amounted to $540,377 or 1.50% of net assets. These securities have been determined by the Sub-Adviser to be liquid securities.

CMO      Collateralized Mortgage Obligation
MTN      Meduim Term Note

PORTFOLIO COMPOSITION
Common Stocks ..........................................................    65%
Investment Companies ...................................................     3%
U.S. Government Obligations ............................................     1%
U.S. Government Agency Obligations .....................................    14%
Corporate Notes and Bonds (Moody's Ratings(a) - unaudited)
   Aa ..................................................................     4%
   A ...................................................................     4%
   Baa .................................................................     6%
   Ba ..................................................................     2%
   B ...................................................................     1%
                                                                           ----
                                                                           100%
                                                                           ====
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 58

Aston Funds
--------------------------------------------------------------------------------

TCH FIXED INCOME FUND                                           OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. GOVERNMENT AND AGENCY OBLIGATIONS                                       52%
CORPORATE NOTES AND BONDS                                                    37%
ASSET-BACKED SECURITIES                                                       5%
FOREIGN GOVERNMENT BOND                                                       1%
CASH AND OTHER NET ASSETS                                                     5%

% OF TOTAL NET ASSETS

                                                                    MARKET
 PAR VALUE                                                           VALUE
------------                                                   -----------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 52.03%
              FEDERAL HOME LOAN MORTGAGE - 12.49%
$    500,000  6.000%, 06/05/17, MTN ........................   $        503,043
   2,326,663  5.500%, 11/01/20,
                 Gold Pool # G18083 ........................          2,331,118
     366,643  5.500%, 12/01/20,
                 Gold Pool # G11820 ........................            367,345
   1,000,000  6.500%, 07/20/22, MTN ........................          1,020,974
   1,810,000  5.500%, 07/15/34,
                 Series 3130, Class QD, CMO ................          1,786,018
   1,313,000  5.500%, 09/15/34,
                 Series 3098, Class KE, CMO ................          1,294,927
     427,423  6.000%, 10/01/35,
                 Gold Pool # A47772 ........................            430,655
   2,000,000  5.000%, 01/15/36,
                 Series 3098, Class PG, CMO ................          1,858,737
     937,460  5.500%, 01/01/37,
                 Gold Pool # G02629 ........................            923,129
     985,638  5.500%, 05/01/37,
                 Pool # A60048 .............................            970,513
                                                               ----------------
                                                                     11,486,459
                                                               ----------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 30.42%
   1,500,000  6.000%, 03/19/15 .............................          1,500,222
   2,000,000  4.125%, 04/15/14 .............................          1,930,416
   1,500,000  6.000%, 04/30/15 .............................          1,500,228
   2,000,000  6.000%, 03/20/17, Series 1 ...................          2,003,988
   1,000,000  6.500%, 08/16/17 .............................          1,000,788
     825,273  6.000%, 11/01/17,
                 Pool # 662854 .............................            841,419
     560,026  6.000%, 04/01/18,
                 Pool # 725175 .............................            570,962
     745,727  5.500%, 11/01/18,
                 Pool # 748886 .............................            749,489
     388,659  4.500%, 06/01/19,
                 Pool # 747860 .............................            376,742
   1,000,000  6.250%, 11/18/20 .............................          1,000,709
   2,045,280  6.000%, 01/01/21,
                 Pool # 850787 .............................          2,081,606

                                                                    MARKET
 PAR VALUE                                                           VALUE
------------                                                   -----------------

              FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$  4,000,000  6.250%, 03/29/22 .............................   $      4,000,200
   1,500,000  6.625%, 07/25/22 .............................          1,513,003
   3,852,198  5.500%, 07/25/31,
                 Series 2005-27, Class TH,
                 CMO .......................................          3,879,754
   1,082,658  6.000%, 09/01/32,
                 Pool # 847899 .............................          1,096,555
     302,654  6.000%, 02/01/34,
                 Pool # 771952 .............................            306,043
     305,890  7.500%, 02/01/35,
                 Pool # 787557 .............................            320,766
     259,925  7.500%, 04/01/35,
                 Pool # 819231 .............................            272,565
   1,164,872  6.000%, 11/01/35,
                 Pool # 844078 .............................          1,174,891
     879,766  6.000%, 12/01/36,
                 Pool # 888029 .............................            886,550
     984,804  5.500%, 06/01/37,
                 Pool # 918778 .............................            970,615
                                                               ----------------
                                                                     27,977,511
                                                               ----------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.06%
   1,972,652  5.000%, 05/01/37,
                 Pool # 782156 .............................          1,896,595
                                                               ----------------
              U.S. TREASURY BOND - 4.40%
   1,000,000  6.000%, 02/15/26 .............................          1,145,313
   2,500,000  6.250%, 08/15/23 .............................          2,902,345
                                                               ----------------
                                                                      4,047,658
                                                               ----------------
              U.S. TREASURY NOTE - 2.66%
   2,500,000  4.000%, 02/15/15 .............................          2,448,830
                                                               ----------------
              TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (Cost $47,722,839) ........................         47,857,053
                                                               ----------------
CORPORATE NOTES AND BONDS - 37.26%
              BUILDING PRODUCTS - 0.83%
     750,000  USG,
                 Senior Unsecured Notes
                 7.750%, 01/15/18 ..........................            760,838
                                                               ----------------
              COMMUNICATIONS - 5.93%
     200,000  British Sky Broadcasting
                 6.875%, 02/23/09 ..........................            204,517
   1,000,000  INTELSAT
                 Unsecured Notes
                 6.375%, 01/15/08 ..........................          1,002,500
   1,000,000  McGraw-Hill
                 Senior Unsubordinated Notes
                 6.550%, 11/15/37 ..........................            990,305
     800,000  Motorola
                 Senior Unsecured Notes
                 6.625%, 11/15/37 ..........................            786,877
   1,000,000  News America
                 6.200%, 12/15/34 ..........................            972,605
     750,000  Nextel Communications,
                 Senior Notes, Series E
                 6.875%, 10/31/13 ..........................            752,521
     500,000  Viacom
                 Senior Unsecured Notes
                 6.125%, 10/05/17 ..........................            501,109

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 59

Aston Funds
--------------------------------------------------------------------------------

TCH FIXED INCOME FUND                                           OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                    MARKET
 PAR VALUE                                                           VALUE
------------                                                   ----------------

              COMMUNICATIONS (CONTINUED)
$    250,000  Vodafone Group
                 6.150%, 02/27/37 ..........................   $        246,202
                                                               ----------------
                                                                      5,456,636
                                                               ----------------
              CONSUMER CYCLICALS - 2.80%
     750,000  D.R. Horton Senior Notes
                 6.875%, 05/01/13 ..........................            706,763
   1,000,000  Home Depot
                 Senior Unsecured Notes
                 5.875%, 12/16/36 ..........................            875,912
   1,000,000  Limited Brands
                 Senior Unsecured Notes
                 7.600%, 07/15/37 ..........................            991,108
                                                               ----------------
                                                                      2,573,783
                                                               ----------------
              DIVERSIFIED MANUFACTURING - 0.57%
     500,000  Tyco Electronics Group
                 7.125%, 10/01/37 (a) ......................            524,383
                                                               ----------------
              FINANCE - 14.08%
   1,000,000  Bank of America
                 Senior Unsecured Notes
                 6.225%, 09/11/12 (b) ......................          1,004,274
   1,500,000  Bear Stearns, MTN
                 5.890%, 11/21/16 (b) ......................          1,408,695
              CIT Group
                 Senior Notes
     500,000     5.650%, 11/03/10 (b) ......................            480,653
   1,000,000     5.610%, 02/13/12 (b) ......................            924,510
   2,000,000  Citigroup, Subordinated Notes
                 5.910%, 08/25/36 (b) ......................          1,890,990
   1,650,000  Goldman Sachs Capital I
                 6.345%, 02/15/34 ..........................          1,544,113
   1,000,000  Lehman Brothers Holdings
                 Subordinated Notes
                 6.875%, 07/17/37 ..........................            993,961
   1,725,000  NB Capital Trust II
                 7.830%, 12/15/26 ..........................          1,794,478
   1,000,000  Residential Capital
                 7.500%, 02/22/11 ..........................            730,493
   1,000,000  SLM, MTN
                 5.625%, 08/01/33 ..........................            784,344
   1,500,000  Washington Mutual Bank,
                 Subordinated Notes
                 5.930%, 05/20/13 (b) ......................          1,393,497
                                                               ----------------
                                                                     12,950,008
                                                               ----------------
              FOOD AND BEVERAGES - 2.10%
     840,000  Constellation Brands, Series B
                 8.000%, 02/15/08 ..........................            844,200
   1,000,000  Kraft Foods,
                 Senior Unsecured Notes
                 7.000%, 08/11/37 ..........................          1,089,870
                                                               ----------------
                                                                      1,934,070
                                                               ----------------

                                                                    MARKET
  PAR VALUE                                                          VALUE
------------                                                   ----------------

              OIL AND GAS EXTRACTION - 2.47%
$    100,000  Hess
                 7.875%, 10/01/29 ..........................   $        117,701
   1,005,000  Western Oil Sands, Secured
                 8.375%, 05/01/12 ..........................          1,121,831
   1,000,000  Williams Partners
                 7.250%, 02/01/17 ..........................          1,036,250
                                                               ----------------
                                                                      2,275,782
                                                               ----------------
              PHARMACEUTICALS - 1.09%
   1,000,000  Hospira, Senior Notes
                 6.050%, 03/30/17 ..........................          1,000,284
                                                               ----------------
              RESTAURANTS - 1.94%
   1,000,000  Darden Restaurants,
                 Senior Unsecured Notes
                 6.800%, 10/15/37 ..........................          1,035,935
     750,000  Yum! Brands,
                 Senior Unsecured Notes
                 6.875%, 11/15/37 ..........................            751,794
                                                               ----------------
                                                                      1,787,729
                                                               ----------------
              RETAIL - 2.28%
     750,000  JC Penney
                 6.375%, 10/15/36 ..........................            717,600
     900,000  Lowe's
                 Senior Unsecured Notes
                 6.650%, 09/15/37 ..........................            927,857
     500,000  Macys Retail Holdings
                 6.375%, 03/15/37 ..........................            455,186
                                                               ----------------
                                                                      2,100,643
                                                               ----------------
              UTILITIES - 3.17%
   1,045,000  CenterPoint Energy
                 Senior Notes, Series B
                 7.250%, 09/01/10 ..........................          1,099,501
   1,500,000  CILCORP
                 Senior Unsecured Notes
                 8.700%, 10/15/09 ..........................          1,575,921
     300,000  TXU,
                 Senior Unsecured Notes, Series P
                 5.550%, 11/15/14 ..........................            235,501
                                                               ----------------
                                                                      2,910,923
                                                               ----------------
              TOTAL CORPORATE NOTES AND BONDS
                 (Cost $35,115,274) ........................         34,275,079
                                                               ----------------
ASSET-BACKED SECURITIES - 4.53%

     751,781  Capital Auto Receivables Asset Trust
                 Series 2007-2, Class A1A
                 5.605%, 08/15/08 (a) ......................            752,595
     832,173  Capital One Auto Finance Trust
                 Series 2007-A, Class A2
                 5.330%, 05/17/10 ..........................            833,021
   1,500,000  Ford Credit Auto Owner Trust
                 Series 2007-B, Class A1
                 5.292%, 10/15/08 (a) ......................          1,500,000
     132,533  Harley-Davidson Motorcycle Trust
                 Series 2007-2, Class A1
                 5.310%, 05/15/08 ..........................            132,535

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 60

Aston Funds
--------------------------------------------------------------------------------

TCH FIXED INCOME FUND                                           OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                    MARKET
 PAR VALUE                                                          VALUE
------------                                                   -----------------

ASSET-BACKED SECURITIES (CONTINUED)
$    130,878  Honda Auto Receivables Owner Trust
                 Series 2007-1, Class A1
                 5.322%, 03/18/08 ..........................   $        130,901
     814,352  Household Automotive Trust
                 Series 2007-1, Class A2
                 5.320%, 05/17/10 ..........................            814,815
                                                               ----------------
              TOTAL ASSET-BACKED SECURITIES
                 (Cost $4,160,417) .........................          4,163,867
                                                               ----------------
FOREIGN GOVERNMENT BOND - 1.00%
     820,000  Republic of Philippines
                 7.500%, 09/25/24 ..........................            916,350
                                                               ----------------
              TOTAL FOREIGN GOVERNMENT BOND
                 (Cost $829,048) ...........................            916,350
                                                               ----------------

   SHARES
------------

INVESTMENT COMPANIES - 6.39%
   4,699,738  BlackRock Liquidity Funds
                 TempCash Portfolio ........................          4,699,738
   1,181,029  BlackRock Liquidity Funds
                 TempFund Portfolio ........................          1,181,029
                                                               ----------------
              TOTAL INVESTMENT COMPANIES
                 (Cost $5,880,767) .........................          5,880,767
                                                               ----------------
TOTAL INVESTMENTS - 101.21%
   (Cost $93,708,345)* .....................................         93,093,116
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - (1.21)% .................         (1,113,573)
                                                               ----------------
NET ASSETS - 100.00% .......................................   $     91,979,543
                                                               ================

----------
*  Aggregate cost for Federal income tax purposes is $94,396,392.

   Gross unrealized appreciation. ..........................   $        106,693
   Gross unrealized depreciation. ..........................         (1,409,969)
                                                               ----------------
   Net unrealized depreciation .............................   $     (1,303,276)
                                                               ================

   (a) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2007, these securities amounted to $2,776,978 or 3.02% of net assets. These securities have been determined by the Sub-Adviser to be liquid securities.

   (b) Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2007.

CMO      Collateralized Mortgage Obligation
MTN      Meduim Term Note

PORTFOLIO COMPOSITION
Investment Company .....................................................     6%
U.S. Government Obligations ............................................     7%
U.S. Government Agency Obligations .....................................    45%
Corporate Notes and Bonds (Moody's Ratings - unaudited)
   Aa ..................................................................     5%
   A ...................................................................    10%
   Baa .................................................................    15%
   Ba ..................................................................     7%
   B ...................................................................     1%
   NR ..................................................................     4%
                                                                           ----
                                                                           100%
                                                                           ====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 61

ASTON FUNDS
-------------------------------------------------------------------------------

TCH INVESTMENT GRADE BOND FUND                                 OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

-------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S GOVERNMENT AND AGENCY OBLIGATIONS                                       54%
CORPORATE NOTES AND BONDS                                                   32%
ASSET-BACKED SECURITIES                                                      5%
NON-AGENCY MORTGAGE BACKED SECURITIES                                        5%
COMMERCIAL MORTGAGE-BACKED SECURITY                                          1%
CASH AND OTHER NET ASSETS                                                    3%

% OF TOTAL NET ASSETS

                                                                    MARKET
 PAR VALUE                                                           VALUE
------------                                                   -----------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 54.15%
              FEDERAL HOME LOAN BANK - 0.65%
$    100,000  6.500%, 08/14/09 .............................   $        103,665
                                                               ----------------
              FEDERAL HOME LOAN MORTGAGE - 15.84%
     100,000  6.000%, 06/05/17, MTN ........................            100,609
      63,302  5.500%, 08/01/17,
                 Gold Pool # E90954 ........................             63,630
     513,113  5.000%, 09/01/18,
                 Gold Pool # E99582 ........................            507,289
     116,559  6.500%, 08/01/32,
                 Gold Pool # C01385 ........................            120,089
     553,566  5.000%, 11/01/33,
                 Gold Pool # A15349 ........................            532,862
     513,903  5.500%, 11/01/33,
                 Gold Pool # A15901 ........................            507,467
     202,603  6.000%, 02/01/35,
                 Gold Pool # A34083 ........................            204,390
     492,819  5.500%, 05/01/37,
                 Pool # A60048 .............................            485,256
                                                               ----------------
                                                                      2,521,592
                                                               ----------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 33.00%
     100,000  5.500%, 03/15/11 .............................            103,297
     250,000  6.000%, 04/30/15 .............................            250,038
      74,998  6.000%, 10/01/16,
                 Pool # 611322 .............................             76,463
      75,317  5.500%, 01/01/17,
                 Pool # 623107 .............................             75,793
     183,099  5.500%, 04/01/17,
                 Pool # 254259 .............................            184,105
     132,779  6.000%, 06/01/17,
                 Pool # 254342 .............................            135,376
     250,000  6.500%, 08/16/17 .............................            250,197
     370,015  5.500%, 11/01/17,
                 Pool # 659589 .............................            372,047

                                                                     MARKET
 PAR VALUE                                                           VALUE
------------                                                   -----------------

              FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$   492,163   5.000%, 05/01/19,
                 Pool # 255274 .............................   $        485,671
    313,681   5.000%, 09/01/19,
                 Pool # 788070 .............................            309,928
    300,000   6.250%, 11/18/20 .............................            300,213
    250,000   6.250%, 03/29/22 .............................            250,012
     82,758   6.500%, 03/01/32,
                 Pool # 254239 .............................             85,193
     57,017   7.000%, 04/01/32,
                 Pool # 545556 .............................             59,725
    103,124   6.500%, 10/01/32,
                 Pool # 254479 .............................            106,157
    590,438   5.000%, 10/01/33,
                 Pool # 749179 .............................            568,363
     66,972   6.000%, 02/01/34,
                 Pool # 725162 .............................             67,722
    183,581   6.000%, 09/01/34,
                 Pool # 794267 .............................            185,366
    269,269   6.000%, 11/01/34,
                 Pool # 735060 .............................            271,887
    446,543   5.000%, 05/01/35,
                 Pool # 826641 .............................            429,098
    439,883   6.000%, 12/01/36,
                 Pool # 888029 .............................            443,275
    246,201   5.500%, 06/01/37,
                 Pool # 918778 .............................            242,654
                                                               ----------------
                                                                      5,252,580
                                                               ----------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.41%
     66,427   6.500%, 05/15/32,
                 Pool # 584389 .............................             68,511
    493,163   5.000%, 05/20/37,
                 Pool # 782156 .............................            474,148
                                                               ----------------
                                                                        542,659
                                                               ----------------
              U.S. TREASURY NOTE - 1.25%
    100,000   4.250%, 11/15/14 .............................             99,680
    100,000   4.125%, 05/15/15 .............................             98,617
                                                               ----------------
                                                                        198,297
                                                               ----------------
              TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (Cost $8,702,381) .........................          8,618,793
                                                               ----------------
CORPORATE NOTES AND BONDS - 31.87%

              COMMUNICATIONS - 3.40%
    100,000   British Sky Broadcasting
                 6.875%, 02/23/09 ..........................            102,258
    300,000   Sprint Nextel, Unsecured Notes
                 6.000%, 12/01/16 ..........................            288,948
    150,000   Viacom
                 Senior Unsecured Notes
                 6.125%, 10/05/17 ..........................            150,333
                                                               ----------------
                                                                        541,539
                                                               ----------------
              FINANCE - 16.41%
    300,000   Bank of America
                 Senior Unsecured Notes
                 6.225%, 09/11/12 (a) ......................            301,282
    250,000   Bear Stearns, MTN
                 5.890%, 11/21/16 (a) ......................            234,782
    250,000   CIT Group
                 Senior Notes
                 5.750%, 02/13/12 (a) ......................            231,128

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 62

Aston Funds
--------------------------------------------------------------------------------

TCH INVESTMENT GRADE BOND FUND                                  OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                    MARKET
 PAR VALUE                                                           VALUE
------------                                                   -----------------

              FINANCE (CONTINUED)
$    500,000  Citigroup, Subordinated Notes
                 6.055%, 08/25/36 (a) ......................   $        472,747
     375,000  International Lease Finance,
                 Unsubordinated Notes
                 5.875%, 05/01/13 ..........................            380,430
     125,000  JPMorgan Chase,
                 Subordinated Notes
                 6.125%, 06/27/17 ..........................            128,129
     400,000  Merrill Lynch, MTN
                 5.794%, 06/16/08 (a) ......................            398,943
     500,000  Washington Mutual Bank,
                 Subordinated Notes
                 5.930%, 05/20/13 (a) ......................            464,499
                                                               ----------------
                                                                      2,611,940
                                                               ----------------
              FOOD AND BEVERAGES - 3.55%
     250,000  Kraft Foods
                 Senior Unsecured Notes
                 6.500%, 08/11/17 ..........................            262,788
     300,000  Kroger
                 5.500%, 02/01/13 ..........................            301,289
                                                               ----------------
                                                                        564,077
                                                               ----------------
              INDUSTRIAL - 0.96%
     150,000  Tyco Electronics Group
                 6.550%, 10/01/17 (b) ......................            153,341
                                                               ----------------
              INSURANCE - 2.92%
     200,000  Chubb
                 6.000%, 11/15/11                                       203,346
     250,000  State Auto Financial, Senior Notes
                 6.250%, 11/15/13 ..........................            260,737
                                                               ----------------
                                                                        464,083
                                                               ----------------
              OIL AND GAS EXTRACTION - 2.27%
     350,000  Consolidated Natural Gas
                 Senior Notes, Series C
                 6.250%, 11/01/11 ..........................            361,343
                                                               ----------------
              PHARMACEUTICALS - 1.57%
     250,000  Hospira, Senior Notes
                 6.050%, 03/30/17 ..........................            250,071
                                                               ----------------
              RESTAURANTS - 0.79%
     125,000  Yum! Brands, Senior Unsecured Notes
                 6.250%, 03/15/18 ..........................            125,524
                                                               ----------------
              TOTAL CORPORATE NOTES AND BONDS
                 (Cost $5,175,653) .........................          5,071,918
                                                               ----------------

                                                                    MARKET
 PAR VALUE                                                           VALUE
------------                                                   -----------------

ASSET-BACKED SECURITIES - 5.21%
$    187,945  Capital Auto Receivables
                 Asset Trust Series 2007-2,
                 Class A1A
                 5.605%, 08/15/08 (b) ......................   $        188,149
      80,770  Drive Auto Receivables Trust
                 Series 2005-2, Class A2
                 4.120%, 01/15/10 (b) ......................             80,669
     250,000  Ford Credit Auto Owner Trust
                 Series 2007-B, Class A1
                 5.292%, 10/15/08 (b) ......................            250,000
      33,133  Harley-Davidson Motorcycle Trust
                 Series 2007-2, Class A1
                 5.310%, 05/15/08 ..........................             33,134
      32,720  Honda Auto Receivables
                 Owner Trust Series 2007-1,
                 Class A1
                 5.322%, 03/18/08 (c) ......................             32,725
     244,305  Household Automotive Trust
                 Series 2007-1, Class A2
                 5.320%, 05/17/10 ..........................            244,444
                                                               ----------------
              TOTAL ASSET-BACKED SECURITIES
                 (Cost $828,043) ...........................            829,121
                                                               ----------------
NON-AGENCY MORTGAGE-BACKED SECURITIES - 5.05%
     290,953  Bear Stearns Asset Backed
                 Securities, Series 2003-AC5,
                 Class A2, CMO
                 5.000%, 10/25/33 ..........................            284,370
     322,807  Chase Mortgage Finance,
                 Series 2003-S2, Class A1, CMO
                 5.000%, 03/25/18 (c) ......................            318,492
      41,992  Master Asset Securitization Trust,
                 Series 2002-8, Class 1A2,
                 CMO 5.250%, 12/25/17 (c) ..................             41,510
     161,883  Washington Mutual,
                 Series 2002-S8, Class 2A7,
                 CMO 5.250%, 01/25/18 (c) ..................            159,990
                                                               ----------------
              TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
                 (Cost $826,026) ...........................            804,362
                                                               ----------------
COMMERCIAL MORTGAGE-BACKED SECURITY - 0.56%
      88,523  General Electric Capital Commercial Mortgage
                 Series 2001-1, Class A1
                 6.079%, 05/15/33 ..........................             89,451
                                                               ----------------
              TOTAL COMMERCIAL MORTGAGE-BACKED SECURITY
                 (Cost $97,497) ............................             89,451
                                                               ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 63

Aston Funds
--------------------------------------------------------------------------------

TCH INVESTMENT GRADE BOND FUND                                  OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   -----------------

INVESTMENT COMPANY - 2.66%
     423,571  BlackRock Liquidity Funds
                 TempCash Portfolio ........................   $        423,571
                                                               ----------------
              TOTAL INVESTMENT COMPANY
                 (Cost $423,571) ...........................            423,571
                                                               ----------------
TOTAL INVESTMENTS - 99.50%
   (Cost $16,053,171)* .....................................         15,837,216
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - 0.50% ...................             80,103
                                                               ----------------
NET ASSETS - 100.00% .......................................   $     15,917,319
                                                               ================

----------
*  Aggregate cost for Federal income tax purposes is $16,169,287.

   Gross unrealized appreciation ...........................   $         52,548
   Gross unrealized depreciation ...........................           (384,619)
                                                               ----------------
   Net unrealized depreciation .............................   $       (332,071)
                                                               ================

   (a) Floating rate note. The interest rate shown reflects the rate in effect at October 31, 2007.

   (b) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2007, these securities amounted to $672,159 or 4.22% of net assets. These securities have been determined by the Sub-Adviser to be liquid securities.

   (c) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

CMO      Collateralized Mortgage Obligation
MTN      Meduim Term Note

PORTFOLIO COMPOSITION
Investment Company ...................................................        3%
U.S. Government Obligations ..........................................        1%
U.S. Government Agency Obligations ...................................       53%
Corporate Notes and Bonds (Moody's Ratings(c) - unaudited)
   Aaa ...............................................................        8%
   Aa ................................................................        6%
   A .................................................................       15%
   Baa ...............................................................       14%
                                                                           ----
                                                                            100%
                                                                           ====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 64

Aston Funds
--------------------------------------------------------------------------------

MCDONNELL MUNICIPAL BOND FUND                                   OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

EDUCATION                                                       46%
GENERAL OBLIGATION BONDS                                        14%
OTHER MUNICIPLE SECURITIES                                       5%
FACILITIES                                                       5%
MEDICAL                                                         18%
POWER                                                            3%
UTILITIES                                                        3%
WATER                                                            3%
CASH AND OTHER NET ASSETS                                        3%

% OF TOTAL NET ASSETS

                                                                    MARKET
 PAR VALUE                                                           VALUE
------------                                                   ----------------

MUNICIPAL SECURITIES - 96.54%
              DISTRICT OF COLUMBIA - 4.30%
$    640,000  District of Columbia RB,
                 Smithsonian Institute, Series A
                 Pre-refunded 11/01/10
                 5.375%, 11/01/15 ..........................   $        681,229
                                                               ----------------
              FLORIDA - 4.73%
     750,000  Palm Beach County
                 Health Facilities Authority RB,
                 Abbey DelRay South Project
                 5.500%, 10/01/11 (a) ......................            750,802
                                                               ----------------
              GEORGIA - 3.31%
     500,000  Cartersville Development
                 Authority Water & Wastewater
                 Facilities RB, Anheuser-Busch
                 Cos., Series A, AMT
                 7.375%, 05/01/09 ..........................            524,155
                                                               ----------------
              IDAHO - 7.81%
   1,000,000  Idaho Health Facilities
                 Authority RB, IHC Hospitals, ETM
                 6.650%, 02/15/21 (a) ......................          1,239,570
                                                               ----------------
              ILLINOIS - 24.03%
     250,000  Chicago Public Building
                 Commission RB,School Reform
                 Board, Series B
                 5.250%, 12/01/18 Insured: FGIC ............            276,548
     375,000  DuPage County, Jail Project, GO
                 5.600%, 01/01/21 ..........................            416,002
   1,000,000  Illinois Development Finance
                 Authority RB, Lincoln Way
                 Community 5.700%, 01/01/18
                 Insured: FGIC .............................          1,132,650

                                                                    MARKET
 PAR VALUE                                                           VALUE
------------                                                   ----------------

              ILLINOIS (CONTINUED)
$  1,000,000  Lake County Township High School
                 District No. 113,
                 Highland Park, GO
                 8.800%, 12/01/09 ..........................   $      1,107,550
     785,000  University of Illinois RB, Auxiliary
                 Facilities Systems, Series B
                 5.500%, 04/01/17
                 Insured: FGIC .............................            879,789
                                                               ----------------
                                                                      3,812,539
                                                               ----------------
              INDIANA - 5.01%
     700,000  Indianapolis Public
                 Improvement RB, Series B
                 6.000%, 01/10/20 ..........................            794,815
                                                               ----------------
              KANSAS - 7.33%
   1,020,000  Butler & Sedgwick Counties
                 Unified School District No. 385,
                 Andover, GO
                 6.000%, 09/01/14
                 Insured: FSA ..............................          1,162,218
                                                               ----------------
              MICHIGAN - 2.83%
     400,000  Michigan Municipal Bond
                 Authority RB, Drinking Water
                 Revolving Fund
                 5.500%, 10/01/16 ..........................            449,348
                                                               ----------------
              MINNESOTA - 1.80%
     275,000  Maple Grove Minnesota
                 Health Care Services RB,
                 Maple Grove Hospital
                 5.000%, 05/01/14 ..........................            285,483
                                                               ----------------
              MISSOURI - 3.26%
     500,000  Missouri State Health
                 & Educational Facilities
                 Authority, RB
                 St. Lukes Episcopal
                 5.000%, 12/01/17 (a) ......................            517,685
                                                               ----------------
              TEXAS - 22.14%
   1,090,000  Belton Independent School
                 District, GO
                 5.000%, 02/15/13 (a)
                 Guaranteed: PSF ...........................          1,159,466
     480,000  Frisco Independent School
                 District, GO
                 7.000%, 08/15/10
                 Guaranteed: PSF ...........................            523,800
     200,000  Humble Independent School
                 District Series II, GO
                 5.500%, 02/15/10
                 Insured: PSF ..............................            208,806
   1,000,000  San Marcos Consolidated
                 Independent School District, GO
                 Pre-refunded 8/1/14
                 5.250%, 08/01/19
                 Guaranteed: PSF ...........................          1,094,140
     500,000  Texas Municipal Power
                 Agency RB, Series E
                 5.500%, 09/01/10
                 Insured: MBIA .............................            526,350
                                                               ----------------
                                                                      3,512,562
                                                               ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 65

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--------------------------------------------------------------------------------

MCDONNELL MUNICIPAL BOND FUND                                   OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

     PAR                                                            MARKET
    VALUE                                                            VALUE
------------                                                   ----------------

              VIRGINIA - 6.72%
$  1,000,000  Roanoke Public Improvement,
                 Series B, GO, State Aid
                 Withholding
                 5.000%, 02/01/19 ..........................   $      1,065,210
                                                               ----------------
              WASHINGTON - 3.27%
     500,000  Port of Seattle Special Facilities
                 RB, Seattle-Tacoma Fuel
                 Facilities, AMT
                 5.000%, 06/01/11
                 Insured: MBIA .............................            519,005
                                                               ----------------
              TOTAL MUNICIPAL SECURITIES
                 (Cost $14,460,136) ........................         15,314,621
                                                               ----------------
   SHARES
------------

INVESTMENT COMPANY - 2.47%
     392,015  Blackrock Provident Institutional
                 MuniCash Portfolio ........................            392,015
                                                               ----------------
              TOTAL INVESTMENT COMPANY
                 (Cost $392,015) ...........................            392,015
                                                               ----------------
TOTAL INVESTMENTS - 99.01%
   (Cost $14,852,151)* .....................................         15,706,636
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - 0.99% ...................            156,530
                                                               ----------------
NET ASSETS - 100.00% .......................................   $     15,863,166
                                                               ================

----------
*  Aggregate cost for Federal income tax purposes is $14,852,151.

   Gross unrealized appreciation ...........................   $        871,601
   Gross unrealized depreciation ...........................            (17,116)
                                                               ----------------
   Net unrealized appreciation .............................   $        854,485
                                                               ================

   (a) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

 AMT     Alternative Minimum Tax
 ETM     Escrowed to Maturity
FGIC     Financial Guaranty Insurance Co.
 FSA     Financial Security Assurance, Inc.
  GO     General Obligation
MBIA     MBIA Insurance Corp.
 PSF     Permanent School Fund
  RB     Revenue Bond

PORTFOLIO COMPOSITION
Investment Company ...................................................        3%
Municiple (Moody's Ratings(a) - unaudited)
   Aaa ...............................................................       72%
   Aa3 ...............................................................        7%
   Aa2 ...............................................................        5%
   A3 ................................................................        2%
   A2 ................................................................        3%
   NR ................................................................        8%
                                                                         ------
                                                                            100%
                                                                         ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 66

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--------------------------------------------------------------------------------

ABN AMRO INVESTOR MONEY MARKET FUND                             OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

REPURCHASE AGREEMENTS                                        57%
ASSET-BACKED                                                 27%
BANKS                                                        16%

% OF TOTAL NET ASSETS

                                                                   AMORTIZED
 PAR VALUE                                                            COST
------------                                                   ----------------

COMMERCIAL PAPER (a) - 43.15%
              ASSET-BACKED - 26.98%
$  1,000,000  Atlantic Asset Securitization
                 5.050%, 11/15/07 (b) ......................   $        998,036
   1,000,000  Barton Capital
                 5.130%, 11/05/07 (b) ......................            999,430
   1,000,000  Eureka Securitzation
                 5.020%, 11/26/07 (b) ......................            996,514
   1,000,000  FCAR Owner Trust
                 4.970%, 12/17/07 ..........................            993,649
   1,000,000  Fountain Square Commercial Funding
                 5.150%, 11/14/07 (b) ......................            998,140
   1,000,000  Gemini Securitization
                 4.980%, 11/20/07 (b) ......................            997,372
   1,000,000  National Australia Funding (DE)
                 5.000%, 11/06/07 (b) ......................            999,306
   1,000,000  New Center Asset Trust
                 4.950%, 12/18/07 ..........................            993,537
   1,000,000  Old Line Funding
                 5.050%, 11/20/07 (b) ......................            997,335
   1,000,000  Thames Asset Global
                 Securitization
                 4.830%, 11/28/07 (b) ......................            996,377
                                                               ----------------
                                                                      9,969,696
                                                               ----------------
              BANKS - 16.17%
   1,000,000  ANZ National International
                 5.050%, 11/20/07 (b) ......................            997,335
   1,000,000  Bank of Scotland
                 5.020%, 12/18/07 ..........................            993,446
   1,000,000  Danske
                 5.000%, 11/08/07 (b) ......................            999,028
   1,000,000  Societe Generale North America
                 5.030%, 12/10/07 ..........................            994,551
   1,000,000  Toronto Dominion Holding
                 4.600%, 12/04/07 (b) ......................            995,783
   1,000,000  UBS Finance (DE)
                 4.965%, 11/26/07 ..........................            996,552
                                                               ----------------
                                                                      5,976,695
                                                               ----------------
              TOTAL COMMERCIAL PAPER
                 (Cost $15,946,391) ........................         15,946,391
                                                               ----------------

                                                                   AMORTIZED
 PAR VALUE                                                            COST
------------                                                   ----------------

REPURCHASE AGREEMENTS - 56.82%
$ 10,000,000  Barclays Capital, 4.950%,
                 dated 10/31/2007, matures
                 11/01/2007, repurchase price
                 $10,001,375, (collateralized
                 by U.S. Government Agency
                 instrument, with interest rate
                 of 6.098% and maturity
                 of 2036, total market value
                 $10,200,001) ..............................   $     10,000,000
  11,000,000  Deutsche Bank, 4.820%,
                 dated 10/31/2007, matures
                 11/01/2007, repurchase price
                 $11,001,473, (collateralized
                 by U.S. Government Agency
                 instruments, with interest rates
                 from 5.000% to 7.000% and
                 maturities from 2032 to 2037,
                 total market value
                 $11,220,001) ..............................         11,000,000
                                                               ----------------
              TOTAL REPURCHASE AGREEMENTS
                 (Cost $21,000,000) ........................         21,000,000
                                                               ----------------

   SHARES
------------

INVESTMENT COMPANY - 0.16%
      59,645  BlackRock Liquidity Funds
                 TempFund Portfolio ........................             59,645
                                                               ----------------
              TOTAL INVESTMENT COMPANY
                 (Cost $59,645) ............................             59,645
                                                               ----------------
TOTAL INVESTMENTS - 100.13%
   (Cost $37,006,036)* .....................................         37,006,036
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - (0.13)% .................            (47,059)
                                                               ----------------
NET ASSETS - 100.00% .......................................   $     36,958,977
                                                               ================
----------
* At October 31, 2007, cost is identical for book and Federal income tax purposes.

      (a)   Annualized yield at the time of purchase.

      (b) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2007, these securities amounted to $10,974,656 or 29.69% of net assets. These securities have been determined by the Adviser to be liquid securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 67

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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                                                                     MONTAG
                                                                                   & CALDWELL         ABN AMRO
                                                                                   GROWTH FUND      GROWTH FUND
                                                                                 ---------------   -------------
ASSETS:
Investments:
      Investments at cost ....................................................   $ 1,543,413,574   $ 365,530,547
      Net unrealized appreciation ............................................       476,581,093      56,434,621
                                                                                 ---------------   -------------
         Total investments at value ..........................................     2,019,994,667     421,965,168
Receivables:
      Dividends and interest .................................................         1,822,898         207,107
      Dividend reclaims ......................................................                --          41,763
      Fund shares sold .......................................................         3,620,528           9,957
      Investments and foreign currency sold ..................................        20,209,453              --
      Due from Adviser, net (Note G) .........................................                --              --
Other assets .................................................................            17,635           8,900
                                                                                 ---------------   -------------
         Total assets ........................................................     2,045,665,181     422,232,895
                                                                                 ---------------   -------------

LIABILITIES:
Payables:
      Dividend distribution ..................................................                --              --
      Investments and foreign currency purchased .............................        21,504,384              --
      Fund shares redeemed ...................................................         4,591,512       1,456,615
      Due to Adviser, net (Note G) ...........................................         1,142,477         254,199
      Administration fees (Note G) ...........................................            75,611          15,410
      Distribution fees (Note G) .............................................            41,437           9,425
      Audit and tax fees .....................................................            17,687          16,426
      Custodian fees .........................................................            21,889           7,778
      Transfer agent fees ....................................................           133,361          50,707
      Reports to shareholders expense ........................................                --          21,859
      Trustees fees and related expenses (Note G) ............................            22,105           8,489
Accrued expenses and other payables ..........................................           102,787          14,013
                                                                                 ---------------   -------------
         Total liabilities ...................................................        27,653,250       1,854,921
                                                                                 ---------------   -------------
NET ASSETS                                                                       $ 2,018,011,931   $ 420,377,974
                                                                                 ===============   =============

NET ASSETS CONSIST OF:
   Paid in capital ...........................................................   $ 1,279,419,181   $ 305,197,421
   Accumulated undistributed net investment income ...........................           684,227         295,191
   Accumulated net realized gain (loss) on investments .......................       261,327,430      58,450,741
   Net unrealized appreciation on investments and translation of assets and
      liabilities in foreign currency ........................................       476,581,093      56,434,621
                                                                                 ---------------   -------------
TOTAL NET ASSETS                                                                 $ 2,018,011,931   $ 420,377,974
                                                                                 ===============   =============
CLASS N:
   Net Assets ................................................................   $   759,567,257   $ 172,436,442
   Shares of beneficial interest outstanding (unlimited authorization) .......        24,106,556       7,667,058
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .....................................   $         31.51   $       22.49
                                                                                 ===============   =============
CLASS I:
   Net Assets ................................................................   $ 1,254,382,369   $ 247,257,985
   Shares of beneficial interest outstanding (unlimited authorization) .......        39,688,442      10,832,006
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .....................................   $         31.61   $       22.83
                                                                                 ===============   =============
CLASS R:
   Net Assets ................................................................   $     4,062,305   $     683,547
   Shares of beneficial interest outstanding (unlimited authorization) .......           129,653          30,686
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .....................................   $         31.33   $       22.28
                                                                                 ===============   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 68

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                      OPTIMUM            TAMRO
                                                                                 VEREDUS SELECT      LARGE CAP         LARGE CAP
                                                                                   GROWTH FUND    OPPORTUNITY FUND    VALUE FUND
                                                                                 --------------   ----------------   ------------
ASSETS:
Investments:
      Investments at cost ....................................................   $   51,524,646   $     37,567,470   $ 11,575,120
      Net unrealized appreciation ............................................        5,224,327          2,810,836      3,806,377
                                                                                 --------------   ----------------   ------------
         Total investments at value ..........................................       56,748,973         40,378,306     15,381,497
Receivables:
      Dividends and interest .................................................           36,970             28,529          8,779
      Dividend reclaims ......................................................               --                 --             --
      Fund shares sold .......................................................            3,828            257,270             --
      Investments and foreign currency sold ..................................        1,658,521                 --        246,322
      Due from Adviser, net (Note G) .........................................               --              2,223             --
Other assets .................................................................              123                 14            151
                                                                                 --------------   ----------------   ------------
         Total assets ........................................................       58,448,415         40,666,342     15,636,749
                                                                                 --------------   ----------------   ------------

LIABILITIES:
Payables:
      Dividend distribution ..................................................               --                 --             --
      Investments and foreign currency purchased .............................        4,387,015                 --        247,381
      Fund shares redeemed ...................................................            2,873             66,708          4,146
      Due to Adviser, net (Note G) ...........................................           20,240                 --             61
      Administration fees (Note G) ...........................................            2,677              3,010          1,364
      Distribution fees (Note G) .............................................            2,696              2,144            826
      Audit and tax fees .....................................................           12,904             12,605         12,918
      Custodian fees .........................................................            1,459              4,119          1,337
      Transfer agent fees ....................................................           13,129             11,114          5,706
      Reports to shareholders expense ........................................            2,534                314          1,389
      Trustees fees and related expenses (Note G) ............................              461                 90            184
Accrued expenses and other payables ..........................................            2,969              2,950          2,829
                                                                                 --------------   ----------------   ------------
         Total liabilities ...................................................        4,448,957            103,054        278,141
                                                                                 --------------   ----------------   ------------
NET ASSETS                                                                       $   53,999,458   $     40,563,288   $ 15,358,608
                                                                                 ==============   ================   ============

NET ASSETS CONSIST OF:
   Paid in capital ...........................................................   $   40,682,008   $     38,628,111   $ 10,380,973
   Accumulated undistributed net investment income ...........................               --             26,085          1,497
   Accumulated net realized gain (loss) on investments .......................        8,093,123           (901,744)     1,169,761
   Net unrealized appreciation on investments and translation of assets and
      liabilities in foreign currency ........................................        5,224,327          2,810,836      3,806,377
                                                                                 --------------   ----------------   ------------
TOTAL NET ASSETS                                                                 $   53,999,458   $     40,563,288   $ 15,358,608
                                                                                 ==============   ================   ============
CLASS N:
   Net Assets ................................................................   $   50,783,197   $     40,563,288   $ 15,358,608
   Shares of beneficial interest outstanding (unlimited authorization) .......        3,027,412          3,230,581      1,065,787
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .....................................   $        16.77   $          12.56   $      14.41
                                                                                 ==============   ================   ============
CLASS I:
   Net Assets ................................................................   $    3,216,261   $             --   $         --
   Shares of beneficial interest outstanding (unlimited authorization) .......          191,125                 --             --
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .....................................   $        16.83   $             --   $         --
                                                                                 ==============   ================   ============
CLASS R:
   Net Assets ................................................................   $           --   $             --   $         --
   Shares of beneficial interest outstanding (unlimited authorization) .......               --                 --             --
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .....................................   $           --   $             --   $         --
                                                                                 ==============   ================   ============

                                                                                                   RIVER ROAD        OPTIMUM
                                                                                     VALUE       DYNAMIC EQUITY      MID CAP
                                                                                     FUND          INCOME FUND        FUND
                                                                                 -------------   --------------   -------------
ASSETS:
Investments:
      Investments at cost ....................................................   $ 321,302,784   $   31,115,577   $ 702,060,448
      Net unrealized appreciation ............................................      96,463,679        1,141,206     240,719,767
                                                                                 -------------   --------------   -------------
         Total investments at value ..........................................     417,766,463       32,256,783     942,780,215
Receivables:
      Dividends and interest .................................................         569,006          106,771         147,754
      Dividend reclaims ......................................................              --            3,822          10,841
      Fund shares sold .......................................................         453,349           22,554       1,568,701
      Investments and foreign currency sold ..................................       1,827,999          369,054      13,319,668
      Due from Adviser, net (Note G) .........................................              --            4,005              --
Other assets .................................................................           2,053               41           4,512
                                                                                 -------------   --------------   -------------
         Total assets ........................................................     420,618,870       32,763,030     957,831,691
                                                                                 -------------   --------------   -------------

LIABILITIES:
Payables:
      Dividend distribution ..................................................              --            2,695              --
      Investments and foreign currency purchased .............................         631,680               --       5,527,183
      Fund shares redeemed ...................................................         204,141          210,301       1,714,933
      Due to Adviser, net (Note G) ...........................................         198,119               --         562,627
      Administration fees (Note G) ...........................................          17,091            2,425          35,433
      Distribution fees (Note G) .............................................           7,034            1,768          43,792
      Audit and tax fees .....................................................          15,246           12,915          15,249
      Custodian fees .........................................................           8,723            3,991          10,586
      Transfer agent fees ....................................................           7,605           12,419         120,692
      Reports to shareholders expense ........................................          11,582            1,051          37,052
      Trustees fees and related expenses (Note G) ..............................         4,605              471           9,392
Accrued expenses and other payables ..........................................          12,482            4,756          27,171
                                                                                 -------------   --------------   -------------
         Total liabilities ...................................................       1,118,308          252,792       8,104,110
                                                                                 -------------   --------------   -------------
NET ASSETS                                                                       $ 419,500,562   $   32,510,238   $ 949,727,581
                                                                                 =============   ==============   =============

NET ASSETS CONSIST OF:
   Paid in capital ...........................................................   $ 285,847,894   $   29,925,539   $ 644,522,090
   Accumulated undistributed net investment income ...........................         154,020           10,984              --
   Accumulated net realized gain (loss) on investments .......................      37,034,969        1,432,509      64,485,724
   Net unrealized appreciation on investments and translation of assets and
      liabilities in foreign currency ........................................      96,463,679        1,141,206     240,719,767
                                                                                 -------------   --------------   -------------
TOTAL NET ASSETS                                                                 $ 419,500,562   $   32,510,238   $ 949,727,581
                                                                                 =============   ==============   =============
CLASS N:
   Net Assets ................................................................   $ 130,476,200   $   32,313,418   $ 823,036,090
   Shares of beneficial interest outstanding (unlimited authorization) .......       8,382,360        2,569,287      25,464,245
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .....................................   $       15.57   $        12.58   $       32.32
                                                                                 =============   ==============   =============
CLASS I:
   Net Assets ................................................................   $ 289,024,362   $      196,820   $ 126,691,491
   Shares of beneficial interest outstanding (unlimited authorization) .......      18,557,788           15,659       3,881,815
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .....................................   $       15.57   $        12.57   $       32.64
                                                                                 =============   ==============   =============
CLASS R:
   Net Assets ................................................................   $          --   $           --   $          --
   Shares of beneficial interest outstanding (unlimited authorization) .......              --               --              --
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .....................................   $          --   $           --   $          --
                                                                                 =============   ==============   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 69

Aston Funds
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED

--------------------------------------------------------------------------------

                                                                                  RIVER ROAD        VEREDUS
                                                                                 SMALL-MID CAP     AGGRESSIVE
                                                                                     FUND         GROWTH FUND
                                                                                 -------------   -------------
ASSETS:
Investments:
      Investments at cost ....................................................   $  17,423,289   $ 182,281,583
      Net unrealized appreciation ............................................         100,594      45,474,247
                                                                                 -------------   -------------
         Total investments at value ..........................................      17,523,883     227,755,830
Foreign currency (Cost $37,190) ..............................................              --              --
Cash .........................................................................              --              --
Receivables:
      Dividends and interest .................................................          13,088          23,119
      Fund shares sold .......................................................         259,962         327,876
      Investments and foreign currency sold ..................................          49,242       8,445,670
      Due from Adviser, net (Note G) .........................................           7,563              --
Deferred offering costs (Note B-9) ...........................................          20,958              --
Other assets .................................................................           7,123           5,014
                                                                                 -------------   -------------
         Total assets ........................................................      17,881,819     236,557,509
                                                                                 -------------   -------------

LIABILITIES:
Payables:
      Due to custodian .......................................................              --              --
      Investments and foreign currency purchased .............................          57,923       5,119,464
      Fund shares redeemed ...................................................          25,266         394,080
      Due to Adviser, net (Note G) ...........................................              --         195,534
      Administration fees (Note G) ...........................................           2,487           9,697
      Distribution fees (Note G) .............................................             548           6,248
      Audit and tax fees .....................................................          12,605          15,492
      Custodian fees .........................................................              --           6,171
      Transfer agent fees ....................................................           6,379          34,223
      Reports to shareholders expense ........................................             595              --
      Trustees fees and related expenses (Note G) ............................              77           4,459
Accrued expenses and other payables ..........................................           1,273          26,695
                                                                                 -------------   -------------
         Total liabilities ...................................................         107,153       5,812,063
                                                                                 -------------   -------------
NET ASSETS                                                                       $  17,774,666   $ 230,745,446
                                                                                 =============   =============

NET ASSETS CONSIST OF:
   Paid in capital ...........................................................   $  17,890,878   $ 131,917,875
   Accumulated undistributed net investment income ...........................          49,540              --
   Accumulated net realized gain (loss) on investments .......................        (266,346)     53,353,324
   Net unrealized appreciation on investments and translation of assets and
      liabilities in foreign currency ........................................         100,594      45,474,247
                                                                                 -------------   -------------
TOTAL NET ASSETS                                                                 $  17,774,666   $ 230,745,446
                                                                                 =============   =============
CLASS N:
   Net Assets ................................................................   $  10,292,329   $ 114,803,422
   Shares of beneficial interest outstanding (unlimited authorization) .......       1,016,207       5,121,005
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .....................................   $       10.13   $       22.42
                                                                                 =============   =============
CLASS I:
   Net Assets ................................................................   $   7,482,337   $ 115,942,024
   Shares of beneficial interest outstanding (unlimited authorization) .......         738,387       5,079,099
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .....................................   $       10.13   $       22.83
                                                                                 =============   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 70

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                     TAMRO         RIVER ROAD     RESOLUTION
                                                                                   SMALL CAP       SMALL CAP     GLOBAL EQUITY
                                                                                      FUND         VALUE FUND        FUND
                                                                                 -------------   -------------   -------------
ASSETS:
Investments:
      Investments at cost ....................................................   $ 304,044,837   $ 285,930,605   $   4,555,358
      Net unrealized appreciation ............................................      69,419,241      16,844,102         243,568
                                                                                 -------------   -------------   -------------
         Total investments at value ..........................................     373,464,078     302,774,707       4,798,926
Foreign currency (Cost $37,190) ..............................................              --              --          47,721
Cash .........................................................................              --              --              --
Receivables:
      Dividends and interest .................................................          57,376         194,796           5,729
      Fund shares sold .......................................................       1,063,109         264,396              --
      Investments and foreign currency sold ..................................              --         752,330          11,434
      Due from Adviser, net (Note G) .........................................              --              --          16,583
Deferred offering costs (Note B-9) ...........................................              --              --          37,082
Other assets .................................................................           1,085              69              --
                                                                                 -------------   -------------   -------------
         Total assets ........................................................     374,585,648     303,986,298       4,917,475
                                                                                 -------------   -------------   -------------

LIABILITIES:
Payables:
      Due to custodian .......................................................              --              --              --
      Investments and foreign currency purchased .............................              --         530,190          14,228
      Fund shares redeemed ...................................................       1,907,328         818,448              --
      Due to Adviser, net (Note G) ...........................................         252,520         235,591              --
      Administration fees (Note G) ...........................................          14,710          11,641           3,700
      Distribution fees (Note G) .............................................          12,649          12,885             261
      Audit and tax fees .....................................................          15,300          15,331          15,030
      Custodian fees .........................................................           4,494           6,314           4,786
      Transfer agent fees ....................................................          50,545         117,675           2,296
      Reports to shareholders expense ........................................          13,678           8,636             587
      Trustees fees and related expenses (Note G) ............................           3,992           3,457              34
Accrued expenses and other payables ..........................................           8,577           5,263             954
                                                                                 -------------   -------------   -------------
         Total liabilities ...................................................       2,283,793       1,765,431          41,876
                                                                                 -------------   -------------   -------------
NET ASSETS                                                                       $ 372,301,855   $ 302,220,867   $   4,875,599
                                                                                 =============   =============   =============

NET ASSETS CONSIST OF:
   Paid in capital ...........................................................   $ 285,825,302   $ 274,658,881   $   4,550,866
   Accumulated undistributed net investment income ...........................         131,380          81,448          42,253
   Accumulated net realized gain (loss) on investments .......................      16,925,932      10,636,436          38,017
   Net unrealized appreciation on investments and  translation of assets  and
      liabilities in foreign currency ........................................      69,419,241      16,844,102         244,463
                                                                                 -------------   -------------   -------------
TOTAL NET ASSETS                                                                 $ 372,301,855   $ 302,220,867   $   4,875,599
                                                                                 =============   =============   =============
CLASS N:
   Net Assets ................................................................   $ 235,242,462   $ 237,695,497   $   4,875,599
   Shares of beneficial interest outstanding (unlimited authorization) .......      11,207,853      16,537,333         457,182
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .....................................   $       20.99   $       14.37   $       10.66
                                                                                 =============   =============   =============
CLASS I:
   Net Assets ................................................................   $ 137,059,393   $   64,525,37   $          --
   Shares of beneficial interest outstanding (unlimited authorization) .......       6,476,406       4,489,933              --
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .....................................   $       21.16   $        14.3   $          --
                                                                                 =============   =============   =============

                                                                                   ABN AMRO        NEPTUNE        ABN AMRO
                                                                                 GLOBAL REAL    INTERNATIONAL   REAL ESTATE
                                                                                 ESTATE FUND        FUND            FUND
                                                                                 ------------   -------------   ------------
ASSETS:
Investments:
      Investments at cost ....................................................   $ 20,023,169   $   1,817,099   $ 87,151,632
      Net unrealized appreciation ............................................      1,966,196         410,763      3,629,909
                                                                                 ------------   -------------   ------------
         Total investments at value ..........................................     21,989,365       2,227,862     90,781,541
Foreign currency (Cost $37,190) ..............................................             --              --             --
Cash .........................................................................             --              --             --
Receivables:
      Dividends and interest .................................................         85,575           6,735         63,804
      Fund shares sold .......................................................             --              --        177,094
      Investments and foreign currency sold ..................................        163,672         130,738             --
      Due from Adviser, net (Note G) .........................................             --          18,189             --
Deferred offering costs (Note B-9) ...........................................         32,996          38,973             --
Other assets .................................................................             --              --            632
                                                                                 ------------   -------------   ------------
         Total assets ........................................................     22,271,608       2,422,497     91,023,071
                                                                                 ------------   -------------   ------------

LIABILITIES:
Payables:
      Due to custodian .......................................................        177,464          11,408         43,287
      Investments and foreign currency purchased .............................        427,096          14,160             --
      Fund shares redeemed ...................................................             --              --        205,370
      Due to Adviser, net (Note G) ...........................................             --              --         63,959
      Administration fees (Note G) ...........................................          4,714           3,819          5,341
      Distribution fees (Note G) .............................................          1,145              --          2,639
      Audit and tax fees .....................................................         15,030          15,030         15,011
      Custodian fees .........................................................          5,727           4,755          2,696
      Transfer agent fees ....................................................          2,758           2,618          9,329
      Reports to shareholders expense ........................................          1,715             248          1,687
      Trustees fees and related expenses (Note G) ............................             49               5          1,319
Accrued expenses and other payables ..........................................          1,305             789          4,060
                                                                                 ------------   -------------   ------------
         Total liabilities ...................................................        637,003          52,832        354,698
                                                                                 ------------   -------------   ------------
NET ASSETS                                                                       $ 21,634,605   $   2,369,665   $ 90,668,373
                                                                                 ============   =============   ============

NET ASSETS CONSIST OF:
   Paid in capital ...........................................................   $ 19,517,694   $   1,938,116   $ 63,880,791
   Accumulated undistributed net investment income ...........................        236,290          28,215        448,178
   Accumulated net realized gain (loss) on investments .......................        (83,274)         (7,221)    22,707,971
   Net unrealized appreciation on investments and translation of assets and
      liabilities in foreign currency ........................................      1,963,895         410,555      3,631,433
                                                                                 ------------   -------------   ------------
TOTAL NET ASSETS                                                                 $ 21,634,605   $   2,369,665   $ 90,668,373
                                                                                 ============   =============   ============
CLASS N:
   Net Assets ................................................................   $ 21,634,605   $          --   $ 49,122,972
   Shares of beneficial interest outstanding (unlimited authorization) .......      1,952,970              --      3,150,916
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .....................................   $      11.08   $          --   $      15.59
                                                                                 ============   =============   ============
CLASS I:
   Net Assets ................................................................             --   $   2,369,665   $ 41,545,401
   Shares of beneficial interest outstanding (unlimited authorization) .......             --         193,659      2,659,648
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .....................................             --   $       12.24   $      15.62
                                                                                 ============   =============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 71

Aston Funds
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED

--------------------------------------------------------------------------------

                                                                                   VEREDUS           MONTAG
                                                                                   SCITECH        & CALDWELL
                                                                                    FUND         BALANCED FUND
                                                                                -------------    -------------
ASSETS:
Investments:
      Investments at cost ...................................................   $   2,299,366    $  14,823,642
      Repurchase agreements .................................................              --               --
      Net unrealized appreciation (depreciation) ............................         450,040        2,994,248
                                                                                -------------    -------------
         Total investments at value .........................................       2,749,406       17,817,890
Cash ........................................................................              --               --
Receivables:
      Dividends and interest ................................................           1,865           69,035
      Fund shares sold ......................................................           1,171              780
      Investments and foreign currency sold .................................         105,057           63,502
      Due from Adviser, net (Note G) ........................................           7,172               --
Other assets ................................................................              34              412
                                                                                -------------    -------------
         Total assets .......................................................       2,864,705       17,951,619
                                                                                -------------    -------------
LIABILITIES:
Payables:
      Due to custodian ......................................................              --               --
      Dividend distribution .................................................              --               --
      Investments and foreign currency purchased ............................          13,063           57,728
      Fund shares redeemed ..................................................          14,013              269
      Due to Adviser, net (Note G) ..........................................              --              330
      Administration fees (Note G) ..........................................             876            1,995
      Distribution fees (Note G) ............................................             156              908
      Audit and tax fees ....................................................          12,927           16,038
      Custodian fees ........................................................           1,091            1,239
      Transfer agent fees ...................................................           3,606            7,596
      Reports to shareholders expense .......................................             424            1,221
      Trustees fees and related expenses (Note G) ...........................              37              270
Accrued expenses and other payables .........................................           2,636            3,082
                                                                                -------------    -------------
         Total liabilities ..................................................          48,829           90,676
                                                                                -------------    -------------
NET ASSETS                                                                      $   2,815,876    $  17,860,943
                                                                                =============    =============
NET ASSETS CONSIST OF:
   Paid in capital ..........................................................   $   3,410,433    $  22,452,085
   Accumulated undistributed (distribution in excess of) net
      investment income (loss) ..............................................              --         (328,742)
   Accumulated net realized gain (loss) on investments ......................      (1,044,597)      (7,256,648)
   Net unrealized appreciation (depreciation) on investments
      and translation of assets and liabilities in foreign currency .........         450,040        2,994,248
                                                                                -------------    -------------
TOTAL NET ASSETS                                                                $   2,815,876    $  17,860,943
                                                                                =============    =============
CLASS N:
   Net Assets ...............................................................   $   2,815,876    $  16,702,774
   Shares of beneficial interest outstanding (unlimited authorization) ......         314,247          836,068
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) ....................................   $        8.96    $       19.98
                                                                                =============    =============
CLASS I:
   Net Assets ...............................................................   $          --    $   1,158,169
   Shares of beneficial interest outstanding (unlimited authorization) ......              --           58,094
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) ....................................   $          --    $       19.94
                                                                                =============    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 72

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                    TCH              TCH
                                                                                   BALANCED     FIXED INCOME   INVESTMENT GRADE
                                                                                     FUND           FUND          BOND FUND
                                                                                -------------   ------------   ----------------
ASSETS:
Investments:
      Investments at cost ...................................................   $  32,484,823   $ 93,708,345   $     16,053,171
      Repurchase agreements .................................................              --             --                 --
      Net unrealized appreciation (depreciation) ............................       3,791,307       (615,229)          (215,955)
                                                                                -------------   ------------   ----------------
         Total investments at value .........................................      36,276,130     93,093,116         15,837,216
Cash ........................................................................           4,244             --                 --
Receivables:
      Dividends and interest ................................................         141,813        891,537            142,791
      Fund shares sold ......................................................             237         43,894                 --
      Investments and foreign currency sold .................................             530         77,399                 --
      Due from Adviser, net (Note G) ........................................              --             --              8,707
Other assets ................................................................           4,511          1,332                240
                                                                                -------------   ------------   ----------------
         Total assets .......................................................      36,427,465     94,107,278         15,988,954
                                                                                -------------   ------------   ----------------
LIABILITIES:
Payables:
      Due to custodian ......................................................              --         25,781                 --
      Dividend distribution .................................................              --        111,300             41,408
      Investments and foreign currency purchased ............................         448,321      1,868,560                 --
      Fund shares redeemed ..................................................              --         64,642                 --
      Due to Adviser, net (Note G) ..........................................          21,230          8,560                 --
      Administration fees (Note G) ..........................................              --          6,239              3,180
      Distribution fees (Note G) ............................................           1,946          2,852                 90
      Audit and tax fees ....................................................          16,099         16,063             15,798
      Custodian fees ........................................................           2,435          1,661                986
      Transfer agent fees ...................................................           7,609         12,169              6,149
      Reports to shareholders expense .......................................           1,801          4,291                843
      Trustees fees and related expenses (Note G) ...........................             536          1,203                277
Accrued expenses and other payables .........................................           3,503          4,414              2,904
                                                                                -------------   ------------   ----------------
         Total liabilities ..................................................         503,480      2,127,735             71,635
                                                                                -------------   ------------   ----------------
NET ASSETS                                                                      $  35,923,985   $ 91,979,543   $     15,917,319
                                                                                =============   ============   ================
NET ASSETS CONSIST OF:
   Paid in capital ..........................................................   $  26,319,365   $ 98,696,257   $     17,521,800
   Accumulated undistributed (distribution in excess of) net investment
      income (loss) .........................................................         (36,731)      (672,070)          (114,026)
   Accumulated net realized gain (loss) on investments ......................       5,850,044     (5,429,415)        (1,274,500)
   Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign
      currency ..............................................................       3,791,307       (615,229)          (215,955)
                                                                                -------------   ------------   ----------------
TOTAL NET ASSETS                                                                $  35,923,985   $ 91,979,543   $     15,917,319
                                                                                =============   ============   ================
CLASS N:
   Net Assets ...............................................................   $  35,923,985   $ 52,661,963   $      1,628,998
   Shares of beneficial interest outstanding (unlimited authorization) ......       4,507,976      5,409,578            179,358
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) ....................................   $        7.97   $       9.73   $           9.08
                                                                                =============   ============   ================
CLASS I:
   Net Assets ...............................................................   $          --   $ 39,317,580   $     14,288,321
   Shares of beneficial interest outstanding (unlimited authorization) ......              --      4,039,385          1,573,468
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) ....................................   $          --   $       9.73   $           9.08
                                                                                =============   ============   ================

                                                                                  MCDONNELL        ABN AMRO
                                                                                  MUNICIPAL     INVESTOR MONEY
                                                                                  BOND FUND       MARKET FUND
                                                                                -------------   --------------
ASSETS:
Investments:
      Investments at cost ...................................................   $  14,852,151   $   16,006,036
      Repurchase agreements .................................................              --       21,000,000
      Net unrealized appreciation (depreciation) ............................         854,485               --
                                                                                -------------   --------------
         Total investments at value .........................................      15,706,636       37,006,036
Cash ........................................................................              --               --
Receivables:
      Dividends and interest ................................................         229,259            3,746
      Fund shares sold ......................................................          17,500              656
      Investments and foreign currency sold .................................              --               --
      Due from Adviser, net (Note G) ........................................           5,170               --
Other assets ................................................................             488              831
                                                                                -------------   --------------
         Total assets .......................................................      15,959,053       37,011,269
                                                                                -------------   --------------
LIABILITIES:
Payables:
      Due to custodian ......................................................              --               --
      Dividend distribution .................................................          22,951              160
      Investments and foreign currency purchased ............................              --               --
      Fund shares redeemed ..................................................          38,404            6,871
      Due to Adviser, net (Note G) ..........................................              --           12,624
      Administration fees (Note G) ..........................................           4,283            1,641
      Distribution fees (Note G) ............................................             523               --
      Audit and tax fees ....................................................          15,717           15,121
      Custodian fees ........................................................             497            2,538
      Transfer agent fees ...................................................           8,632            8,516
      Reports to shareholders expense .......................................           1,473            1,834
      Trustees fees and related expenses (Note G) ...........................             294              837
Accrued expenses and other payables .........................................           3,113            2,150
                                                                                -------------   --------------
         Total liabilities ..................................................          95,887           52,292
                                                                                -------------   --------------
NET ASSETS                                                                      $  15,863,166   $   36,958,977
                                                                                =============   ==============
NET ASSETS CONSIST OF:
   Paid in capital ..........................................................   $  15,183,187   $   36,958,977
   Accumulated undistributed (distribution in excess of) net
      investment income (loss) ..............................................              --               --
   Accumulated net realized gain (loss) on investments ......................        (174,506)              --
   Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign
      currency ..............................................................         854,485               --
                                                                                -------------   --------------
TOTAL NET ASSETS                                                                $  15,863,166   $   36,958,977
                                                                                =============   ==============
CLASS N:
   Net Assets ...............................................................   $  15,863,166   $   36,958,977
   Shares of beneficial interest outstanding (unlimited authorization) ......       1,557,314       36,959,131
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) ....................................   $       10.19   $         1.00
                                                                                =============   ==============
CLASS I:
   Net Assets ...............................................................   $          --   $           --
   Shares of beneficial interest outstanding (unlimited authorization) ......              --               --
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) ....................................   $          --   $           --
                                                                                =============   ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 73

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Aston Funds
--------------------------------------------------------------------------------

FOR THE YEAR ENDED OCTOBER 31, 2007

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                                                                                   MONTAG
                                                                                 & CALDWELL         ABN AMRO
                                                                                 GROWTH FUND      GROWTH FUND
                                                                                -------------    -------------
INVESTMENT INCOME:
   Dividends ................................................................   $  25,125,471    $   8,754,087
   Less: foreign taxes withheld .............................................         (91,943)         (73,085)
   Interest .................................................................              --               --
                                                                                -------------    -------------
      Total investment income ...............................................      25,033,528        8,681,002
                                                                                -------------    -------------
EXPENSES:
   Investment advisory fees (Note G) ........................................      13,171,967        4,537,408
   Distribution expenses (a) (Note G) .......................................       1,948,909          793,427
   Transfer agent fees (Note G) .............................................         661,571          336,890
   Administration fees (Note G) .............................................         989,541          341,662
   Registration expenses ....................................................          34,068           14,777
   Custodian fees ...........................................................          87,232           35,747
   Audit and tax fees .......................................................          23,604           22,132
   Legal fees ...............................................................          64,750           26,106
   Amortization of offering costs (Note B-9) ................................              --               --
   Reports to shareholder expense ...........................................         116,754           42,893
   Trustees fees and related expenses (Note G) ..............................          99,523           29,727
   Interest expense (Note H) ................................................          29,016           35,281
   Other expenses ...........................................................         152,200           71,466
                                                                                -------------    -------------
      Total expenses before waivers/reimbursements ..........................      17,379,135        6,287,516
                                                                                -------------    -------------
      Less: Investment advisory fees waived (Note G) ........................              --               --
      Less: Expenses reimbursed (Note G) ....................................              --               --
                                                                                -------------    -------------
      Net expenses ..........................................................      17,379,135        6,287,516
                                                                                -------------    -------------
NET INVESTMENT INCOME (LOSS) ................................................       7,654,393        2,393,486
                                                                                -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments ..................................     270,312,389      101,428,826
   Net realized loss on foreign currency transactions .......................              --               --
   Net change in unrealized appreciation (depreciation)
      on investments ........................................................     172,125,874      (44,663,984)
                                                                                -------------    -------------

   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ..........................     442,438,263       56,764,842
                                                                                -------------    -------------

   NET INCREASE IN NET ASSETS FROM OPERATIONS ...............................   $ 450,092,656    $  59,158,328
                                                                                =============    =============

--------------------------------------------------------------------------------
(a) Distribution expense is incurred at the Class N level for all funds except ABN AMRO Growth Fund and Montag & Caldwell Growth Fund. The distribution expense for Class N and R of the ABN AMRO Growth Fund is $787,024 and $6,403, respectively. The distribution expense for Class N and R of the Montag & Caldwell Growth Fund is $1,943,257 and $5,652 respectively.

(b) Optimum Large Cap Opportunity Fund commenced investment operations on December 28, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 74

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                     OPTIMUM              TAMRO
                                                                              VEREDUS SELECT        LARGE CAP           LARGE CAP
                                                                                GROWTH FUND    OPPORTUNITY FUND (b)     VALUE FUND
                                                                              --------------   --------------------   --------------
INVESTMENT INCOME:
   Dividends ..............................................................   $      283,204   $            110,015   $     226,272
   Less: foreign taxes withheld ...........................................               --                     --            (684)
   Interest ...............................................................            7,106                  8,214              --
                                                                              --------------   --------------------   -------------
      Total investment income .............................................          290,310                118,229         225,588
                                                                              --------------   --------------------   -------------
EXPENSES:
   Investment advisory fees (Note G) ......................................          328,522                 95,238         125,112
   Distribution expenses (a) (Note G) .....................................           98,725                 29,762          39,098
   Transfer agent fees (Note G) ...........................................           79,775                 30,578          30,160
   Administration fees (Note G) ...........................................           34,717                 17,802          22,223
   Registration expenses ..................................................           30,510                 23,563          15,861
   Custodian fees .........................................................            4,933                  9,708           3,697
   Audit and tax fees .....................................................           28,171                 16,725          28,078
   Legal fees .............................................................            1,560                    377             614
   Amortization of offering costs (Note B-9) ..............................               --                 42,420              --
   Reports to shareholder expense .........................................            6,558                    730           1,432
   Trustees fees and related expenses (Note G) ............................            1,796                    455             713
   Interest expense (Note H) ..............................................               --                  2,835              --
   Other expenses .........................................................            5,384                  3,962           5,046
                                                                              --------------   --------------------   -------------
      Total expenses before waivers/reimbursements ........................          620,651                274,155         272,034
                                                                              --------------   --------------------   -------------
      Less: Investment advisory fees waived (Note G) ......................          (90,594)               (95,238)        (84,623)
      Less: Expenses reimbursed (Note G) ..................................               --                (44,354)             --
                                                                              --------------   --------------------   -------------
      Net expenses ........................................................          530,057                134,563         187,411
                                                                              --------------   --------------------   -------------
NET INVESTMENT INCOME (LOSS) ..............................................         (239,747)               (16,334)         38,177
                                                                              --------------   --------------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments ................................        8,669,732               (901,744)      1,223,493
   Net realized loss on foreign currency transactions .....................               --                     --              --
   Net change in unrealized appreciation (depreciation) on
      investments .........................................................        2,621,695              2,810,836       1,169,317
                                                                              --------------   --------------------   -------------

   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ........................       11,291,427              1,909,092       2,392,810
                                                                              --------------   --------------------   -------------

   NET INCREASE IN NET ASSETS FROM OPERATIONS .............................   $   11,051,680   $          1,892,758   $   2,430,987
                                                                              ==============   ====================   =============

                                                                                                     RIVER ROAD          OPTIMUM
                                                                                     VALUE        DYNAMIC EQUITY         MID CAP
                                                                                     FUND           INCOME FUND            FUND
                                                                              --------------   --------------------   --------------
INVESTMENT INCOME:
   Dividends ..............................................................   $    8,930,678   $          1,695,634   $   8,709,241
   Less: foreign taxes withheld ...........................................         (167,428)               (32,120)       (100,505)
   Interest ...............................................................               --                 14,546              --
                                                                              --------------   --------------------   -------------
      Total investment income .............................................        8,763,250              1,678,060       8,608,736
                                                                              --------------   --------------------   -------------
EXPENSES:
   Investment advisory fees (Note G) ......................................        3,150,174                234,559       5,905,944
   Distribution expenses (a) (Note G) .....................................          309,897                 83,604       1,753,681
   Transfer agent fees (Note G) ...........................................           40,277                 54,620         565,552
   Administration fees (Note G) ...........................................          215,521                 32,769         422,630
   Registration expenses ..................................................           31,476                 41,568          57,633
   Custodian fees .........................................................           30,868                 18,577          40,595
   Audit and tax fees .....................................................           26,315                 28,498          23,324
   Legal fees .............................................................           15,389                  1,376          31,406
   Amortization of offering costs (Note B-9) ..............................               --                     --              --
   Reports to shareholder expense .........................................           30,379                  8,753          80,534
   Trustees fees and related expenses (Note G) ............................           17,793                  1,617          36,549
   Interest expense (Note H) ..............................................               --                  1,831           2,605
   Other expenses .........................................................           32,823                  4,891          50,800
                                                                              --------------   --------------------   -------------
      Total expenses before waivers/reimbursements ........................        3,900,912                512,663       8,971,253
                                                                              --------------   --------------------   -------------
      Less: Investment advisory fees waived (Note G) ......................         (872,218)               (76,172)             --
      Less: Expenses reimbursed (Note G) ..................................               --                     --              --
                                                                              --------------   --------------------   -------------
      Net expenses ........................................................        3,028,694                436,491       8,971,253
                                                                              --------------   --------------------   -------------
NET INVESTMENT INCOME (LOSS) ..............................................        5,734,556              1,241,569        (362,517)
                                                                              --------------   --------------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments ................................       37,795,837              1,186,122      65,575,017
   Net realized loss on foreign currency transactions .....................               --                (12,586)             --
   Net change in unrealized appreciation (depreciation) on
      investments .........................................................       17,338,560                 82,377     127,454,856
                                                                              --------------   --------------------   -------------

   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ........................       55,134,397              1,255,913     193,029,873
                                                                              --------------   --------------------   -------------

   NET INCREASE IN NET ASSETS FROM OPERATIONS .............................   $   60,868,953   $          2,497,482   $ 192,667,356
                                                                              ==============   ====================   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 75

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--------------------------------------------------------------------------------

FOR THE YEAR ENDED OCTOBER 31, 2007

STATEMENT OF OPERATIONS - CONTINUED

--------------------------------------------------------------------------------

                                                                                               RIVER ROAD      VEREDUS
                                                                                             SMALL-MID CAP    AGGRESSIVE
                                                                                                FUND (a)     GROWTH FUND
                                                                                             -------------   ------------
INVESTMENT INCOME:
   Dividends .............................................................................   $     104,694   $    621,817
   Less: foreign taxes withheld ..........................................................            (289)            --
   Interest ..............................................................................           4,565             --
                                                                                             -------------   ------------
      Total investment income ............................................................         108,970        621,817
                                                                                             -------------   ------------
EXPENSES:
   Investment advisory fees (Note G) .....................................................          63,321      2,957,861
   Distribution expenses (Note G) ........................................................          10,437        440,518
   Transfer agent fees (Note G) ..........................................................          18,123        229,214
   Administration fees (Note G) ..........................................................          12,483        164,990
   Registration expenses .................................................................          19,910         27,753
   Custodian fees ........................................................................           9,186         28,304
   Audit and tax fees ....................................................................          16,724         22,057
   Legal fees ............................................................................             215         11,306
   Amortization of offering costs (Note B-9) .............................................          30,179             --
   Reports to shareholder expense ........................................................           4,701         28,047
   Trustees fees and related expenses (Note G) ...........................................             261         12,816
   Interest expense (Note H) .............................................................              --         56,312
   Other expenses ........................................................................           2,595         50,397
                                                                                             -------------   ------------
      Total expenses before waivers/reimbursements .......................................         188,135      4,029,575
                                                                                             -------------   ------------
      Less: Investment advisory fees waived (Note G) .....................................         (63,321)            --
      Less: Expenses reimbursed (Note G) .................................................         (35,205)            --
                                                                                             -------------   ------------
      Net expenses .......................................................................          89,609      4,029,575
                                                                                             -------------   ------------
NET INVESTMENT INCOME (LOSS) .............................................................          19,361     (3,407,758)
                                                                                             -------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments ...............................................        (266,346)    58,564,203
   Net realized gain (loss) on foreign currency transactions .............................              --             --
   Net change in unrealized appreciation (depreciation) on investments ...................         100,594     17,735,790
   Net change in unrealized appreciation (depreciation) on translation of assets and
      liabilities denominated in foreign currency ...........................                           --             --
                                                                                             -------------   ------------

   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ................................        (165,752)    76,299,993
                                                                                             -------------   ------------

   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .................................   $    (146,391)  $ 72,892,235
                                                                                             =============   ============

--------------------------------------------------------------------------------

(a) River Road Small-Mid Cap Fund commenced investment operations on March 29, 2007.

(b) Resolution Global Equity Fund commenced investment operations on August 13, 2007.

(c) ABN AMRO Global Real Estate Fund commenced investment operations on August 3, 2007.

(d)   Neptune International Fund commenced investment operations on August 6,
      2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 76

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                  TAMRO        RIVER ROAD      RESOLUTION
                                                                                SMALL CAP       SMALL CAP     GLOBAL EQUITY
                                                                                  FUND         VALUE FUND        FUND (b)
                                                                              ------------    ------------    -------------
INVESTMENT INCOME:
   Dividends .............................................................    $  3,177,654    $  5,560,799    $      23,694
   Less: foreign taxes withheld ..........................................              --         (18,345)            (611)
   Interest ..............................................................              --          70,774            1,675
                                                                              ------------    ------------    -------------
      Total investment income ............................................       3,177,654       5,613,228           24,758
                                                                              ------------    ------------    -------------
EXPENSES:
   Investment advisory fees (Note G) .....................................       3,114,389       2,856,920           10,206
   Distribution expenses (Note G) ........................................         575,157         681,176            2,552
   Transfer agent fees (Note G) ..........................................         233,987         493,349            3,698
   Administration fees (Note G) ..........................................         189,587         175,794            5,676
   Registration expenses .................................................          43,483          82,165            2,878
   Custodian fees ........................................................          18,762          34,425            5,392
   Audit and tax fees ....................................................          28,460          30,275           17,562
   Legal fees ............................................................          13,853           9,463               52
   Amortization of offering costs (Note B-9) .............................              --              --           11,148
   Reports to shareholder expense ........................................          36,091          53,019              588
   Trustees fees and related expenses (Note G) ...........................          16,141          15,323               63
   Interest expense (Note H) .............................................             487           2,050               --
   Other expenses ........................................................          23,463          16,637            1,010
                                                                              ------------    ------------    -------------
      Total expenses before waivers/reimbursements .......................       4,293,860       4,450,596           60,825
                                                                              ------------    ------------    -------------
      Less: Investment advisory fees waived (Note G) .....................        (108,979)             --          (10,206)
      Less: Expenses reimbursed (Note G) .................................              --              --          (35,309)
                                                                              ------------    ------------    -------------
      Net expenses .......................................................       4,184,881       4,450,596           15,310
                                                                              ------------    ------------    -------------
NET INVESTMENT INCOME (LOSS) .............................................      (1,007,227)      1,162,632            9,448
                                                                              ------------    ------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments ...............................      17,098,675      10,911,883           38,017
   Net realized gain (loss) on foreign currency transactions .............              --              --           21,657
   Net change in unrealized appreciation (depreciation) on investments ...      21,468,409       6,725,594          244,463

   Net change in unrealized appreciation (depreciation) on translation
     of assets and liabilities denominated in foreign currency ...........              --              --               --
                                                                              ------------    ------------    -------------

   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ................      38,567,084      17,637,477          304,137
                                                                              ------------    ------------    -------------

   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .................    $ 37,559,857    $ 18,800,109    $     313,585
                                                                              ============    ============    =============

                                                                                 ABN AMRO           NEPTUNE         ABN AMRO
                                                                                GLOBAL REAL      INTERNATIONAL    REAL ESTATE
                                                                              ESTATE FUND (c)       FUND (d)          FUND
                                                                              ---------------    -------------    ------------
INVESTMENT INCOME:
   Dividends .............................................................    $       177,776    $       8,273    $  3,609,075
   Less: foreign taxes withheld ..........................................             (9,189)            (118)        (40,659)
   Interest ..............................................................             13,606            3,403              --
                                                                              ---------------    -------------    ------------
      Total investment income ............................................            182,193           11,558       3,568,416
                                                                              ---------------    -------------    ------------
EXPENSES:
   Investment advisory fees (Note G) .....................................             49,993            4,613       1,118,165
   Distribution expenses (Note G) ........................................             12,498               --         168,735
   Transfer agent fees (Note G) ..........................................              4,160            4,021          56,280
   Administration fees (Note G) ..........................................              8,334            5,845          75,562
   Registration expenses .................................................              2,878            2,878          27,232
   Custodian fees ........................................................              6,066            5,863          12,859
   Audit and tax fees ....................................................             17,563           17,563          29,556
   Legal fees ............................................................                205               15           4,529
   Amortization of offering costs (Note B-9) .............................             12,541           12,123              --
   Reports to shareholder expense ........................................              1,716              248           7,647
   Trustees fees and related expenses (Note G) ...........................                247               19           5,208
   Interest expense (Note H) .............................................                 --               --             551
   Other expenses ........................................................              1,205              881          12,191
                                                                              ---------------    -------------    ------------
      Total expenses before waivers/reimbursements .......................            117,406           54,069       1,518,515
                                                                              ---------------    -------------    ------------
      Less: Investment advisory fees waived (Note G) .....................            (42,416)          (4,613)        (96,979)
      Less: Expenses reimbursed (Note G) .................................                 --          (43,689)             --
                                                                              ---------------    -------------    ------------
      Net expenses .......................................................             74,990            5,767       1,421,536
                                                                              ---------------    -------------    ------------
NET INVESTMENT INCOME (LOSS) .............................................            107,203            5,791       2,146,880
                                                                              ---------------    -------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments ...............................             80,851           (7,220)     21,171,855
   Net realized gain (loss) on foreign currency transactions .............            (47,579)          10,300         (86,432)
   Net change in unrealized appreciation (depreciation) on investments ...          1,966,196          410,763     (25,238,103)
   Net change in unrealized appreciation (depreciation) on translation
     of assets and liabilities denominated in foreign currency ...........             (2,301)            (208)          2,603
                                                                              ---------------    -------------    ------------

   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ................          1,997,167          413,635      (4,150,077)
                                                                              ---------------    -------------    ------------

   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .................    $     2,104,370    $     419,426    $ (2,003,197)
                                                                              ===============    =============    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 77

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--------------------------------------------------------------------------------

FOR THE YEAR ENDED OCTOBER 31, 2007

STATEMENT OF OPERATIONS - CONTINUED

--------------------------------------------------------------------------------

                                                                                VEREDUS        MONTAG
                                                                                SCITECH      & CALDWELL
                                                                                 FUND       BALANCED FUND
                                                                             ------------   -------------
INVESTMENT INCOME:
   Dividends .............................................................   $     11,782   $     222,849
   Less: foreign taxes withheld ..........................................             --            (757)
   Interest ..............................................................             14         313,513
                                                                             ------------   -------------
     Total investment income .............................................         11,796         535,605
                                                                             ------------   -------------
EXPENSES:
   Investment advisory fees (Note G) .....................................         32,522         165,101
   Distribution expenses (Note G) ........................................          8,132          45,110
   Transfer agent fees (Note G) ..........................................         21,778          46,505
   Administration fees (Note G) ..........................................         15,825          27,743
   Registration expenses .................................................         15,464          42,005
   Custodian fees ........................................................          4,840           5,212
   Audit and tax fees ....................................................         28,679          23,930
   Legal fees ............................................................            136             864
   Reports to shareholder expense ........................................            785           2,226
   Trustees fees and related expenses (Note G) ...........................            147             995
   Interest expense (Note H) .............................................             --           2,549
   Other expenses ........................................................          3,697           6,857
                                                                             ------------   -------------
     Total expenses before waivers/reimbursements ........................        132,005         369,097
                                                                             ------------   -------------
     Less: Investment advisory fees waived (Note G) ......................        (32,522)        (79,957)
     Less: Expenses reimbursed (Note G) ..................................        (47,449)             --
                                                                             ------------   -------------
     Net expenses ........................................................         52,034         289,140
                                                                             ------------   -------------
NET INVESTMENT INCOME (LOSS) .............................................        (40,238)        246,465
                                                                             ------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments ...............................        374,392       2,799,854
   Net change in unrealized appreciation (depreciation) on investments ...        306,313         105,356
                                                                             ------------   -------------

   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ................        680,705       2,905,210
                                                                             ------------   -------------

   NET INCREASE IN NET ASSETS FROM OPERATIONS ............................   $    640,467   $   3,151,675
                                                                             ============   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 78

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                TCH              TCH
                                                                               BALANCED     FIXED INCOME   INVESTMENT GRADE
                                                                                 FUND           FUND           BOND FUND
                                                                             ------------   ------------   ----------------
INVESTMENT INCOME:
   Dividends .............................................................   $    211,012   $    263,125   $         95,651
   Less: foreign taxes withheld ..........................................         (3,210)            --                 --
   Interest ..............................................................        980,938      5,429,960          1,005,671
                                                                             ------------   ------------   ----------------
     Total investment income .............................................      1,188,740      5,693,085          1,101,322
                                                                             ------------   ------------   ----------------
EXPENSES:
   Investment advisory fees (Note G) .....................................        298,963        552,489            105,553
   Distribution expenses (Note G) ........................................        106,709        149,115              5,176
   Transfer agent fees (Note G) ..........................................         24,328         68,382             35,979
   Administration fees (Note G) ..........................................         44,679         73,440             32,321
   Registration expenses .................................................         17,705         27,290             27,758
   Custodian fees ........................................................         12,436          7,260              4,298
   Audit and tax fees ....................................................         31,494         30,180             31,844
   Legal fees ............................................................          1,653          3,177                833
   Reports to shareholder expense ........................................          3,496          8,317                354
   Trustees fees and related expenses (Note G) ...........................          1,887          4,496                952
   Interest expense (Note H) .............................................          4,252          1,208                255
   Other expenses ........................................................         11,049         15,662              6,160
                                                                             ------------   ------------   ----------------
     Total expenses before waivers/reimbursements ........................        558,651        941,016            251,483
                                                                             ------------   ------------   ----------------
     Less: Investment advisory fees waived (Note G) ......................             --       (312,985)          (105,553)
     Less: Expenses reimbursed (Note G) ..................................             --             --             (5,168)
                                                                             ------------   ------------   ----------------
     Net expenses ........................................................        558,651        628,031            140,762
                                                                             ------------   ------------   ----------------
NET INVESTMENT INCOME (LOSS) .............................................        630,089      5,065,054            960,560
                                                                             ------------   ------------   ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments ...............................      6,181,989      2,201,858           (329,694)
   Net change in unrealized appreciation (depreciation) on investments ...     (2,481,379)      (480,477)           254,138
                                                                             ------------   ------------   ----------------

   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ................      3,700,610      1,721,381            (75,556)
                                                                             ------------   ------------   ----------------

   NET INCREASE IN NET ASSETS FROM OPERATIONS ............................   $  4,330,699   $  6,786,435   $        885,004
                                                                             ============   ============   ================

                                                                               MCDONNELL       ABN AMRO
                                                                               MUNICIPAL    INVESTOR MONEY
                                                                               BOND FUND      MARKET FUND
                                                                             ------------   --------------
INVESTMENT INCOME:
   Dividends .............................................................   $     27,350   $       33,851
   Less: foreign taxes withheld ..........................................             --               --
   Interest ..............................................................        956,094        3,186,564
                                                                             ------------   --------------
     Total investment income .............................................        983,444        3,220,415
                                                                             ------------   --------------
EXPENSES:
   Investment advisory fees (Note G) .....................................        131,050          242,971
   Distribution expenses (Note G) ........................................         21,936               --
   Transfer agent fees (Note G) ..........................................         20,057           41,805
   Administration fees (Note G) ..........................................         37,444           43,153
   Registration expenses .................................................         16,122           22,870
   Custodian fees ........................................................          2,197           11,111
   Audit and tax fees ....................................................         30,459           22,968
   Legal fees ............................................................            822            2,471
   Reports to shareholder expense ........................................          1,608            5,193
   Trustees fees and related expenses (Note G) ...........................            945            2,827
   Interest expense (Note H) .............................................            511               --
   Other expenses ........................................................          7,503           16,993
                                                                             ------------   --------------
     Total expenses before waivers/reimbursements ........................        270,654          412,362
                                                                             ------------   --------------
     Less: Investment advisory fees waived (Note G) ......................       (109,752)              --
     Less: Expenses reimbursed (Note G) ..................................             --               --
                                                                             ------------   --------------
     Net expenses ........................................................        160,902          412,362
                                                                             ------------   --------------
NET INVESTMENT INCOME (LOSS) .............................................        822,542        2,808,053
                                                                             ------------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments ...............................        (54,353)              --
   Net change in unrealized appreciation (depreciation) on investments ...       (287,290)              --
                                                                             ------------   --------------

   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ................       (341,643)              --
                                                                             ------------   --------------

   NET INCREASE IN NET ASSETS FROM OPERATIONS ............................   $    480,899   $    2,808,053
                                                                             ============   ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 79

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                     MONTAG & CALDWELL                       ABN AMRO
                                                                        GROWTH FUND                         GROWTH FUND
                                                             ---------------------------------   --------------------------------

                                                                  YEARS ENDED OCTOBER 31,             YEARS ENDED OCTOBER 31,
                                                                   2007              2006             2007             2006
                                                             ---------------   ---------------   --------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD ........................   $ 2,093,475,923   $ 2,720,779,560   $  908,528,310   $ 1,338,862,792
                                                             ---------------   ---------------   --------------   ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ..........................         7,654,393        10,567,448        2,393,486         1,386,366
   Net realized gain (loss) on investments ...............       270,312,389       178,041,946      101,428,826       105,651,927
   Net change in unrealized appreciation (depreciation)
      on investments and translation of assets and
      liabilities denominated in foreign currency ........       172,125,874          (542,285)     (44,663,984)      (40,159,133)
                                                             ---------------   ---------------   --------------   ---------------
      Net increase in net assets from operations .........       450,092,656       188,067,109       59,158,328        66,879,160
                                                             ---------------   ---------------   --------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N ............................................        (1,695,975)       (2,679,882)        (422,055)               --
      Class I ............................................        (5,870,562)       (9,512,208)      (1,969,081)       (1,514,894)
      Class R ............................................            (2,532)               --               --                --
   Net realized gain on investments:
      Class N ............................................        (5,661,531)               --      (49,264,625)      (39,262,754)
      Class I ............................................        (8,346,214)               --      (53,556,304)      (20,962,724)
      Class R ............................................            (3,905)               --         (203,793)          (55,562)
                                                             ---------------   ---------------   --------------   ---------------
         Total distributions .............................       (21,580,719)      (12,192,090)    (105,415,858)      (61,795,934)
                                                             ---------------   ---------------   --------------   ---------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N ............................................       206,823,862       203,108,173       60,677,810        91,562,732
      Class I ............................................       261,056,157       215,927,315       18,992,254        71,772,049
      Class R ............................................         3,626,234           259,091          309,771         1,159,338
   Proceeds from reinvestment of distributions:
      Class N ............................................         6,936,711         2,534,223       43,557,499        35,934,679
      Class I ............................................        12,602,328         8,084,120       54,244,184        21,578,017
      Class R ............................................             6,321                --          178,214            35,886
   Cost of shares redeemed:
      Class N ............................................      (468,614,678)     (418,992,691)    (359,042,719)     (570,368,704)
      Class I ............................................      (525,694,386)     (813,779,519)    (259,425,670)      (86,459,794)
      Class R ............................................          (718,478)         (319,368)      (1,384,149)         (631,911)
                                                             ---------------   ---------------   --------------   ---------------
         Net increase (decrease) from capital
            share transactions ...........................      (503,975,929)     (803,178,656)    (441,892,806)     (435,417,708)
                                                             ---------------   ---------------   --------------   ---------------
         Total increase (decrease) in net assets .........       (75,463,992)     (627,303,637)    (488,150,336)     (430,334,482)
                                                             ---------------   ---------------   --------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ...........   $ 2,018,011,931   $ 2,093,475,923   $  420,377,974   $   908,528,310
                                                             ===============   ===============   ==============   ===============
   (A) Undistributed net investment income ...............   $       684,227   $       598,903   $      295,191   $       291,976
                                                             ===============   ===============   ==============   ===============

--------------------------------------------------------------------------------
(a) Optimum Large Cap Opportunity Fund commenced investment operations on December 28, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                            VEREDUS SELECT          OPTIMUM LARGE CAP         TAMRO LARGE CAP
                                                              GROWTH FUND           OPPORTUNITY FUND            VALUE FUND
                                                      ---------------------------   -----------------   ---------------------------
                                                                                       PERIOD ENDED
                                                        YEARS ENDED OCTOBER 31,         OCTOBER 31,       YEARS ENDED OCTOBER 31,
                                                          2007           2006             2007(a)           2007           2006
                                                      ------------   ------------   -----------------   ------------   ------------
NET ASSETS AT BEGINNING OF PERIOD ..................  $ 35,702,444   $ 13,269,721   $              --   $ 15,863,669   $ 21,589,988
                                                      ------------   ------------   -----------------   ------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ....................      (239,747)       (72,327)            (16,334)        38,177        130,244
   Net realized gain (loss) on investments .........     8,669,732       (329,813)           (901,744)     1,223,493      2,227,972
   Net change in unrealized appreciation
      (depreciation) on investments and translation
      of assets and liabilities denominated in
      foreign currency .............................     2,621,695      2,284,821           2,810,836      1,169,317         34,338
                                                      ------------   ------------   -----------------   ------------   ------------
      Net increase in net assets from
        operations .................................    11,051,680      1,882,681           1,892,758      2,430,987      2,392,554
                                                      ------------   ------------   -----------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N ......................................            --             --                  --        (36,680)      (152,087)
      Class I ......................................            --             --                  --             --             --
      Class R ......................................            --             --                  --             --             --
   Net realized gain on investments:
      Class N ......................................            --        (19,255)                 --     (1,853,376)            --
      Class I ......................................            --             --                  --             --             --
      Class R ......................................            --             --                  --             --             --
                                                      ------------   ------------   -----------------   ------------   ------------
         Total distributions .......................            --        (19,255)                 --     (1,890,056)      (152,087)
                                                      ------------   ------------   -----------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N ......................................    14,465,000     28,781,808          52,214,049      1,668,134      2,270,591
      Class I ......................................     1,682,693        939,529                  --             --             --
      Class R ......................................            --             --                  --             --             --
   Proceeds from reinvestment of distributions:
      Class N ......................................            --         17,181                  --      1,804,294        145,318
      Class I ......................................            --             --                  --             --             --
      Class R ......................................            --             --                  --             --             --
   Cost of shares redeemed:
      Class N ......................................    (8,893,097)    (9,158,852)        (13,543,519)    (4,518,420)   (10,382,695)
      Class I ......................................        (9,262)       (10,369)                 --             --             --
      Class R ......................................            --             --                  --             --             --
                                                      ------------   ------------   -----------------   ------------   ------------
         Net increase (decrease) from capital
            share transactions .....................     7,245,334     20,569,297          38,670,530     (1,045,992)    (7,966,786)
                                                      ------------   ------------   -----------------   ------------   ------------
         Total increase (decrease) in net
            assets .................................    18,297,014     22,432,723          40,563,288       (505,061)    (5,726,319)
                                                      ------------   ------------   -----------------   ------------   ------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .....  $ 53,999,458   $ 35,702,444   $      40,563,288   $ 15,358,608   $ 15,863,669
                                                      ============   ============   =================   ============   ============
   (A) Undistributed net investment income .........  $         --   $         --   $          26,085   $      1,497   $         --
                                                      ============   ============   =================   ============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED

--------------------------------------------------------------------------------

                                                                                                       RIVER ROAD
                                                                          VALUE                      DYNAMIC EQUITY
                                                                           FUND                        INCOME FUND
                                                              -----------------------------   ----------------------------

                                                                 YEARS ENDED OCTOBER 31,         YEARS ENDED OCTOBER 31,
                                                                   2007            2006            2007           2006
                                                              -------------   -------------   -------------   ------------
NET ASSETS AT BEGINNING OF PERIOD .........................   $ 351,485,956   $ 288,285,791   $  15,899,329   $  5,325,624
                                                              -------------   -------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ...........................       5,734,556       5,631,245       1,241,569        299,645
   Net realized gain (loss) on investments and
      foreign currency transactions .......................      37,795,837      14,234,705       1,173,536        279,902
   Short-term capital gain distributions received .........              --              --              --            479
   Long-term capital gain distributions received ..........              --              --              --          2,308
   Net change in unrealized appreciation (depreciation)
      on investments and translation of assets
      and liabilities denominated in foreign currency .....      17,338,560      37,592,341          82,377      1,092,244
                                                              -------------   -------------   -------------   ------------
      Net increase (decrease) in net assets
         from operations ..................................      60,868,953      57,458,291       2,497,482      1,674,578
                                                              -------------   -------------   -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N .............................................      (1,640,053)     (1,514,453)     (1,004,255)      (282,923)
      Class I .............................................      (4,269,042)     (3,940,727)         (2,551)            --
   Net realized gain on investments:
      Class N .............................................      (4,166,904)     (1,521,026)       (200,230)            --
      Class I .............................................      (9,982,842)     (3,052,213)             --             --
                                                              -------------   -------------   -------------   ------------
         Total distributions ..............................     (20,058,841)    (10,028,419)     (1,207,036)      (282,923)
                                                              -------------   -------------   -------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N .............................................      53,673,402      20,283,165      40,324,007     16,540,433
      Class I .............................................         120,000      15,805,707         200,374             --
   Proceeds from reinvestment of distributions:
      Class N .............................................       5,744,218       2,925,329       1,141,486        118,813
      Class I .............................................      14,251,884       6,992,944           2,551             --
   Cost of shares redeemed:
      Class N .............................................     (45,784,341)    (29,592,732)    (26,347,941)    (7,477,196)
      Class I .............................................        (800,669)       (644,120)            (14)            --
                                                              -------------   -------------   -------------   ------------
         Net increase (decrease) from capital
            share transactions ............................      27,204,494      15,770,293      15,320,463      9,182,050
                                                              -------------   -------------   -------------   ------------
         Total increase (decrease) in net assets ..........      68,014,606      63,200,165      16,610,909     10,573,705
                                                              -------------   -------------   -------------   ------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ............   $ 419,500,562   $ 351,485,956   $  32,510,238   $ 15,899,329
                                                              =============   =============   =============   ============
      (A) Undistributed net investment income .............   $     154,020   $     328,210   $      10,984   $     10,547
                                                              =============   =============   =============   ============

--------------------------------------------------------------------------------
(a) River Road Small-Mid Cap Fund commenced investment operations on March 29, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                  RIVER ROAD
                                                                          OPTIMUM               SMALL-MID CAP
                                                                        MID CAP FUND                 FUND
                                                              -------------------------------   -------------
                                                                                                 PERIOD ENDED
                                                                  YEARS ENDED OCTOBER 31,        OCTOBER 31,
                                                                   2007             2006           2007(a)
                                                              --------------   --------------   -------------
NET ASSETS AT BEGINNING OF PERIOD .........................   $  659,560,772   $  621,888,361   $          --
                                                              --------------   --------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ...........................         (362,517)        (356,852)         19,361
   Net realized gain (loss) on investments and
      foreign currency transactions .......................       65,575,017       45,528,194        (266,346)
   Short-term capital gain distributions received .........               --               --              --
   Long-term capital gain distributions received ..........               --               --              --
   Net change in unrealized appreciation (depreciation)
      on investments and translation of assets
      and liabilities denominated in foreign currency .....      127,454,856       80,422,895         100,594
                                                              --------------   --------------   -------------
      Net increase (decrease) in net assets
         from operations ..................................      192,667,356      125,594,237        (146,391)
                                                              --------------   --------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N .............................................               --               --              --
      Class I .............................................               --               --              --
   Net realized gain on investments:
      Class N .............................................      (39,625,724)     (21,122,968)             --
      Class I .............................................       (5,925,649)      (2,864,757)             --
                                                              --------------   --------------   -------------
         Total distributions ..............................      (45,551,373)     (23,987,725)             --
                                                              --------------   --------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N .............................................      324,393,604      166,051,832      15,031,664
      Class I .............................................       42,062,063       22,697,159       9,037,159
   Proceeds from reinvestment of distributions:
      Class N .............................................       36,513,916       19,241,505              --
      Class I .............................................        5,039,035        2,546,016              --
   Cost of shares redeemed:
      Class N .............................................     (243,055,111)    (245,424,318)     (4,843,420)
      Class I .............................................      (21,902,681)     (29,046,295)     (1,304,346)
                                                              --------------   --------------   -------------
         Net increase (decrease) from capital
            share transactions ............................      143,050,826      (63,934,101)     17,921,057
                                                              --------------   --------------   -------------
         Total increase (decrease) in net assets ..........      290,166,809       37,672,411      17,774,666
                                                              --------------   --------------   -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ............   $  949,727,581   $  659,560,772   $  17,774,666
                                                              ==============   ==============   =============
      (A) Undistributed net investment income .............   $           --   $           --   $      49,540
                                                              ==============   ==============   =============

                                                                          VEREDUS
                                                                     AGGRESSIVE GROWTH
                                                                            FUND
                                                              -------------------------------

                                                                  YEARS ENDED OCTOBER 31,
                                                                   2007             2006
                                                              --------------   --------------
NET ASSETS AT BEGINNING OF PERIOD .........................   $  517,810,019   $  705,738,099
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ...........................       (3,407,758)      (7,292,453)
   Net realized gain (loss) on investments and
      foreign currency transactions .......................       58,564,203      105,379,858
   Short-term capital gain distributions received .........               --               --
   Long-term capital gain distributions received ..........               --               --
   Net change in unrealized appreciation (depreciation)
      on investments and translation of assets
      and liabilities denominated in foreign currency .....       17,735,790      (92,919,094)
                                                              --------------   --------------
      Net increase (decrease) in net assets
         from operations ..................................       72,892,235        5,168,311
                                                              --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N .............................................               --               --
      Class I .............................................               --               --
   Net realized gain on investments:
      Class N .............................................      (20,581,456)              --
      Class I .............................................       (9,299,234)              --
                                                              --------------   --------------
         Total distributions ..............................      (29,880,690)              --
                                                              --------------   --------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N .............................................       21,752,210      101,761,208
      Class I .............................................       31,028,220       49,584,463
   Proceeds from reinvestment of distributions:
      Class N .............................................       19,760,405               --
      Class I .............................................        7,691,304               --
   Cost of shares redeemed:
      Class N .............................................     (314,715,342)    (289,738,756)
      Class I .............................................      (95,592,915)     (54,703,306)
                                                              --------------   --------------
         Net increase (decrease) from capital
            share transactions ............................     (330,076,118)    (193,096,391)
                                                              --------------   --------------
         Total increase (decrease) in net assets ..........     (287,064,573)    (187,928,080)
                                                              --------------   --------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ............   $  230,745,446   $  517,810,019
                                                              ==============   ==============
      (A) Undistributed net investment income .............   $           --   $           --
                                                              ==============   ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 83

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED

--------------------------------------------------------------------------------

                                                                                TAMRO                         RIVER ROAD
                                                                           SMALL CAP FUND                SMALL CAP VALUE FUND
                                                                   ------------------------------   ------------------------------

                                                                       YEARS ENDED OCTOBER 31,          YEARS ENDED OCTOBER 31,
                                                                        2007             2006            2007             2006
                                                                   --------------   -------------   --------------   -------------
NET ASSETS AT BEGINNING OF PERIOD ..............................   $  246,443,981   $ 160,381,859   $  167,437,729   $   6,299,392
                                                                   --------------   -------------   --------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ................................       (1,007,227)       (616,289)       1,162,632         269,582
   Net realized gain on investments and
      foreign currency transactions ............................       17,098,675      15,842,217       10,911,883       1,833,142
   Net change in unrealized appreciation
      (depreciation) on investments and translation
      of assets and liabilities denominated
      in foreign currency ......................................       21,468,409      26,581,227        6,725,594      10,022,179
                                                                   --------------   -------------   --------------   -------------
      Net increase (decrease) in net assets from operations ....       37,559,857      41,807,155       18,800,109      12,124,903
                                                                   --------------   -------------   --------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N ..................................................               --              --         (983,703)             --
      Class I ..................................................               --              --         (240,447)             --
   Net realized gain on investments:
      Class N ..................................................      (10,988,047)             --       (2,150,824)             --
      Class I ..................................................       (4,397,871)             --          (29,168)             --
                                                                   --------------   -------------   --------------   -------------
         Total distributions ...................................      (15,385,918)             --       (3,404,142)             --
                                                                   --------------   -------------   --------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N ..................................................      138,693,473      97,057,060      214,386,993     167,436,095
      Class I ..................................................      110,501,288      55,954,648       68,417,236              --
   Proceeds from reinvestment of distributions:
      Class N ..................................................       10,175,793              --        2,821,696              --
      Class I ..................................................        2,712,397              --          192,604              --
   Cost of shares redeemed:
      Class N ..................................................     (110,045,531)    (96,407,979)    (162,304,426)    (18,422,661)
      Class I ..................................................      (48,353,485)    (12,348,762)      (4,126,932)             --
                                                                   --------------   -------------   --------------   -------------
         Net increase (decrease) from capital share
            transactions .......................................      103,683,935      44,254,967      119,387,171     149,013,434
                                                                   --------------   -------------   --------------   -------------
         Total increase (decrease) in net assets ...............      125,857,874      86,062,122      134,783,138     161,138,337
                                                                   --------------   -------------   --------------   -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .................   $  372,301,855   $ 246,443,981   $  302,220,867   $ 167,437,729
                                                                   ==============   =============   ==============   =============
      (A) Undistributed net investment income ..................   $      131,380   $     252,356   $       81,448   $     246,479
                                                                   ==============   =============   ==============   =============

--------------------------------------------------------------------------------
(a) Resolution Global Equity Fund commenced investment operations on August 13, 2007.

(b) ABN AMRO Global Real Estate Fund commenced investment operations on August 3, 2007.

(c)   Neptune International Fund commenced investment operations on August 6,
      2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 84

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     RESOLUTION    ABN AMRO GLOBAL      NEPTUNE
                                                                   GLOBAL EQUITY     REAL ESTATE     INTERNATIONAL
                                                                        FUND             FUND             FUND
                                                                   -------------   ---------------   -------------
                                                                    PERIOD ENDED     PERIOD ENDED     PERIOD ENDED
                                                                    OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                                      2007(a)          2007(b)          2007(c)
                                                                   -------------   ---------------   -------------
NET ASSETS AT BEGINNING OF PERIOD ..............................   $          --   $            --   $          --
                                                                   -------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ................................           9,448           107,203           5,791
   Net realized gain on investments and
      foreign currency transactions ............................          59,674            33,272           3,080
   Net change in unrealized appreciation
      (depreciation) on investments and translation
      of assets and liabilities denominated
      in foreign currency ......................................         244,463         1,963,895         410,555
                                                                   -------------   ---------------   -------------
      Net increase (decrease) in net assets from operations ....         313,585         2,104,370         419,426
                                                                   -------------   ---------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N ..................................................              --                --              --
      Class I ..................................................              --                --              --
   Net realized gain on investments:
      Class N ..................................................              --                --              --
      Class I ..................................................              --                --              --
                                                                   -------------   ---------------   -------------
         Total distributions ...................................              --                --              --
                                                                   -------------   ---------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N ..................................................       4,562,024        19,530,246              --
      Class I ..................................................              --                --       1,950,251
   Proceeds from reinvestment of distributions:
      Class N ..................................................              --                --              --
      Class I ..................................................              --                --              --
   Cost of shares redeemed:
      Class N ..................................................             (10)              (11)             --
      Class I ..................................................              --                --             (12)
                                                                   -------------   ---------------   -------------
         Net increase (decrease) from capital share
            transactions .......................................       4,562,014        19,530,235       1,950,239
                                                                   -------------   ---------------   -------------
         Total increase (decrease) in net assets ...............       4,875,599        21,634,605       2,369,665
                                                                   -------------   ---------------   -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .................   $   4,875,599   $    21,634,605   $   2,369,665
                                                                   =============   ===============   =============
      (A) Undistributed net investment income ..................   $      42,253   $       236,290   $      28,215
                                                                   =============   ===============   =============

                                                                              ABN AMRO                       VEREDUS
                                                                          REAL ESTATE FUND                 SCITECH FUND
                                                                   -----------------------------   ---------------------------

                                                                      YEARS ENDED OCTOBER 31,        YEARS ENDED OCTOBER 31,
                                                                        2007            2006           2007           2006
                                                                   -------------   -------------   ------------   ------------
NET ASSETS AT BEGINNING OF PERIOD ..............................   $ 118,531,381   $  87,561,637   $  3,409,003   $  4,553,922
                                                                   -------------   -------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ................................       2,146,880       2,014,141        (40,238)       (50,162)
   Net realized gain on investments and
      foreign currency transactions ............................      21,085,423      24,074,545        374,392        567,029
   Net change in unrealized appreciation
      (depreciation) on investments and translation
      of assets and liabilities denominated
      in foreign currency ......................................     (25,235,500)      7,993,747        306,313       (342,388)
                                                                   -------------   -------------   ------------   ------------
      Net increase (decrease) in net assets from operations ....      (2,003,197)     34,082,433        640,467        174,479
                                                                   -------------   -------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N ..................................................        (190,594)       (449,156)            --             --
      Class I ..................................................        (164,987)       (370,550)            --             --
   Net realized gain on investments:
      Class N ..................................................     (15,755,762)     (6,115,413)            --             --
      Class I ..................................................      (9,790,333)     (3,722,701)            --             --
                                                                   -------------   -------------   ------------   ------------
         Total distributions ...................................     (25,901,676)    (10,657,820)            --             --
                                                                   -------------   -------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N ..................................................      25,180,278      20,175,988        701,901      1,376,033
      Class I ..................................................          55,849       4,511,196             --             --
   Proceeds from reinvestment of distributions:
      Class N ..................................................      15,714,374       6,469,845             --             --
      Class I ..................................................       9,955,320       4,093,252             --             --
   Cost of shares redeemed:
      Class N ..................................................     (46,588,908)    (22,800,811)    (1,935,495)    (2,695,431)
      Class I ..................................................      (4,275,048)     (4,904,339)            --             --
                                                                   -------------   -------------   ------------   ------------
         Net increase (decrease) from capital share
            transactions .......................................          41,865       7,545,131     (1,233,594)    (1,319,398)
                                                                   -------------   -------------   ------------   ------------
         Total increase (decrease) in net assets ...............     (27,863,008)     30,969,744       (593,127)    (1,144,919)
                                                                   -------------   -------------   ------------   ------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .................   $  90,668,373   $ 118,531,381   $  2,815,876   $  3,409,003
                                                                   =============   =============   ============   ============
      (A) Undistributed net investment income ..................   $     448,178   $         719   $         --   $         --
                                                                   =============   =============   ============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 85

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED

--------------------------------------------------------------------------------

                                                                  MONTAG & CALDWELL
                                                                    BALANCED FUND                    BALANCED FUND
                                                            -----------------------------   ------------------------------
                                                               YEARS ENDED OCTOBER 31,          YEARS ENDED OCTOBER 31,
                                                                 2007            2006            2007            2006
                                                            -------------   -------------   -------------   --------------
NET ASSETS AT BEGINNING OF YEAR .........................   $  30,995,506   $  68,367,989   $  60,831,234   $  173,051,478
                                                            -------------   -------------   -------------   --------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income ................................         246,465         561,605         630,089        1,249,001
   Net realized gain (loss) on investments ..............       2,799,854       3,853,595       6,181,989       20,027,943
   Net change in unrealized appreciation (depreciation)
      on investments ....................................         105,356      (1,744,561)     (2,481,379)     (14,612,832)
                                                            -------------   -------------   -------------   --------------
      Net increase in net assets from operations ........       3,151,675       2,670,639       4,330,699        6,664,112
                                                            -------------   -------------   -------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N ...........................................        (240,860)       (577,358)       (705,675)      (1,538,340)
      Class I ...........................................         (74,233)       (213,087)             --               --
   Net realized gain on investments:
      Class N ...........................................              --              --     (17,246,611)      (8,738,671)
                                                            -------------   -------------   -------------   --------------
         Total distributions ............................        (315,093)       (790,445)    (17,952,286)     (10,277,011)
                                                            -------------   -------------   -------------   --------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N ...........................................       1,776,744       4,133,925       4,106,378        9,368,744
      Class I ...........................................         640,027       4,281,107              --               --
   Proceeds from reinvestment of distributions:
      Class N ...........................................         235,427         569,934      17,742,884       10,204,888
      Class I ...........................................          73,386         211,177              --               --
   Cost of shares redeemed:
      Class N ...........................................     (11,220,097)    (31,394,495)    (33,134,924)    (128,180,977)
      Class I ...........................................      (7,476,632)    (17,054,325)             --               --
                                                            -------------   -------------   -------------   --------------
         Net decrease from capital share transactions ...     (15,971,145)    (39,252,677)    (11,285,662)    (108,607,345)
                                                            -------------   -------------   -------------   --------------
         Total decrease in net assets ...................     (13,134,563)    (37,372,483)    (24,907,249)    (112,220,244)
                                                            -------------   -------------   -------------   --------------
NET ASSETS AT END OF YEAR (INCLUDING LINE A) ............   $  17,860,943   $  30,995,506   $  35,923,985   $   60,831,234
                                                            =============   =============   =============   ==============
   (A) Undistributed (distributions in excess of) net
      investment income .................................   $    (328,742)  $    (426,703)  $     (36,731)  $       (2,930)
                                                            =============   =============   =============   ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


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--------------------------------------------------------------------------------

                                                                         TCH                     TCH INVESTMENT GRADE
                                                                  FIXED INCOME FUND                   BOND FUND
                                                            -----------------------------   -----------------------------
                                                               YEARS ENDED OCTOBER 31,         YEARS ENDED OCTOBER 31,
                                                                 2007            2006            2007            2006
                                                            -------------   -------------   -------------   -------------
NET ASSETS AT BEGINNING OF YEAR .........................   $ 120,243,877   $ 211,682,793   $  28,986,923   $  36,037,644
                                                            -------------   -------------   -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income ................................       5,065,054       7,694,965         960,560       1,280,072
   Net realized gain (loss) on investments ..............       2,201,858      (4,341,385)       (329,694)       (263,296)
   Net change in unrealized appreciation (depreciation)
      on investments ....................................        (480,477)      3,074,653         254,138         337,978
                                                            -------------   -------------   -------------   -------------
      Net increase in net assets from operations ........       6,786,435       6,428,233         885,004       1,354,754
                                                            -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N ...........................................      (3,051,522)     (5,401,290)        (95,366)       (136,274)
      Class I ...........................................      (2,229,363)     (2,746,221)       (917,756)     (1,256,892)
   Net realized gain on investments:
      Class N ...........................................              --              --              --              --
                                                            -------------   -------------   -------------   -------------
         Total distributions ............................      (5,280,885)     (8,147,511)     (1,013,122)     (1,393,166)
                                                            -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N ...........................................      10,675,012      21,350,197         285,612         366,097
      Class I ...........................................       5,492,323       4,515,699         664,041         547,229
   Proceeds from reinvestment of distributions:
      Class N ...........................................       2,902,724       5,089,856          90,001         134,947
      Class I ...........................................       1,164,156       1,342,093         333,590         522,598
   Cost of shares redeemed:
      Class N ...........................................     (38,979,747)    (86,900,664)     (1,626,308)     (1,231,833)
      Class I ...........................................     (11,024,352)    (35,116,819)    (12,688,422)     (7,351,347)
                                                            -------------   -------------   -------------   -------------
         Net decrease from capital share transactions ...     (29,769,884)    (89,719,638)    (12,941,486)     (7,012,309)
                                                            -------------   -------------   -------------   -------------
         Total decrease in net assets ...................     (28,264,334)    (91,438,916)    (13,069,604)     (7,050,721)
                                                            -------------   -------------   -------------   -------------
NET ASSETS AT END OF YEAR (INCLUDING LINE A) ............   $  91,979,543   $ 120,243,877   $  15,917,319   $  28,986,923
                                                            =============   =============   =============   =============
   (A) Undistributed (distributions in excess of) net
      investment income .................................   $    (672,070)  $    (657,646)  $    (114,026)  $    (222,744)
                                                            =============   =============   =============   =============

                                                                      MCDONNELL
                                                                 MUNICIPAL BOND FUND
                                                            -----------------------------
                                                               YEARS ENDED OCTOBER 31,
                                                                 2007            2006
                                                            -------------   -------------
NET ASSETS AT BEGINNING OF YEAR .........................   $  38,595,154   $  69,070,240
                                                            -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income ................................         822,542       2,257,444
   Net realized gain (loss) on investments ..............         (54,353)       (120,153)
   Net change in unrealized appreciation (depreciation)
      on investments ....................................        (287,290)        364,364
                                                            -------------   -------------
      Net increase in net assets from operations ........         480,899       2,501,655
                                                            -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N ...........................................        (822,542)     (2,257,444)
      Class I ...........................................              --              --
   Net realized gain on investments:
      Class N ...........................................              --        (152,759)
                                                            -------------   -------------
         Total distributions ............................        (822,542)     (2,410,203)
                                                            -------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N ...........................................       1,307,553      16,159,465
      Class I ...........................................              --              --
   Proceeds from reinvestment of distributions:
      Class N ...........................................         417,837       1,494,092
      Class I ...........................................              --              --
   Cost of shares redeemed:
      Class N ...........................................     (24,115,735)    (48,220,095)
      Class I ...........................................              --              --
                                                            -------------   -------------
         Net decrease from capital share transactions ...     (22,390,345)    (30,566,538)
                                                            -------------   -------------
         Total decrease in net assets ...................     (22,731,988)    (30,475,086)
                                                            -------------   -------------
NET ASSETS AT END OF YEAR (INCLUDING LINE A) ............   $  15,863,166   $  38,595,154
                                                            =============   =============
   (A) Undistributed (distributions in excess of) net
      investment income .................................   $          --   $          --
                                                            =============   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED

--------------------------------------------------------------------------------

                                                                    ABN AMRO INVESTOR
                                                                    MONEY MARKET FUND
                                                            --------------------------------
                                                                 YEARS ENDED OCTOBER 31,
                                                                 2007              2006
                                                            --------------   ---------------
NET ASSETS AT BEGINNING OF YEAR .........................   $   84,777,541   $   117,038,683
                                                            --------------   ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income ................................        2,808,053         4,183,675
                                                            --------------   ---------------
   Net increase in net assets from operations ...........        2,808,053         4,183,675
                                                            --------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class I ...........................................       (2,808,053)       (4,183,675)
   Net realized gain on investments:
      Class N ...........................................               --              (324)
                                                            --------------   ---------------
         Total distributions ............................       (2,808,053)       (4,183,999)
                                                            --------------   ---------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class I ...........................................      103,413,666       294,006,932
   Proceeds from reinvestment of distributions:
      Class I ...........................................        1,932,185         1,951,658
   Cost of shares redeemed:
      Class I ...........................................     (153,164,415)     (328,219,408)
                                                            --------------   ---------------
         Net decrease from capital share transactions ...      (47,818,564)      (32,260,818)
                                                            --------------   ---------------
         Total decrease in net assets ...................      (47,818,564)      (32,261,142)
                                                            --------------   ---------------
NET ASSETS AT END OF YEAR (INCLUDING LINE A) ............   $   36,958,977   $    84,777,541
                                                            ==============   ===============
   (A) Undistributed net investment income ..............   $           --   $            --
                                                            ==============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


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--------------------------------------------------------------------------------

MONTAG & CALDWELL GROWTH FUND - CLASS N                         OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                         YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
                                                       10/31/07       10/31/06         10/31/05        10/31/04        10/31/03
                                                     -----------     -----------     -----------     -----------     -----------
Net Asset Value, Beginning of Year. ...............  $     25.15     $     23.35     $     21.53     $     20.74     $     19.03
                                                     -----------     -----------     -----------     -----------     -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .......................         0.06(a)         0.07(a)         0.05(a)         0.04(a)         0.06(a)
      Net realized and unrealized gain on
         investments ..............................         6.54            1.80            1.83            0.77            1.65
                                                     -----------     -----------     -----------     -----------     -----------
         Total from investment operations .........         6.60            1.87            1.88            0.81            1.71
                                                     -----------     -----------     -----------     -----------     -----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income .................        (0.06)          (0.07)          (0.06)          (0.02)             --
      Distributions from net realized gain on
         investments ..............................        (0.18)             --              --              --              --
                                                     -----------     -----------     -----------     -----------     -----------
         Total distributions ......................        (0.24)          (0.07)          (0.06)          (0.02)             --
                                                     -----------     -----------     -----------     -----------     -----------
Net increase in net asset value ...................         6.36            1.80            1.82            0.79            1.71
                                                     -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year ......................  $     31.51     $     25.15     $     23.35     $     21.53     $     20.74
                                                     ===========     ===========     ===========     ===========     ===========
TOTAL RETURN ......................................        26.41%           8.02%           8.72%           3.89%           8.99%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) .............  $   759,567     $   846,100     $   992,229     $ 1,018,935     $   967,300
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ...................         1.07%(b)        1.06%(b)        1.03%           1.02%           1.06%
      After reimbursement and/or waiver of
         expenses by Adviser ......................         1.07%(b)        1.06%(b)        1.03%           1.02%           1.06%
   Ratios of net investment income to average net
      assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ......................         0.23%           0.28%           0.20%           0.20%           0.29%
      After reimbursement and/or waiver of
         expenses by Adviser ......................         0.23%           0.28%           0.20%           0.20%           0.29%
   Portfolio Turnover .............................        69.02%          68.74%          52.16%          52.86%          38.76%

--------------------------------------------------------------------------------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007 and the year ended October 31, 2006. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


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--------------------------------------------------------------------------------

MONTAG & CALDWELL GROWTH FUND - CLASS I                         OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
                                                       10/31/07        10/31/06        10/31/05        10/31/04        10/31/03
                                                     -----------     -----------     -----------     -----------     -----------
Net Asset Value, Beginning of Year ................  $     25.24     $     23.44     $     21.61     $     20.84     $     19.22
                                                     -----------     -----------     -----------     -----------     -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .......................         0.14(a)         0.13(a)         0.11(a)         0.10(a)         0.12(a)
      Net realized and unrealized gain on
         investments ..............................         6.55            1.82            1.83            0.77            1.66
                                                     -----------     -----------     -----------     -----------     -----------
         Total from investment operations .........         6.69            1.95            1.94            0.87            1.78
                                                     -----------     -----------     -----------     -----------     -----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income .................        (0.14)          (0.15)          (0.11)          (0.10)          (0.16)
      Distributions from net realized gain on
         investments ..............................        (0.18)             --              --              --              --
                                                     -----------     -----------     -----------     -----------     -----------
         Total distributions ......................        (0.32)          (0.15)          (0.11)          (0.10)          (0.16)
                                                     -----------     -----------     -----------     -----------     -----------
Net increase in net asset value ...................         6.37            1.80            1.83            0.77            1.62
                                                     -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year ......................  $     31.61     $     25.24     $     23.44     $     21.61     $     20.84
                                                     ===========     ===========     ===========     ===========     ===========
TOTAL RETURN ......................................        26.72%           8.36%           8.99%           4.19%           9.35%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) .............  $ 1,254,382     $ 1,246,683     $ 1,727,848     $ 2,184,511     $ 2,151,687
   Ratios of expenses to average net assets:
   Before reimbursement and/or waiver of
      expenses by Adviser .........................         0.79%(b)        0.78%(b)        0.75%           0.74%           0.77%
      After reimbursement and/or waiver of
         expenses by Adviser ......................         0.79%(b)        0.78%(b)        0.75%           0.74%           0.77%
      Ratios of net investment income to average
         net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ......................         0.51%           0.56%           0.48%           0.48%           0.58%
   After reimbursement and/or waiver of
      expenses by Adviser .........................         0.51%           0.56%           0.48%           0.48%           0.58%
   Portfolio Turnover .............................        69.02%          68.74%          52.16%          52.86%          38.76%

--------------------------------------------------------------------------------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007 and the year ended October 31, 2006. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


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MONTAG & CALDWELL GROWTH FUND - CLASS R                         OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         YEAR            YEAR            YEAR            YEAR           PERIOD
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
                                                       10/31/07        10/31/06        10/31/05        10/31/04      10/31/03(a)
                                                     -----------     -----------     -----------     -----------     -----------
Net Asset Value, Beginning of Period. .............  $     25.04     $     23.23     $     21.43     $     20.69     $     18.59
                                                     -----------     -----------     -----------     -----------     -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) ................           --(b)         0.01(b)        (0.01)(b)       (0.01)(b)        0.05(b)
      Net realized and unrealized gain on
         investments ..............................         6.49            1.80            1.83            0.77            2.05
                                                     -----------     -----------     -----------     -----------     -----------
         Total from investment operations .........         6.49            1.81            1.82            0.76            2.10
                                                     -----------     -----------     -----------     -----------     -----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income .................        (0.02)             --           (0.02)          (0.02)             --
      Distributions from net realized gain on
         investments ..............................        (0.18)             --              --              --              --
                                                     -----------     -----------     -----------     -----------     -----------
         Total distributions ......................        (0.20)             --           (0.02)          (0.02)             --
                                                     -----------     -----------     -----------     -----------     -----------
Net increase in net asset value ...................         6.29            1.81            1.80            0.74            2.10
                                                     -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period ....................  $     31.33     $     25.04     $     23.23     $     21.43     $     20.69
                                                     ===========     ===========     ===========     ===========     ===========
TOTAL RETURN ......................................        26.06%           7.79%           8.50%           3.65%          11.30%(c)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...........  $     4,062     $       693     $       703     $       459     $       111
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ......................         1.29%(e)        1.28%(e)        1.25%           1.24%           1.30%(d)
      After reimbursement and/or waiver of
         expenses by Adviser ......................         1.29%(e)        1.28%(e)        1.25%           1.24%           1.30%(d)
   Ratios of net investment income (loss)
      to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ......................         0.01%           0.06%          (0.02)%         (0.02)%          0.32%(d)
      After reimbursement and/or waiver of
         expenses by Adviser ......................         0.01%           0.06%          (0.02)%         (0.02)%          0.32%(d)
   Portfolio Turnover .............................        69.02%          68.74%          52.16%          52.86%          38.76%

--------------------------------------------------------------------------------
(a) Montag & Caldwell Growth Fund - Class R commenced investment operations on December 31, 2002.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Not Annualized.

(d)   Annualized.

(e) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007 and the year ended October 31, 2006. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


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--------------------------------------------------------------------------------

ABN AMRO GROWTH FUND - CLASS N                                  OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
                                                       10/31/07        10/31/06        10/31/05        10/31/04       10/31/03
                                                     -----------     -----------     -----------     -----------     -----------
Net Asset Value, Beginning of Year ................  $     22.82     $     22.66     $     21.76     $     21.14     $     18.55
                                                     -----------     -----------     -----------     -----------     -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) ................         0.05(a)           --(b)         0.05(a)        (0.05)(a)       (0.02)
      Net realized and unrealized
         gain on investments ......................         2.39            1.25            0.90            0.67            2.61
                                                     -----------     -----------     -----------     -----------     -----------
         Total from investment operations .........         2.44            1.25            0.95            0.62            2.59
                                                     -----------     -----------     -----------     -----------     -----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income .................        (0.03)             --           (0.05)             --              --
      Distributions from net realized
         gain on investments ......................        (2.74)          (1.09)             --              --              --
                                                     -----------     -----------     -----------     -----------     -----------
      Total distributions .........................        (2.77)          (1.09)          (0.05)             --              --
                                                     -----------     -----------     -----------     -----------     -----------
Net increase (decrease) in net asset value ........        (0.33)           0.16            0.90            0.62            2.59
                                                     -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year ......................  $     22.49     $     22.82     $     22.66     $     21.76     $     21.14
                                                     ===========     ===========     ===========     ===========     ===========
TOTAL RETURN ......................................        11.85%           5.55%           4.38%           2.93%          13.96%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) .............  $   172,436     $   446,884     $   888,248     $   962,036     $   878,724
      Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ......................         1.11%(c)        1.10%(c)        1.10%           1.09%           1.11%
      After reimbursement and/or waiver of
         expenses by Adviser ......................         1.11%(c)        1.10%(c)        1.10%           1.09%           1.11%
   Ratios of net investment income (loss) to
      average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ......................         0.23%           0.01%           0.21%          (0.22)%         (0.11)%
      After reimbursement and/or waiver of
         expenses by Adviser ......................         0.23%           0.01%           0.21%          (0.22)%         (0.11)%
      Portfolio Turnover ..........................        47.46%          29.07%          31.30%(d)       18.59%           7.66%

--------------------------------------------------------------------------------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)   Represents less than $0.005 per share.

(c) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2007 and October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(d) Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


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ABN AMRO GROWTH FUND - CLASS I                                  OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
                                                       10/31/07        10/31/06        10/31/05        10/31/04       10/31/03
                                                     -----------     -----------     -----------     -----------     -----------
Net Asset Value, Beginning of Year ................  $     23.14     $     22.97     $     22.02     $     21.33     $     18.67
                                                     -----------     -----------     -----------     -----------     -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .......................         0.11(a)         0.07            0.11(a)         0.01(a)         0.03
      Net realized and unrealized
         gain on investments ......................         2.43            1.27            0.92            0.68            2.63
                                                     -----------     -----------     -----------     -----------     -----------
         Total from investment operations .........         2.54            1.34            1.03            0.69            2.66
                                                     -----------     -----------     -----------     -----------     -----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income ........................        (0.11)          (0.08)          (0.08)             --              --
      Distributions from net realized gain
         on investments ...........................        (2.74)          (1.09)             --              --              --
                                                     -----------     -----------     -----------     -----------     -----------
         Total distributions ......................        (2.85)          (1.17)          (0.08)             --              --
                                                     -----------     -----------     -----------     -----------     -----------
Net increase (decrease) in net asset value ........        (0.31)           0.17            0.95            0.69            2.66
                                                     -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year ......................  $     22.83     $     23.14     $     22.97     $     22.02     $     21.33
                                                     ===========     ===========     ===========     ===========     ===========
TOTAL RETURN ......................................        12.19%           5.87%           4.69%           3.23%          14.25%

RATIOS/SUPPLEMENTAL DATA:
      Net Assets, End of Year (in 000's) ..........  $   247,258     $   459,965     $   449,492     $   358,377     $   272,497
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ......................         0.83%(b)        0.81%(b)        0.82%           0.82%           0.83%
      After reimbursement and/or waiver of
         expenses by Adviser ......................         0.83%(b)        0.81%(b)        0.82%           0.82%           0.83%
   Ratios of net investment income to average net
      assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ......................         0.51%           0.30%           0.49%           0.05%           0.17%
      After reimbursement and/or waiver of
         expenses by Adviser ......................         0.51%           0.30%           0.49%           0.05%           0.17%
   Portfolio Turnover .............................        47.46%          29.07%          31.30%(c)       18.59%           7.66%

--------------------------------------------------------------------------------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratio of expense to average net assets include interest expense of less than 0.005% for the years ended October 31, 2007 and October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(c) Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 93

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Aston Funds
--------------------------------------------------------------------------------

ABN AMRO GROWTH FUND - CLASS R                                  OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         YEAR             YEAR           YEAR            YEAR          PERIOD
                                                        ENDED            ENDED          ENDED           ENDED          ENDED
                                                      10/31/07         10/31/06       10/31/05         10/31/04     10/31/03(a)
                                                     ----------       ----------     ----------       ---------     -----------
Net Asset Value, Beginning of Period. .............  $    22.64       $    22.53     $    21.66       $   21.09     $     18.07
                                                     ----------       ----------     ----------       ---------     -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) ................          --(b)(c)      (0.04)            --(b)(c)     (0.10)(b)       (0.03)
      Net realized and unrealized gain on
         investments ..............................        2.38             1.24           0.90            0.67            3.05
                                                     ----------       ----------     ----------       ---------     -----------
         Total from investment operations .........        2.38             1.20           0.90            0.57            3.02
                                                     ----------       ----------     ----------       ---------     -----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income .................          --               --          (0.03)             --
      Distributions from net realized gain on
         investments ..............................       (2.74)           (1.09)            --              --              --
                                                     ----------       ----------     ----------       ---------     -----------
         Total distributions ......................       (2.74)           (1.09)         (0.03)             --              --
                                                     ----------       ----------     ----------       ---------     -----------
Net increase (decrease) in net asset value ........       (0.36)            0.11           0.87            0.57            3.02
                                                     ----------       ----------     ----------       ---------     -----------
Net Asset Value, End of Period ....................  $    22.28       $    22.64     $    22.53       $   21.66     $     21.09
                                                     ==========       ==========     ==========       =========     ===========
TOTAL RETURN ......................................       11.61%            5.35%          4.16%           2.70%          16.71%(d)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...........  $      684       $    1,679     $    1,122       $     573     $       117
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ......................        1.32%(f)         1.31%(f)       1.31%           1.31%           1.35%(e)
      After reimbursement and/or waiver of
         expenses by Adviser ......................        1.32%(f)         1.31%(f)       1.31%           1.31%           1.35%(e)
   Ratios of net investment income (loss) to
      average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ......................        0.01%           (0.20)%         0.00%          (0.44)%         (0.16)%(e)
      After reimbursement and/or waiver of
         expenses by Adviser ......................        0.01%           (0.20)%         0.00%          (0.44)%         (0.16)%(e)
   Portfolio Turnover .............................       47.46%           29.07%         31.30%(g)       18.59%           7.66%

--------------------------------------------------------------------------------
(a) ABN AMRO Growth Fund - Class R commenced investment operations on December 31, 2002.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Represents less than $0.005 per share.

(d)   Not Annualized.

(e)   Annualized.

(f) Ratio of expense to average net assets include interest expense of less than 0.005% for the years ended October 31, 2007 and October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(g) Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 94

Aston Funds
--------------------------------------------------------------------------------

VEREDUS SELECT GROWTH FUND - CLASS N
                                                                OCTOBER 31, 2007
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
                                                       10/31/07        10/31/06        10/31/05       10/31/04        10/31/03
                                                     -----------     -----------     -----------     -----------     -----------
Net Asset Value, Beginning of Year.................  $     13.08     $     11.88     $     10.31     $      9.33     $      7.30
                                                     -----------     -----------     -----------     -----------     -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss .........................        (0.08)          (0.03)(a)       (0.02)          (0.06)          (0.05)
      Net realized and unrealized gain on
         investments ..............................         3.77            1.24            1.59            1.04            2.08
                                                     -----------     -----------     -----------     -----------     -----------
         Total from investment operations .........         3.69            1.21            1.57            0.98            2.03
                                                     -----------     -----------     -----------     -----------     -----------
   LESS DISTRIBUTIONS:
      Distributions from net realized
         gain on investments ......................           --           (0.01)             --              --              --
                                                     -----------     -----------     -----------     -----------     -----------
         Total distributions ......................           --           (0.01)             --              --              --
                                                     -----------     -----------     -----------     -----------     -----------
Net increase in net asset value ...................         3.69            1.20            1.57            0.98            2.03
                                                     -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year ......................  $     16.77     $     13.08     $     11.88     $     10.31     $      9.33
                                                     ===========     ===========     ===========     ===========     ===========
TOTAL RETURN ......................................        28.14%          10.22%          15.23%          10.50%          27.98%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) .............  $    50,783     $    34,687     $    13,270     $     2,684     $     2,006
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ......................         1.52%           1.75%           2.57%           3.82%           4.31%
      After reimbursement and/or waiver of
         expenses by Adviser ......................         1.30%           1.30%           1.30%           1.30%           1.30%
   Ratios of net investment loss to average net
      assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ......................        (0.81)%         (0.72)%         (1.76)%         (3.17)%         (3.59)%
      After reimbursement and/or waiver of
         expenses by Adviser ......................        (0.59)%         (0.27)%         (0.49)%         (0.65)%         (0.58)%
      Portfolio Turnover ..........................       283.38%         269.88%         202.37%         308.13%         444.75%

--------------------------------------------------------------------------------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 95

Aston Funds
--------------------------------------------------------------------------------

VEREDUS SELECT GROWTH FUND - CLASS I                            OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                        YEAR          PERIOD
                                                                        ENDED          ENDED
                                                                      10/31/07      10/31/06(a)
                                                                      ---------     -----------
Net Asset Value, Beginning of Period ..............................   $   13.08     $     11.97
                                                                      ---------     -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss .........................................       (0.02)             --(b)(c)
      Net realized and unrealized gain on investments .............        3.77            1.11
                                                                      ---------     -----------
         Total from investment operations .........................        3.75            1.11
                                                                      ---------     -----------
Net increase in net asset value ...................................        3.75            1.11
                                                                      ---------     -----------
Net Asset Value, End of Period ....................................   $   16.83     $     13.08
                                                                      =========     ===========
TOTAL RETURN ......................................................       28.52%           9.27%(d)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...........................   $   3,216     $     1,015
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...        1.19%           1.43%(e)
      After reimbursement and/or waiver of expenses by Adviser ....        0.97%           0.98%(e)
   Ratios of net investment loss to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...       (0.48)%         (0.55)%(e)
      After reimbursement and/or waiver of expenses by Adviser ....       (0.26)%         (0.10)%(e)
   Portfolio Turnover .............................................      283.38%         269.88%

--------------------------------------------------------------------------------
(a) Veredus Select Growth Fund - Class I commenced investment operations on September 11, 2006.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Represents less than $(0.005) per share.

(d)   Not Annualized.

(e)   Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 96

Aston Funds
--------------------------------------------------------------------------------

OPTIMUM LARGE CAP OPPORTUNITY FUND - CLASS N                    OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                              PERIOD
                                                                               ENDED
                                                                            10/31/07(a)
                                                                            -----------
Net Asset Value, Beginning of Period ....................................   $     10.00
                                                                            -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ...............................................         (0.01)
      Net realized and unrealized gain on investments ...................          2.57
                                                                            -----------
         Total from investment operations ...............................          2.56
                                                                            -----------
Net increase in net asset value .........................................          2.56
                                                                            -----------
Net Asset Value, End of Period ..........................................   $     12.56
                                                                            ===========
TOTAL RETURN ............................................................         25.60%(b)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .................................   $    40,563
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .........          2.30%(c)(d)(e)
      After reimbursement and/or waiver of expenses by Adviser ..........          1.13%(c)(d)(e)
   Ratios of net investment loss to average net assets:
         Before reimbursement and/or waiver of expenses by Adviser ......         (1.31)%(c)
         After reimbursement and/or waiver of expenses by Adviser .......         (0.14)%(c)
   Portfolio Turnover ...................................................         76.40%(b)

--------------------------------------------------------------------------------
(a) Optimum Large Cap Opportunity Fund commenced investment operations on December 28, 2006.

(b)   Not Annualized.

(c)   Annualized.

(d) Ratios of expenses to average net assets include interest expense 0.02% for the period ended October 31, 2007, which is not included on the voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(e) The Adviser's expense reimbursement level, which affects the net expense ratio, was implemented on May 1, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 97

Aston Funds
--------------------------------------------------------------------------------

TAMRO LARGE CAP VALUE FUND - CLASS N                            OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                          YEAR         YEAR         YEAR       YEAR       YEAR
                                                                         ENDED        ENDED        ENDED      ENDED      ENDED
                                                                        10/31/07     10/31/06     10/31/05   10/31/04   10/31/03
                                                                        --------     --------     --------   --------   --------
Net Asset Value, Beginning of Year ..................................   $  13.91     $  12.40     $  11.35   $  10.27   $   8.47
                                                                        --------     --------     --------   --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .........................................       0.03         0.09         0.08       0.07       0.09
      Net realized and unrealized gain on investments ...............       2.13         1.53         1.05       1.08       1.81
                                                                        --------     --------     --------   --------   --------
         Total from investment operations ...........................       2.16         1.62         1.13       1.15       1.90
                                                                        --------     --------     --------   --------   --------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income .....      (0.03)       (0.11)       (0.08)     (0.07)     (0.10)
      Distributions from net realized gain on investments ...........      (1.63)          --           --         --         --
                                                                        --------     --------     --------   --------   --------
         Total distributions ........................................      (1.66)       (0.11)       (0.08)     (0.07)     (0.10)
                                                                        --------     --------     --------   --------   --------
Net increase in net asset value .....................................       0.50         1.51         1.05       1.08       1.80
                                                                        --------     --------     --------   --------   --------
Net Asset Value, End of Year ........................................   $  14.41     $  13.91     $  12.40   $  11.35   $  10.27
                                                                        ========     ========     ========   ========   ========
TOTAL RETURN ........................................................      16.98%       13.10%        9.98%     11.17%     22.68%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ...............................   $ 15,359     $ 15,864     $ 21,590   $ 17,574   $  8,887
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .....       1.74%(a)     1.54%(a)     1.54%      1.76%      1.92%
      After reimbursement and/or waiver of expenses by Adviser ......       1.20%(a)     1.22%(a)     1.20%      1.20%      1.20%
      Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .....      (0.30)%       0.36%        0.35%      0.00%      0.35%
      After reimbursement and/or waiver of expenses by Adviser ......       0.24%        0.68%        0.69%      0.56%      1.07%
      Portfolio Turnover ............................................      37.87%       43.88%       36.84%     38.34%    102.51%(b)

--------------------------------------------------------------------------------
(a) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007 and 0.02% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(b) Portfolio turnover rate excludes securities delivered from processing a redemption in kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 98

Aston Funds
--------------------------------------------------------------------------------

VALUE FUND - CLASS N                                            OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                         YEAR       YEAR       YEAR         YEAR       YEAR
                                                                        ENDED      ENDED      ENDED        ENDED      ENDED
                                                                       10/31/07   10/31/06   10/31/05     10/31/04   10/31/03
                                                                       --------   --------   --------     --------   --------
Net Asset Value, Beginning of Year .................................   $  14.06   $  12.15   $  11.05     $   9.66   $   8.45
                                                                       --------   --------   --------     --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ........................................       0.19       0.21       0.17(a)      0.14       0.14
      Net realized and unrealized gain on investments ..............       2.09       2.09       1.10         1.39       1.22
                                                                       --------   --------   --------     --------   --------
         Total from investment operations ..........................       2.28       2.30       1.27         1.53       1.36
                                                                       --------   --------   --------     --------   --------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ....      (0.20)     (0.20)     (0.17)       (0.14)     (0.15)
      Distributions from net realized gain on investments ..........      (0.57)     (0.19)        --           --         --
                                                                       --------   --------   --------     --------   --------
         Total distributions .......................................      (0.77)     (0.39)     (0.17)       (0.14)     (0.15)
                                                                       --------   --------   --------     --------   --------
Net increase in net asset value ....................................       1.51       1.91       1.10         1.39       1.21
                                                                       --------   --------   --------     --------   --------
Net Asset Value, End of Year .......................................   $  15.57   $  14.06   $  12.15     $  11.05   $   9.66
                                                                       ========   ========   ========     ========   ========
TOTAL RETURN .......................................................      16.77%     19.35%     11.48%       15.88%     16.32%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ..............................   $130,476   $103,819   $ 95,624     $229,979   $195,853
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ....       1.16%      1.16%      1.16%        1.16%      1.19%
      After reimbursement and/or waiver of expenses by Adviser .....       0.94%      0.94%      0.94%        0.94%      0.94%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ....       1.06%      1.37%      1.19%        1.10%      1.34%
      After reimbursement and/or waiver of expenses by Adviser .....       1.28%      1.59%      1.41%        1.32%      1.59%
      Portfolio Turnover ...........................................      28.05%     26.86%     21.84%       38.29%     56.67%

--------------------------------------------------------------------------------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 99

Aston Funds
--------------------------------------------------------------------------------

VALUE FUND - CLASS I                                            OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                            YEAR          YEAR          PERIOD
                                                                           ENDED         ENDED          ENDED
                                                                          10/31/07      10/31/06     10/31/05(a)
                                                                         ---------     ---------     -----------
Net Asset Value, Beginning of Period .................................   $   14.07     $   12.16     $     12.36
                                                                         ---------     ---------     -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ..........................................        0.23          0.24            0.01(b)
      Net realized and unrealized gain (loss) on investments..........        2.07          2.09           (0.21)
                                                                         ---------     ---------     -----------
         Total from investment operations ............................        2.30          2.33           (0.20)
                                                                         ---------     ---------     -----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income.......       (0.23)        (0.23)             --
      Distributions from net realized gain on investments ............       (0.57)        (0.19)             --
                                                                         ---------     ---------     -----------
         Total distributions .........................................       (0.80)        (0.42)             --
                                                                         ---------     ---------     -----------
Net increase (decrease) in net asset value ...........................        1.50          1.91           (0.20)
                                                                         ---------     ---------     -----------
Net Asset Value, End of Period .......................................   $   15.57     $   14.07     $     12.16
                                                                         =========     =========     ===========
TOTAL RETURN .........................................................       16.98%        19.64%          (1.62)%(c)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..............................   $ 289,024     $ 247,667     $   192,662
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ......        0.91%         0.91%           0.91%(d)
      After reimbursement and/or waiver of expenses by Adviser........        0.69%         0.69%           0.69%(d)
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ......        1.31%         1.62%           0.40%(d)
      After reimbursement and/or waiver of expenses by Adviser........        1.53%         1.84%           0.62%(d)
   Portfolio Turnover ................................................       28.05%        26.86%          21.84%

--------------------------------------------------------------------------------
(a)   Value Fund - Class I commenced investment operations on September 20,
      2005.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Not Annualized.

(d)   Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 100

Aston Funds
--------------------------------------------------------------------------------

RIVER ROAD DYNAMIC EQUITY INCOME FUND - CLASS N                 OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                            YEAR          YEAR          PERIOD
                                                                           ENDED         ENDED          ENDED
                                                                          10/31/07      10/31/06     10/31/05(a)
                                                                         ---------     ---------     -----------
Net Asset Value, Beginning of Period .................................   $   11.81     $    9.91     $     10.00
                                                                         ---------     ---------     -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ..........................................        0.46(b)       0.42            0.13
      Short-term capital gains distributions received ................          --            --(c)           --
      Net realized and unrealized gain (loss) on investments .........        0.81          1.89           (0.10)
                                                                         ---------     ---------     -----------
         Total from investment operations ............................        1.27          2.31            0.03
                                                                         ---------     ---------     -----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ......       (0.37)        (0.41)          (0.12)
      Distributions from net realized gain on investments ............       (0.13)           --              --
                                                                         ---------     ---------     -----------
         Total distributions .........................................       (0.50)        (0.41)          (0.12)
                                                                         ---------     ---------     -----------
Net increase (decrease) in net asset value ...........................        0.77          1.90           (0.09)
                                                                         ---------     ---------     -----------
Net Asset Value, End of Period .......................................   $   12.58     $   11.81     $      9.91
                                                                         =========     =========     ===========
TOTAL RETURN .........................................................       10.89%        23.71%           0.30%(d)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..............................   $  32,313     $  15,899     $     5,326
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ......        1.53%         2.48%           2.71%(e)
      After reimbursement and/or waiver of expenses by Adviser .......        1.30%         1.30%           1.30%(e)
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ......        3.48%         2.77%           2.65%(e)
      After reimbursement and/or waiver of expenses by Adviser .......        3.71%         3.95%           4.06%(e)
   Portfolio Turnover ................................................      114.56%        45.50%          14.37%

--------------------------------------------------------------------------------
(a) River Road Dynamic Equity Income Fund, Class N, commenced investment operations on June 28, 2005.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Represents less than $0.005 per share.

(d)   Not Annualized.

(e)   Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 101

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--------------------------------------------------------------------------------

RIVER ROAD DYNAMIC EQUITY INCOME FUND - CLASS I                 OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                              PERIOD
                                                                              ENDED
                                                                            10/31/07(a)
                                                                            -----------
Net Asset Value, Beginning of Period ....................................   $     12.94
                                                                            -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .............................................          0.16(b)
      Net realized and unrealized gain on investments ...................         (0.37)
                                                                            -----------
         Total from investment operations ...............................         (0.21)
                                                                            -----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of
         net investment income ..........................................         (0.16)
      Distributions from net realized gain on investments ...............            --
                                                                            -----------
         Total Distributions ............................................         (0.16
                                                                            -----------
Net increase in net asset value .........................................         (0.37)
                                                                            -----------
Net Asset Value, End of Period ..........................................   $     12.57
                                                                            ===========
TOTAL RETURN ............................................................         (1.58)%(c)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .................................   $       197
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .........          1.42%(d)
      After reimbursement and/or waiver of expenses by Adviser ..........          0.96%(d)
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of .............................          2.86%(d)
         expenses by Adviser
      After reimbursement and/or waiver of ..............................          3.33%(d)
         expenses by Adviser
   Portfolio Turnover ...................................................        114.56%

--------------------------------------------------------------------------------
(a) River Road Dynamic Equity Income Fund, Class I, commenced investment operations on June 28, 2007.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Not annualized.

(d)   Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 102

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--------------------------------------------------------------------------------

OPTIMUM MID CAP FUND - CLASS N                                  OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                               YEAR           YEAR           YEAR          YEAR           YEAR
                                                              ENDED          ENDED          ENDED         ENDED          ENDED
                                                             10/31/07       10/31/06       10/31/05      10/31/04       10/31/03
                                                            ---------      ---------      ---------     ---------      ---------
Net Asset Value, Beginning of Year ......................   $   27.16      $   23.21      $   22.93     $   20.18      $   14.24
                                                            ---------      ---------      ---------     ---------      ---------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ...............................       (0.02)         (0.02)         (0.02)        (0.08)(a)      (0.07)
      Net realized and unrealized gain
         on investments .................................        7.01           4.88           1.04          2.90           6.01
                                                            ---------      ---------      ---------     ---------      ---------
         Total from investment operations ...............        6.99           4.86           1.02          2.82           5.94
                                                            ---------      ---------      ---------     ---------      ---------
   LESS DISTRIBUTIONS:
      Distributions from net realized
         gain on investments ............................       (1.83)         (0.91)         (0.74)        (0.07)            --
                                                            ---------      ---------      ---------     ---------      ---------
         Total distributions ............................       (1.83)         (0.91)         (0.74)        (0.07)            --
                                                            ---------      ---------      ---------     ---------      ---------
Net increase in net asset value .........................        5.16           3.95           0.28          2.75           5.94
                                                            ---------      ---------      ---------     ---------      ---------
Net Asset Value, End of Year ............................   $   32.32      $   27.16      $   23.21     $   22.93      $   20.18
                                                            =========      =========      =========     =========      =========
TOTAL RETURN ............................................       27.08%         21.39%          4.43%        14.08%         41.64%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ...................   $ 823,036      $ 577,891      $ 548,595     $ 385,325      $ 191,220
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ............................        1.15%(b)       1.16%          1.23%         1.29%(c)       1.36%
      After reimbursement and/or waiver of
         expenses by Adviser ............................        1.15%(b)       1.16%          1.23%         1.29%(c)       1.34%(d)
   Ratios of net investment loss to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ............................       (0.09)%        (0.09)%        (0.08)%       (0.38)%        (0.57)%
      After reimbursement and/or waiver of
         expenses by Adviser ............................       (0.09)%        (0.09)%        (0.08)%       (0.38)%        (0.55)%
   Portfolio Turnover ...................................       26.15%         30.65%         27.42%        26.64%         59.35%

--------------------------------------------------------------------------------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(c) The Adviser's Fee, which affects the expense ratios, changed on December 22, 2003 from a flat fee of 0.80% of average net assets to a scaled fee arrangement of 0.80% of the first $100 million, 0.75% of the next $300 million and 0.70% over $400 million of the average daily net assets.

(d) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.30% to 1.40% on March 1, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 103

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--------------------------------------------------------------------------------

OPTIMUM MID CAP FUND - CLASS I                                  OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                         YEAR           YEAR         YEAR          PERIOD
                                                                        ENDED          ENDED         ENDED         ENDED
                                                                       10/31/07      10/31/06      10/31/05     10/31/04(a)
                                                                      ---------      --------      --------     -----------
Net Asset Value, Beginning of Period ..............................   $   27.34      $  23.30      $  22.96     $     23.61
                                                                      ---------      --------      --------     -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) ................................        0.05          0.05          0.04              --(b)(c)
      Net realized and unrealized gain (loss) on investments ......        7.08          4.90          1.04           (0.65)
                                                                      ---------      --------      --------     -----------
         Total from investment operations .........................        7.13          4.95          1.08           (0.65)
                                                                      ---------      --------      --------     -----------
   LESS DISTRIBUTIONS:
      Distributions from net realized gain on investment ..........       (1.83)        (0.91)        (0.74)             --
                                                                      ---------      --------      --------     -----------
         Total distributions ......................................       (1.83)        (0.91)        (0.74)             --
                                                                      ---------      --------      --------     -----------
Net increase (decrease) in net asset value ........................        5.30          4.04          0.34           (0.65)
                                                                      ---------      --------      --------     -----------
Net Asset Value, End of Period ....................................   $   32.64      $  27.34      $  23.30     $     22.96
                                                                      =========      ========      ========     ===========
TOTAL RETURN ......................................................       27.43%        21.76%         4.69%          (2.80)%(d)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...........................   $ 126,691      $ 81,670      $ 73,293     $    26,202
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...        0.87%(e)      0.89%         0.94%           0.98%(f)
      After reimbursement and/or waiver of expenses by Adviser ....        0.87%(e)      0.89%         0.94%           0.98%(f)
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...        0.19%         0.18%         0.21%          (0.04)%(f)
      After reimbursement and/or waiver of expenses by Adviser ....        0.19%         0.18%         0.21%          (0.04)%(f)
   Portfolio Turnover                                                     26.15%        30.65%        27.42%          26.64%

--------------------------------------------------------------------------------
(a) Optimum Mid Cap Fund - Class I commenced investment operations on July 6, 2004.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Represents less than $(0.005) per share.

(d)   Not Annualized.

(e) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(f)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 104

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--------------------------------------------------------------------------------

RIVER ROAD SMALL-MID CAP FUND - CLASS N                         OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                                                      PERIOD
                                                                                                                       ENDED
                                                                                                                    10/31/07(a)
                                                                                                                    -----------
Net Asset Value, Beginning of Period ............................................................................   $     10.00
                                                                                                                    -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .....................................................................................          0.01
      Net realized and unrealized gain on investments ...........................................................          0.12
                                                                                                                    -----------
         Total from investment operations .......................................................................          0.13
                                                                                                                    -----------
Net increase in net asset value .................................................................................          0.13
                                                                                                                    -----------
Net Asset Value, End of Period ..................................................................................   $     10.13
                                                                                                                    ===========
TOTAL RETURN ....................................................................................................          1.30%(b)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........................................................................   $    10,292
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .................................................          3.18%(c)
      After reimbursement and/or waiver of expenses by Adviser ..................................................          1.50%(c)
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .................................................         (1.43)%(c)
      After reimbursement and/or waiver of expenses by Adviser ..................................................          0.25%(c)
   Portfolio Turnover ...........................................................................................         41.51%(b)

--------------------------------------------------------------------------------
(a) River Road Small-Mid Cap Fund, Class N, commenced investment operations on March 29, 2007.

(b)   Not Annualized.

(c)   Annualized

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 105

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--------------------------------------------------------------------------------

RIVER ROAD SMALL-MID CAP FUND - CLASS I                         OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                                                      PERIOD
                                                                                                                       ENDED
                                                                                                                    10/31/07(a)
                                                                                                                    -----------
Net Asset Value, Beginning of Period ............................................................................   $     10.51
                                                                                                                    -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .....................................................................................          0.01
      Net realized and unrealized loss on investments ...........................................................         (0.39)
                                                                                                                    -----------
         Total from investment operations .......................................................................         (0.38)
                                                                                                                    -----------
Net decrease in net asset value .................................................................................         (0.38)
                                                                                                                    -----------
Net Asset Value, End of Period ..................................................................................   $     10.13
                                                                                                                    ===========
TOTAL RETURN ....................................................................................................         (3.52)%(b)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........................................................................   $     7,482
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .................................................          2.57%(c)
      After reimbursement and/or waiver of expenses by Adviser ..................................................          1.24%(c)
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .................................................         (0.91)%(c)
      After reimbursement and/or waiver of expenses by Adviser ..................................................          0.42%(c)
   Portfolio Turnover ...........................................................................................         41.51%(b)

--------------------------------------------------------------------------------
(a) River Road Small-Mid Cap Fund, Class I commenced investment operations on June 28, 2007.

(b)   Not annualized.

(c)   Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 106

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--------------------------------------------------------------------------------

VEREDUS AGGRESSIVE GROWTH FUND - CLASS N                        OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                 YEAR          YEAR          YEAR          YEAR          YEAR
                                                                ENDED         ENDED         ENDED         ENDED         ENDED
                                                               10/31/07      10/31/06      10/31/05      10/31/04      10/31/03
                                                              ---------     ---------     ---------     ---------     ---------
Net Asset Value, Beginning of Year ......................     $   18.44     $   18.35     $   16.26     $   15.24     $   11.44
                                                              ---------     ---------     ---------     ---------     ---------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ...............................         (0.24)(a)     (0.22)(a)     (0.20)        (0.18)        (0.10)
      Net realized and unrealized gain on investments ...          2.99          0.31          2.29          1.20          3.90
                                                              ---------     ---------     ---------     ---------     ---------
         Total from investment operations ...............          2.75          0.09          2.09          1.02          3.80
                                                              ---------     ---------     ---------     ---------     ---------
   LESS DISTRIBUTIONS:
      Distributions from net realized
         gain on investments ............................          1.23            --            --            --            --
                                                              ---------     ---------     ---------     ---------     ---------
         Total distributions ............................          1.23            --            --            --            --
                                                              ---------     ---------     ---------     ---------     ---------
Net increase in net asset value .........................          3.98          0.09          2.09          1.02          3.80
                                                              ---------     ---------     ---------     ---------     ---------
Net Asset Value, End of Year ............................     $   22.42     $   18.44     $   18.35     $   16.26     $   15.24
                                                              =========     =========     =========     =========     =========
TOTAL RETURN ............................................         30.01%         0.49%        12.85%         6.69%        33.10%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ...................     $ 114,803     $ 367,113     $ 549,452     $ 524,737     $ 444,207
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ............................          1.48%(b)      1.41%(b)      1.42%         1.43%         1.50%
      After reimbursement and/or waiver of
         expenses by Adviser ............................          1.48%(b)      1.41%(b)      1.42%         1.43%         1.46%(c)
   Ratios of net investment loss to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ............................         (1.27)%       (1.15)%       (1.06)%       (1.18)%       (0.97)%
      After reimbursement and/or waiver of
         expenses by Adviser ............................         (1.27)%       (1.15)%       (1.06)%       (1.18)%       (0.93)%
      Portfoio Turnover .................................        126.54%       133.21%       140.04%       118.89%       159.64%

--------------------------------------------------------------------------------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of 0.02% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(c) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.40% to 1.49% on March 1, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 107

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--------------------------------------------------------------------------------

VEREDUS AGGRESSIVE GROWTH FUND - CLASS I                        OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                 YEAR          YEAR          YEAR          YEAR          YEAR
                                                                ENDED         ENDED         ENDED         ENDED         ENDED
                                                               10/31/07      10/31/06      10/31/05      10/31/04      10/31/03
                                                              ---------     ---------     ---------     ---------     ---------
Net Asset Value, Beginning of Year ......................     $   18.71     $   18.57     $   16.40     $   15.33     $   11.48
                                                              ---------     ---------     ---------     ---------     ---------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ...............................         (0.19)(a)     (0.17)(a)     (0.12)        (0.15)        (0.08)
      Net realized and unrealized gain on investments ...          3.08          0.31          2.29          1.22          3.93
                                                              ---------     ---------     ---------     ---------     ---------
         Total from investment operations ...............          2.89          0.14          2.17          1.07          3.85
                                                              ---------     ---------     ---------     ---------     ---------
   LESS DISTRIBUTIONS:
      Distributions from net realized
         gain on investments ............................          1.23            --            --            --            --
                                                              ---------     ---------     ---------     ---------     ---------
         Total distributions ............................          1.23            --            --            --            --
                                                              ---------     ---------     ---------     ---------     ---------
Net increase in net asset value .........................          4.12          0.14          2.17          1.07          3.85
                                                              ---------     ---------     ---------     ---------     ---------
Net Asset Value, End of Year ............................     $   22.83     $   18.71     $   18.57     $   16.40     $   15.33
                                                              =========     =========     =========     =========     =========
TOTAL RETURN ............................................         30.34%         0.75%        13.23%         6.98%        33.54%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ...................     $ 115,942     $ 150,697     $ 156,286     $ 114,607     $  77,660
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ............................          1.19%(b)      1.13%(b)      1.14%         1.15%         1.20%
      After reimbursement and/or waiver of
         expenses by Adviser ............................          1.19%(b)      1.13%(b)      1.14%         1.15%         1.16%(c)
   Ratios of net investment loss to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ............................         (0.98)%       (0.87)%       (0.78)%       (0.90)%       (0.67)%
      After reimbursement and/or waiver of
         expenses by Adviser ............................         (0.98)%       (0.87)%       (0.78)%       (0.90)%       (0.63)%
      Portfolio Turnover ................................        126.54%       133.21%       140.04%       118.89%       159.64%

--------------------------------------------------------------------------------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of 0.02% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(c) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.15% to 1.24% on March 1, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 108

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--------------------------------------------------------------------------------

TAMRO SMALL CAP FUND - CLASS N                                  OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                 YEAR          YEAR         YEAR           YEAR          YEAR
                                                                ENDED         ENDED         ENDED         ENDED         ENDED
                                                               10/31/07      10/31/06      10/31/05      10/31/04      10/31/03
                                                              ---------     ---------     ---------     ---------     ---------
Net Asset Value, Beginning of Year ......................     $   19.73     $   15.63     $   15.25     $   15.75     $   10.49
                                                              ---------     ---------     ---------     ---------     ---------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ...............................         (0.08)(a)     (0.07)(a)     (0.07)(a)     (0.09)        (0.01)
      Net realized and unrealized gain on investments ...          2.48          4.17          1.45          1.62          5.27
                                                              ---------     ---------     ---------     ---------     ---------
         Total from investment operations ...............          2.40          4.10          1.38          1.53          5.26
                                                              ---------     ---------     ---------     ---------     ---------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of
         net investment income ..........................            --            --            --            --            --
      Distributions from net realized
         gain on investments ............................         (1.14)           --         (1.00)        (2.03)           --
                                                              ---------     ---------     ---------     ---------     ---------
         Total distributions ............................         (1.14)           --         (1.00)        (2.03)           --
                                                              ---------     ---------     ---------     ---------     ---------
Net increase (decrease) in net asset value ..............          1.26          4.10          0.38         (0.50)         5.26
                                                              ---------     ---------     ---------     ---------     ---------
Net Asset Value, End of Year ............................     $   20.99     $   19.73     $   15.63     $   15.25     $   15.75
                                                              =========     =========     =========     =========     =========
TOTAL RETURN ............................................         12.56%        26.23%         9.16%        10.17%        50.14%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ...................     $ 235,242     $ 182,462     $ 148,950     $ 112,809     $  60,932
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser .........................          1.33%(b)      1.42%         1.41%         1.42%         1.44%
      After reimbursement and/or waiver
         of expenses by Adviser .........................          1.30%(b)      1.30%         1.30%         1.30%         1.30%
   Ratios of net investment loss to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser .........................         (0.42)%       (0.51)%       (0.58)%       (0.89)%       (0.21)%
      After reimbursement and/or waiver
         of expenses by Adviser .........................         (0.39)%       (0.39)%       (0.47)%       (0.77)%       (0.07)%
      Portfolio Turnover ................................         58.88%        58.28%        56.28%       102.56%       115.42%

--------------------------------------------------------------------------------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 109

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--------------------------------------------------------------------------------

TAMRO SMALL CAP FUND - CLASS I                                  OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                       YEAR           YEAR           PERIOD
                                                                      ENDED          ENDED            ENDED
                                                                     10/31/07       10/31/06       10/31/05(a)
                                                                    ---------      ---------       -----------
Net Asset Value, Beginning of Period ............................   $   19.83      $   15.67       $     15.32
                                                                    ---------      ---------       -----------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ........................................       (0.02)(b)      (0.02)(b)         (0.04)(b)
     Net realized and unrealized gain on investments ............        2.49           4.18              0.39
                                                                    ---------      ---------       -----------
       Total from investment operations .........................        2.47           4.16              0.35
                                                                    ---------      ---------       -----------
   LESS DISTRIBUTIONS:
     Distributions from net realized gain on investments ........       (1.14)            --                --
                                                                    ---------      ---------       -----------
Net increase in net asset value .................................        1.33           4.16              0.35
                                                                    ---------      ---------       -----------
Net Asset Value, End of Period ..................................   $   21.16      $   19.83       $     15.67
                                                                    =========      =========       ===========
TOTAL RETURN ....................................................       12.86%         26.55%             2.28%(c)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........................   $ 137,059      $  63,982       $    11,432
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ..        1.05%(d)       1.11%             1.16%(e)
     After reimbursement and/or waiver of expenses by Adviser ...        1.02%(d)       0.99%             1.05%(e)
   Ratios of net investment loss to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ..       (0.14)%        (0.20)%           (0.39)%(e)
     After reimbursement and/or waiver of expenses by Adviser ...       (0.11)%        (0.08)%           (0.28)%(e)
   Portfolio Turnover ...........................................       58.88%         58.28%            56.28%

--------------------------------------------------------------------------------
(a) TAMRO Small Cap Fund - Class I commenced investment operations on January 4, 2005.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Not Annualized.

(d) Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(e)   Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 110

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--------------------------------------------------------------------------------

RIVER ROAD SMALL CAP VALUE FUND - CLASS N                       OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                      YEAR           YEAR          PERIOD
                                                                      ENDED          ENDED          ENDED
                                                                    10/31/07       10/31/06      10/31/05(a)
                                                                   ---------      ---------      -----------
Net Asset Value, Beginning of Period ............................  $   13.46      $   10.28      $     10.00
                                                                   ---------      ---------      -----------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ......................................       0.05(b)        0.02               --(c)
     Net realized and unrealized gain on investments ............       1.04           3.16             0.28
                                                                   ---------      ---------      -----------
       Total from investment operations .........................       1.09           3.18             0.28
                                                                   ---------      ---------      -----------

   LESS DISTRIBUTIONS:
     Distributions from and in excess of
       net investment income ....................................      (0.05)            --               --
     Distributions from net realized gain on investments ........      (0.13)            --               --
                                                                   ---------      ---------      -----------
       Total Distributions ......................................      (0.18)            --               --
                                                                   ---------      ---------      -----------
Net increase in net asset value .................................       0.91           3.18             0.28
                                                                   ---------      ---------      -----------
Net Asset Value, End of Period ..................................  $   14.37      $   13.46      $     10.28
                                                                   =========      =========      ===========
TOTAL RETURN ....................................................       8.12%         30.93%            2.80%(d)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........................  $ 237,695      $ 167,438      $     6,299
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ..       1.44%(e)       1.78%            2.86%(f)
     After reimbursement and/or waiver of expenses by Adviser ...       1.44%(e)       1.43%            1.50%(f)
   Ratios of net investment income (loss) to average net
     assets:
     Before reimbursement and/or waiver of expenses by Adviser ..       0.38%          0.25%           (1.41)%(f)
     After reimbursement and/or waiver of expenses by Adviser ...       0.38%          0.60%           (0.05)%(f)
   Portfolio Turnover ...........................................      74.18%         51.63%           20.82%(d)(g)

--------------------------------------------------------------------------------
(a) River Road Small Cap Value Fund Class N commenced investment operations on June 28, 2005.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Represents less than $(0.005) per share.

(d)   Not Annualized.

(e) Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual expense limitations. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(f)   Annualized.

(g) Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 111

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--------------------------------------------------------------------------------

RIVER ROAD SMALL CAP VALUE FUND - CLASS I                       OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                       PERIOD
                                                                        ENDED
                                                                     10/31/07(a)
                                                                    ------------
Net Asset Value, Beginning of Period ............................   $      14.04
                                                                    ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ......................................           0.09(b)
     Net realized and unrealized gain on investments ............           0.46
                                                                    ------------
       Total from investment operations .........................           0.55
                                                                    ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of
       net investment income ....................................          (0.09)
     Distributions from net realized gain on investments ........          (0.13)
                                                                    ------------
       Total Distributions ......................................          (0.22)
                                                                    ------------
Net increase in net asset value .................................           0.33
                                                                    ------------
Net Asset Value, End of Period ..................................   $      14.37
                                                                    ============
TOTAL RETURN ....................................................           3.91%(c)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........................   $     64,525
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ..           1.16%(d)(e)
     After reimbursement and/or waiver of expenses by Adviser ...           1.16%(d)(e)
   Ratios of net investment income to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ..           0.31%(d)
     After reimbursement and/or waiver of expenses by Adviser ...           0.31%(d)
   Portfolio Turnover ...........................................          74.18%

--------------------------------------------------------------------------------
(a) River Road Small Cap Value Fund Class I commenced investment operations on December 13, 2006.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Not Annualized.

(d)   Annualized.

(e) Ratios of expenses to average net assets include interest expenses of less than 0.005% for the period ended October 31, 2007, which is not included in the contractual expense limitations. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 112

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--------------------------------------------------------------------------------

RESOLUTION GLOBAL EQUITY FUND - CLASS N                         OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                        PERIOD
                                                                         ENDED
                                                                      10/31/07(a)
                                                                      -----------
Net Asset Value, Beginning of Period ..............................   $     10.00
                                                                      -----------
   INCOME FROM INVESTMENT OPERATIONS:

     Net investment income ........................................          0.02
     Net realized and unrealized gain on investments ..............          0.64
                                                                      -----------
       Total from investment operations ...........................          0.66
                                                                      -----------
Net increase in net asset value ...................................          0.66
                                                                      -----------
Net Asset Value, End of Period ....................................   $     10.66
                                                                      ===========
TOTAL RETURN ......................................................          6.60%(b)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...........................   $     4,876
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ....          5.96%(c)
     After reimbursement and/or waiver of expenses by Adviser .....          1.50%(c)
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ....         (3.53)%(c)
     After reimbursement and/or waiver of expenses by Adviser .....          0.93%(c)
   Portfolio Turnover .............................................          7.79%(b)

--------------------------------------------------------------------------------
(a) Resolution Global Equity Fund, Class N, commenced investment operations on August 13, 2007.

(b)   Not Annualized.

(c)   Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 113

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--------------------------------------------------------------------------------

ABN AMRO GLOBAL REAL ESTATE FUND - CLASS N                      OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                      PERIOD
                                                                       ENDED
                                                                    10/31/07(a)
                                                                    -----------
Net Asset Value, Beginning of Period ............................   $     10.00
                                                                    -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ......................................          0.05
     Net realized and unrealized gain on investments ............          1.03
                                                                    -----------
       Total from investment operations .........................          1.08
                                                                    -----------
Net increase in net asset value .................................          1.08
                                                                    -----------
Net Asset Value, End of Period ..................................   $     11.08
                                                                    ===========
TOTAL RETURN ....................................................         10.80%(b)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........................   $    21,635
   Ratios of expenses to average net assets:
   Before reimbursement and/or waiver of expenses by Adviser ....          2.35%(c)
     After reimbursement and/or waiver of expenses by Adviser ...          1.50%(c)
   Ratios of net investment income to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ..          1.30%(c)
     After reimbursement and/or waiver of expenses by Adviser ...          2.15%(c)
   Portfolio Turnover ...........................................         22.83%(b)

--------------------------------------------------------------------------------
(a) ABN AMRO Global Real Estate Fund, Class N, commenced investment operations on August 3, 2007.

(b)   Not Annualized.

(c)   Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 114

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--------------------------------------------------------------------------------

NEPTUNE INTERNATIONAL FUND - CLASS I                            OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                        PERIOD
                                                                        ENDED
                                                                      10/31/07(a)
                                                                      -----------
Net Asset Value, Beginning of Period ..............................   $     10.00
                                                                      -----------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ........................................          0.03
     Net realized and unrealized gain on investments ..............          2.21
                                                                      -----------
       Total from investment operations ...........................          2.24
                                                                      -----------
Net increase in net asset value ...................................          2.24
                                                                      -----------
Net Asset Value, End of Period ....................................   $     12.24
                                                                      ===========
TOTAL RETURN ......................................................         22.30%(b)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...........................   $     2,370
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ....         11.72%(c)
     After reimbursement and/or waiver of expenses by Adviser .....          1.25%(c)
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ....         (9.21)%(c)
     After reimbursement and/or waiver of expenses by Adviser .....          1.26%(c)
   Portfolio Turnover .............................................          5.14%(b)

--------------------------------------------------------------------------------
(a) Neptune International Fund, Class I, commenced investment operations on August 6, 2007.

(b)   Not Annualized.

(c)   Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 115

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--------------------------------------------------------------------------------

ABN AMRO REAL ESTATE FUND - CLASS N                             OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                         YEAR              YEAR              YEAR             YEAR          YEAR
                                                        ENDED             ENDED             ENDED            ENDED         ENDED
                                                       10/31/07          10/31/06          10/31/05        10/31/04       10/31/03
                                                    -------------     -------------     -------------    -------------   ----------
Net Asset Value, Beginning of Year ..............   $       19.99     $       16.23     $       14.56    $       11.52   $     9.23
                                                    -------------     -------------     -------------    -------------   ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .....................            0.30(a)           0.32(a)           0.46(a)          0.44         0.40
      Net realized and unrealized gain (loss)
         on investments .........................           (0.40)             5.42              2.10             3.02         2.54
                                                    -------------     -------------     -------------    -------------   ----------
         Total from investment operations .......           (0.10)             5.74              2.56             3.46         2.94
                                                    -------------     -------------     -------------    -------------   ----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income ...............           (0.05)            (0.13)            (0.26)           (0.30)       (0.24)
      Distributions from net realized
         gain on investments ....................           (4.25)            (1.85)            (0.63)           (0.12)       (0.41)
                                                    -------------     -------------     -------------    -------------   ----------
         Total distributions ....................           (4.30)            (1.98)            (0.89)           (0.42)       (0.65)
                                                    -------------     -------------     -------------    -------------   ----------
Net increase (decrease) in net asset value ......           (4.40)             3.76              1.67             3.04         2.29
                                                    -------------     -------------     -------------    -------------   ----------
Net Asset Value, End of Year ....................   $       15.59     $       19.99     $       16.23    $       14.56   $    11.52
                                                    =============     =============     =============    =============   ==========
TOTAL RETURN ....................................           (1.41)%           39.19%            18.06%           30.73%       33.71%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ...........   $      49,123     $      72,506     $      54,851    $      72,451   $   47,777
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser .................            1.46%(b)          1.46%(b)          1.45%            1.46%        1.56%
      After reimbursement and/or waiver of
         expenses by Adviser ....................            1.37%(b)          1.37%(b)          1.37%            1.37%        1.37%
   Ratios of net investment income
      to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser .................            1.73%             1.77%             2.91%            3.50%        4.10%
      After reimbursement and/or waiver
         of expenses by Adviser .................            1.82%             1.86%             2.99%            3.59%        4.29%
      Portfolio Turnover ........................           88.75%            83.15%            43.14%           24.28%       13.11%

--------------------------------------------------------------------------------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2007 and October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 116

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--------------------------------------------------------------------------------

ABN AMRO REAL ESTATE FUND - CLASS I                             OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                        YEAR          YEAR         PERIOD
                                                                        ENDED         ENDED         ENDED
                                                                      10/31/07      10/31/06     10/31/05(a)
                                                                      --------      --------     -----------
Net Asset Value, Beginning of Period ..............................   $  20.00      $  16.23     $     16.64
                                                                      --------      --------     -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .......................................       0.34(b)       0.36(b)         0.10(b)
      Net realized and unrealized gain (loss) on investments ......      (0.40)         5.42           (0.51)
                                                                      --------      --------     -----------
         Total from investment operations .........................      (0.06)         5.78           (0.41)
                                                                      --------      --------     -----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ...      (0.07)        (0.16)             --
      Distributions from net realized gain on investments .........      (4.25)        (1.85)             --
                                                                      --------      --------     -----------
         Total distributions ......................................      (4.32)        (2.01)             --
                                                                      --------      --------     -----------
Net increase (decrease) in net asset value ........................      (4.38)         3.77           (0.41)
                                                                      --------      --------     -----------
Net Asset Value, End of Period ....................................   $  15.62      $  20.00     $     16.23
                                                                      ========      ========     ===========
TOTAL RETURN ......................................................      (1.18)%       39.54%          (2.46)%(c)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...........................   $ 41,545      $ 46,025     $    32,711
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...       1.20%(d)      1.21%(d)        1.32%(e)
      After reimbursement and/or waiver of expenses by  Adviser ...       1.11%(d)      1.12%(d)        1.11%(e)
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...       1.99%         2.02%           5.11%(e)
      After reimbursement and/or waiver of expenses by Adviser ....       2.08%         2.11%           5.32%(e)
   Portfolio Turnover .............................................      88.75%        83.15%          43.14%

--------------------------------------------------------------------------------
(a) ABN AMRO Real Estate Fund - Class I commenced investment operations on September 20, 2005.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Not Annualized.

(d) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2007 and October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(e)   Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 117

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--------------------------------------------------------------------------------

VEREDUS SCITECH FUND - CLASS N                                  OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                           YEAR        YEAR        YEAR        YEAR        YEAR
                                                          ENDED       ENDED        ENDED       ENDED       ENDED
                                                         10/31/07    10/31/06    10/31/05    10/31/04    10/31/03
                                                         --------    --------    --------    --------    --------
Net Asset Value, Beginning of Year ...................   $   7.32    $   7.11    $   6.78    $   7.18    $   4.89
                                                         --------    --------    --------    --------    --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ............................      (0.12)      (0.11)      (0.11)      (0.10)      (0.05)
      Net realized and unrealized gain (loss)
         on investments ..............................       1.76        0.32        0.44       (0.30)       2.34
                                                         --------    --------    --------    --------    --------
         Total from investment operations ............       1.64        0.21        0.33       (0.40)       2.29
                                                         --------    --------    --------    --------    --------
Net increase (decrease) in net asset value ...........       1.64        0.21        0.33       (0.40)       2.29
                                                         --------    --------    --------    --------    --------
Net Asset Value, End of Year .........................   $   8.96    $   7.32    $   7.11    $   6.78    $   7.18
                                                         ========    ========    ========    ========    ========
TOTAL RETURN .........................................      22.40%       2.95%       4.71%      (5.43)%     46.83%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ................   $  2,816    $  3,409    $  4,554    $  7,135    $  4,314
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser .........................       4.06%       3.07%       2.89%       2.38%       4.65%
      After reimbursement and/or waiver of
         expenses by Adviser .........................       1.60%       1.60%       1.60%       1.60%       1.57%(a)
   Ratios of net investment loss
      to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser .........................      (3.70)%     (2.65)%     (2.59)%     (2.21)%     (4.42)%
      After reimbursement and/or waiver of
         expenses by Adviser .........................      (1.23)%     (1.18)%     (1.30)%     (1.43)%     (1.34)%
      Portfolio Turnover .............................     164.92%     239.12%     236.92%     251.03%     492.93%

--------------------------------------------------------------------------------
(a) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.50% to 1.60% on March 1, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 118

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--------------------------------------------------------------------------------

MONTAG & CALDWELL BALANCED FUND - CLASS N                       OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                              YEAR         YEAR         YEAR         YEAR          YEAR
                                                              ENDED        ENDED        ENDED        ENDED        ENDED
                                                            10/31/07     10/31/06     10/31/05     10/31/04      10/31/03
                                                            --------     --------     --------     --------     ---------
Net Asset Value, Beginning of Year ......................   $  17.21     $  16.41     $  15.81     $  15.57     $   14.82
                                                            --------     --------     --------     --------     ---------
      INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .............................       0.19(a)      0.18(a)      0.17(a)      0.19(a)       0.21
      Net realized and unrealized gain on investments ...       2.82         0.87         0.67         0.30          0.78
                                                            --------     --------     --------     --------     ---------
         Total from investment operations ...............       3.01         1.05         0.84         0.49          0.99
                                                            --------     --------     --------     --------     ---------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income .......................      (0.24)       (0.25)       (0.24)       (0.25)        (0.24)
                                                            --------     --------     --------     --------     ---------
      Total distributions ...............................      (0.24)       (0.25)       (0.24)       (0.25)        (0.24)
                                                            --------     --------     --------     --------     ---------
Net increase in net asset value .........................       2.77         0.80         0.60         0.24          0.75
                                                            --------     --------     --------     --------     ---------
Net Asset Value, End of Year ............................   $  19.98     $  17.21     $  16.41     $  15.81     $   15.57
                                                            ========     ========     ========     ========     =========
TOTAL RETURN ............................................      17.63%        6.56%        5.27%        3.15%         6.79%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ...................   $ 16,703     $ 23,355     $ 48,759     $ 93,935     $ 105,669
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser .........................       1.72%(b)     1.33%(b)     1.16%        1.13%         1.15%
      After reimbursement and/or waiver
         of expenses by Adviser .........................       1.36%(b)     1.33%(b)     1.16%        1.13%         1.15%
   Ratios of net investment income
      to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser .........................       0.71%        1.07%        1.04%        1.18%         1.43%
      After reimbursement and/or waiver
         of expenses by Adviser .........................       1.07%        1.07%        1.04%        1.18%         1.43%
      Portfolio Turnover ................................      36.25%       33.70%       33.43%       35.90%        41.18%

--------------------------------------------------------------------------------
(a) The selected per share data was calculated using the weighed average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.01% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 119

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--------------------------------------------------------------------------------

MONTAG & CALDWELL BALANCED FUND - CLASS I                       OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                              YEAR         YEAR         YEAR         YEAR         YEAR
                                                              ENDED        ENDED        ENDED        ENDED        ENDED
                                                            10/31/07     10/31/06     10/31/05     10/31/04     10/31/03
                                                            --------     --------     --------     --------     ---------
Net Asset Value, Beginning of Year ......................   $  17.19     $  16.39     $  15.81     $  15.57      $  14.82
                                                            --------     --------     --------     --------     ---------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .............................       0.24(a)      0.22(a)      0.21(a)      0.23(a)       0.25
      Net realized and unrealized gain on investments ...       2.80         0.88         0.66         0.30          0.78
                                                            --------     --------     --------     --------     ---------
         Total from investment operations ...............       3.04         1.10         0.87         0.53          1.03
                                                            --------     --------     --------     --------     ---------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of
         net investment income ..........................      (0.29)       (0.30)       (0.29)       (0.29)        (0.28)
                                                            --------     --------     --------     --------     ---------
         Total distributions ............................      (0.29)       (0.30)       (0.29)       (0.29)        (0.28)
                                                            --------     --------     --------     --------     ---------
Net increase in net asset value .........................       2.75         0.80         0.58         0.24          0.75
                                                            --------     --------     --------     --------     ---------
Net Asset Value, End of Year ............................   $  19.94     $  17.19     $  16.39     $  15.81     $   15.57
                                                            ========     ========     ========     ========     =========
TOTAL RETURN ............................................      17.87%        6.80%        5.50%        3.41%         7.06%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ...................   $  1,158     $  7,640     $ 19,609     $ 79,936     $ 141,031
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ............................       1.44%(b)     1.07%(b)     0.91%        0.87%         0.89%
      After reimbursement and/or waiver of
         expenses by Adviser ............................       1.08%(b)     1.07%(b)     0.91%        0.87%         0.89%
   Ratios of net investment income to
      average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ............................       0.99%        1.33%        1.29%        1.44%         1.69%
      After reimbursement and/or waiver of
         expenses by Adviser ............................       1.35%        1.33%        1.29%        1.44%         1.69%
      Portfolio Turnover ................................      36.25%       33.70%       33.43%       35.90%        41.18%

--------------------------------------------------------------------------------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.01% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 120

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Aston Funds
--------------------------------------------------------------------------------

BALANCED FUND - CLASS N                                         OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                  YEAR            YEAR            YEAR         YEAR         YEAR
                                                                 ENDED           ENDED           ENDED        ENDED        ENDED
                                                                10/31/07        10/31/06        10/31/05     10/31/04     10/31/03
                                                               ----------      ----------      ----------   ----------   ----------
Net Asset Value, Beginning of Year .........................   $    10.65      $    10.84      $    11.32   $    11.07   $    10.10
                                                               ----------      ----------      ----------   ----------   ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ................................         0.12            0.12            0.16         0.14         0.13
      Net realized and unrealized gain on investments ......         0.69            0.45            0.20         0.27         0.99
                                                               ----------      ----------      ----------   ----------   ----------
         Total from investment operations ..................         0.81            0.57            0.36         0.41         1.12
                                                               ----------      ----------      ----------   ----------   ----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of
         net investment income .............................        (0.14)          (0.17)          (0.19)       (0.16)       (0.15)
      Distributions from net realized
         gain on investments ...............................        (3.35)          (0.59)          (0.65)          --           --
                                                               ----------      ----------      ----------   ----------   ----------
         Total distributions ...............................        (3.49)          (0.76)          (0.84)       (0.16)       (0.15)
                                                               ----------      ----------      ----------   ----------   ----------
Net increase (decrease) in net asset value .................        (2.68)          (0.19)          (0.48)        0.25         0.97
                                                               ----------      ----------      ----------   ----------   ----------
Net Asset Value, End of Year ...............................   $     7.97      $    10.65      $    10.84   $    11.32   $    11.07
                                                               ==========      ==========      ==========   ==========   ==========
TOTAL RETURN ...............................................        10.47%           5.33%           3.20%        3.73%       11.23%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ......................   $   35,924      $   60,831      $  173,051   $  230,244   $  320,108
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ............................         1.31%(a)        1.14%(a)        1.09%        1.07%        1.07%
      After reimbursement and/or waiver
         of expenses by Adviser ............................         1.31%(a)        1.14%(a)        1.09%        1.07%        1.07%
   Ratios of net investment income
      to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ............................         1.48%           1.38%           1.53%        1.20%        1.30%
      After reimbursement and/or waiver
         of expenses by Adviser ............................         1.48%           1.38%           1.53%        1.20%        1.30%
      Portfolio Turnover ...................................        60.93%          36.66%          28.76%       28.32%       47.90%

----------
(a) Ratios of expenses to average net assets include interest expense of less than 0.01% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 121

Aston Funds
--------------------------------------------------------------------------------

TCH FIXED INCOME FUND - CLASS N                                 OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                YEAR              YEAR           YEAR          YEAR         YEAR
                                                                ENDED             ENDED          ENDED         ENDED        ENDED
                                                              10/31/07          10/31/06       10/31/05      10/31/04     10/31/03
                                                             ----------        ----------     ----------    ----------   ----------
Net Asset Value, Beginning of Year .......................   $     9.62        $     9.69     $    10.13    $    10.07   $    10.06
                                                             ----------        ----------     ----------    ----------   ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ..............................         0.48(a)           0.45(a)        0.42(a)       0.43         0.39
      Net realized and unrealized gain (loss) on
         investments .....................................         0.14             (0.04)         (0.38)         0.13         0.07
                                                             ----------        ----------     ----------    ----------   ----------
      Total from investment operations ...................         0.62              0.41           0.04          0.56         0.46
                                                             ----------        ----------     ----------    ----------   ----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income ........................        (0.51)            (0.48)         (0.48)        (0.50)       (0.45)
                                                             ----------        ----------     ----------    ----------   ----------
         Total distributions .............................        (0.51)            (0.48)         (0.48)        (0.50)       (0.45)
                                                             ----------        ----------     ----------    ----------   ----------
Net increase (decrease) in net asset value ...............         0.11             (0.07)         (0.44)         0.06         0.01
                                                             ----------        ----------     ----------    ----------   ----------
Net Asset Value, End of Year .............................   $     9.73        $     9.62     $     9.69    $    10.13   $    10.07
                                                             ==========        ==========     ==========    ==========   ==========
TOTAL RETURN .............................................         6.56%             4.42%          0.40%         5.66%        4.58%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ....................   $   52,662        $   77,096     $  138,807    $  154,079   $  202,021
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser .............................         1.04%(b)(c)       0.96%(b)       0.95%         0.92%        0.92%
      After reimbursement and/or waiver of
         expenses by Adviser .............................         0.73%(b)(c)       0.75%(b)       0.74%         0.74%        0.74%
   Ratios of net investment income to
      average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser .............................         4.63%             4.45%          3.98%         4.08%        3.69%
      After reimbursement and/or waiver of
         expenses by Adviser .............................         4.94%             4.66%          4.19%         4.26%        3.87%
      Portfolio Turnover .................................        71.61%            71.19%         41.33%        46.80%      126.94%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007 and less than 0.01% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(c) The Adviser's expense reimbursement level, which effects the net expense ratio was changed from 0.74% to 0.64% on September 1, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 122

Aston Funds
--------------------------------------------------------------------------------

TCH FIXED INCOME FUND - CLASS I                                 OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                YEAR              YEAR           YEAR         YEAR          YEAR
                                                                ENDED             ENDED          ENDED        ENDED         ENDED
                                                              10/31/07          10/31/06       10/31/05      10/31/04     10/31/03
                                                             ----------        ----------     ----------    ----------   ----------
Net Asset Value, Beginning of Year .......................   $     9.62        $     9.69     $    10.13    $    10.07   $    10.06
                                                             ----------        ----------     ----------    ----------   ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ..............................         0.51(a)           0.47(a)        0.44(a)       0.45         0.41
      Net realized and unrealized gain (loss) on
         investments .....................................         0.13             (0.03)         (0.37)         0.13         0.07
                                                             ----------        ----------     ----------    ----------   ----------
         Total from investment operations ................         0.64              0.44           0.07          0.58         0.48
                                                             ----------        ----------     ----------    ----------   ----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income ...............................        (0.53)            (0.51)         (0.51)        (0.52)       (0.47)
                                                             ----------        ----------     ----------    ----------   ----------
         Total distributions .............................        (0.53)            (0.51)         (0.51)        (0.52)       (0.47)
                                                             ----------        ----------     ----------    ----------   ----------
Net increase (decrease) in net asset value ...............         0.11             (0.07)         (0.44)         0.06         0.01
                                                             ----------        ----------     ----------    ----------   ----------
Net Asset Value, End of Year .............................   $     9.73        $     9.62     $     9.69    $    10.13   $    10.07
                                                             ==========        ==========     ==========    ==========   ==========
TOTAL RETURN .............................................         6.84%             4.68%          0.65%         5.93%        4.85%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ....................   $   39,318        $   43,148     $   72,876    $  278,712   $  300,363
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ..........................         0.78%(b)(c)       0.71%(b)       0.70%         0.67%        0.67%
      After reimbursement and/or waiver
         of expenses by Adviser ..........................         0.47%(b)(c)       0.50%(b)       0.49%         0.49%        0.49%
   Ratios of net investment income to
      average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ..........................         4.89%             4.70%          4.23%         4.34%        3.94%
      After reimbursement and/or waiver
         of expenses by Adviser ..........................         5.20%             4.91%          4.44%         4.52%        4.12%
      Portfolio Turnover .................................        71.61%            71.19%         41.33%        46.80%      126.94%

--------------------------------------------------------------------------------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007 and 0.01% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(c) The Adviser's expense reimbursement level, which effects the net expense ratio, was changed from 0.49% to 0.39% on September 1, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 123

Aston Funds
--------------------------------------------------------------------------------

TCH INVESTMENT GRADE BOND FUND - CLASS N                        OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR        YEAR            PERIOD
                                                            ENDED          ENDED          ENDED       ENDED            ENDED
                                                          10/31/07       10/31/06       10/31/05     10/31/04       10/31/03(a)
                                                         ----------     ----------     ----------   ----------     ------------
Net Asset Value, Beginning of Period .................   $     9.14     $     9.14     $     9.49   $     9.82     $      10.08
                                                         ----------     ----------     ----------   ----------     ------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ..........................         0.39(b)        0.34(b)        0.31         0.31(b)          0.10(b)
      Net realized and unrealized gain (loss) on
         investments .................................        (0.02)          0.04          (0.29)        0.02            (0.23)
                                                         ----------     ----------     ----------   ----------     ------------
         Total from investment operations ............         0.37           0.38           0.02         0.33            (0.13)
                                                         ----------     ----------     ----------   ----------     ------------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income ....................        (0.43)         (0.38)         (0.37)       (0.38)           (0.13)
      Distributions from net realized gain on
         investments .................................           --             --             --        (0.28)              --
                                                         ----------     ----------     ----------   ----------     ------------
         Total distributions .........................        (0.43)         (0.38)         (0.37)       (0.66)           (0.13)
                                                         ----------     ----------     ----------   ----------     ------------
Net increase (decrease) in net asset value ...........        (0.06)            --          (0.35)       (0.33)           (0.26)
                                                         ----------     ----------     ----------   ----------     ------------
Net Asset Value, End of Period .......................   $     9.08     $     9.14     $     9.14   $     9.49     $       9.82
                                                         ==========     ==========     ==========   ==========     ============
TOTAL RETURN .........................................         4.10%          4.25%          0.21%        3.51%           (1.24)%(c)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..............   $    1,629     $    2,897     $    3,632   $    1,557     $        257
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser .........................         1.42%(e)       1.13%(e)       1.10%        1.13%(f)         1.18%(d)
      After reimbursement and/or waiver of
         expenses by Adviser .........................         0.89%(e)       0.89%(e)       0.89%        0.89%(f)         0.89%(d)
   Ratios of net investment income to average
      net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser .........................         3.80%          3.53%          3.21%        2.98%            2.58%(d)
      After reimbursement and/or waiver of
         expenses by Adviser .........................         4.33%          3.77%          3.42%        3.22%            2.87%(d)
   Portfolio Turnover ................................        57.53%         15.46%         38.87%       53.67%          105.35%

--------------------------------------------------------------------------------
(a) TCH Investment Grade Bond Fund - Class N commenced operations on June 30, 2003.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Not Annualized.

(d)   Annualized.

(e) Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2007 and the year ended October 31, 2006, which is not included in the contractual expense limitations. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(f) The Adviser's fee, which affects the expense ratios, changed from 0.70% to 0.50% on March 1, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 124

Aston Funds
--------------------------------------------------------------------------------

TCH INVESTMENT GRADE BOND FUND - CLASS I                        OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                 YEAR          YEAR           YEAR         YEAR           YEAR
                                                                 ENDED         ENDED          ENDED        ENDED          ENDED
                                                               10/31/07      10/31/06       10/31/05     10/31/04       10/31/03
                                                              ----------    ----------     ----------   ----------     ----------
Net Asset Value, Beginning of Year ........................   $     9.14    $     9.14     $     9.49   $     9.82     $    10.33
                                                              ----------    ----------     ----------   ----------     ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...............................         0.41(a)       0.36(a)        0.33         0.33(a)        0.34(a)
      Net realized and unrealized gain (loss) on
         investments ......................................        (0.02)         0.04          (0.29)        0.02          (0.10)
                                                              ----------    ----------     ----------   ----------     ----------
         Total from investment operations .................         0.39          0.40           0.04         0.35           0.24
                                                              ----------    ----------     ----------   ----------     ----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment
         income ...........................................        (0.45)        (0.40)         (0.39)       (0.40)         (0.44)
      Distributions from net realized gain on
         investments ......................................           --            --             --        (0.28)         (0.31)
                                                              ----------    ----------     ----------   ----------     ----------
         Total distributions ..............................        (0.45)        (0.40)         (0.39)       (0.68)         (0.75)
                                                              ----------    ----------     ----------   ----------     ----------
Net increase (decrease) in net asset value ................        (0.06)           --          (0.35)       (0.33)         (0.51)
                                                              ----------    ----------     ----------   ----------     ----------
Net Asset Value, End of Year ..............................   $     9.08    $     9.14     $     9.14   $     9.49     $     9.82
                                                              ==========    ==========     ==========   ==========     ==========
TOTAL RETURN ..............................................         4.36%         4.51%          0.45%        3.75%          2.47%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) .....................   $   14,288    $   26,090     $   32,405   $   40,996     $   48,773
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ...........................         1.17%(b)      0.88%(b)       0.85%        0.88%(c)       0.93%
      After reimbursement and/or waiver
         of expenses by Adviser ...........................         0.64%(b)      0.64%(b)       0.64%        0.64%(c)       0.64%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ...........................         4.05%         3.78%          3.46%        3.23%          3.14%
      After reimbursement and/or waiver
         of expenses by Adviser ...........................         4.58%         4.02%          3.67%        3.47%          3.43%
   Portfolio Turnover .....................................        57.53%        15.46%         38.87%       53.67%        105.35%

--------------------------------------------------------------------------------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2007 and the year ended October 31, 2006, which is not included in the contractual expense limitations. The interest expenses is from utilizing the line of credit as discussed in Note H to Financial Statements.

(c) The Adviser's fee, which affects the expense ratios, changed from 0.70% to 0.50% on March 1, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 125

Aston Funds
--------------------------------------------------------------------------------

MCDONNELL MUNICIPAL BOND FUND - CLASS N                         OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                   YEAR         YEAR         YEAR         YEAR          YEAR
                                                                   ENDED        ENDED        ENDED        ENDED         ENDED
                                                                 10/31/07     10/31/06     10/31/05     10/31/04       10/31/03
                                                                 --------     --------     --------    ----------    ----------
Net Asset Value, Beginning of Year ...........................   $  10.31     $  10.25     $  10.56    $    10.65    $    10.56
                                                                 --------     --------     --------    ----------    ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ..................................       0.38         0.36         0.34          0.34          0.37
      Net realized and unrealized gain (loss) on
         investments .........................................      (0.12)        0.08        (0.28)         0.06          0.09
                                                                 --------     --------     --------    ----------    ----------
         Total from investment operations ....................       0.26         0.44         0.06          0.40          0.46
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment
         income ..............................................      (0.38)       (0.36)       (0.34)        (0.34)        (0.37)
      Distributions from net realized gain on investments ....         --        (0.02)       (0.03)        (0.15)           --
                                                                 --------     --------     --------    ----------    ----------
         Total distributions .................................      (0.38)       (0.38)       (0.37)        (0.49)        (0.37)
                                                                 --------     --------     --------    ----------    ----------
Net increase (decrease) in net asset value ...................      (0.12)        0.06        (0.31)        (0.09)         0.09
                                                                 --------     --------     --------    ----------    ----------
Net Asset Value, End of Year .................................   $  10.19     $  10.31     $  10.25    $    10.56    $    10.65
                                                                 ========     ========     ========    ==========    ==========
TOTAL RETURN .................................................       2.62%        4.43%        0.58%         3.85%         4.45%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ........................   $ 15,863     $ 38,595     $ 69,070    $   61,073    $   48,047
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser .............................................       1.24%(a)     1.04%(a)     1.02%         0.96%         0.90%
      After reimbursement and/or waiver of expenses by
         Adviser .............................................       0.73%(a)     0.50%(a)     0.50%         0.50%         0.50%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser .............................................       3.26%        3.00%        2.75%         2.76%         3.10%
      After reimbursement and/or waiver of expenses by
         Adviser .............................................       3.76%        3.54%        3.27%         3.22%         3.50%
      Portfolio Turnover .....................................      17.66%       24.60%       13.53%        54.77%        59.47%

--------------------------------------------------------------------------------
(a) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2007 and October 31, 2006, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 126

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO INVESTOR MONEY MARKET FUND - CLASS N                   OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                   YEAR         YEAR         YEAR        YEAR          YEAR
                                                                   ENDED        ENDED        ENDED       ENDED         ENDED
                                                                 10/31/07     10/31/06     10/31/05     10/31/04      10/31/03
                                                                 --------     --------     --------    ----------    ----------
Net Asset Value, Beginning of Year ...........................   $   1.00     $   1.00     $   1.00    $     1.00    $     1.00
                                                                 --------     --------     --------    ----------    ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ..................................       0.05         0.04         0.02          0.01          0.01
                                                                 --------     --------     --------    ----------    ----------
   LESS DISTRIBUTIONS FROM:
      Net investment income ..................................      (0.05)       (0.04)       (0.02)        (0.01)        (0.01)
      Net realized gain on investments .......................         --           --(a)        --            --            --
                                                                 --------     --------     --------    ----------    ----------
Net Asset Value, End of Year .................................   $   1.00     $   1.00     $   1.00    $     1.00    $     1.00
                                                                 ========     ========     ========    ==========    ==========
TOTAL RETURN .................................................       4.67%        4.30%        2.36%         0.71%         0.78%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ........................   $ 36,959     $ 84,778     $117,039    $  219,891    $  236,811
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser .................................       0.68%        0.61%        0.55%         0.53%         0.51%
      After reimbursement and/or waiver of
         expenses by Adviser .................................       0.68%        0.61%        0.55%         0.53%         0.51%
   Ratios of net investment income
      to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser .................................       4.62%        4.18%        2.19%         0.71%         0.78%
      After reimbursement and/or waiver of
         expenses by Adviser .................................       4.62%        4.18%        2.19%         0.71%         0.78%

--------------------------------------------------------------------------------
(a)   Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 127

Aston Funds
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE (A) FUND ORGANIZATION: The Aston Funds (the "Trust") (formerly known as ABN AMRO Funds) was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with 36 separate portfolios that have been established by the Board of Trustees as of October 31, 2007.

Prior to December 1, 2006, the Aston Funds were known as the ABN AMRO Funds and ABN AMRO Asset Management, Inc. ("AAAM") and its affiliates served as sponsor, investment adviser and administrator to the Funds. Aston Asset Management LLC ("Aston") assumed each of these roles as of November 30, 2006, with the exception of the money market series of the Trust, in connection with the acquisition of ABN AMRO's mutual fund and separate accounts business. Aston manages each Fund (except Aston/ABN AMRO Investor Money Market Fund) by retaining one or more Sub-Advisers to manage each Fund. AAAM serves as investment adviser to the Aston/ABN AMRO Investor Money Market Fund and Aston serves as the administrator. The following 23 portfolios of the Trust are included in these financial statements:

--------------------------------------------------------------------------------
Aston/Montag & Caldwell Growth Fund (the "M&C Growth Fund")
--------------------------------------------------------------------------------
Aston/ABN AMRO Growth Fund (the "ABN AMRO Growth Fund")
--------------------------------------------------------------------------------
Aston/Veredus Select Growth Fund (the "Veredus Select Growth Fund")
--------------------------------------------------------------------------------
Aston/Optimum Large Cap Opportunity Fund
(the "Optimum Large Cap Opportunity Fund")
--------------------------------------------------------------------------------
Aston/TAMRO Large Cap Value Fund
(the "TAMRO Large Cap Value Fund")
--------------------------------------------------------------------------------
Aston Value Fund (the "Value Fund")
--------------------------------------------------------------------------------
Aston/River Road Dynamic Equity Income Fund
(the "River Road Dynamic Equity Income Fund")
--------------------------------------------------------------------------------
Aston/Optimum Mid Cap Fund (the "Optimum Mid Cap Fund")
--------------------------------------------------------------------------------
Aston/River Road Small-Mid Cap Fund
(the "River Road Small-Mid Cap Fund")
--------------------------------------------------------------------------------
Aston/Veredus Aggressive Growth Fund
(the "Veredus Aggressive Growth Fund")
--------------------------------------------------------------------------------
Aston/TAMRO Small Cap Fund (the "TAMRO Small Cap Fund")
--------------------------------------------------------------------------------
Aston/River Road Small Cap Value Fund
(the "River Road Small Cap Value Fund")
--------------------------------------------------------------------------------
Aston/Resolution Global Equity Fund
(the "Resolution Global Equity Fund")
--------------------------------------------------------------------------------
Aston/ABN AMRO Global Real Estate Fund
(the "ABN AMRO Global Real Estate Fund")
--------------------------------------------------------------------------------
Aston/Neptune International Fund (the "Neptune International Fund")
--------------------------------------------------------------------------------
Aston/ABN AMRO Real Estate Fund
(the "ABN AMRO Real Estate Fund")
--------------------------------------------------------------------------------
Aston/Veredus SciTech Fund (the "Veredus SciTech Fund")
--------------------------------------------------------------------------------
Aston/ Montag & Caldwell Balanced Fund
(the "M&C Balanced Fund")
--------------------------------------------------------------------------------
Aston Balanced Fund (the "Balanced Fund")
--------------------------------------------------------------------------------
Aston/TCH Fixed Income Fund (the "TCH Fixed Income Fund")
--------------------------------------------------------------------------------
Aston/TCH Investment Grade Bond Fund
(the "TCH Investment Grade Bond Fund")
--------------------------------------------------------------------------------
Aston/McDonnell Municipal Bond Fund
(the "McDonnell Municipal Bond Fund")
--------------------------------------------------------------------------------
Aston/ABN AMRO Investor Money Market Fund
(the "ABN AMRO Investor Money Market Fund")
--------------------------------------------------------------------------------

Aston/ABN AMRO Mid Cap Growth Fund was terminated and liquidated on January 30, 2007. Aston/ABN AMRO High Yield Bond Fund was terminated and liquidated on July 25, 2007.

M&C Growth Fund and ABN AMRO Growth Fund are authorized to issue three classes of shares (Class N Shares, Class I Shares and Class R Shares). Veredus Select Growth Fund, Value Fund, River Road Dynamic Equity Income Fund, Optimum Mid Cap Fund, River Road Small-Mid Cap Value Fund, Veredus Aggressive Growth Fund, TAMRO Small Cap Fund, River Road Small Cap Value Fund, Neptune International Fund, ABN AMRO Real Estate Fund, M&C Balanced Fund, Balanced Fund, TCH Fixed Income Fund and TCH Investment Grade Bond Fund are each authorized to issue two classes of shares (Class N Shares and Class I Shares). Optimum Large Cap Opportunity Fund, TAMRO Large Cap Value Fund, Resolution Global Equity Fund, ABN AMRO Global Real Estate Fund, Veredus SciTech Fund, McDonnell Municipal Bond Fund and ABN AMRO Investor Money Market Fund are each authorized to issue one class of shares (N Shares). Currently Neptune International Fund offers only Class I Shares and Balanced Fund offers only Class N Shares. Each class of shares is substantially the same except that certain classes of shares bear class specific expenses, which include distribution fees and sub-transfer agent fees.

The investment objectives of the Funds are as follows:

--------------------------------------------------------------------------------
M&C GROWTH FUND          Long-term capital appreciation and, secondarily,
                         current income, by investing primarily in common stocks
                         and convertible securities.
--------------------------------------------------------------------------------
ABN AMRO                 Long-term total return through a combination of capital
   GROWTH FUND           appreciation and current income by investing
                         primarily in a combination of stocks and bonds.
--------------------------------------------------------------------------------


| 128

Aston Funds
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007
NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VEREDUS SELECT           Capital appreciation.
   GROWTH FUND
--------------------------------------------------------------------------------
OPTIMUM LARGE CAP        Long-term capital appreciation.
   OPPORTUNITY FUND
--------------------------------------------------------------------------------
TAMRO LARGE CAP          Long-term capital appreciation.
   VALUE FUND
--------------------------------------------------------------------------------
VALUE FUND               Total return through long-term capital appreciation and
                         current income.
--------------------------------------------------------------------------------
RIVER ROAD DYNAMIC       High current income and, secondarily, long-term
EQUITY INCOME FUND       capital appreciation.
--------------------------------------------------------------------------------
OPTIMUM MID CAP          Long-term total return through capital appreciation by
   FUND                  investing primarily in common and preferred stocks
                         and convertible securities.
--------------------------------------------------------------------------------
RIVER ROAD               Long-term capital appreciation.
   SMALL-MID CAP
   FUND
--------------------------------------------------------------------------------
VEREDUS AGGRESSIVE       Capital appreciation.
   GROWTH FUND
--------------------------------------------------------------------------------
TAMRO SMALL CAP          Long-term capital appreciation.
   FUND
--------------------------------------------------------------------------------
RIVER ROAD SMALL         Long-term capital appreciation.
   CAP VALUE FUND
--------------------------------------------------------------------------------
RESOLUTION GLOBAL        Long-term capital appreciation.
   EQUITY FUND
--------------------------------------------------------------------------------
ABN AMRO GLOBAL          Total return through a combination of growth and
REAL ESTATE FUND         income.
--------------------------------------------------------------------------------
NEPTUNE                  Long-term capital appreciation.
   INTERNATIONAL FUND
--------------------------------------------------------------------------------
ABN AMRO                 Total return through a combination of growth and
   REAL ESTATE FUND      income.
--------------------------------------------------------------------------------
VEREDUS                  Long-term capital appreciation.
   SCITECH FUND
--------------------------------------------------------------------------------
M&C BALANCED FUND        Long-term total return.
--------------------------------------------------------------------------------
BALANCED FUND            Growth of capital with current income by investing in a
                         combination of equity and fixed income securities.
--------------------------------------------------------------------------------
TCH FIXED INCOME         High current income consistent with prudent risk of
   FUND                  capital.
--------------------------------------------------------------------------------
TCH INVESTMENT           Total return.
   GRADE BOND FUND
--------------------------------------------------------------------------------
MCDONNELL MUNICIPAL      High level of current interest income exempt from
BOND FUND                federal income tax consistent with preservation of
                         capital by investing primarily in intermediate-term
                         municipal securities.
--------------------------------------------------------------------------------
ABN AMRO INVESTOR        High level of current interest income as is consistent
   MONEY MARKET FUND     with maintaining liquidity and stability of principal.
--------------------------------------------------------------------------------

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles. Certain reclassifications have been made to prior year financial information to conform with current year presentations.

(1) SECURITY VALUATION: Equity securities, closed-end funds and index options traded on a national securities exchange and over-the-counter securities listed on the NASDAQ National Market System are valued at the last sale price or the NASDAQ Official Closing Price ("NOCP"), if applicable. If no last sale price or NOCP, if applicable, is reported, the mean of the last bid and asked prices is used. Fixed income securities, except short-term investments, are valued on the basis of mean prices provided by a pricing service when such prices are believed by the Adviser to reflect the current market value of such securities in accordance with guidelines adopted. If accurate market quotations are not available, securities are valued at fair value as determined by the Adviser in accordance with guidelines adopted by the Board of Trustees. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates fair value. Repurchase agreements are valued at cost. Interest accrued is captured in dividends and interest receivable. Investments in money market funds are valued at the underlying fund's net asset value at the date of valuation. Foreign securities are valued at the last sales price on the primary exchange where the security is traded. Under the fair value procedures adopted by the Board of Trustees, the Funds may utilize the services of an independent pricing service to determine fair value prices for foreign securities if certain significant events occur. For the ABN AMRO Investor Money Market Fund, all securities are valued at amortized cost, which approximates fair value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included as interest income.

(2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Adviser or Sub-Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults


                                                                           | 129

Aston Funds
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007
NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) WHEN ISSUED/DELAYED DELIVERY SECURITIES: The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds segregate assets having an aggregate value at least equal to the amount of when issued or delayed delivery purchase commitments until payment is made. At October 31, 2007, the Funds did not own any when issued or delayed delivery securities.

(4) MORTGAGE-BACKED SECURITIES: M&C Balanced Fund, Balanced Fund, TCH Fixed Income Fund and TCH Investment Grade Bond Fund may invest in mortgage-backed securities ("MBS"), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formerly known as Government National Mortgage Association) is backed by Ginnie Mae and the full faith and credit of the U.S. government. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank, are supported by the issuer's right to borrow from the U.S. Treasury. Others, such as those issued by Fannie Mae (formerly known as the Federal National Mortgage Association), are supported by the credit of the issuer. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher. The Funds previously listed may also invest in collateralized mortgage obligations ("CMO") and real estate mortgage investment conduits ("REMIC"). A CMO is a bond that is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid.

(5) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income is accrued daily. Premiums and discounts are amortized or accreted on a straight-line method for the ABN AMRO Investor Money Market Fund and effective yield on fixed income securities on all other Funds. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is determined using the identified cost method.

(6) FOREIGN CURRENCY: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are segregated in the statement of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(7) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2007, the following Funds had available realized capital losses to offset future net capital gains through the fiscal year ended:


| 130

Aston Funds
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007
NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

                               2008         2009        2010        2011       2012      2013        2014       2015       TOTAL
                           -----------  -----------  ----------  ----------  --------  --------   ----------  --------  -----------
ABN AMRO
   Growth Fund ..........  $20,511,806  $15,120,067  $       --  $       --  $     --  $     --   $       --  $     --  $35,631,873
Optimum Large Cap
   Opportunity Fund .....           --           --          --          --        --        --           --   900,934      900,934
River Road Small-Mid
   Cap Fund .............           --           --          --          --        --        --           --   171,820      171,820
Neptune International
   Fund .................           --           --          --          --        --        --           --     7,221        7,221
Veredus SciTech Fund ....           --           --     634,582          --   390,520     8,062           --        --    1,033,164
M&C Balanced Fund .......           --           --   4,449,459   2,978,228        --        --           --        --    7,427,687
TCH Fixed Income
   Fund .................           --           --      15,376          --   139,950        --    5,274,089        --    5,429,415
TCH Investment
   Grade Bond Fund ......           --           --          --          --    75,141   350,840      357,545   490,974    1,274,500
McDonnell Municipal
   Bond Fund ............           --           --          --          --        --        --      120,153    54,353      174,506

(8) MULTI-CLASS OPERATIONS: With respect to M&C Growth Fund, ABN AMRO Growth Fund, Veredus Select Growth Fund, Value Fund, River Road Dynamic Equity Income Fund, Optimum Mid Cap Fund, River Road Small-Mid Cap Fund, Veredus Aggressive Growth Fund, TAMRO Small Cap Fund, River Road Small Cap Value Fund, ABN AMRO Real Estate Fund, M&C Balanced Fund, TCH Fixed Income Fund and TCH Investment Grade Bond Fund, each class offered by these Funds has equal rights as to net assets. Income, fund and trust level expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated to each class and include distribution fees and sub-transfer agent fees.

(9) OFFERING COSTS: Certain costs incurred in connection with the offering of Optimum Large Cap Opportunity Fund have been capitalized and were amortized through October 31, 2007. Certain costs were also incurred in connection with the offering of River Road Small-Mid Cap Fund, Resolution Global Equity Fund, ABN AMRO Global Real Estate Fund and Neptune International Fund Class I Shares. The costs associated with the offering of these funds have also been capitalized and are being amortized on a straight-line basis over twelve months, commencing on March 30, 2007, August 13, 2007, August 3, 2007 and August 6, 2007,
respectively.

(10) USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(11) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Trust enters into contracts on behalf of the Funds that contain a variety of provisions for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss is remote.

(12) ADDITIONAL ACCOUNTING STANDARDS: In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculation as late as the fund's last NAV calculation in the first semi-annual financial statement reporting period. As a result, all Aston Funds with the exception of Optimum Large Cap Opportunity Fund, River Road Small Mid-Cap Fund, Resolution Global Equity Fund, ABN AMRO Global Real Estate Fund and Neptune International Fund will incorporate FIN 48 in their semi-annual report on April 30 2008. The above mentioned funds have evaluated the implications of FIN 48 and determined that there is no material impact on the financial statements.


                                                                           | 131

Aston Funds
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoptions of FIN 48 and SFAS 157 will have on the Funds' financial statement disclosures, if any.

NOTE (C)  DIVIDENDS  FROM NET  INVESTMENT  INCOME AND  DISTRIBUTIONS  OF CAPITAL
GAINS: Dividends and distributions to shareholders are recorded on the ex-dividend date. River Road Dynamic Equity Income Fund, TCH Fixed Income Fund and TCH Investment Grade Bond Fund distribute dividends from net investment income to shareholders monthly and net realized gains from investment transactions, if any, are generally not expected to be distributed more frequently than annually.

McDonnell Municipal Bond Fund and ABN AMRO Investor Money Market Fund declare dividends daily, which are payable monthly. Net realized gains, if any, are generally not expected to be distributed more frequently than annually.

M&C Growth Fund, ABN AMRO Growth Fund, Veredus Select Growth Fund, Optimum Large Cap Opportunity Fund, TAMRO Large Cap Value Fund, Value Fund, Optimum Mid Cap Fund, River Road Small-Mid Cap Fund, Veredus Aggressive Growth, TAMRO Small Cap Fund, River Road Small Cap Value Fund, ABN AMRO Real Estate Fund, Veredus SciTech Fund, M&C Balanced Fund and Balanced Fund distribute dividends from net investment income, if any, to shareholders quarterly and net realized gains from investment transactions, if any, are generally not expected to be distributed more frequently than annually.

Resolution Global Equity Fund, ABN AMRO Global Real Estate Fund and Neptune International Fund distribute dividends from net investment income to shareholders annually and net realized gains from investment transactions, if any, are generally not expected to be distributed more frequently than annually.

Dividends and distributions are automatically reinvested in additional Fund shares on ex-date for that day's ending NAV for the respective Fund for those shareholders who have elected the reinvestment option.

Differences in dividends per share between classes of M&C Growth Fund, ABN AMRO Growth Fund, Value Fund, River Road Dynamic Equity Fund, Optimum Mid Cap Fund, River Road Small-Mid Cap Fund, Veredus Aggressive Growth Fund, TAMRO Small Cap Fund, River Road Small Cap Value Fund, ABN AMRO Real Estate Fund, M&C Balanced
Fund, TCH Fixed Income Fund and TCH Investment Grade Bond Fund are due to different class expenses. Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book and tax basis differences. Permanent differences, such as net operating losses, nondeductible expenses, premium amortization, mark to market on Passive Foreign Investment Companies and adjustment for Real Estate Investment Trusts, are reclassified among capital accounts in the financial statements to reflect their character. Temporary differences, such as deferrals on losses relating to wash sales transactions and capital loss carryovers, arise when income, expense, gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Permanent differences between book and tax basis reporting for the 2007 fiscal year have been identified and appropriately reclassified as indicated below. These reclassifications have no impact on net assets.

                                       ACCUMULATED
                                    UNDISTRIBUTED NET     ACCUMULATED NET
FUND                                INVESTMENT INCOME   REALIZED GAIN (LOSS)   PAID IN CAPITAL
-----                               -----------------   -------------------    ---------------
ABN AMRO Growth Fund                $             865   $              (865)   $            --
Veredus Select Growth Fund                    239,747              (239,747)                --
Optimum Large Cap
  Opportunity Fund                             42,419                    --            (42,419)
Value Fund                                        349                  (349)                --
River Road Dynamic
  Equity Income Fund                         (234,326)              234,326                 --
Optimum Mid Cap Fund                          362,517              (362,517)                --
River Road Small-Mid
  Cap Fund                                     30,179                    --            (30,179)
Veredus Aggressive
  Growth Fund                               3,407,758            (3,407,758)                --
TAMRO Small Cap Fund                          886,251               391,788         (1,278,039)
River Road Small Cap
  Value Fund                                 (103,513)              103,513                 --
Resolution Global
  Equity Fund                                  32,805               (21,657)           (11,148)
ABN AMRO Global Real
  Estate Fund                                 129,087              (116,546)           (12,541)
Neptune International Fund                     22,424               (10,301)           (12,123)
ABN AMRO Real Estate Fund                  (1,343,840)            1,343,840                 --
Veredus SciTech Fund                           40,238                    --            (40,238)
M&C Balanced Fund                             166,589              (166,589)                --
Balanced Fund                                  41,785               (41,785)                --
TCH Fixed Income Fund                         201,407              (201,407)                --
TCH Investment Grade
   Bond Fund                                  161,280              (161,280)                --


| 132

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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007
NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

Distributions from net realized gains for book purposes may include short-term capital gains, which are classified as ordinary income for tax purposes.

The tax character of distributions paid during 2007 and 2006 was as follows:

                                                      DISTRIBUTIONS PAID IN 2007                 DISTRIBUTIONS PAID IN 2006
                                                      --------------------------                 --------------------------
                                             TAX-EXEMPT                     LONG-TERM    TAX-EXEMPT                    LONG-TERM
                                               INCOME    ORDINARY INCOME  CAPITAL GAINS    INCOME    ORDINARY INCOME  CAPITAL GAINS
                                             ----------  ---------------  -------------  ----------  ---------------  -------------
M&C Growth Fund ...........................  $       --    $ 7,569,069    $  14,011,650  $       --    $ 12,192,090   $          --
ABN AMRO Growth Fund ......................          --      9,357,290       96,058,568          --       1,514,894      60,281,040
Veredus Select Growth Fund ................          --             --               --          --              --          19,255
TAMRO Large Cap Value Fund ................          --         36,680        1,853,376          --         152,087              --
Value Fund ................................          --      6,321,187       13,737,654          --       5,455,180       4,573,239
River Road Dynamic Equity Income Fund .....          --      1,114,818           90,549          --         292,755              --
Optimum Mid Cap Fund ......................          --             --       45,551,373          --       2,977,006      21,010,719
River Road Small Cap Value Fund ...........          --      3,357,659           46,483          --              --              --
Veredus Aggressive Growth Fund ............          --             --       29,880,690          --              --              --
TAMRO Small Cap Fund ......................          --             --       15,385,918          --              --              --
ABN AMRO Real Estate Fund .................          --      3,871,960       22,029,717          --       1,178,792       9,479,028
M&C Balanced Fund .........................          --        315,093               --          --         790,445              --
Balanced Fund .............................          --        705,675       16,036,482          --       1,538,340       8,738,671
TCH Fixed Income Fund .....................          --      5,289,306               --          --       8,184,409              --
TCH Investment Grade Bond Fund ............          --      1,029,104               --          --       1,406,853              --
McDonnell Municipal Bond Fund .............     853,957             --               --   2,278,236          50,920         101,839
ABN AMRO Investor Money Market Fund .......          --      2,958,630               --          --       4,256,167              --

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

                                                                                                       UNREALIZED
                                   CAPITAL LOSS   UNDISTRIBUTED    UNDISTRIBUTED      UNDISTRIBUTED   APPRECIATION
                                   CARRYFORWARD  ORDINARY INCOME  TAX-EXEMPT INCOME  LONG-TERM GAIN  (DEPRECIATION)       TOTAL
                                   ------------  ---------------  -----------------  --------------  --------------  --------------
M&C Growth Fund .................  $         --  $    37,174,121       $     --      $  227,595,184  $  473,823,445  $  738,592,750
ABN AMRO Growth Fund ............   (35,631,873)       9,639,772             --          90,452,517      50,720,136     115,180,552
Veredus Select Growth Fund ......            --        6,651,858             --           1,462,272       5,203,319      13,317,449
Optimum Large Cap Opportunity
  Fund ..........................      (900,934)          26,085             --                  --       2,810,026       1,935,177
TAMRO Large Cap Value Fund ......            --          244,529             --             976,804       3,756,302       4,977,635
Value Fund ......................            --        2,920,751             --          35,022,970      95,708,947     133,652,668
River Road Dynamic Equity
  Income Fund ...................            --        1,191,629             --             495,595         878,404       2,565,628
Optimum Mid Cap Fund ............            --        8,375,773             --          56,594,874     240,234,844     305,205,491
River Road Small-Mid Cap Fund ...      (171,820)          49,540             --                  --           6,068        (116,212)
Veredus Aggressive Growth Fund ..            --       22,229,686             --          31,954,461      44,643,424      98,827,571
TAMRO Small Cap Fund ............            --               --             --          17,215,041      69,261,512      86,476,553
River Road Small Cap Value
  Fund ..........................            --       10,149,666             --           1,306,132      16,106,190      27,561,988
Resolution Global Equity Fund ...            --           81,084             --                  --         243,568         324,652
ABN AMRO Global Real Estate
  Fund ..........................            --          321,784             --              10,047       1,759,468       2,091,299
Neptune International Fund ......        (7,221)          28,215             --                  --         410,763         431,757
ABN AMRO Real Estate Fund .......            --        3,348,215             --          19,703,911       3,733,932      26,786,058
Veredus SciTech Fund ............    (1,033,164)              --             --                  --         438,607        (594,557)
M&C Balanced Fund ...............    (7,427,687)          21,970             --                  --       2,634,575      (4,771,142)
Balanced Fund ...................            --          461,115             --           5,591,012       3,552,493       9,604,620
TCH Fixed Income Fund ...........    (5,429,415)         127,277             --                  --      (1,303,276)     (6,605,414)
TCH Investment Grade Bond Fund ..    (1,274,500)          43,498             --                  --        (332,071)     (1,563,073)
McDonnell Municipal Bond Fund ...      (174,506)           2,195         20,756                  --         854,485         702,930
ABN AMRO Investor Money Market
  Fund ..........................            --              160             --                  --              --             160


                                                                           | 133

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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007
NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

NOTE (D) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Share transactions of the Funds were as follows:

YEAR ENDED OCTOBER 31, 2007

                                                                              PROCEEDS FROM                         NET INCREASE
                                                                              REINVESTMENT                           (DECREASE)
CLASS N                                                           SOLD      OF DISTRIBUTIONS     REDEEMED      IN SHARES OUTSTANDING
--------                                                      -----------   ----------------   ------------   ----------------------
M&C Growth Fund ...........................................     7,635,120         268,403       (17,432,704)        (9,529,181)
ABN AMRO Growth Fund ......................................     2,889,111       2,122,752       (16,925,271)       (11,913,408)
Veredus Select Growth Fund ................................     1,003.985              --          (629,256)           374,729
Optimum Large Cap Opportunity Fund (a) ....................     4,386,213              --        (1,155,632)         3,230,581
TAMRO Large Cap Value Fund ................................       125,735         140,113          (340,293)           (74,445)
Value Fund ................................................     3,702,532         404,774        (3,106,900)         1,000,406
River Road Dynamic Equity Income Fund .....................     3,233,703          91,479        (2,102,203)         1,222,979
Optimum Mid Cap Fund ......................................    11,224,108       1,353,368        (8,388,199)         4,189,277
River Road Small-Mid Cap Fund (b) .........................     1,488,937              --          (472,730)         1,016,207
Veredus Aggressive Growth Fund ............................     1,143,082       1,116,407       (17,048,234)       (14,788,745)
TAMRO Small Cap Fund ......................................     6,923,480         518,908        (5,484,793)         1,957,595
River Road Small Cap Value Fund ...........................    15,188,537         200,214       (11,289,501)         4,099,250
Resolution Global Equity Fund (c) .........................       457,183              --                (1)           457,182
ABN AMRO Global Real Estate Fund (d) ......................     1,952,971              --                (1)         1,952,970
ABN AMRO Real Estate Fund .................................     1,480,477         964,039        (2,920,638)          (476,122)
Veredus SciTech Fund ......................................        93,134              --          (244,300)          (151,166)
M&C Balanced Fund .........................................        98,339          13,186          (632,457)          (520,932)
Balanced Fund .............................................       522,347       2,392,937        (4,119,492)        (1,204,208)
TCH Fixed Income Fund .....................................     1,095,879         298,380        (4,001,051)        (2,606,792)
TCH Investment Grade Bond Fund ............................        31,424           9,871          (178,786)          (134,491)
McDonnell Municipal Bond Fund .............................       128,198          40,965        (2,356,347)        (2,187,184)
ABN AMRO Investor Money Market Fund .......................   103,413,666       1,932,185      (153,164,415)       (47,818,564)

(a) Optimum Large Cap Opportunity Fund commenced investment operations on December 28, 2006.

(b) River Road Small-Mid Cap Fund commenced investment operations on March 29, 2007.

(c) Resolution Global Equity Fund commenced investment operations on August 13, 2007.

(d) ABN AMRO Global Real Estate Fund commenced investment operations on August 3, 2007.

                                                                              PROCEEDS FROM                         NET INCREASE
                                                                              REINVESTMENT                           (DECREASE)
CLASS I                                                           SOLD      OF DISTRIBUTIONS     REDEEMED      IN SHARES OUTSTANDING
--------                                                      -----------   ----------------   ------------   ----------------------
M&C Growth Fund ...........................................     9,639,938         480,763       (19,834,434)        (9,713,733)
ABN AMRO Growth Fund ......................................       886,577       2,607,224       (12,538,950)        (9,045,149)
Veredus Select Growth Fund ................................       114,148              --              (637)           113,511
Value Fund ................................................         7,988       1,004,017           (54,433)           957,572
River Road Dynamic Equity Income Fund (a) .................        15,457             203                (1)            15,659
Optimum Mid Cap Fund ......................................     1,458,564         185,394          (749,261)           894,697
River Road Small-Mid Cap Fund (b) .........................       865,347              --          (126,960)           738,387
Veredus Aggressive Growth Fund ............................     1,589,838         427,770        (4,994,842)        (2,977,234)
TAMRO Small Cap Fund ......................................     5,467,563         137,135        (2,354,289)         3,250,409
River Road Small Cap Value Fund (c) .......................     4,761,026          13,278          (284,371)         4,489,933
Neptune International Fund (d) ............................       193,660              --                (1)           193,659
ABN AMRO Real Estate Fund .................................         4,034         610,707          (256,859)           357,882
M&C Balanced Fund .........................................        36,744           4,188          (427,219)          (386,287)
TCH Fixed Income Fund .....................................       564,988         119,693        (1,132,111)          (447,430)
TCH Investment Grade Bond Fund ............................        72,578          36,581        (1,388,889)        (1,279,730)

(a) River Road Dynamic Equity Income Fund began issuing Class I Shares on June 28, 2007.

(b)   River Road Small-Mid Cap Fund began issuing Class I Shares on June 28,
      2007.

(c) River Road Small Cap Value Fund began issuing Class I Shares on December 13, 2006.

(d)   Neptune International Fund commenced investment operations on August 6,
      2007.

                                                                              PROCEEDS FROM                         NET INCREASE
                                                                              REINVESTMENT                           (DECREASE)
CLASS R                                                           SOLD      OF DISTRIBUTIONS     REDEEMED      IN SHARES OUTSTANDING
--------                                                      -----------   ----------------   ------------   ----------------------
M&C Growth Fund ...........................................       128,798         236               (27,055)         101,979
ABN AMRO Growth Fund ......................................        14,880       8,766               (67,128)         (43,482)


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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007
NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31, 2006

                                                                              PROCEEDS FROM                         NET INCREASE
                                                                              REINVESTMENT                           (DECREASE)
CLASS N                                                           SOLD      OF DISTRIBUTIONS     REDEEMED      IN SHARES OUTSTANDING
--------                                                      -----------   ----------------   ------------   ----------------------
M&C Growth Fund ...........................................     8,426,683         104,931       (17,387,669)        (8,856,055)
ABN AMRO Growth Fund ......................................     4,069,629       1,583,026       (25,275,679)       (19,623,024)
Veredus Select Growth Fund ................................     2,260,876           1,361          (726,432)         1,535,805
TAMRO Large Cap Value Fund ................................       173,500          11,164          (786,125)          (601,461)
Value Fund ................................................     1,557,582         232,748        (2,278,664)          (488,334)
River Road Dynamic Equity Income Fund .....................     1,458,692          10,479          (660,127)           809,044
Optimum Mid Cap Fund ......................................     6,651,917         797,740        (9,807,905)        (2,358,248)
Veredus Aggressive Growth Fund ............................     5,165,613              --       (15,194,301)       (10,028,688)
TAMRO Small Cap Fund ......................................     5,262,354              --        (5,541,411)          (279,057)
River Road Small Cap Value Fund ...........................    13,316,275              --        (1,490,759)        11,825,516
ABN AMRO Real Estate Fund .................................     1,172,046         424,265        (1,349,059)           247,252
Veredus SciTech Fund ......................................       179,372              --          (354,355)          (174,983)
M&C Balanced Fund .........................................       247,162          34,278        (1,895,942)        (1,614,502)
Balanced Fund .............................................       882,089         964,188       (12,090,947)       (10,244,670)
TCH Fixed Income Fund .....................................     2,219,945         531,744        (9,059,642)        (6,307,953)
TCH Investment Grade Bond Fund ............................        40,375          14,882          (135,973)           (80,716)
McDonnell Municipal Bond Fund .............................     1,580,764         146,140        (4,719,678)        (2,992,774)
ABN AMRO Investor Money Market Fund .......................   294,006,932       1,951,658      (328,219,408)       (32,260,818)

                                                                             PROCEEDS FROM                         NET INCREASE
                                                                              REINVESTMENT                          (DECREASE)
CLASS I                                                           SOLD      OF DISTRIBUTIONS      REDEEMED     IN SHARES OUTSTANDING
--------                                                      -----------   ----------------   ------------   ----------------------
M&C Growth Fund ...........................................     8,933,745        334,989        (33,572,466)       (24,303,732)
ABN AMRO Growth Fund ......................................     3,155,002        938,503         (3,788,153)           305,352
Veredus Select Growth Fund (a) ............................        78,447             --               (833)            77,614
Value Fund ................................................     1,250,143        554,934            (52,282)         1,752,795
Optimum Mid Cap Fund ......................................       906,056        105,120         (1,169,973)          (158,797)
Veredus Aggressive Growth Fund ............................     2,506,369             --         (2,867,822)          (361,453)
TAMRO Small Cap Fund ......................................     3,167,262             --           (670,970)         2,496,292
ABN AMRO Real Estate Fund .................................       279,367        268,200           (261,777)           285,790
M&C Balanced Fund .........................................       257,603         12,735         (1,022,596)          (752,258)
TCH Fixed Income Fund .....................................       469,294        140,155         (3,644,317)        (3,034,868)
TCH Investment Grade Bond Fund ............................        59,951         57,629           (811,511)          (693,931)

(a)   Veredus Select Growth Fund began issuing Class I Shares on September 11,
      2006.

                                                                             PROCEEDS FROM                         NET INCREASE
                                                                              REINVESTMENT                          (DECREASE)
CLASS R                                                           SOLD      OF DISTRIBUTIONS      REDEEMED     IN SHARES OUTSTANDING
--------                                                      -----------   ----------------   ------------   ----------------------
M&C Growth Fund ...........................................        10,743          --               (13,319)          (2,576)
ABN AMRO Growth Fund ......................................        51,523       1,594               (28,756)          24,361

NOTE (E) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended October 31, 2007 were as follows:

                                                                     AGGREGATE PURCHASES                 PROCEEDS FROM SALES
                                                                     -------------------                 -------------------
                                                              U.S. GOVERNMENT        OTHER        U.S. GOVERNMENT        OTHER
                                                              ---------------   ---------------   ---------------   ---------------
M&C Growth Fund ...........................................        $  --        $ 1,314,306,377        $  --        $ 1,815,900,645
ABN AMRO Growth Fund ......................................           --            305,666,224           --            840,134,179
Veredus Select Growth Fund ................................           --            119,076,096           --            112,321,472
Optimum Large Cap Opportunity Fund ........................           --             48,778,662           --             11,223,770
TAMRO Large Cap Value Fund. ...............................           --              5,813,349           --              8,304,352
Value Fund ................................................           --            120,100,952           --            108,709,789
River Road Dynamic Equity Income Fund .....................           --             50,859,793           --             35,764,324
Optimum Mid Cap Fund ......................................           --            379,960,131           --            206,571,110
River Road Small-Mid Cap Fund .............................           --             20,806,498           --              3,954,506
Veredus Aggressive Growth Fund ............................           --            378,803,201           --            746,025,016
TAMRO Small Cap Fund ......................................           --            290,322,115           --            193,670,210
River Road Small Cap Value Fund ...........................           --            346,476,791           --            215,457,614
Resolution Global Equity Fund .............................           --              4,662,524           --                346,211
ABN AMRO Global Real Estate Fund ..........................           --             24,158,958           --              4,657,811
Neptune International Fund ................................           --              1,998,659           --                 95,128
ABN AMRO Real Estate Fund. ................................           --             97,019,768           --            118,781,450


                                                                           | 135

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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                     AGGREGATE PURCHASES                 PROCEEDS FROM SALES
                                                                     -------------------                 -------------------
                                                              U.S. GOVERNMENT        OTHER        U.S. GOVERNMENT        OTHER
                                                              ---------------   ---------------   ---------------   ---------------
Veredus SciTech Fund ......................................     $         --    $     5,227,554     $         --    $     6,535,472
M&C Balanced Fund .........................................          605,435          7,180,839        3,221,103         20,629,785
Balanced Fund .............................................        4,836,423         20,388,015        6,563,935         45,416,756
TCH Fixed Income Fund .....................................       23,804,810         44,876,253       32,840,459         60,490,592
TCH Investment Grade Bond Fund ............................        4,484,016          6,940,949        6,208,306         17,160,261
McDonnell Municipal Bond Fund .............................               --          3,820,023               --         24,853,616

NOTE (F) REDEMPTION FEES: In accordance with the prospectuses, certain Funds assessed a 2% redemption fee on fund share redemptions and exchanges within specified time periods, as indicated in the following table for the year ended October 31, 2007 and included in the Cost of Shares redeemed on the Statement of Changes in Net Assets:

FUND NAME                                          TIME PERIOD         AMOUNT
----------                                         -----------------   --------
Resolution Global Equity Fund                      2% Within 90 Days   $     --
ABN AMRO Global Real Estate Fund                   2% Within 90 Days         --
ABN AMRO Real Estate Fund                          2% Within 90 Days     52,529
Neptune International Fund                         2% Within 90 Days         --
Veredus SciTech Fund                               2% Within 90 Days      1,859
McDonnell Municipal Bond Fund                      2% Within 90 Days      6,178

NOTE (G) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: On November 30, 2006, pursuant to the closing of an asset purchase agreement between AAAM and its affiliates ("ABN AMRO"), Highbury Financial Inc. ("Highbury") and Aston (the "Purchase Agreement"), ABN AMRO sold substantially all of the assets related to their U.S. mutual fund and separately managed account business to Highbury and Aston (the "Transaction"). Aston is a majority owned subsidiary of Highbury. As of November 30, 2006, Aston serves as investment adviser and administrator to the Funds (except ABN AMRO Investor Money Market Fund). AAAM continues to serve as investment adviser to ABN AMRO Investor Money Market Fund and Aston serves as the administrator.

In connection with the Transaction, the Board of Trustees and shareholders approved a new investment advisory agreement with Aston for each Fund listed below (the "Current Advisory Agreement") and approved a new sub-investment advisory agreement between Aston and the sub-adviser identified for each Fund listed below (the "Current Sub-Investment Advisory Agreement", and together with the Current Advisory Agreement, the "Current Agreements"):

FUND                                           SUB-ADVISER
-----                                          -------------

ABN AMRO Growth Fund                           ABN AMRO Asset Management, Inc.
--------------------------------------------------------------------------------
ABN AMRO Real Estate Fund                      ABN AMRO Asset Management, Inc.
--------------------------------------------------------------------------------
M&C Growth Fund                                Montag & Caldwell, Inc.
--------------------------------------------------------------------------------
M&C Balanced Fund                              Montag & Caldwell, Inc.
--------------------------------------------------------------------------------
River Road Dynamic Equity Income Fund          River Road Asset Management LLC
--------------------------------------------------------------------------------
River Road Small Cap Value Fund                River Road Asset Management LLC
--------------------------------------------------------------------------------
TAMRO Large Cap Value Fund                     TAMRO Capital Partners LLC
--------------------------------------------------------------------------------
TAMRO Small Cap Fund                           TAMRO Capital Partners LLC
--------------------------------------------------------------------------------
Veredus Select Growth Fund                     Veredus Asset Management LLC
--------------------------------------------------------------------------------
Veredus SciTech Fund                           Veredus Asset Management LLC
--------------------------------------------------------------------------------
Veredus Aggressive Growth Fund                 Veredus Asset Management LLC
--------------------------------------------------------------------------------
Value Fund                                     MFS Institutional Advisers, Inc.
--------------------------------------------------------------------------------
Optimum Mid Cap Fund                           Optimum Investment Advisors, LP
--------------------------------------------------------------------------------
TCH Fixed Income Fund                          Taplin, Canida & Habacht, Inc.
--------------------------------------------------------------------------------
TCH Investment Grade Bond Fund                 Taplin, Canida & Habacht, Inc.
--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007
NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

FUND                            SUB-ADVISER
----                            -----------

McDonnell Municipal Bond Fund   McDonnell Investment Management, LLC
--------------------------------------------------------------------------------
Balanced Fund                   Taplin, Canida & Habacht, Inc.
                                (Fixed Income Portion)
                                ABN AMRO Asset Management, Inc. (Equity Portion)
--------------------------------------------------------------------------------

The Current Agreements became effective as of November 30, 2006, the closing date of the Purchase Agreement, and the then existing investment advisory and sub-advisory agreements with respect to each Fund were terminated. Each Fund's Current Advisory Agreement provides for the same investment advisory fee rate as previously in place for each Fund and such fees are accrued daily and paid monthly, based on a specific annual rate of average daily net assets.

The factors considered by the Board of Trustees in approving the Current Agreements are included in the Trust's Annual Report dated October 31, 2006.

Prior to the closing of the Transaction, each previous adviser listed below (the "Previous Adviser") provided the Funds with investment advisory services under various advisory agreements. In addition, certain Funds had an expense limitation agreement with the Previous Adviser, which capped annual ordinary operating expenses for Class N and Class I shareholders at certain specified annual rates of average daily net assets. There are no contractual expense limitations for Class R shareholders. The contractual expense limitation contracts with the Previous Advisers set forth below terminated as of November 30, 2006 at which time new contractual expense limitation contracts with Aston became effective (the "Current Expense Limitation Agreements").

The Current Expense Limitation Agreements set forth the same contractual expense limitations as previously in place for each Fund with a Previous Adviser, and are effective through February 28, 2008. With respect to Funds of the Trust that commenced operations after the Transaction, the Optimum Large Cap Opportunity Fund's contractual expense limitation is effective through February 28, 2008, the River Road Small-Mid Cap Fund's contractual expense limitation is effective through March 28, 2008 and the Resolution Global Equity, ABN AMRO Global Real Estate and Neptune International Funds contractual expense limitation is effective through July 31, 2008. Pursuant to a contractual expense reimbursement arrangement between Aston and the following Funds, for a period of three years subsequent to the commencement of operations of each Optimum Large Cap Opportunity Fund -Class N, River Road Small-Mid Cap Fund - Classes N and I, ABN AMRO Global Real Estate Fund - Class N, Resolution Global Equity Fund - Class N and Neptune International Fund - Class I, the Adviser is entitled to be reimbursed by each Fund for previously waived fees and reimbursed expenses to the extent that each Fund's expense ratio (not including acquired fund fees and expenses) remains below the operating expense cap after such reimbursement.

The advisory rates and contractual expense limitations for the year ended October 31, 2007 were as follows:

                                                                                                              CONTRACTUAL
                                                                                                          EXPENSE LIMITATIONS
                                                                                                         ---------------------
                                                 PREVIOUS ADVISER                 ADVISORY FEES           CLASS N     CLASS I
                                         -------------------------------   ---------------------------   ---------   ---------
M&C Growth Fund                          Montag & Caldwell, Inc.           0.80% on first $800,000,000
                                                                             0.60% over $800,000,000       N/A         N/A
ABN AMRO Growth Fund                     ABN AMRO Asset Management, Inc.              0.70%                N/A         N/A
Veredus Select Growth Fund               Veredus Asset Management LLC                 0.80%               1.30%       1.05%
Optimum Large Cap Opportunity Fund (b)                 (a)                            0.80%               1.40%(c)     N/A
TAMRO Large Cap Value Fund               TAMRO Capital Partners LLC                   0.80%               1.20%        N/A
Value Fund                               ABN AMRO Asset Management, Inc.              0.80%               0.94%       0.69%
River Road Dynamic Equity Income Fund    River Road Asset Management LLC              0.70%               1.30%       1.05%
Optimum Mid Cap Fund                     ABN AMRO Asset Management, Inc.   0.80% on first $100,000,000
                                                                             0.75% next $300,000,000
                                                                             0.70% over $400,000,000      1.40%       1.15%
River Road Small-Mid Cap Fund                          (a)                            1.00%               1.50%(c)    1.25%(c)
Veredus Aggressive Growth Fund           Veredus Asset Management LLC                 1.00%               1.49%       1.24%
TAMRO Small Cap Fund                     TAMRO Capital Partners LLC                   0.90%               1.30%       1.05%
River Road Small Cap Value Fund          River Road Asset Management LLC              0.90%               1.50%       1.25%
Resolution Global Equity Fund                          (a)                            1.00%               1.50%(c)     N/A
ABN AMRO Global Real Estate Fund                       (a)                            1.00%               1.50%(c)     N/A


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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007
NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                                                              CONTRACTUAL
                                                                                                         EXPENSE LIMITATIONS
                                                                                                        ---------------------
                                               PREVIOUS ADVISER                  ADVISORY FEES           CLASS N     CLASS I
                                      ----------------------------------  ---------------------------   ---------   ---------
Neptune International Fund                         (a)                               1.00%                 N/A       1.25%(c)
ABN AMRO Real Estate Fund             ABN AMRO Asset Management, Inc.                1.00%                1.37%      1.12%
Veredus SciTech Fund                  Veredus Asset Management LLC                   1.00%                1.60%       N/A
M&C Balanced Fund (d)                 Montag & Caldwell, Inc.                        0.75%                 N/A        N/A
Balanced Fund                         ABN AMRO Asset Management, Inc.                0.70%                 N/A        N/A
TCH Fixed Income Fund (e)             ABN AMRO Asset Management, Inc.                0.55%                0.74%      0.49%
TCH Investment Grade Bond Fund        ABN AMRO Asset Management, Inc.                0.50%                0.89%      0.64%
McDonnell Municipal Bond Fund (f)     ABN AMRO Asset Management, Inc.                0.60%                 N/A        N/A
ABN AMRO Investor Money Market Fund   ABN AMRO Asset Management, Inc. (g)            0.40%                 N/A        N/A

(a) The Funds commenced operations after the close of the Transaction. Aston has served as investment adviser to the Fund since inception.

(b) The contractual expense limitation is 1.40% for the Optimum Large Cap Opportunity Fund, however, effective May 1, 2007, Aston agreed to voluntarily waive management fees and/or reimburse expenses so that the net expense ratio is no more than 1.10% for Class N Shares. Aston may revise or discontinue the voluntary waivers at any time

(c) Aston and the Fund have entered into a contractual expense reimbursement agreement which states for a period of three years subsequent to the commencement of operations of the Fund the Adviser is entitled to be reimbursed by the Fund for previously waived fees and reimbursed expenses to the extent that the Fund's expense ratio (not including acquired fund fees and expenses) remains below the operating expense cap after such reimbursement.

(d) Effective November 1, 2006, Aston agreed to voluntarily waive management fees and/or reimburse expenses for the M&C Balanced Fund so that the net expense ratio is no more than 1.35% for Class N Shares and 1.10% for Class I Shares. Aston may revise or discontinue the voluntary waivers at any time.

(e) Effective September 1, 2007, Aston agreed to voluntarily waive management fees and/or reimburse expenses for the TCH Fixed Income Fund so that the net expense ratio is no more than 0.64% for Class N Shares and 0.39% for Class I Shares. Aston may revise or discontinue the voluntary waivers at any time.

(f) Effective February 1, 2007 Aston agreed to voluntarily waive management fees and/or reimburse expenses for the McDonnell Municipal Bond Fund so that the net expense ratio is no more than 0.85% for Class N Shares. Prior to February 1, 2007, Aston voluntarily waived management fees and all distribution fees so that the net expense ratio was 0.50% for Class N Shares. Aston may revise or discontinue the voluntary waivers at any time.

(g) ABN AMRO Asset Management, Inc. continues to serve as the investment adviser for ABN AMRO Investor Money Market Fund.

With respect to each of the Funds that commenced operations after the close of the Transaction, the Board of Trustees and shareholders approved Investment Advisory Agreements with Aston and Sub-Investment Advisory Agreements with each Sub-Adviser as follows:

FUND                                     SUB-ADVISER
----                                     -----------
Optimum Large Cap Opportunity Fund       Optimum Investment Advisers LLC
River Road Small-Mid Cap Fund            River Road Asset Management LLC
Resolution Global Equity Fund            Resolution Investment Services Limited
ABN AMRO Global Real Estate Fund         ABN AMRO Asset Management, Inc.
Neptune International Fund               Neptune Investment Management Limited

In addition, prior to the Transaction, AAAM was a party to Sub-Investment Advisory Agreements as follows:

FUND                                     SUB-ADVISER
----                                     -----------
Value Fund                               MFS Institutional Advisors, Inc.
Optimum Mid Cap Fund                     Optimum Investment Advisers, LLC

Sub-advisory fees are paid monthly by Aston.

TAMRO TRANSACTION. On June 29, 2007, pursuant to the closing of an asset purchase agreement between TAMRO Capital Partners, LLC ("TAMRO") and ABN AMRO Asset Management Holdings, Inc. and Tasho Investment, LLC ("Tasho"), Tasho purchased substantially all of the assets and liabilities of TAMRO related to its investment advisory business. The transaction is referred to herein as the "Buyback Transaction." The Buyback Transaction resulted in the termination of the Current Sub-Investment Advisory Agreement for the TAMRO Large Cap Value Fund and TAMRO Small Cap Fund (each a "TAMRO Fund" and collectively, the "TAMRO Funds") between Aston and TAMRO. A new Sub-Investment Advisory Agreement for each TAMRO Fund between Aston and Tasho (renamed TAMRO Capital Partners, LLC), with substantially the same terms as the prior agreement (the "New TAMRO Sub-Investment Advisory Agreement"), was approved by the Board of Trustees and then by shareholders of each TAMRO Fund at a Special Meeting of Shareholders for each Fund on June 28, 2007 (the "Special Shareholder Meeting"). The factors considered by the Board of Trustees in approving each New TAMRO Sub-Investment Advisory Agreement and the Shareholder Voting Results from the Special Shareholder Meeting are included in this Report under "Additional Information".

RECENT EVENT. AAAM, Montag & Caldwell, Inc., River Road Asset Management, LLC and Veredus Asset Management LLC are each indirect subsidiaries of ABN AMRO Holdings N.V. ("Holdings"). On October 10, 2007, a consortium comprised of The Royal Bank of Scotland Group plc, Banco Santander Central Hispano and Fortis N.V. announced the successful completion of a tender offer for substantially all of the shares of Holdings (the "Tender Offer"). The Tender Offer, which settled on October 17, 2007, was deemed to cause an "assignment" and automatic termination of the Investment


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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

Advisory Agreement with AAAM with respect to the ABN AMRO Investor Money Market Fund and Current Sub-Investment Advisory Agreements with the subsidiaries of Holdings. The consortium has announced its intent to transfer the asset management business of Holdings to Fortis N.V., subject to the completion of due diligence and regulatory approvals. There is no assurance that the acquisition of Holdings will be consummated as contemplated.

On October 16, 2007, the Board of Trustees of Aston Funds voted to approve (i) an Interim Investment Advisory Agreement with AAAM for the ABN AMRO Investor Money Market Fund (the "Interim Advisory Agreement"), and (ii) new Sub-Investment Advisory Agreements with the current sub-adviser of each Fund listed below (the "New Sub-Investment Advisory Agreements"), in each case effective following automatic termination of the respective Current Agreement. The terms of the Interim Advisory Agreement and New Sub-Investment Advisory Agreements are substantially the same as the prior agreements except for term and termination provisions. Shareholders of the ABN AMRO Investor Money Market Fund will receive additional information by proxy statement and shareholders of the other funds listed below will receive an information statement in accordance with the terms of a manager-of-managers exemptive order applicable to those funds.

--------------------------------------------------------------------------------
M&C Growth Fund                                           River Road Small Cap
                                                          Value Fund
--------------------------------------------------------------------------------
ABN AMRO Growth Fund                                      ABN AMRO Global Real
                                                          Estate Fund
--------------------------------------------------------------------------------
Veredus Select Growth Fund                                ABN AMRO Real
                                                          Estate Fund
--------------------------------------------------------------------------------
River Road Dynamic                                        Veredus SciTech Fund
Equity Income Fund
--------------------------------------------------------------------------------
River Road Small-Mid Cap Fund                             M&C Balanced Fund
--------------------------------------------------------------------------------
Veredus Aggressive                                        Balanced Fund
Growth Fund
--------------------------------------------------------------------------------

The factors considered by the Board in approving the Interim Advisory Agreement for ABN AMRO Investor Money Market Fund and the New Sub-Investment Advisory Agreements for the funds listed above are included in this Report under "Additional Information". Prior to the Transaction, ABN AMRO Investment Fund Services, Inc. ("AAIFS"), provided the Funds with various administrative services. On November 30, 2006, AAIFS, the Trust and the Board of Trustees assigned the administration agreement between the Funds and AAIFS (the "Administration Agreement") to Aston in connection with the Transaction. Under the terms of the Administration Agreement, administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and base fees are fixed at an annual rate of $12,000 per Fund. The Fee is allocated to each Fund based on the relative net assets of the Trust. Administration expenses also include pricing agent fees and compliance related expenses. The administration fee arrangement is as follows:

ADMINISTRATION FEES
AT TRUST LEVEL                   ANNUAL RATE
-------------------              -----------
First $7.4 billion                 0.0490%
Over $7.4 billion                  0.0465%

PFPC Inc. ("PFPC") provides certain administrative services to the Funds pursuant to a Sub-administration and Accounting Services Agreement between AAIFS and PFPC (the "Sub-Administration Agreement"). On November 30, 2006, the Sub-Administration Agreement was assigned from AAIFS to Aston. Effective August 1, 2006, under the terms of the Sub-Administration Agreement, sub-administration fees are accrued daily and paid monthly, at a rate of 0.022% of average daily net assets of the Trust and a base fee at an annual rate of $12,000 per Fund.

Prior to the Transaction, ABN AMRO Distribution Services (USA) Inc. served as principal underwriter and distributor of the Funds' shares under the same fee structure described below. As of December 1, 2006, PFPC Distributors, Inc. (the "Distributor") serves as principal underwriter and distributer of the Fund's shares. Pursuant to Rule 12b-1 distribution plans (the "Plans") adopted by the Funds, with the exception of ABN AMRO Investor Money Market Fund, with respect to Class N shares and Class R shares, the Funds pay certain expenses associated with the distribution of their shares. Under the Plans, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's Class N average daily net assets and 0.50% of each participating Fund's Class R average daily net assets. The Class I shares do not have distribution plans.

In addition, some of the Funds, with respect to Class N Shares and Class I Shares, pay a sub-transfer agent fee pursuant to certain fee arrangements. For the year ended October 31, 2007, the fees charged to these Funds for


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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

Class N and Class I, which are included in the Transfer agent fees on the Statement of Operations, were as follows:

                                                        SUB-TRANSFER AGENT FEES
                                                        -----------------------
                   FUND                                  CLASS N        CLASS I
                   ----                                 ---------      --------
M&C Growth Fund                                         $ 228,076      $ 25,620
ABN AMRO Growth Fund                                      118,165        21,000
Veredus Select Growth Fund                                 32,811            --
Optimum Large Cap                                           9,804            --
Opportunity Fund TAMRO Large Cap Value Fund                 3,295            --
Value Fund                                                    320            --
River Road Dynamic Equity Income Fund                      22,904            --
Optimum Mid Cap Fund                                      211,754         7,167
River Road Small-Mid Cap Fund                                 268            --
Veredus Aggressive Growth Fund                             70,768         5,783
TAMRO Small Cap Fund                                       64,284         1,070
River Road Small Cap Value Fund                           119,167         7,005
Resolution Global Equity Fund                               3,698            --
ABN AMRO Global Real Estate Fund                               --            --
ABN AMRO Real Estate Fund                                   8,025            --
Veredus SciTech Fund                                        1,598            --
M&C Balanced Fund                                           5,505            --
TCH Fixed Income Fund                                       5,398            --
McDonnell Municipal Bond Fund                                  --            --

The Trust does not compensate its officers or interested Trustees who are affiliated with the Adviser. The Trust pays each non-interested Trustee $5,000 per Board of Trustees meeting attended, an annual retainer of $25,000 and reimburses for out-of-pocket expenses. In addition, the Trust pays each member of the Nominating and Governance Committee a $2,000 annual retainer and each member of the Audit Committee a $2,500 annual retainer. The Chairman of the Audit Committee receives an additional $10,000 per year, the Chairman of the Nominating and Governance Committee receives an additional $2,500 per year, and the Lead Independent Trustee receives an additional $20,000 per year.

NOTE (H) CREDIT AGREEMENT: The Credit Agreement with The Bank of Nova Scotia, amended March 16, 2007, provides the Trust with a revolving credit facility up to $50 million. The facility is shared by each series of the Trust except for the Aston/River Road Small-Mid Cap Fund, Aston/ABN AMRO Global Real Estate Fund, Aston/Neptune International Fund and Aston/Resolution Global Equity Fund, and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The annual facility fee is 0.11% of the commitment amount of the facility in addition to an annual administration fee of $37,500 and reasonable legal expenses incurred in connection with the preparation of any amendments. The interest rate on outstanding loans is equivalent to the Federal Funds Rate or LIBOR (London Interbank Offered Rate), as applicable, plus 0.625%. Borrowings must be repaid within 60 days. At October 31, 2007, there were no borrowings outstanding on the line of credit.

For the Funds that utilized the line of credit during the year ended October 31, 2007, the average daily loan balance outstanding on the days where borrowings existed, the weighted average interest rate and the interest expense, included on the Statement of Operations, allocated to each Fund for use of the line of credit were as follows:

                        AVERAGE DAILY LOAN   WEIGHTED AVERAGE
                             BALANCE           INTEREST RATE    INTEREST EXPENSE
                           -----------         -------------    ----------------
M&C Growth Fund            $13,084,087             4.58%            $ 29,016
ABN AMRO Growth Fund         5,291,409             5.25%              35,281
Optimum Large Cap
   Opportunity Fund          1,404,493             5.16%               2,835
River Road Dynamic
   Equity Income Fund          777,775             5.28%               1,831
Optimum Mid Cap Fund         5,925,600             5.27%               2,605
Veredus Aggressive           7,352,987             5.29%              56,312
   Growth Fund
TAMRO Small Cap Fund         3,322,600             5.28%                 487
River Road Small             1,708,989             4.80%               2,050
   Cap Value Fund
ABN AMRO Real                3,773,700             5.31%                 551
   Estate Fund
M&C Balanced Fund            2,472,029             5.29%               2,549
Balanced Fund                1,037,636             3.96%               4,252
TCH Fixed Income             2,725,700             5.32%               1,208
   Fund
TCH Investment               1,721,100             5.33%                 255
   Grade Bond Fund
McDonnell Municipal          1,748,400             5.27%                 511
   Bond Fund

NOTE (I) REFLOW FUND LLC: The Veredus Aggressive Growth Fund may participate in the ReFlow Fund LLC program ("ReFlow"), which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund's net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales or when the shares have been outstanding for the holding limit of 28 days, whichever comes first. In return for this service, the Veredus Aggressive Growth Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.

The costs to the Veredus Aggressive Growth Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity,


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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007
NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

such as the Fund's short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.

As of October 31, 2007, the Veredus Aggressive Growth Fund had not utilized ReFlow.

NOTE (J) SUBSEQUENT EVENTS: The Trust filed a Post Effective Amendment to its Registration Statement ("PEA") on October 31, 2007 for the purpose of adding five new series to the Trust, Aston/Barings International Fund, Aston/Cardinal Mid Cap Value Fund, Aston/ClariVest Mid Cap Growth Fund, Aston/Montag & Caldwell Mid Cap Growth Fund and Aston/SGA International Small-Mid Cap Fund. These new funds commenced operations on or about November 1, 2007. The Trust filed a PEA on October 15, 2007 for the purpose of adding a new series to the Trust, Aston/New Century Absolute Return ETF Fund, which is expected to commence operations in the second fiscal quarter of 2008. The Trust filed a PEA on October 22, 2007 for the purpose of adding a new series to the Trust, Aston/Smart Allocation ETF Fund, which is expected to commence operations on or about January 7, 2008. The Trust filed a PEA on October 26, 2007 for the purpose of adding a new series to the Trust, Aston/MB Enhanced Equity Income Fund, which is expected to commence operations on or about January 9, 2008.

On December 13, 2007, Pearl Group Limited ("Pearl") announced its intention to purchase Resolution PLC, parent company of Resolution Investment Services Limited ("Resolution") (the "Acquisition"). The Acquisition may be deemed to cause an assignment of the current sub-investment advisory agreement between Aston Asset Management LLC and Resolution with respect to Aston/Resolution Global Equity Fund. In accordance with the terms of the manager-of-managers exemptive order applicable to the Fund, the Board of Trustees will consider the retention of Resolution following the Acquisition and shareholders will receive an information statement describing the Board's actions.

On December 20, 2007, the Board of Trustees of Aston Funds considered and approved (i) the termination of the current sub-investment advisory agreement between Aston and ABN AMRO Asset Management, Inc. ("AAAM") on behalf of Aston/ABN AMRO Growth Fund and the equity portion of Aston Balanced Fund (each a "Fund") and (ii) a new sub-investment advisory agreement with Montag & Caldwell, Inc. on behalf of each Fund ("New Sub-Investment Advisory Agreement"). After consideration of several factors, the Board determined that the New Sub-Investment Advisory Agreement was in the best interests of each Fund and its shareholders. The former agreement for each Fund will terminate as of January 1, 2008 and the New Sub-Investment Advisory Agreement for each Fund will be effective as of that date. Shareholders of the Funds will receive an information statement describing the New Sub-Investment Advisory Agreement and the new subadviser in accordance with the terms of a manager-of-managers exemptive order applicable to the Funds.

Effective as of January 1, 2008, the name of the TAMRO Large Cap Value Fund will be changed to the Aston/TAMRO All Cap Fund. Prior to that date the Fund had a policy of investing a minimum of 80% of its assets in common stocks of improving quality, large cap companies under normal circumstances (the "80% Policy"). In connection with the change in name of the Fund, effective as of January 1, 2008, the 80% Policy will terminate and the Fund will transition to its new strategy of investing in multi-cap core securities. In addition, effective as of January 1, 2008 the Fund's benchmark will change from the S&P 500/Citigroup Value Index to the Russell 3000 Index in connection with the change in name of the Fund and related change in investment strategy.


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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Aston Funds (formerly ABN AMRO Funds)

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of the Aston/Montag & Caldwell Growth Fund, Aston/ABN AMRO Growth Fund, Aston/Veredus Select Growth Fund, Aston/Optimum Large Cap Opportunity Fund, Aston/TAMRO Large Cap Value Fund, Aston Value Fund, Aston/River Road Dynamic Equity Income Fund, Aston/Optimum Mid Cap Fund, Aston/River Road Small-Mid Cap Fund, Aston/Veredus Aggressive Growth Fund, Aston/TAMRO Small Cap Fund, Aston/River Road Small Cap Value Fund, Aston/Resolution Global Equity Fund, Aston/ABN AMRO Global Real Estate Fund, Aston/Neptune International Fund, Aston/ABN AMRO Real Estate Fund, Aston/Veredus SciTech Fund, Aston/Montag & Caldwell Balanced Fund, Aston Balanced Fund, Aston/TCH Fixed Income Fund, Aston/TCH Investment Grade Bond Fund, Aston/McDonnell Municipal Bond Fund, and Aston/ABN AMRO Investor Money Market Fund (the "Funds") (twenty three of the portfolios constituting the Aston Funds (formerly ABN AMRO Funds (the "Trust")), as of October 31, 2007 and the related statement of operations and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned portfolios of the Aston Funds at October 31, 2007, the results of their operations, changes in their net assets and financial highlights for the periods indicated above, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & young LLP

Chicago, Illinois
December 20, 2007


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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007
ADDITIONAL INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

FORM N-Q: The Trust files complete schedules of portfolio holdings for the Funds with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q are available on the SEC's Web site at www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 202 942-8090.

PROXY VOTING: Aston Funds' Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, which is available (i) upon request, without charge, by calling 800 992-8151; (ii) on Aston Funds' Web site at www.astonfunds.com; and (iii) on the SEC's Web site at www.sec.gov. Aston Funds' Proxy Voting Record for the most recent twelve-month period ended June 30 is available without charge (i) on the Funds' Web site at www.astonfunds.com; and (ii) on the SEC's Web site at www.sec.gov.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT WITH RESPECT TO ASTON/ABN AMRO GLOBAL REAL ESTATE FUND, ASTON/NEPTUNE INTERNATIONAL FUND AND ASTON/RESOLUTION GLOBAL EQUITY FUND

At an in-person meeting on June 21, 2007, the Board of Trustees (the "Board") of Aston Funds (the "Trust"), including the Independent Trustees, determined that the terms of the Investment Advisory Agreement with Aston Asset Management LLC ("Aston") with respect to the Aston/ABN AMRO Global Real Estate Fund, Aston/Neptune International Fund and Aston/Resolution Global Equity Fund (each a "New Fund," and collectively, the "New Funds") are fair and reasonable and approved the Agreement for the New Funds as being in the best interests of each New Fund. In making such determinations, the Board, including the Independent Trustees, considered materials received and discussions held with respect to the approval of the Investment Advisory Agreement. The Independent Trustees met separately from the "interested" Trustee of the Trust and any officers of Aston or its affiliates to consider approval of the Investment Advisory Agreement with respect to each New Fund and were assisted by independent legal counsel in their deliberations.

In evaluating the Investment Advisory Agreement on behalf of each New Fund, the Board reviewed information regarding: (1) the nature, extent and quality of the services to be provided to the New Fund, including information regarding the personnel involved in the investment oversight process; (2) the advisory fees to be charged and estimated total expense ratio of the New Fund compared to a peer group of funds; (3) fee waivers or expenses to be reimbursed by the investment adviser and/or subadviser; and (4) potential benefits to be received by affiliates of the investment adviser from its relationship with the New Fund. In considering the Investment Advisory Agreement on behalf of each New Fund, the Board, including the Independent Trustees, did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The following summary does not detail all the matters considered.

NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered that Aston intends to manage each New Fund by delegating the day-to-day investment responsibility for managing each New Fund to a subadviser. The Board considered Aston's ability and procedures to monitor the performance of subadvisers, business practices and compliance policies and procedures. In this regard, the Board noted the responsibilities and experience of Aston personnel. The Board also noted the nature and quality of administration services provided by Aston to the Trust, as well as the nature and quality of the services that historically were provided by Aston and its personnel through the prior organizations with which they were associated.

On the basis of this evaluation, the Board concluded that the nature, quality and extent of services to be provided by Aston are expected to be satisfactory.

EXPENSES. The Board considered each New Fund's proposed management fee rate, estimated operating expense ratio and total expense ratio. As a part of this analysis, the Board considered the investment advisory fee to be paid by each New Fund to Aston as well as fee waivers or expenses to be reimbursed by Aston and compared the proposed advisory fees and estimated total expenses to those of a relevant peer group for each New Fund. The Board concluded that the proposed advisory fees were reasonable and appropriate in light of the nature, quality and extent of services to be provided by Aston.


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COSTS AND  PROFITABILITY.  With  respect to the costs of services to be provided and profits to be realized by the investment adviser, the Board considered the resources involved in managing the New Funds in light of Aston's business model as well as fee waivers or expenses to be reimbursed by the investment adviser. The Board noted that, with respect to the New Funds, the adviser will bear 50% of any fee waivers or expense reimbursements. Because the New Funds have not yet commenced operations, profitability information was not available. However, based upon projected asset size and the impact of fee waivers or expenses to be reimbursed by the investment adviser, the Board of Trustees concluded that profitability was not expected to be unreasonable.

ECONOMIES OF SCALE. The Board considered the extent to which economies of scale would be realized as each New Fund grows. The Board reviewed the New Funds' estimated expense ratios giving effect to fee waivers or expenses to be reimbursed by the investment adviser and/or subadviser, and considered the potential asset size of each New Fund. The Board concluded that at this time, the potential for economies of scale are limited.

OTHER BENEFITS TO THE INVESTMENT ADVISER. The Board also considered the nature and amount of fees to be paid by the New Funds for services to be provided by Aston for administration services. The Board also considered payments under the Rule 12b-1 distribution plan and noted that Aston currently does not intend to manage any of the Aston Funds directly and therefore will not benefit from the use of "soft" commission dollars to pay for research and brokerage services. The Board concluded that the advisory fees were reasonable taking into account any other benefits to be received by the Adviser from its relationship with the New Funds.

CONCLUSION. Based upon its evaluation of all material factors and assisted by the advice of independent legal counsel, the Board, including all of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement for the New Funds, including the proposed advisory fee, were fair and reasonable, and that the Investment Advisory Agreement on behalf of the New Funds should be approved.

FACTORS  CONSIDERED  BY THE BOARD OF TRUSTEES IN  APPROVING  THE  SUB-INVESTMENT
ADVISORY AGREEMENT WITH RESPECT TO ASTON/ABN AMRO GLOBAL REAL ESTATE FUND, ASTON/NEPTUNE INTERNATIONAL FUND AND ASTON/RESOLUTION GLOBAL EQUITY FUND

The Board of Trustees (the "Board") of the Aston Funds (the "Trust") approved a Sub-Investment Advisory Agreement between Aston and ABN AMRO Asset Management, Inc. ("ABN AMRO") with respect to the Aston/ABN AMRO Global Real Estate Fund, Neptune Investment Management Limited with respect to the Aston/Neptune International Fund and Resolution Investment Services Limited (each a "Subadviser," and collectively, the "Subadvisers") with respect to the Aston/Resolution Global Equity Fund (each a "Sub-Investment Advisory Agreement" and collectively, the "Sub-Investment Advisory Agreements") at an in-person meeting on June 21, 2007. The Independent Trustees met separately from the "interested" Trustee of the Trust and any officers of Aston, the subadvisers or their affiliates to consider approval of each Sub-Investment Advisory Agreement and were assisted by independent legal counsel in their deliberations. Among the matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the Sub-Investment Advisory Agreements were the following:

NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered the nature, extent and quality of services expected to be provided under each Sub-Investment Advisory Agreement. The Board considered the reputation, qualifications and background of each proposed Subadviser, including for Neptune Investment Management Limited and Resolution Investment Services Limited the extensive nature of their organizations outside of the U.S. The Board also considered the investment approach of each Subadviser, the experience and skills of investment personnel responsible for the day-to-day investment management of each New Fund and the resources made available to such personnel. The Board noted that ABN AMRO currently manages other funds of the Trust, and took into account the quality of services provided to those funds. The Board also considered the performance of similar products managed by each Subadviser outside the United States. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services to be provided by each Subadviser are expected to be satisfactory.

FEES, PROFITABILITY AND ECONOMIES OF SCALE. The Board considered the subadvisory fee rates under the Sub-Investment Advisory Agreements as well as the overall management fee structure of the New Funds. The Board considered that the subadvisory fee rates were negotiated at arm's length between Aston and each Subadviser, each an unaffiliated third party, and that Aston will com-


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pensate each  Subadviser  from its fees. As part of its review of the investment advisory agreement with Aston, the Board considered whether there will be economies of scale with respect to the overall fee structure of each New Fund and whether a New Fund will benefit from any economies of scale. The Board concluded that the proposed subadvisory fee rates were reasonable in light of the nature, quality and extent of services to be provided and that the economies of scale were limited at this time.

OTHER BENEFITS TO THE SUBADVISER. The Board also considered the character and amount of other incidental benefits received by the Subadvisers. The Board considered potential benefits from the use of "soft dollars," noting that each Subadviser generally does use portfolio brokerage transactions to pay for research services generated by parties other than the executing broker dealer. The Board concluded that the subadvisory fees were reasonable taking into account any other benefits to be received by the Subadvisers from their relationship with the New Funds.

CONCLUSION. Based on all of the information considered and the conclusions reached, the Board determined that the terms of each Sub-Investment Advisory Agreement are fair and reasonable, and that the approval of each Sub-Investment Advisory Agreement is in the best interests of each New Fund. No single factor was determinative in the Board's analysis.

CONSIDERATIONS OF THE BOARD OF TRUSTEES IN CONNECTION WITH THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT WITH RESPECT TO ASTON/TAMRO LARGE CAP VALUE FUND AND ASTON/TAMRO SMALL CAP FUND

The Board of Trustees (the "Board") considered a new Sub-Investment Advisory Agreement between Aston Asset Management LLC ("Aston") and Tasho Investments, LLC ("Tasho"), which will be renamed, TAMRO Capital Partners, LLC, with respect to Aston/TAMRO Large Cap Value Fund and Aston/TAMRO Small Cap Fund (each a "Fund", collectively, the "Funds") at an in-person meeting held on March 22, 2007. The Independent Trustees met separately from the "interested" Trustee of the Trust and any officers of Aston, Tasho or their affiliates to consider approval of the Sub-Investment Advisory Agreement between Aston and Tasho (the "Sub-Investment Advisory Agreement") and were assisted by independent legal counsel in their deliberations. The Board of Trustees considered materials presented and discussions held at the February and March 2007 meetings specifically relating to the approval of a new Sub-Investment Advisory Agreement in connection with the purchase of TAMRO Capital Partners LLC's ("TAMRO") investment advisory business by a newly formed entity owned primarily by management personnel of TAMRO (the "Buyback Transaction").

The Board, including all of the Independent Trustees, determined that the Sub-Investment Advisory Agreement with Tasho will enable the Funds to continue to enjoy high-quality investment advisory services at costs that are appropriate, reasonable and in the best interests of the Funds and their shareholders. In making such determination, the Board, including all of the Independent Trustees, reviewed materials provided by Aston and Tasho including information regarding (i) the nature, extent and quality of services to be provided; (ii) the sub-advisory fee to be charged and information regarding the expense ratios of the Funds; (iii) fee waivers or expenses to be reimbursed;
(iv) potential benefits to be received by affiliates of the subadviser; and (v) information regarding the impact of the Buyback Transaction on the services to be provided to the Funds. The Board also determined that it was appropriate to take into consideration the extensive information received throughout the year regarding performance and operating results of the TAMRO Funds, given the continuity of portfolio management expected following the transaction. Among other matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement were the following:

NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered the impact of the Buyback Transaction on the nature, extent and quality of services expected to be provided under the Sub-Investment Advisory Agreement. The Board considered information regarding the financial strength and resources of Tasho following the completion of the Buyback Transaction. The Board also considered the pros and cons of being associated with a smaller, more entrepreneurial company owned principally by management versus being associated with a larger, more established parent company. The Board considered that the newly formed company intends to retain substantially all personnel of the existing subadviser. The Board noted that the investment approach of the subadviser, and the experience and skills of investment personnel responsible for the day-to-day management of the Funds would not change as a result of the Buyback Transaction. The Board considered the performance of the Funds, taking into account resources available under current ownership and the resources expected under new ownership. Additionally, the Board considered the performance of


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separate  accounts  with   substantially  the  same  investment   objective  and
strategies as the Funds. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services to be provided by the sub-adviser are expected to be satisfactory with respect to each Fund.

FEES, PROFITABILITY AND ECONOMIES OF SCALE. The Board considered the subadvisory fee rates under the Sub-Investment Advisory Agreement as well as the overall management fee structure of the Funds. The Board considered that the subadvisory fee rates were negotiated at arm's length between Aston and Tasho, two unaffiliated parties, and that Aston will compensate the subadviser from its fees. As part of its previous review of the investment advisory agreement with Aston, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Funds and whether the Funds will benefit from any economies of scale. The Board concluded that the proposed subadvi-sory fee rates were reasonable and that the economies of scale were limited at this time.

OTHER BENEFITS TO THE SUBADVISER. The Board also considered the character and amount of other incidental benefits received by the subadviser. The Board considered potential benefits from the use of "soft dollars," noting that the subadviser generally does not use portfolio brokerage transactions to pay for research services generated by parties other than the executing broker-dealer. The Board concluded that any incidental benefits to be received by the subadviser from its relationship with the Funds are expected to be reasonable.

CONCLUSION. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Investment Advisory Agreement are fair and reasonable, and that the approval of the Sub-Investment Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE SUB-INVESTMENT ADVISORY AGREEMENTS IN CONNECTION WITH THE ABN AMRO TRANSACTION

At a special in-person meeting of the Board of Trustees of Aston Funds (the "Board") on October 16, 2007, the Board considered the recommendation of Aston Asset Management LLC ("Aston") to retain the current subadviser to each of the following funds (each a "Fund") based on information then known with respect to a change of control and subsequent restructuring of ABN AMRO Holdings N.V.:

FUND                         SUBADVISER
Aston Balanced Fund*         ABN AMRO Asset
Aston/ABN AMRO Growth Fund   Management, Inc.
Aston/ABN AMRO Real          ("AAAM")
   Estate Fund
Aston/ABN AMRO Global
   Real Estate Fund

Aston/Montag &               Montag and Caldwell, Inc.
   Caldwell Balanced Fund    ("Montag & Caldwell")
Aston/Montag & Caldwell
   Growth Fund

Aston/River Road Dynamic     River Road Asset
   Equity Income Fund        Management, LLC ("River
Aston/River Road Small       Road")
   Cap Value Fund
Aston/River Road Small-
   Mid Cap Fund

Aston/Veredus Aggressive     Veredus Asset Management
   Growth Fund               LLC ("Veredus")

Aston/Veredus SciTech Fund
Aston/Veredus Select
   Growth Fund

* The Fund is managed under a multi manager approach and AAAM serves as manager to the equity portion of the portfolio.

The Board considered that the current Sub Investment Advisory Agreement with each subadviser listed above would automatically terminate as of the completion of a tender offer with respect to substantially all of the outstanding shares of ABN AMRO Holdings N.V. ("ABN AMRO") by a consortium comprised of The Royal Bank of Scotland plc, Banco Santander Central Hispano and Fortis N.V. The Board considered that the tender offer was expected to occur on or about October 17, 2007, and that the consortium subsequently intended to restructure ABN AMRO and transfer its various businesses among the members of the consortium (the "Transaction"). The Board received information compiled from publicly available sources and from AAAM regarding the members of the consortium, their intent with respect to the asset management business of ABN AMRO, and the expected future steps of the Transaction. The Independent Trustees met separately from the "interested" Trustee of the Trust


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and any officers of Aston,  the subadvisers and their affiliates to consider the approval of the new Sub-Investment Advisory with respect to each Fund and were assisted by independent legal counsel in their deliberations.

The Board considered that the completion of the Transaction was subject to the completion of due diligence by the consortium and regulatory approvals. The Board considered that additional information regarding the Transaction and impact of the Transaction on each subadviser was expected to be available prior to end of the year. Based on the information available as of that time, the Board, including the Independent Trustees, determined that it was in the best interests of each Fund and its shareholders to retain the current subadviser to each Fund on substantially the same terms as the agreement that was in place prior to the Transaction, except that the Funds would have the ability to terminate each agreement upon ten (10) days' notice. In determining whether to approve a new Sub-Investment Advisory Agreement with respect to each Fund in connection with the Transaction, the Board received information and made inquiries into all matters deemed relevant and considered the following factors among others:

      o whether the personnel of each subadviser, including management and investment personnel, will remain the same after the restructuring and whether there are sufficient incentives in place to retain key personnel during the completion of the Transaction;

      o whether the change of control will result in any change in the scope, nature or quality of services provided by each subadviser to the Funds;

      o whether the change of control will change the resources, focus, culture or operations of each subadviser; and

      o whether the change in control will have any impact on Aston's plans for the affected Funds, including any proposals to merge or liquidate any Fund.

The Board also considered that ABN AMRO had undertaken to bear all of the costs of the Funds as a result of the Transaction, including the costs of preparing, printing, and mailing an Information Statement to shareholders of the affected funds.

In connection with its decision at the October 16, 2007 meeting to approve the new Sub-Investment Advisory Agreements, the Board considered the following:

NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered the impact of the Transaction on the nature, extent and quality of services expected to be provided under each Sub Investment Advisory Agreement. With respect to AAAM, the Board considered that the Transaction is expected to result in the integration of ABN AMRO's asset management businesses into Fortis N.V., and would likely have a significant impact on the organization, including its personnel, culture and operations. Accordingly, the Board considered information regarding the resources of the combined entity, the plans for integrating the two businesses and plans put in place by management to retain key management and investment during the completion of the Transaction. On the basis of information available at this time, the Board determined that the nature, quality and extent of services was expected to continue to be satisfactory with respect to each Fund.

With respect to each of Montag & Caldwell, River Road and Veredus, the Board considered that Transaction was not likely to have a material impact on the operations of the organization and that each organization was expected to continue to operate relatively independently from Fortis N.V. following completion of the Transaction. The Board considered that the investment approach of each subadviser, and the experience and skills of investment personnel responsible for the day-to-day management of the Funds, were not expected to change as a result of the Transaction. The Board also considered that these sub-advisers would not be combined with Fortis N.V. and the Transaction would not impact management of the subad-viser. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services expected to be provided by each subadviser are expected to continue to be satisfactory with respect to each Fund.

FEES, PROFITABILITY AND ECONOMIES OF SCALE. The Board considered the subadvisory fee rates under each new Sub-Investment Advisory Agreement as well as the overall management fee structure of the Funds. The Board considered that the subadvisory fee rates would not change as a result of the Transaction, and were negotiated at arm's length between Aston and each subadviser, two unaffiliated parties, and that Aston will compensate the subadviser from its fees. The Board concluded that additional economies of scale were not expected to result from the Transaction at this time.


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OTHER BENEFITS TO THE  SUBADVISER.  The Board also  considered the character and amount of other incidental benefits received by each subadviser. The Board considered information previously received regarding the potential benefits from the use of "soft dollars," noting that the subadvisers generally do not use portfolio brokerage transactions to pay for third party research services. The Board concluded that any incidental benefits to be received by the subadvisers from their relationship with the Funds are expected to continue to be reasonable following the Transaction.

CONCLUSION. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the new Sub-Investment Advisory Agreement with each Fund are fair and reasonable, and that the approval of each new Sub-Investment Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE INTERIM INVESTMENT ADVISORY AGREEMENTS FOR THE MONEY MARKET FUNDS

At an in-person meeting held on October 16, 2007, the Board, including all the Independent Trustees, considered the terms of an Interim Investment Advisory Agreement with ABN AMRO Asset Management, Inc. ("AAAM") with respect to each money market fund series of the Trust (the "Money Market Funds"). In considering the Interim Investment Advisory Agreement on behalf of each Money Market Fund, the Board considered, among other factors, the following:

      o The current Investment Advisory Agreement with each Money Market Fund would automatically terminate as of the completion of a tender offer with respect to substantially all of the outstanding shares of ABN AMRO Holdings N.V. ("ABN AMRO") by a consortium comprised of The Royal Bank of Scotland plc, Banco Santander Central Hispano and Fortis N.V. and that the tender offer was expected to be completed on October 17, 2007.

      o Pursuant to Rule 15a-4 of the Investment Company Act of 1940, the terms of each Interim Advisory Agreement are substantially the same as the current Investment Advisory Agreement, except that each Interim Advisory Agreement will have a maximum term of one hundred and fifty (150) days. The compensation payable under the Interim Investment Advisory Agreement is the same as the amount payable under the current investment advisory agreement.

      o AAAM provided information and assurances that it had implemented an integration and transition plan that was reasonably designed to retain key management personnel and investment personnel responsible for the Money Market Funds during the term of the Interim Advisory Agreement.

      o AAAM has been the investment adviser to each Money Market Fund since inception and, pending receipt of more detailed information regarding the Transaction, continuity of investment personnel was in the best interests of the Money Market Funds.

The Independent Trustees met separately from the "interested" Trustee of the Trust and any officers of the investment adviser or its affiliates to consider approval of the Interim Investment Advisory Agreement and were assisted by independent legal counsel in their deliberations. The Board, including the Independent Trustees, determined that the nature, quality and scope of services to be provided to the Money Market Funds during the term of the Interim Advisory Agreements were expected to be at least equivalent to the services currently being provided, which the Board deemed to be satisfactory.

TAX INFORMATION: In accordance with Federal tax law, the following Aston Funds hereby make the designations indicated below regarding their fiscal year ended October 31, 2007.

The following are the percentage of the income dividends qualifying for the dividends received deduction available to corporations:

FUND                              PERCENTAGE
----                              ----------
M&C Growth Fund                       60.33%
ABN AMRO Growth Fund                  94.22%
TAMRO Large Cap Value Fund            80.46%
Value Fund                           100.00%
Optimum Mid Cap Fund                  94.22%
River Road Small Cap Value Fund       54.28%
M&C Balanced Fund                     75.32%
Balanced Fund                         26.50%
TCH Investment Grade Bond Fund         7.21%

For the year ended October 31, 2007, 100.00% of the income distributions made by McDonnell Municipal Bond Fund were exempt from federal income taxes.


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For the fiscal year ended October 31, 2007 certain  dividends  paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

FUND                                    PERCENTAGE

M&C Growth Fund                             58.09%
ABN AMRO Growth Fund                        81.04%
Veredus Select Growth Fund                   2.59%
Optimum Large Cap Opportunity Fund         100.00%
TAMRO Large Cap Value Fund                  81.96%
Value Fund                                 100.00%
River Road Dynamic Equity Income Fund       64.67%
Optimum Mid Cap Fund                        92.33%
River Road  Small-Mid Cap Fund             100.00%
Veredus Aggressive  Growth Fund              1.80%
River Road Small Cap Value  Fund            45.03%
Resolution Global  Equity  Fund             17.58%
ABN AMRO  Global  Real  Estate Fund         15.39%
Neptune International  Fund                 12.14%
ABN AMRO Real Estate  Fund                  10.90%
M&C  Balanced  Fund                         57.28%
Balanced Fund                               30.55%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2008.

SHAREHOLDER VOTING RESULTS: On June 28, 2007, the Trust held a Special Shareholder Meeting to approve the New TAMRO Sub-Investment Advisory Agreement between Aston and Tasho (renamed TAMRO Capital Partners, LLC), on behalf of the TAMRO Large Cap Value Fund and the TAMRO Small Cap Fund. The results of the voting are as follows:

                                              SHARES OUTSTANDING
                                  FOR               AGAINST           ABSTAIN
                             --------------   ------------------   -------------
TAMRO Large Cap Value Fund      703,375.473        7,489.151          20,176.913
TAMRO Small Cap Fund         10,708,623.180      135,450.143         315,273.056

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average daily net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates each Fund's costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

Hypothetical 5% Return: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are


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described in the Prospectus. If these costs were applied to your account, your costs would be higher.

                                                BEGINNING     ENDING
                                                 ACCOUNT      ACCOUNT                 EXPENSES
                                                  VALUE        VALUE     EXPENSE    PAID DURING
                                                 05/01/07    10/31/07    RATIO(1)    PERIOD(2)
                                                ---------   ----------   --------   -----------
M&C GROWTH FUND
   ACTUAL FUND RETURN
   Class N ..................................    $ 1,000    $ 1,194.70     1.05%       $ 5.81
   Class I ..................................      1,000      1,196.60     0.78%         4.32
   Class R ..................................      1,000      1,193.10     1.28%         7.08
   HYPOTHETICAL 5% RETURN
   Class N ..................................    $ 1,000    $ 1,019.91     1.05%       $ 5.35
   Class I ..................................      1,000      1,021.27     0.78%         3.97
   Class R ..................................      1,000      1,018.75     1.28%         6.51
ABN AMRO GROWTH FUND
   ACTUAL FUND RETURN
   Class N ..................................    $ 1,000    $ 1,064.90     1.10%       $ 5.73
   Class I ..................................      1,000      1,066.00     0.83%         4.32
   Class R ..................................      1,000      1,063,50     1.32%         6.87
   HYPOTHETICAL 5% RETURN
   Class N ..................................    $ 1,000    $ 1,019.66     1.10%       $ 5.60
   Class I ..................................      1,000      1,021.02     0.83%         4.23
   Class R ..................................      1,000      1,018.55     1.32%         6.72
VEREDUS SELECT GROWTH FUND
   ACTUAL FUND RETURN
   Class N ..................................    $ 1,000    $ 1,190.40     1.30%       $ 7.18
   Class I ..................................      1,000      1,191,40     0.96%         5.30
   HYPOTHETICAL 5% RETURN
   Class N ..................................    $ 1,000    $ 1,018,65     1.30%       $ 6.61
   Class I ..................................      1,000      1,020,37     0.96%         4.89
OPTIMUM LARGE CAP OPPORTUNITY FUND
   ACTUAL FUND RETURN
   Class N ..................................    $ 1,000    $ 1,120.40     1.10%       $ 5.88
   HYPOTHETICAL 5% RETURN
   Class N ..................................    $ 1,000    $ 1,019,66     1.10%       $ 5.60
TAMRO LARGE CAP VALUE FUND
   ACTUAL FUND RETURN
   Class N ..................................    $ 1,000    $ 1,092.50     1.20%       $ 6.33
   HYPOTHETICAL 5% RETURN
   Class N ..................................    $ 1,000    $ 1,019.16     1.20%       $ 6.11
VALUE FUND
   ACTUAL FUND RETURN
   Class N ..................................    $ 1,000    $ 1,054.80     0.94%       $ 4.87
   Class I ..................................      1,000      1,055.30     0.69%         3.57
   HYPOTHETICAL 5% RETURN
   Class N ..................................    $ 1,000    $ 1,020.47     0.94%       $ 4.79
   Class I ..................................      1,000      1,021.73     0.69%         3.52
RIVER ROAD DYNAMIC EQUITY INCOME FUND (3)
   ACTUAL FUND RETURN
   Class N ..................................    $ 1,000    $ 1,008.30     1.30%       $ 6.58
   Class I ..................................      1,000        984.20     0.95%         3.25
   HYPOTHETICAL 5% RETURN
   Class N ..................................    $ 1,000    $ 1,018.65     1.30%       $ 6.61
   Class I ..................................      1,000      1,020.42     0.95%         4.84

                                                BEGINNING     ENDING
                                                 ACCOUNT      ACCOUNT                 EXPENSES
                                                  VALUE        VALUE     EXPENSE    PAID DURING
                                                 05/01/07    10/31/07    RATIO(1)    PERIOD(2)
                                                ---------   ----------   --------   -----------
OPTIMUM MID CAP FUND ACTUAL FUND RETURN
   Class N ..................................    $ 1,000    $ 1,129,30     1.15%       $ 6.17
   Class I ..................................      1,000      1,131.00     0.87%         4.67
   HYPOTHETICAL 5% RETURN
   Class N ..................................    $ 1,000    $ 1,019.41     1.15%       $ 5.85
   Class I ..................................      1,000      1,020.82     0.87%         4.43
RIVER ROAD SMALL-MID CAP FUND (4)
   ACTUAL FUND RETURN
   Class N ..................................    $ 1,000    $   996,10     1.50%       $ 7.55
   Class I ..................................      1,000        964.80     1.24%         4.21
   HYPOTHETICAL 5% RETURN
   Class N ..................................    $ 1,000    $  1017.64     1.50%       $ 7.63
   Class I ..................................      1,000      1,018,95     1.24%         6.31
VEREDUS AGGRESSIVE GROWTH FUND
   ACTUAL FUND RETURN
   Class N ..................................    $ 1,000    $ 1,160.60     1.44%       $ 7.84
   Class I ..................................      1,000      1,161.90     1.18%         6.43
   HYPOTHETICAL 5% RETURN
   Class N ..................................    $ 1,000    $ 1,017.95     1.44%       $ 7.32
   Class I ..................................      1,000      1,019.26     1.18%         6.01
TAMRO SMALL CAP FUND
   ACTUAL FUND RETURN
   Class N ..................................    $ 1,000    $ 1,035,50     1.30%       $ 6.67
   Class I ..................................      1,000      1,036,80     1.02%         5.24
   HYPOTHETICAL 5% RETURN
   Class N ..................................    $ 1,000    $ 1,018,65     1.30%       $ 6.61
   Class I ..................................      1,000      1,020.06     1.02%         5.19
RIVER ROAD SMALL CAP VALUE FUND
   ACTUAL FUND RETURN
   Class N ..................................    $ 1,000    $   983.80     1.50%       $ 7.50
   Class I ..................................      1,000        985.20     1.23%         6.15
   HYPOTHETICAL 5% RETURN
   Class N ..................................    $ 1,000      1,017.64     1.50%       $ 7.63
   Class I ..................................      1,000      1,019.00     1.23%         6.26
RESOLUTION GLOBAL EQUITY FUND (5)
   ACTUAL FUND RETURN
   Class N ..................................    $ 1,000    $ 1,066.00     1.50%       $ 3.40
   HYPOTHETICAL 5% RETURN
   Class N ..................................    $ 1,000    $ 1,017.64     1.50%       $ 7.63
ABN AMRO GLOBAL REAL ESTATE FUND (6)
   ACTUAL FUND RETURN
   Class N ..................................    $ 1,000    $ 1,108.00     1.50%       $ 3.90
   HYPOTHETICAL 5% RETURN
   Class N ..................................    $ 1,000    $ 1,017.64     1.50%       $ 7.63
NEPTUNE INTERNATIONAL FUND (7)
   ACTUAL FUND RETURN
   Class I ..................................    $ 1,000    $ 1,223.00     1.25%       $ 3.31
   HYPOTHETICAL 5% RETURN
   Class I ..................................    $ 1,000    $ 1,018.90     1.25%       $ 6.36
ABN AMRO REAL ESTATE FUND
   ACTUAL FUND RETURN
   Class N ..................................    $ 1,000    $   936.30     1.37%       $ 6.69
   Class I ..................................      1,000        937.60     1.11%         5.42
   HYPOTHETICAL 5% RETURN
   Class N ..................................    $ 1,000    $ 1,018.30     1.37%       $ 6.97
   Class I ..................................      1,000      1,019.61     1.11%         5.65


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
                                                BEGINNING     ENDING
                                                 ACCOUNT      ACCOUNT                 EXPENSES
                                                  VALUE        VALUE     EXPENSE    PAID DURING
                                                 05/01/07    10/31/07    RATIO(1)    PERIOD(2)
                                                ---------   ----------   --------   -----------
VEREDUS SCITECH FUND
   ACTUAL FUND RETURN
   Class N ..................................    $ 1,000    $ 1,157.60     1.60%       $ 8.70
   HYPOTHETICAL 5% RETURN
   Class N ..................................    $ 1,000    $ 1,017.14     1.60%       $ 8.13
M&C BALANCED FUND
   ACTUAL FUND RETURN
   Class N ..................................    $ 1,000    $ 1,129.10     1.35%       $ 7.24
   Class I ..................................      1,000      1,131.10     1.05%         5.64
   HYPOTHETICAL 5% RETURN
   Class N ..................................    $ 1,000    $ 1,018.40     1.35%       $ 6.87
   Class I ..................................      1,000      1,019.91     1.05%         5.35
BALANCED FUND
   ACTUAL FUND RETURN
   Class N ..................................    $ 1,000    $ 1,047.50     1.39%       $ 7.17
   HYPOTHETICAL 5% RETURN
   Class N ..................................    $ 1,000    $ 1,018.20     1.39%       $ 7.07
TCH FIXED INCOME FUND
   ACTUAL FUND RETURN
   Class N ..................................    $ 1,000    $ 1,016.80     0.71%       $ 3.61
   Class I ..................................      1,000      1,018.10     0.45%         2.29
   HYPOTHETICAL 5% RETURN
   Class N ..................................    $ 1,000    $ 1,021.63     0.71%       $ 3.62
   Class I ..................................      1,000      1,022.94     0.45%         2.29
TCH INVESTMENT GRADE BOND FUND
   ACTUAL FUND RETURN
   Class N ..................................    $ 1,000    $ 1,015.30     0.89%       $ 4.52
   Class I ..................................      1,000      1,016.60     0.64%         3.25
   HYPOTHETICAL 5% RETURN
   Class N ..................................    $ 1,000      1,020.72     0.89%       $ 4.53
   Class I ..................................      1,000      1,021.98     0.64%         3.26
MCDONNELL MUNICIPAL BOND FUND
   ACTUAL FUND RETURN
   Class N ..................................    $ 1,000    $ 1,015.40     0.85%       $ 4.32
   HYPOTHETICAL 5% RETURN
   Class N ..................................    $ 1,000    $ 1,020.92     0.85%       $ 4.33
ABN AMRO INVESTOR MONEY MARKET FUND
   ACTUAL FUND RETURN
   Class N ..................................    $ 1,000    $ 1,022.60     0.77%       $ 3.93
   HYPOTHETICAL 5% RETURN
   Class N ..................................    $ 1,000    $ 1,021.32     0.77%       $ 3.92

(1)   Annualized, based on the Funds' most recent fiscal half-year expenses.

(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or partial year, if applicable, for the actual return and multiplied by the most recent fiscal half-year for the hypothetical 5% return, then divided by 365. Expense ratios do not include interest expense, if applicable.

(3) River Road Dynamic Equity Income Fund began issuing Class I Shares on June 28, 2007.

(4) River Road Small-Mid Cap Fund Class N Shares commenced investment operations on March 29, 2007. River Road Small-Mid Cap Fund began issuing Class I Shares on June 28, 2007.

(5) Resolution Global Equity Fund commenced investment operations on August 13, 2007.

(6) ABN AMRO Global Real Estate Fund commenced investment operations on August 3, 2007.

(7)   Neptune International Fund commenced investment operations on August 6,
      2007.


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TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                                           NUMBER OF
                                          TERM OF                                        PORTFOLIOS IN
                                      OFFICE(1) AND                                       FUND COMPLEX      OTHER TRUSTEESHIPS/
       NAME, ADDRESS, AGE AND            LENGTH OF         PRINCIPAL OCCUPATION(S)        OVERSEEN BY          DIRECTORSHIPS
       POSITION(S) WITH TRUST           TIME SERVED        DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE(2)
-------------------------------------  -------------  ---------------------------------  -------------  ----------------------------
DISINTERESTED TRUSTEES
----------------------
Leonard F. Amari                       13 years       Partner at the law offices of            36       Director, Delaware Place
c/o 120 N. LaSalle Street, 25th Floor                 Amari & Locallo, a practice with                  Bank; Trustee, John
Chicago, IL 60602                                     exclusive concentration in                        Marshall Law School.
Age: 65                                               real estate taxation and related
Trustee                                               areas, since 1987; Special
                                                      Assistant Attorney General since
                                                      1986.

Robert A. Kushner                      8 years        Retired. Vice President,                 36       None
c/o 120 N. LaSalle Street, 25th Floor                 Secretary and General Counsel at
Chicago, IL 60602                                     Cyclops Industries, Inc.,
Age: 71                                               1976-1992.
Trustee

Gregory T. Mutz                        13 years       CEO of AMLI Residential                  36       Chairman of the Board of
c/o 120 N. LaSalle Street, 25th Floor                 Properties Trust (NYSE: AML) (a                   AMLI Residential Properties
Chicago, IL 60602                                     Multifamily REIT), a successor                    Trust; Director of Abt
Age: 61                                               company to AMLI Realty Co. since                  Associates Inc.
Lead Independent Trustee                              2004; Chairman of AMLI                            (agribusiness).
                                                      Residential Properties since
                                                      1994; Vice Chairman of UICI
                                                      (NYSE: UCI) (an insurance
                                                      holding company) from 2003-2004;
                                                      President and CEO of UICI from
                                                      1999-2003; Chairman of Academic
                                                      Management Services Corp. (a
                                                      student loans and finance
                                                      company) from 2000-2003.

Robert B. Scherer                      8 years        President of The Rockridge               36       Director, Title Reinsurance
c/o 120 N. LaSalle Street, 25th Floor                 Group, Ltd., (title insurance                     Company (insurance for
Chicago, IL 60602                                     industry consulting services)                     title agents).
Age: 65                                               since 1994.
Trustee

Nathan Shapiro                         13 years       President of SF Investments,             36        Director, Baldwin & Lyons,
c/o 120 N. LaSalle Street, 25th Floor                 Inc. (broker/dealer and                           Inc. (property and casualty
Chicago, IL 60602                                     investment banking firm) since                    insurance firm).
Age: 71                                               1971.
Trustee

Denis Springer                         8 years        Retired. Senior Vice President           36       Director, Coleman Cable,
c/o 120 N. LaSalle Street, 25th Floor                 and Chief Financial Officer of                    Inc. (cable manufacturer).
Chicago, IL 60602                                     Burlington Northern Santa Fe
Age: 61                                               Corp. (railroad), 1995-1999.
Trustee


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
                                                                                           NUMBER OF
                                          TERM OF                                        PORTFOLIOS IN
                                       OFFICE 1 AND                                      FUND COMPLEX      OTHER TRUSTEESHIPS/
       NAME, ADDRESS, AGE AND            LENGTH OF         PRINCIPAL OCCUPATION(S)        OVERSEEN BY          DIRECTORSHIPS
       POSITION(S) WITH TRUST           TIME SERVED        DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE (2)
-------------------------------------  -------------  ---------------------------------  -------------  ----------------------------
INTERESTED TRUSTEE (3)
----------------------
Stuart D. Bilton, CFA                  13 years       Chief Executive Officer, Aston           36       Director, Baldwin & Lyons,
c/o 120 N. LaSalle Street, 25th Floor                 Asset Management LLC, since 2006;                 Inc. (property and casualty
Chicago, IL 60602                                     Vice Chairman of ABN AMRO Asset                   insurance firm).
Age: 61                                               Management Holdings, Inc. 2003-
Chairman, Board of Trustees                           2006; President and Chief
                                                      Executive Officer of ABN AMRO
                                                      Asset Management Holdings, Inc.
                                                      from 2001-2003; President of
                                                      Alleghany Asset Management, Inc.
                                                      from 1996-2001 (purchased by ABN
                                                      AMRO in February 2001).

OFFICER(S) WHO ARE NOT TRUSTEES
-------------------------------
Kenneth C. Anderson                    13 years       President, Aston Asset Management      N/A                    N/A
c/o 120 N. LaSalle Street, 25th Floor                 LLC, since 2006; President and
Chicago, IL 60602                                     Chief Executive Officer of ABN
Age: 43                                               AMRO Investment Fund Services,
President (Chief Executive Officer)                   Inc. (formerly known as
                                                      Alleghany Investment Services,
                                                      Inc.) 1995-2006; Executive Vice
                                                      President of ABN AMRO Asset
                                                      Management (USA) LLC 2001-2005;
                                                      Director, ABN AMRO Trust Services
                                                      Company 2001-2005; Director,
                                                      TAMRO Capital Partners LLC and
                                                      Veredus Asset Management LLC
                                                      2001-2006; Officer of the Trust
                                                      since 1993; CPA.

Gerald F. Dillenburg                   10 years       Chief Compliance Officer and            N/A                   N/A
c/o 120 N. LaSalle Street, 25th Floor                 Chief Financial Officer, Aston
Chicago, IL 60602                                     Asset Management LLC, since 2006;
Age: 40                                               Chief Senior Managing Director
Senior Vice President, Secretary and                  ("SMD") of ABN AMRO Investment
Treasurer (Chief Financial Officer,                   Fund Services, Inc. (formerly
Chief Operating Officer and Chief                     known as Alleghany Investment
Compliance Officer)                                   Services, Inc.) 1996-2006; SMD
                                                      of ABN AMRO Asset Management
                                                      Holdings, Inc. and ABN AMRO Asset
                                                      Management, Inc. (formerly
                                                      known as Chicago Capital
                                                      Management, Inc.) 2001-2006;
                                                      Operations manager and compliance
                                                      officer of ABN AMRO mutual funds
                                                      1996-2006; CPA.


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
                                                                                           NUMBER OF
                                          TERM OF                                        PORTFOLIOS IN
                                       OFFICE 1 AND                                       FUND COMPLEX      OTHER TRUSTEESHIPS/
       NAME, ADDRESS, AGE AND            LENGTH OF         PRINCIPAL OCCUPATION(S)        OVERSEEN BY          DIRECTORSHIPS
       POSITION(S) WITH TRUST           TIME SERVED        DURING PAST FIVE YEARS           TRUSTEE          HELD BY TRUSTEE 2
-------------------------------------  -------------  ---------------------------------  -------------  ----------------------------
OFFICER(S) WHO ARE NOT TRUSTEES
-------------------------------
William Long                           5 years        Vice President of Montag &              N/A                   N/A
c/o 120 N. LaSalle Street, 25th Floor                 Caldwell, Inc. since 2000; former
Chicago, IL 60602                                     Vice President and Director of
Age: 46                                               Sales for First Capital Group,
                                                      First Union National Bank,
                                                      1996-2000.

----------
1 Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees, (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.

2 Each Trustee also serves as a Trustee for ABN AMRO Structured Investment Funds, a newly formed registered investment company, which will have two initial series. The registration statement of the new trust is not effective and the trust was not operational of the date of this report. Mr. Bilton also serves as the Sole Trustee of the ABN AMRO Variable Insurance Trust, a new trust whose registration statement is not effective and was not operational as of the date of this report.

3 "Interested person" of the Trust as defined in the 1940 Act. Mr. Bilton is considered an "interested persons" because of affiliations with Aston Asset Management LLC and related entities, which act as the Funds' Investment Adviser, except for the ABN AMRO Investor Money Market Fund.


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ADVISERS
--------
Aston Asset Management LLC
120 N. LaSalle Street, 25th Floor
Chicago, IL 60602

ABN AMRO Asset Management, Inc.
135 S. LaSalle Street, Suite 2300
Chicago, IL 60603

SUB-ADVISERS
------------
ABN AMRO Asset Management, Inc.
135 S. LaSalle Street, Suite 2300
Chicago, IL 60603

McDonnell Investment Management LLC
1515 West 22nd Street, 11th Floor
Oak Brook, IL 60523

MFS Institutional Advisers, Inc.
500 Boylston Street
Boston, MA 02116

Montag & Caldwell, Inc.
3455 Peachtree Road, NE, Suite 1200
Atlanta, GA 30326

Neptune Investment Management Limited
1 Hammersmith Grove
London, W60NB

Optimum Investment Advisors, LLC
100 South Wacker Drive, Suite 2100
Chicago, IL 60606

Resolution Investment Services Limited
Resolution House
50 Bothwell Street
Glasgow, Scotland 626HX

River Road Asset Management, LLC
Meidinger Tower, Suite 1600
462 South Fourth Street
Louisville, KY 40202

TAMRO Capital Partners LLC
1660 Duke St.
Alexandria, VA 22314

Taplin, Canida & Habacht, Inc.
1001 Brickell Bay Drive, Suite 2100
Miami, FL 33131

Veredus Asset Management LLC
One Paragon Centre
6060 Dutchmans Lane, Suite 320
Louisville, KY 40205

SHAREHOLDER SERVICES

Aston Funds
P.O. Box 9765
Providence, RI 02940

DISTRIBUTOR

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

OFFICERS

Kenneth C. Anderson, President and
   Chief Executive Officer
Gerald F. Dillenburg, Senior Vice President,
   Secretary and Treasurer, Chief Financial
   Officer, Chief Operating Officer
   and Chief Compliance Officer
William Long, Vice President
Juli A. Braun, Assistant Secretary
Laura M. Curylo, Assistant Treasurer
Marc J. Peirce, Assistant Secretary
Joseph W. Wheeler, Assistant Treasurer

CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

LEGAL COUNSEL

Vedder, Price P.C.
222 N. LaSalle Street
Chicago, IL 60601

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Sears Tower
233 S. Wacker Drive
Chicago, IL 60606

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 800 992-8151.


| 156

Guide to Shareholder Benefits
--------------------------------------------------------------------------------

We're delighted to offer all Aston Funds shareholders a variety of services and convenient options. To receive more information about any of these benefits, simply call an Investor Services Associate Monday through Friday, 9 a.m. - 7 p.m. ET.

THE EASY WAY TO ADD TO YOUR ACCOUNT: START AN AUTOMATIC INVESTMENT PLAN

For N class shareholders, systematic investing is an easy, effortless way to help reach any investment goal. Just choose a fixed amount, and we'll automatically deduct it from your checking or savings account on a regular schedule and invest it in your Aston Funds account. Periodic investment plans involve continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase shares through periods of both high and low price levels. This plan does not assure a profit and does not protect against loss in declining markets.

COMPOUND YOUR EARNINGS WITH AUTOMATIC DIVIDEND REINVESTMENT

By automatically reinvesting dividends into your Fund account, profits have the opportunity to mount. Monthly and quarterly dividends and annual capital gain distributions are reinvested at no charge.

FREE CHECK WRITING SERVICES AVAILABLE

If you are an investor in Aston Funds Investor Money Market Fund, you can take advantage of free check writing privileges. Checks must be written for $100 or more.

ACCESS INFORMATION AND MAKE TRANSACTIONS ONLINE AT OUR WEB SITE

You can access account balances, view statements, obtain fund information and make transactions online 24 hours a day, 7 days a week.

--------------------------------------------------------------------------------
      www.astonfunds.com
--------------------------------------------------------------------------------

Our Shareholder Services Line
Is at Your Service 24 Hours a Day

--------------------------------------------------------------------------------
      800 992-8151

--------------------------------------------------------------------------------
Investor Services

Associates are available to assist you Monday - Friday 9 a.m. to 7 p.m., ET. Or, call any time, day or night, for automated account information to make exchanges or check fund performance.

--------------------------------------------------------------------------------

Aston Funds

--------------------------------------------------------------------------------

Dear Fellow Shareholder:

As we write this letter to you, we reflect on what has been a busy and very productive 12-month period for the Aston Funds. In our inaugural year operating as the Aston Funds, we continued to build on our existing relationships with our proven group of subadvisers. In order to best serve shareholders and expand our offerings, we also formed new relationships with some of the most talented investment managers in the business. Whether a long-standing partner or new addition to our fund family, each of our subadvisers is a best-of-breed, institutional money manager that pursues a disciplined, process-driven management style.

Building a family of mutual funds that provides our shareholders with broad access to institutional-quality investing was one of our key initiatives over the past year. To that end, we introduced a large cap fund, several international and global funds, and significantly expanded our mid-cap equity offerings. They are:

      o     Aston/Optimum Large Cap Opportunity Fund

      o     Aston/River Road Small-Mid Cap Fund

      o     Aston/Neptune International Fund

      o     Aston/ABN AMRO Global Real Estate Fund

      o     Aston/Resolution Global Equity Fund

      o     Aston/Barings International Fund

      o     Aston/SGA International Small-Mid Cap Fund

      o     Aston/Montag & Caldwell Mid Cap Growth Fund

      o     Aston/ClariVest Mid Cap Growth Fund

      o     Aston/Cardinal Mid Cap Value Fund

The past year also proved to be an eventful one for the global financial markets. U.S. equities got off to a strong start amid falling energy prices, upbeat economic data and solid corporate earnings. But U.S. stocks came under pressure in the summer in response to rising energy prices and a precipitous decline in subprime mortgage prices, which spread across the credit markets resulting in a liquidity crisis and a flight from riskier assets. The Federal Reserve has attempted to ameliorate the impact of the crisis by injecting liquidity into the financial system and cutting short-term interest rates. As a group, foreign stocks had higher returns for U.S. investors than domestic equities, thanks to a weak U.S. dollar, generally robust economic growth overseas and relatively high corporate profitability worldwide. Investment-grade bonds posted positive returns, although they too experienced their share of volatility. Early in the year, bonds performed well as investors anticipated a possible rate cut. But from late spring on, the growing subprime crisis and resultant credit contagion put severe pressure on most bond sectors, with the exception of U.S. Treasuries.

We are pleased to submit to you the annual report for the Aston Funds. We appreciate your investment with Aston Funds and we send our best wishes for a profitable and productive 2008.

Sincerely,

/s/ Kenneth C. Anderson

Kenneth C. Anderson
President
Aston Funds

BEFORE INVESTING, CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. CONTACT (800) 992-8151 FOR A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION. READ IT CAREFULLY.

--------------------------------------------------------------------------------

Aston Funds

TABLE OF CONTENTS

Portfolio Manager Commentary .............................................    2
Performance Summary ......................................................    3
Schedule of Investments ..................................................    5
Statement of Assets and Liabilities ......................................   12
Statement of Operations ..................................................   13
Statements of Changes in Net Assets.. ....................................   14
Financial Highlights .....................................................   16
Notes to Financial Statements ............................................   20
Report of Independent Registered Public Accounting Firm ..................   24
Additional Information ...................................................   25

MONEY MARKET FUNDS

   ABN AMRO Government Money Market Fund
   ABN AMRO Money Market Fund
   ABN AMRO Tax-Exempt Money Market Fund
   ABN AMRO Treasury Money Market Fund

  THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE
 FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES
     DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER
                                  INFORMATION.

ASTON FUNDS ARE DISTRIBUTED BY PFPC DISTRIBUTORS, INC., 760 MOORE ROAD, KING OF
                               PRUSSIA, PA 19406.

             SHAREHOLDER SERVICES 800 992-8151 o WWW.ASTONFUNDS.COM

              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE


                                                                             | 1

Aston Funds
--------------------------------------------------------------------------------

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2007

--------------------------------------------------------------------------------
ABN AMRO GOVERNMENT MONEY MARKET FUND                      William Anderson, CFA
ABN AMRO MONEY MARKET FUND                                 William Anderson, CFA
ABN AMRO TAX-EXEMPT MONEY MARKET FUND                      William Anderson, CFA
ABN AMRO TREASURY MONEY MARKET FUND                        William Anderson, CFA

Q.    What was the investment environment like during the 12-month period?

A. The period began amid a relatively benign interest rate environment as the Federal Reserve had just completed a string of 17 consecutive interest rate hikes and was pausing to observe the data and ascertain the strength of the economy and the rate of inflation. As 2007 unfolded, fixed-income securities came under pressure because ongoing global economic strength provided little reason for the Fed to cut rates as many investors had anticipated. By spring, the economy had weathered an early surge in subprime mortgage delinquencies without sustaining any significant damage, pushing the prospects for interest rate cuts even further off in the future. As we entered the summer, the credit markets came under further pressure as some very strong GDP numbers bolstered the economic outlook and revived concerns of inflation. Optimism spread and stock values surged.

      It was, in fact, the lull before the storm. In early August, new reports of rising mortgage delinquencies and defaults, notably in the risky subprime sector, alarmed investors, and roiled the fixed income markets. Investors fled to the safety of Treasuries, shunning any hint of subprime risk and even avoiding corporate credits, causing a liquidity crunch for many issuers. With markets in paralysis, the Fed cut its federal funds rate and discount rates by 50 and 100 basis points, respectively, in order to add liquidity, lubricate the credit markets, and help out homeowners with adjustable mortgage payments. Liquidity improved, but credit spreads remained wide and banks took asset write-downs that fanned investor fears. The Fed cut rates again in October to buy insurance against a housing-led recession. In a period of such turbulence, conservative money market funds became the natural beneficiary of a global flight to quality.

Q.    What was your strategy?

A. We stuck to our investing discipline. Our preference for proven security types served us well by protecting liquidity and performance throughout the period, but particularly so during the second half. The Funds held no sub-prime, mortgage-backed or extendible securities. In addition, we have not owned paper, issued by Collateralized Debt Obligations (CDOs), Structured Investment Vehicles (SIVs) or by mortgage warehouse conduits. We feel the types of traditional, high-quality assets owned by the Funds are the natural choice for safety during a time of market turbulence. Our comparatively short weighted-average maturity also proved beneficial during the volatile summer months.

Q.    What's your outlook?

A. After cutting rates on October 31, the Fed pronounced the risks of inflation to be in balance with the risk of economic slowdown, suggesting that further rate cuts would not be needed. While conditions have improved, we think that continued asset quality concerns are warranted and that market nervousness will persist. We see a bias toward lower rates as the housing downturn runs its course. We strive to position the Funds appropriately to perform in a range of economic, interest rate and market environments.


| 2

Aston Funds
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY (UNAUDITED)                           AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                                                                             AVERAGE ANNUAL
                                                                                                              TOTAL RETURN
                                                                                           7-DAY     -------------------------------
                                                                                          AVERAGE     ONE         FIVE         TEN
                                                                                         YIELD (a)    YEAR        YEAR        YEAR
                                                                                         ---------   -----       -----        -----
ABN AMRO GOVERNMENT MONEY MARKET FUND - CLASS I
-----------------------------------------------                                            4.57%     5.05%       2.81%        3.64%
   iMoneyNet Government & Agency Institutional Average                                               4.99%       2.72%        3.55%
   Lipper Institutional U.S. Government Money Market Funds Index                                     5.10%       2.83%        3.65%

ABN AMRO GOVERNMENT MONEY MARKET FUND - CLASS S
-----------------------------------------------                                            4.25%     4.72%       2.48%        3.30%
   iMoneyNet Government & Agency Retail Average                                                      4.59%       2.36%        3.23%
   Lipper U.S. Government Money Market Funds Index                                                   4.67%       2.43%        3.30%

ABN AMRO MONEY MARKET FUND - CLASS I
------------------------------------                                                       4.67%     5.07%       2.78%        3.65%
   iMoneyNet First Tier Institutional Average                                                        5.12%       2.79%        3.64%
   Lipper Institutional Money Market Funds Index                                                     5.32%       2.99%        3.84%

ABN AMRO MONEY MARKET FUND - CLASS S
------------------------------------                                                       4.31%     4.69%       2.41%        3.28%
   iMoneyNet First Tier Retail Average                                                               4.64%       2.36%        3.24%
   Lipper Money Market Funds Index                                                                   4.83%       2.54%        3.42%

ABN AMRO TAX-EXEMPT MONEY MARKET FUND - CLASS I
-----------------------------------------------                                            3.10%     3.32%       1.91%        2.35%
   iMoneyNet National Institutional Average                                                          3.36%       1.93%        2.35%
   Lipper Institutional Tax-Exempt Money Market Funds Index                                          3.47%       2.06%        2.46%

ABN AMRO TAX-EXEMPT MONEY MARKET FUND - CLASS S
-----------------------------------------------                                            2.85%     3.06%       1.66%        2.09%
   iMoneyNet National Retail Average                                                                 3.06%       1.65%        2.09%
   Lipper Tax-Exempt Money Market Funds Index                                                        3.18%       1.77%        2.21%

ABN AMRO TREASURY MONEY MARKET FUND - CLASS I
---------------------------------------------                                              4.31%     4.84%       2.65%        3.42%
   iMoneyNet Treasury & Repo Institutional Average                                                   4.80%       2.60%        3.41%
   Lipper Institutional U.S. Treasury Money Market Funds Index                                       4.79%       2.68%        3.50%

ABN AMRO TREASURY MONEY MARKET FUND - CLASS S
---------------------------------------------                                              4.06%     4.58%       2.39%        3.17%
   iMoneyNet Treasury & Repo Retail Average                                                          4.40%       2.26%        3.11%
   Lipper U.S. Treasury Money Market Funds Index                                                     4.50%       2.34%        3.16%

(a) THE 7-DAY AVERAGE YIELD MORE CLOSELY REFLECTS THE FUNDS' CURRENT EARNINGS THAN THE TOTAL RETURN QUOTATION.

----------
THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

INDEXES  ARE  UNMANAGED  AND DO NOT TAKE INTO  ACCOUNT  FEES,  EXPENSES OR OTHER
COSTS.

PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

THE FUNDS' INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES WERE NOT IN EFFECT.

AN INVESTMENT IN THE FUNDS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.


                                                                             | 3

                     This page is left blank intentionally.

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO GOVERNMENT MONEY MARKET FUND                           OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

REPURCHASE AGREEMENTS                                                        92%
CASH AND OTHER NET ASSETS                                                     8%

% OF TOTAL NET ASSETS

                                                                    MARKET
 PAR VALUE                                                           VALUE
------------                                                   ----------------
REPURCHASE AGREEMENTS - 91.61%
$150,000,000   Barclays Capital, 4.950%, dated
                  10/31/07, matures 11/01/07,
                  repurchase price $150,020,625,
                  (collateralized by U.S. Government
                  Agency instruments, with interest
                  rates from 6.000% to 7.000%,
                  and maturities from 2036 to
                  2037, total market value
                  $153,000,000) ............................   $    150,000,000
   7,000,000   Deutsche Bank Securities, 4.500%,
                  dated 10/31/07, matures 11/01/07,
                  repurchase price $7,000,875,
                  (collateralized by U.S. Treasury
                  instrument, with interest rate of
                  3.875%, maturing 2029, total
                  market value $7,140,871) .................          7,000,000
 171,000,000   Deutsche Bank Securities, 4.820%,
                  dated 10/31/07, matures 11/01/07,
                  repurchase price $171,022,895,
                  (collateralized by U.S. Government
                  Agency instruments, with interest
                  rates from 4.019% to 7.000%,
                  and maturities from 2011 to
                  2037, total market value
                  $174,420,000) ............................        171,000,000
                                                               ----------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost $328,000,000) .........................        328,000,000
                                                               ----------------

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   ----------------

INVESTMENT COMPANIES - 8.62%
  15,257,594   AIM STIT Government & Agency
                  Portfolio ................................   $     15,257,594
  15,614,630   BlackRock Liquidity Funds
                  FedFund Portfolio ........................         15,614,630
                                                               ----------------
               TOTAL INVESTMENT COMPANIES
               (Cost $30,872,224) ..........................         30,872,224
                                                               ----------------
TOTAL INVESTMENTS - 100.23%
   (Cost $358,872,224)* ....................................        358,872,224
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - (0.23)% .................           (831,677)
                                                               ----------------
NET ASSETS - 100.00% .......................................   $    358,040,547
                                                               ================
----------
   * At October 31, 2007, cost is identical for book and Federal income tax purposes.

STIT  Short-Term Investments Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                             | 5

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO MONEY MARKET FUND                                      OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

COMMERCIAL PAPER                                                             61%
REPURCHASE AGREEMENT                                                         36%
CASH AND OTHER NET ASSETS                                                     3%

% OF TOTAL NET ASSETS

                                                                   AMORTIZED
 PAR VALUE                                                           COST
------------                                                   ----------------
COMMERCIAL PAPER (a) - 60.80%

               ASSET-BACKED - 26.33%
$ 10,000,000   Atlantic Asset Securitization
                  5.170%, 11/02/07 (b) .....................   $      9,998,564
  10,000,000   Barclays US Funding
                  5.095%, 11/02/07 .........................          9,998,585
  10,000,000   Eureka Securitization
                  4.910%, 12/05/07 (b) .....................          9,953,628
   2,468,000   Fountain Square Commercial Funding
                  4.800%, 01/30/08 (b) .....................          2,438,384
  10,000,000   Gemini Securitization
                  5.200%, 11/02/07 (b) .....................          9,998,555
  10,000,000   Mont Blanc Capital
                  4.890%, 11/20/07 (b) .....................          9,974,192
  10,000,000   New Center Asset Trust
                  5.060%, 12/18/07 .........................          9,933,939
  10,000,000   Variable Funding Capital
                  5.090%, 11/05/07 (b) .....................          9,994,344
                                                               ----------------
                                                                     72,290,191
                                                               ----------------
               BANKS - 34.47%
  10,000,000   ANZ National International
                  5.050%, 11/20/07 (b) .....................          9,973,347
  10,000,000   Bank of Scotland
                  4.680%, 02/26/08 .........................          9,847,900
  10,000,000   Calyon NA
                  5.050%, 11/13/07 .........................          9,983,167
  10,000,000   Danske
                  5.000%, 11/08/07 (b) .....................          9,990,278
   5,000,000   Dexia (DE)
                  4.950%, 11/05/07 .........................          4,997,250
  10,000,000   National Australia Funding (DE)
                  5.000%, 11/06/07 (b) .....................          9,993,056
  10,000,000   Societe Generale (NY)
                  5.030%, 12/10/07 .........................          9,945,508
  10,000,000   Toronto Dominion Holdings (NY)
                  4.600%, 12/04/07 (b) .....................          9,957,833
  10,000,000   UBS Finance (DE)
                  4.965%, 11/26/07 .........................          9,965,521

                                                                   AMORTIZED
  PAR VALUE                                                          COST
------------                                                   ----------------

               BANKS (CONTINUED)
$ 10,000,000   Westpac Banking
                  5.000%, 11/02/07 (b) .....................   $      9,998,611
                                                               ----------------
                                                                     94,652,471
                                                               ----------------
               TOTAL COMMERCIAL PAPER
               (Cost $166,942,662) .........................        166,942,662
                                                               ----------------

                                                                    MARKET
                                                                     VALUE
                                                               ----------------
REPURCHASE AGREEMENT - 36.42%

 100,000,000   Barclays Capital, 4.950%, dated
                  10/31/07, matures 11/01/07,
                  repurchase price $100,013,750
                  (collateralized by U.S. Government
                  Agency instruments, with interest
                  rates of 5.875% to 6.000% and
                  maturities of 2036 to 2037, total
                  market value $102,000,000)                        100,000,000
                                                               ----------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost $100,000,000) .........................        100,000,000
                                                               ----------------

   SHARES
------------

INVESTMENT COMPANY - 2.82%

   7,734,540   BlackRock Liquidity Funds
                  TempFund Portfolio .......................          7,734,540
                                                               ----------------
               TOTAL INVESTMENT COMPANY
               (Cost $7,734,540) ...........................          7,734,540
                                                               ----------------
TOTAL INVESTMENTS - 100.04%
   (Cost $274,677,202) .....................................        274,677,202
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - (0.04)% .................           (103,370)
                                                               ----------------
NET ASSETS - 100.00% .......................................   $    274,573,832
                                                               ================

----------
   * At October 31, 2007, cost is identical for book and Federal income tax purposes.

 (a)  Annualized yield at the time of purchase.

 (b) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2007, these securities amounted to $102,270,792 or 37.25% of net assets. These securities have been determined by the Adviser to be liquid securities.

(DE)  Delaware
(NY)  New York

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 6

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO TAX-EXEMPT MONEY MARKET FUND                           OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

GENERAL OBLIGATION                                                           30%
EDUCATION                                                                    19%
MEDICAL                                                                      17%
UTILITIES                                                                     8%
POLLUTION                                                                     8%
DEVELOPMENT                                                                   8%
TRANSPORTATION                                                                6%
HOUSING                                                                       2%
CASH AND OTHER NET ASSETS                                                     2%

% OF TOTAL NET ASSETS

                                                                   AMORTIZED
 PAR VALUE                                                           COST
------------                                                   ----------------
MUNICIPAL OBLIGATIONS (a) - 98.49%

               ALASKA - 1.96%
               Valdez Marine Terminal RB
                  BP Pipelines, Inc. Project
$    200,000      3.580%, 11/01/07 .........................   $        200,000
   1,225,000      Series A
                  3.580%, 11/01/07 .........................          1,225,000
   1,440,000      Series B
                  3.580%, 11/01/07 .........................          1,440,000
   2,250,000      Exxon Pipeline Co. Project
                  3.520%, 11/01/07 .........................          2,250,000
                                                               ----------------
                                                                      5,115,000
                                                               ----------------
               CALIFORNIA - 12.29%
   7,600,000   California Pollution Control
                  Financing Authority
                  Pacific Gas & Electric, Series C
                  3.380%, 11/01/07
                  LOC: JP Morgan Chase Bank ................          7,600,000
               California State Department of
                  Water Resources Power Supply RB,
   6,255,000      Series B-2
                  3.460%, 11/01/07
                  LOC: BNP Paribas .........................          6,255,000
   1,250,000      Sub Series F-2
                  3.390%, 11/01/07
                  LOC: JP Morgan Chase Bank,
                  Societe Generale .........................          1,250,000
               California State, GO,
                  Daily-Kindergarten-University
  10,000,000      Series A-1
                  3.380%, 11/01/07
                  LOC: Citibank ............................         10,000,000
   5,370,000      Series A-3
                  3.440%, 11/01/07
                  LOC: Citibank ............................          5,370,000

                                                                   AMORTIZED
 PAR VALUE                                                           COST
------------                                                   ----------------

               CALIFORNIA (CONTINUED)
$  1,600,000   Series B-1
                  3.380%, 11/01/07
                  LOC: Citibank; State Street;
                  National Australia Bank ..................   $      1,600,000
                                                               ----------------
                                                                     32,075,000
                                                               ----------------
               COLORADO - 2.30%
   2,845,000   Colorado Educational & Cultural
                  Facilities RB,
                  Naropa University Project
                  3.430%, 11/01/07
                  LOC: Wells Fargo Bank ....................          2,845,000
   3,150,000   Colorado Housing Finance Authority
                  Loretto Housing Project
                  3.220%, 11/07/07 .........................          3,150,000
                                                               ----------------
                                                                      5,995,000
                                                               ----------------
               CONNECTICUT - 4.12%
   1,400,000   Connecticut State Health, GO,
                  Series B
                  3.410%, 11/01/07
                  SPA: Bayerische Landesbank ...............          1,400,000
               Connecticut State HEFA RB,
                  Yale University
      90,000      Series T-1
                  3.500%, 11/01/07 .........................             90,000
     100,000      Series T-2
                  3.340%, 11/01/07 .........................            100,000
   4,100,000      Series V-2
                  3.500%, 11/01/07 .........................          4,100,000
   2,800,000      Series X-3
                  3.500%, 11/01/07 .........................          2,800,000
   1,100,000      Series Y-2
                  3.500%, 11/01/07 .........................          1,100,000
   1,160,000      Series Y-3
                  3.500%, 11/01/07 .........................          1,160,000
                                                               ----------------
                                                                     10,750,000
                                                               ----------------
               FLORIDA - 6.28%
   4,700,000   Collier County Educational
                  Facilities Authority RB,
                  International College Project
                  3.450%, 11/02/07
                  LOC: Fifth Third Bank ....................          4,700,000
               Sunshine State Governmental
                  Financing Commission RB,
   1,500,000      3.590%, 11/07/07
                  Insured: AMBAC
                  SPA: Dexia Credit Local Finance ..........          1,500,000
  10,180,000      Lehman Conversion
                  3.640%, 11/07/07
                  Insured: AMBAC
                  SPA: Dexia Credit Local Finance ..........         10,180,000
                                                               ----------------
                                                                     16,380,000
                                                               ----------------
               GEORGIA - 1.92%
   5,000,000   Metropolitan Atlanta Rapid Transit
                  Authority RB, Series A
                  3.190%, 11/07/07
                  LOC: Bayerische Landesbank,
                  Westdeutsche Landesbank ..................          5,000,000
                                                               ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                             | 7

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO TAX-EXEMPT MONEY MARKET FUND                           OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                   AMORTIZED
 PAR VALUE                                                           COST
------------                                                   ----------------

               ILLINOIS - 6.77%
$ 11,670,000   Chicago Board of Education, GO,
                  Series C-1
                  3.590%, 11/01/07
                  Insured: FSA
                  SPA: Depfa Bank ..........................   $     11,670,000
   6,000,000   Illinois Health Facilities Authority RB
                  Gottlieb Health Resources Group
                  3.450%, 11/01/07
                  LOC: Harris Trust & Savings Bank .........          6,000,000
                                                               ----------------
                                                                     17,670,000
                                                               ----------------
               INDIANA - 1.04%
   2,700,000   Hammond PCR,
                  Amoco Oil Project
                  3.580%, 11/01/07 .........................          2,700,000
                                                               ----------------
               KENTUCKY - 2.34%
   6,105,000   Kentucky Economic Development
                  Finance Authority Hospital
                  Facilities RB, Baptist
                  Healthcare System, Series C
                  3.580%, 11/01/07
                  Insured: MBIA
                  SPA: National City Bank ..................          6,105,000
                                                               ----------------
               LOUISIANA - 1.50%
   3,925,000   Saint Charles Parish PCR,
                  Shell Oil Co. Project, Series B
                  3.570%, 11/01/07 .........................          3,925,000
                                                               ----------------
               MARYLAND - 1.82%
               Maryland State Health & Higher
                  Education Facilities Authority RB,
                  Pooled Loan Program,
     650,000      Series A
                  3.230%, 11/07/07
                  LOC: Bank One Trust ......................            650,000
   4,100,000      Series B
                  3.220%, 11/07/07
                  LOC: First National Bank .................          4,100,000
                                                               ----------------
                                                                      4,750,000
                                                               ----------------
               MASSACHUSETTS - 8.06%
               Massachusetts State Central Artery, GO,
  12,525,000      Series A
                  3.580%, 11/01/07
                  SPA: Landesbank Baden-Wurttemberg ........         12,525,000
     640,000      Series B
                  3.580%, 11/01/07
                  SPA: State Street Bank & Trust ...........            640,000
               Massachusetts State Development
                  Finance
                  Agency, Harvard University
   1,000,000      Series B-1
                  3.500%, 11/01/07 .........................          1,000,000
   2,400,000      Series B-2
                  3.300%, 11/01/07 ........................           2,400,000
               Massachusetts State HEFA RB
   1,300,000      Childrens Hospital
                  Series L-2
                  3.580%, 11/01/07
                  Insured:AMBAC
                  SPA:Bank of America ......................          1,300,000

                                                                  AMORTIZED
 PAR VALUE                                                          COST
------------                                                   ----------------

               MASSACHUSETTS (CONTINUED)
$    640,000      Harvard University, Series L
                  3.150%, 11/07/07 .........................   $        640,000
               Massachusetts Water Resources
                  Authority, Multi-Modal, Subordinated
                  General RB
     660,000      Series A
                  3.230%, 11/07/07
                  Insured: AMBAC
                  SPA: Bank of Nova Scotia / Dexia
                  Credit Local .............................            660,000
   1,850,000      Series C
                  3.640%, 11/01/07
                  LOC: Landesbank Hessen
                  Thurigen Girozentrale ....................          1,850,000
                                                               ----------------
                                                                     21,015,000
                                                               ----------------
               MINNESOTA - 6.32%
   2,105,000   Hennepin County, GO, Series A
                  3.280%, 11/01/07
                  SPA: State Street Bank & Trust ...........          2,105,000
   1,610,000   Minneapolis Convention Center,
                  GO, Convention Center Bonds
                  3.280%, 11/01/07
                  SPA: Dexia Credit Local .................           1,610,000
   7,705,000   Minneapolis, Guthrie Theater
                  Project, Series A, RB
                  3.280%, 11/01/07
                  LOC: Wells Fargo Bank N.A. ...............          7,705,000
      80,000   Minneapolis, Library, GO
                  3.280%, 11/01/07
                  SPA: Dexia Credit Local ..................             80,000
   5,000,000   Owatonna Hospital RB
                  Health Central System
                  3.500%, 11/07/07
                  LOC: Wells Fargo Bank N.A. ...............          5,000,000
                                                               ----------------
                                                                     16,500,000
                                                               ----------------
               MISSOURI - 1.41%
               Missouri State HEFA RB
   2,300,000      Saint Louis University Project,
                  Series A
                  3.570%, 11/01/07
                  Insured: MBIA ............................          2,300,000
                  SPA: Bank of New York,
                  The Washington University Project,
      85,000      Series A
                  3.590%, 11/01/07
                  SPA: Morgan Guaranty Trust ...............             85,000
   1,300,000      Series B
                  3.590%, 11/01/07
                  SPA: Morgan Guaranty Trust ...............          1,300,000
                                                               ----------------
                                                                      3,685,000
                                                               ----------------
               NEVADA - 0.92%
   2,390,000   Clark County School District, GO,
                  Series A
                  3.500%, 11/01/07
                  Insured: FSA
                  SPA: State Street Bank & Trust ...........          2,390,000
                                                               ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 8

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO TAX-EXEMPT MONEY MARKET FUND                           OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                  AMORTIZED
 PAR VALUE                                                          COST
------------                                                   ----------------

               NEW HAMPSHIRE - 1.51%
$  3,945,000   New Hampshire HEFA RB
                  Dartmouth College Project,
                  Series A
                  3.640%, 11/01/07
                  SPA: JPMorgan Chase Bank .................   $      3,945,000
                                                               ----------------
               NEW JERSEY - 3.07%
   8,000,000   New Jersey Economic Development
                  Authority Construction RB,
                  Series R
                  3.500%, 11/01/07
                  LOC: Bank of Nova Scotia .................          8,000,000
                                                               ----------------
               NEW MEXICO - 2.34%
   5,850,000   Albuquerque Health Research, RB
                  Lovelace Respiratory Research
                  Institute, Series A
                  3.430%, 11/01/07
                  LOC: Well Fargo Bank N.A. ................          5,850,000
     255,000   New Mexico State Hospital Equipment
                  Loan Council, Hospital RB,
                  Presbyterian Healthcare Services,
                  Series B
                  3.250%, 11/07/07
                  Insured: FSA
                  SPA: Citibank ............................            255,000
                                                               ----------------
                                                                      6,105,000
                                                               ----------------

               NEW YORK - 9.30%
     655,000   New York City Housing Development
                  Corp, Multifamily Rent Housing RB,
                  James Tower Development, Series A
                  3.200%, 11/07/07 ........................             655,000
   1,000,000   New York City Municipal Water
                  Finance Authority RB,
                  Second General Resolution-AA-1
                  3.500%, 11/01/07
                  SPA: State Street Bank & Trust
                  and CA State Teachers' Retirement
                  System ...................................          1,000,000
   5,945,000   New York City Transitional Finance
                  Authority RB, Series 3,
                  Sub Series 3B
                  3.520%, 11/01/07
                  SPA: Bank of New York ....................          5,945,000
               New York City, GO
  12,775,000      Series I
                  3.490%, 11/01/07
                  LOC: California State Teachers
                  Retirement ...............................         12,775,000
                  Sub Series E-5
   1,900,000      3.530%, 11/07/07
                  LOC: JPMorgan Chase Bank ................           1,900,000
   1,000,000      3.460%, 11/07/07
                  LOC: JPMorgan Chase Bank .................          1,000,000
               New York State Housing Finance
                  Agency RB,
     790,000      10 Barclay Street, Series A
                  3.180%, 11/07/07 .........................            790,000
     200,000      Normandie Court I Project
                  3.220%, 11/07/07
                  LOC: Landesbank Hessen
                  Thurigen Girozentrale ....................            200,000
                                                               ----------------
                                                                     24,265,000
                                                               ----------------

                                                                  AMORTIZED
 PAR VALUE                                                          COST
------------                                                   ----------------

               NORTH CAROLINA - 0.08%
$    200,000   North Carolina State, Public
                  Improvement GO, Series F
                  3.200%, 11/07/07
                  SPA: Landesbank Hessen
                  Thurigen Girozentrale ....................   $        200,000
                                                               ----------------
               PENNSYLVANIA - 1.41%
   3,680,000   Delaware County Industrial
                  Development Authority
                  Resource Recovery Facilities,
                  Series G
                  3.220%, 11/07/07 .........................          3,680,000
                                                               ----------------
               TEXAS - 10.61%
   5,200,000   Gulf Coast Waste Disposal
                  Authority PCR, Exxon Project
                  3.520%, 11/01/07 .........................          5,200,000
   9,625,000   Harris County Health Facilities
                  Development Corp. Hospital RB,
                  Texas Childrens Hospital, Series B-1
                  3.590%, 11/01/07
                  Insured: MBIA
                  SPA: JPMorgan Chase ......................          9,625,000
     700,000   North Central Texas Health Facilities
                  Development Corp. RB,
                  Methodist Hospitals Dallas, Series B
                  3.590%, 11/07/07
                  Insured: MBIA
                  SPA: Dexia Credit Local ..................            700,000
  12,165,000   Southwest Higher Education
                  Authority RB, Southern
                  Methodist University
                  3.580%, 11/01/07
                  LOC: Landesbank Hessen
                  Thurigen Girozentrale ....................         12,165,000
                                                               ----------------
                                                                     27,690,000
                                                               ----------------

               UTAH - 8.12%
   8,500,000   Intermountain Power Agency Utah
                  Power Supply RB, Series A
                  3.200%, 11/07/07
                  Insured: FGIC
                  SPA: Citibank ............................          8,500,000
   1,000,000   State of Utah Building Ownership
                  Authority Lease RB, Facilities
                  Master Lease Program, Series C
                  3.230%, 11/07/07
                  LOC: Landesbank Hessen
                  Thurigen Girozentrale ....................          1,000,000
  11,690,000   Utah Transportation Authority
                  Sales Tax RB,
                  Sub Series A
                  3.570%, 11/07/07
                  LOC: Fortis Bank SA ......................         11,690,000
                                                               ----------------
                                                                     21,190,000
                                                               ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                             | 9

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO TAX-EXEMPT MONEY MARKET FUND                           OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   AMORTIZED
 PAR VALUE                                                           COST
------------                                                   ----------------

               VIRGINIA - 1.38%
               Loudoun County
                  Industrial Development Authority
                  RB, Howard Hughes Medical
                  Institute
$  1,600,000      Series A
                  3.560%, 11/07/07 .........................   $      1,600,000
                                                               ----------------
   2,000,000      Series C
                  3.620%, 11/07/07 .........................          2,000,000
                                                               ----------------
                                                                      3,600,000
                                                               ----------------
               WASHINGTON - 1.37%
   2,580,000   Washington State Public Power
                  Supply System RB,
                  Nuclear Project No. 1,
                  Series 1A-1
                  3.220%, 11/07/07
                  LOC: Bank of America .....................          2,580,000
   1,000,000   Washington State, GO,
                  Series VR 96B
                  3.200%, 11/07/07
                  SPA: Landesbank Hessen
                  Thurigen Girozentrale ....................          1,000,000
                                                               ----------------
                                                                      3,580,000
                                                               ----------------
               WYOMING - 0.25%
     650,000   Sublette County PCR,
                  Exxon Project
                  3.520%, 11/01/07 .........................            650,000
                                                               ----------------
               TOTAL MUNICIPAL OBLIGATIONS
               (Cost $256,960,000) .........................        256,960,000
                                                               ----------------

                                                                    MARKET
   SHARES                                                           VALUE
------------                                                   ----------------

INVESTMENT COMPANIES - 1.42%
   2,010,126   AIM TFIT-Tax-Free Cash Reserve
                  Portfolio ................................          2,010,126
   1,690,182   Blackrock Provident Institutional
                  MuniCash Portfolio .......................          1,690,182
       1,303   Dreyfus Tax Exempt Cash
                  Management Fund ..........................              1,303
       2,806   SEI Tax-Exempt Trust Institutional
                  Tax Free Fund ............................              2,806
                                                               ----------------
               TOTAL INVESTMENT COMPANIES
               (Cost $3,704,417) ...........................          3,704,417
                                                               ----------------
TOTAL INVESTMENTS - 99.91%
   (Cost $260,664,417)* ....................................        260,664,417
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - 0.09% ...................            241,486
                                                               ----------------
NET ASSETS - 100.00% .......................................   $    260,905,903
                                                               ================

----------
  * At October 31, 2007, cost is identical for book and Federal income tax purposes.

(a) Variable rate instrument. The rate shown reflects the rate in effect on October 31, 2007. The maturity date shown is the next scheduled demand date.

AMBAC   American Municipal Bond Assurance Corp.
 FGIC   Financial Guaranty Insurance Co.
  FSA   Financial Security Assurance, Inc.
   GO   General Obligation
 HEFA   Health & Educational Facilities Authority
  LOC   Letter of Credit
 MBIA   MBIA Insurance Corp.
  PCR   Pollution Control Revenue
   RB   Revenue Bond
  SPA   Stand by Purchase Agreement
 TFIT   Tax-Free Investments Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 10

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO TREASURY MONEY MARKET FUND                             OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

REPURCHASE AGREEMENTS                                                        98%
CASH AND OTHER NET ASSETS                                                     2%

% OF TOTAL NET ASSETS

                                                                    MARKET
  PAR VALUE                                                          VALUE
------------                                                   ----------------
REPURCHASE AGREEMENTS - 97.69%
$ 20,000,000   Barclays Capital, 4.550%, dated
                  10/31/07, matures 11/01/07,
                  repurchase price $20,002,528,
                  (collateralized by U.S. Treasury
                  instruments, with interest rates
                  from 3.000% to 8.750%, and
                  maturities from 2012 to 2020,
                  total market value $20,401,196) ..........   $     20,000,000
  23,000,000   Deutsche Bank Securities, 4.500%,
                  dated 10/31/07, matures 11/01/07,
                  repurchase price $23,002,875,
                  (collateralized by U.S. Treasury
                  instruments, with interest rates
                  from 3.875% to 8.125%, and
                  maturities from 2009 to 2019,
                  total market value $23,460,056) ..........         23,000,000
  20,000,000   Merrill Lynch, 4.500%, dated
                  10/31/07, matures 11/01/07,
                  repurchase price $20,002,500,
                  (collateralized by U.S. Treasury
                  instrument, with interest rate
                  of 4.250%, and maturity of 2011,
                  total market value $20,403,334) ..........         20,000,000
                                                               ----------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost $63,000,000) ..........................         63,000,000
                                                               ----------------

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   ----------------

INVESTMENT COMPANIES - 2.62%
       6,968   AIM STIT Treasury Portfolio .................   $          6,968
   1,681,363   BlackRock Liquidity Funds T-Fund
                  Portfolio ................................          1,681,363
                                                               ----------------
               TOTAL INVESTMENT COMPANIES
               (Cost $1,688,331) ...........................          1,688,331
                                                               ----------------
TOTAL INVESTMENTS - 100.31%
(Cost $64,688,331)* ........................................         64,688,331
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - (0.31)% .................           (197,635)
                                                               ----------------
NET ASSETS - 100.00% .......................................   $     64,490,696
                                                               ================

----------
   * At October 31, 2007, cost is identical for book and Federal income tax purposes.

STIT  Short-Term Investments Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 11

Aston Funds
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                                                  ABN AMRO          ABN AMRO         ABN AMRO           ABN AMRO
                                                              GOVERNMENT MONEY       MONEY       TAX-EXEMPT MONEY   TREASURY MONEY
                                                                 MARKET FUND      MARKET FUND       MARKET FUND       MARKET FUND
                                                              ----------------   -------------   ----------------   --------------
ASSETS:
Investments:
      Investments at amortized cost .......................   $     30,872,224   $ 174,677,202   $    260,664,417   $    1,688,331
      Repurchase agreements at cost .......................        328,000,000     100,000,000                 --       63,000,000
                                                              ----------------   -------------   ----------------   --------------
      Total investments at value ..........................        358,872,224     274,677,202        260,664,417       64,688,331
Receivables:
      Dividends and interest ..............................            130,906          31,386            863,356           10,553
      Fund shares sold ....................................            108,625           2,524              2,056               --
      Due from Adviser, net (Note E) ......................                 --              --                 --            2,143
Other assets ..............................................              2,884           1,202              2,177           14,897
                                                              ----------------   -------------   ----------------   --------------
         Total assets .....................................        359,114,639     274,712,314        261,532,006       64,715,924
                                                              ----------------   -------------   ----------------   --------------
LIABILITIES:
Payables:
      Dividend distribution ...............................            947,408             499            533,469          189,743
      Fund shares redeemed ................................                 --           2,802                 --            4,065
      Due to Adviser, net (Note E) ........................             60,273          36,695             37,071               --
      Administration fees (Note E) ........................             13,468          10,208             11,010            2,519
      Distribution fees (Note E) ..........................              4,248          14,128              3,149              580
      Audit and tax fees ..................................                 --          15,283             15,159           15,240
      Custodian fees ......................................              5,734           4,189              3,605            2,603
      Reports to shareholders expense .....................              6,418          19,462              6,722            2,741
      Shareholder service fees (Note E) ...................              4,588          24,281                 --               --
      Trustees fees and related expenses (Note E) .........              5,532           2,357              3,102            1,195
Accrued expenses and other payables .......................             26,423           8,578             12,816            6,542
                                                              ----------------   -------------   ----------------   --------------
         Total liabilities ................................          1,074,092         138,482            626,103          225,228
                                                              ----------------   -------------   ----------------   --------------
NET ASSETS ................................................   $    358,040,547   $ 274,573,832   $    260,905,903   $   64,490,696
                                                              ================   =============   ================   ==============
NET ASSETS CONSIST OF:
   Paid in capital ........................................   $    358,008,925   $ 274,573,838   $    260,905,903   $   64,490,744
   Accumulated undistributed net investment income ........             31,622              --                 --               --
   Accumulated net realized gain (loss) on investments ....                 --              (6)                --              (48)
                                                              ----------------   -------------   ----------------   --------------
TOTAL NET ASSETS ..........................................   $    358,040,547   $ 274,573,832   $    260,905,903   $   64,490,696
                                                              ================   =============   ================   ==============
CLASS I
   Net Assets .............................................   $    284,427,602   $   1,841,310   $    201,167,000   $   53,320,083
   Shares of beneficial interest outstanding (unlimited
      authorization) ......................................        284,395,034       1,841,176        201,167,779       53,328,431
      NET ASSET VALUE Offering and redemption price
         per share
         (Net Assets/Shares Outstanding) ..................   $           1.00   $        1.00   $           1.00   $         1.00
                                                              ================   =============   ================   ==============
CLASS S:
   Net Assets .............................................   $     73,612,945   $ 272,732,522   $     59,738,903   $   11,170,613
   Shares of beneficial interest outstanding (unlimited
      authorization) ......................................         73,615,626     272,732,926         59,739,549       11,169,564
      NET ASSET VALUE Offering and redemption price
         per share
         (Net Assets/Shares Outstanding) ..................   $           1.00   $        1.00   $           1.00   $         1.00
                                                              ================   =============   ================   ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 12

Aston Funds
--------------------------------------------------------------------------------

FOR THE YEAR ENDED OCTOBER 31, 2007

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                                                                  ABN AMRO         ABN AMRO          ABN AMRO           ABN AMRO
                                                              GOVERNMENT MONEY       MONEY       TAX-EXEMPT MONEY   TREASURY MONEY
                                                                 MARKET FUND      MARKET FUND       MARKET FUND       MARKET FUND
                                                              ----------------   -------------   ----------------   --------------
INVESTMENT INCOME:
   Dividends ..............................................   $        605,178   $      68,482   $        312,723   $       63,934
   Interest ...............................................         23,821,990      11,944,469          9,959,395        5,307,366
                                                              ----------------   -------------   ----------------   --------------
   Total investment income ................................         24,427,168      12,012,951         10,272,118        5,371,300
                                                              ----------------   -------------   ----------------   --------------
EXPENSES:
   Investment advisory fees (Note E) ......................            928,819         790,639            997,521          364,275
   Distribution expenses(a) (Note E) ......................            154,533         552,967            101,554           15,728
   Shareholder service fees(a) (Note E) ...................             43,275         243,305                 --               --
   Transfer agent fees ....................................             34,190          35,053             33,855           34,517
   Administration fees (Note E) ...........................            247,813         126,735            161,682           65,035
   Registration expenses ..................................             28,961          28,441             28,458           28,477
   Custodian fees .........................................             28,456          17,196             13,986           12,362
   Audit and tax fees .....................................             23,590          28,644             27,588           29,100
   Legal fees .............................................             18,999           8,678             11,352            4,296
   Reports to shareholder expense .........................             23,616          52,397             13,404            5,566
   Trustees fees and related expenses (Note E) ............             21,775          10,069             13,301            4,935
   Interest expense (Note F) ..............................                 --              --             10,327               --
   Other expenses .........................................             38,081          21,540             53,024           53,442
                                                              ----------------   -------------   ----------------   --------------
      Total expenses before waivers/reimbursements ........          1,592,108       1,915,664          1,466,052          617,733
                                                              ----------------   -------------   ----------------   --------------
      Less: Expenses reimbursed (Note E) ..................                 --        (283,457)          (420,297)        (227,321)
                                                              ----------------   -------------   ----------------   --------------
      Net expenses ........................................          1,592,108       1,632,207          1,045,755          390,412
                                                              ----------------   -------------   ----------------   --------------

NET INVESTMENT INCOME .....................................         22,835,060      10,380,744          9,226,363        4,980,888
                                                              ----------------   -------------   ----------------   --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ................   $     22,835,060   $  10,380,744   $      9,226,363   $    4,980,888
                                                              ================   =============   ================   ==============

----------
(a)   Fees are incurred at the Class S Level.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 13

Aston Funds
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                          ABN AMRO                            ABN AMRO
                                                                GOVERNMENT MONEY MARKET FUND             MONEY MARKET FUND
                                                              ---------------------------------   --------------------------------
                                                                    YEARS ENDED OCTOBER 31,            YEARS ENDED OCTOBER 31,
                                                                     2007             2006             2007              2006
                                                              ----------------   --------------   ---------------   --------------
NET ASSETS AT BEGINNING OF YEAR ...........................   $    500,369,242   $  412,495,904   $   187,881,480   $  181,042,874
                                                              ----------------   --------------   ---------------   --------------
INCREASE IN NET ASSETS FROM OPERATIONS:
      Net investment income ...............................         22,835,060       22,160,187        10,380,744        7,359,046
      Net realized gain (loss) on investments sold ........                 --               --                --               --
                                                              ----------------   --------------   ---------------   --------------
      Net increase in net assets from operations ..........         22,835,060       22,160,187        10,380,744        7,359,046
                                                              ----------------   --------------   ---------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class I .............................................        (19,986,914)     (20,157,807)      (10,147,410)        (161,501)
      Class S .............................................         (2,848,146)      (2,002,380)         (233,334)      (7,197,545)
   Net realized gain on investments:
      Class I .............................................                 --               --                --               --
                                                              ----------------   --------------   ---------------   --------------
         Total distributions ..............................        (22,835,060)     (22,160,187)      (10,380,744)      (7,359,046)
                                                              ----------------   --------------   ---------------   --------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class I .............................................        873,628,178    1,054,942,947        56,775,299       24,847,341
      Class S .............................................        228,918,581      121,571,355       847,715,220      724,395,217
   Proceeds from reinvestment of distributions:
      Class I .............................................          1,511,862        1,231,424           233,317          161,431
      Class S .............................................          2,847,618        2,002,260        10,137,053        7,194,268
   Cost of shares redeemed:
      Class I .............................................     (1,039,405,326)    (988,356,397)      (56,491,966)     (33,219,222)
      Class S .............................................       (209,829,608)    (103,518,251)     (771,676,571)    (716,540,429)
                                                              ----------------   --------------   ---------------   --------------
         Net increase (decrease) from capital share
            transactions ..................................       (142,328,695)      87,873,338        86,692,352        6,838,606
                                                              ----------------   --------------   ---------------   --------------
         Total increase (decrease) in net assets ..........       (142,328,695)      87,873,338        86,692,352        6,838,606
                                                              ----------------   --------------   ---------------   --------------
NET ASSETS AT END OF YEAR (INCLUDING LINE A) ..............   $    358,040,547   $  500,369,242   $   274,573,832   $  187,881,480
                                                              ================   ==============   ===============   ==============
      (A) Undistributed net investment income .............   $         31,622   $       31,622   $            --   $           --
                                                              ================   ==============   ===============   ==============
OTHER INFORMATION:

SHARE TRANSACTIONS:
   Class I
      Sold ................................................        873,628,178    1,054,942,947        56,775,299       24,847,341
      Proceeds from reinvestment of distributions .........          1,511,862        1,231,424           233,317          161,431
      Redeemed ............................................     (1,039,405,326)    (988,356,397)      (56,491,966)     (33,219,222)
   Class S
      Sold ................................................        228,918,581      121,571,355       847,715,220      724,395,217
      Proceeds from reinvestment of distributions .........          2,847,618        2,002,260        10,137,053        7,194,268
      Redeemed ............................................       (209,829,608)    (103,518,251)     (771,676,571)    (716,540,429)
                                                              ----------------   --------------   ---------------   --------------
         Net increase (decrease) in shares outstanding ....       (142,328,695)      87,873,338        86,692,352        6,838,606
                                                              ================   ==============   ===============   ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 14

Aston Funds
--------------------------------------------------------------------------------

                                                                          ABN AMRO                             ABN AMRO
                                                                TAX-EXEMPT MONEY MARKET FUND         TREASURY MONEY MARKET FUND
                                                              ---------------------------------   --------------------------------
                                                                   YEARS ENDED OCTOBER 31,              YEARS ENDED OCTOBER 31,
                                                                  2007                2006              2007             2006
                                                              ----------------   --------------   ---------------   --------------
NET ASSETS AT BEGINNING OF YEAR ...........................   $    249,795,080   $  278,397,955   $   151,277,116   $  183,993,014
                                                              ----------------   --------------   ---------------   --------------
INCREASE IN NET ASSETS FROM OPERATIONS:
      Net investment income ...............................          9,226,363        8,506,998         4,980,888        7,427,222
      Net realized gain (loss) on investments sold ........                 --               --                --              (48)
                                                              ----------------   --------------   ---------------   --------------
      Net increase in net assets from operations ..........          9,226,363        8,506,998         4,980,888        7,427,174
                                                              ----------------   --------------   ---------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class I .............................................         (7,999,699)      (7,744,250)       (4,703,450)      (7,161,900)
      Class S .............................................         (1,226,664)        (762,748)         (277,438)        (265,322)
   Net realized gain on investments:
      Class I .............................................                 --               --                --             (240)
                                                              ----------------   --------------   ---------------   --------------
         Total distributions ..............................         (9,226,363)      (8,506,998)       (4,980,888)      (7,427,462)
                                                              ----------------   --------------   ---------------   --------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class I .............................................        430,377,488      760,536,348       247,080,253      539,727,871
      Class S .............................................        370,000,496      367,739,282       101,942,927       61,313,425
   Proceeds from reinvestment of distributions:
      Class I .............................................             13,490           11,032            47,650           47,632
      Class S .............................................          1,227,109          762,745           275,650          262,494
   Cost of shares redeemed:
      Class I .............................................       (454,705,488)    (795,276,250)     (339,036,403)    (573,342,773)
      Class S .............................................       (335,802,272)    (362,376,032)      (97,096,497)     (60,724,259)
                                                              ----------------   --------------   ---------------   --------------
         Net increase (decrease) from capital share
            transactions ..................................         11,110,823      (28,602,875)      (86,786,420)     (32,715,610)
                                                              ----------------   --------------   ---------------   --------------
         Total increase (decrease) in net assets ..........         11,110,823      (28,602,875)      (86,786,420)     (32,715,898)
                                                              ----------------   --------------   ---------------   --------------
NET ASSETS AT END OF YEAR (INCLUDING LINE A) ..............   $    260,905,903   $  249,795,080   $    64,490,696   $  151,277,116
                                                              ================   ==============   ===============   ==============
      (A) Undistributed net investment income .............   $             --   $           --   $            --   $           --
                                                              ================   ==============   ===============   ==============
OTHER INFORMATION:

SHARE TRANSACTIONS:
   Class I
      Sold ................................................        430,377,488      760,536,344       247,080,253      539,727,871
      Proceeds from reinvestment of distributions .........             13,490           11,032            47,650           47,632
      Redeemed ............................................       (454,705,488)    (795,276,250)     (339,036,403)    (573,342,773)
   Class S
      Sold ................................................        370,000,496      367,739,282       101,942,927       61,313,425
      Proceeds from reinvestment of distributions .........          1,227,109          762,745           275,650          262,494
      Redeemed ............................................       (335,802,272)    (362,376,032)      (97,096,497)     (60,724,259)
                                                              ----------------   --------------   ---------------   --------------
         Net increase (decrease) in shares outstanding ....         11,110,823      (28,602,879)      (86,786,420)     (32,715,610)
                                                              ================   ==============   ===============   ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 15

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO GOVERNMENT MONEY MARKET FUND                           OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                               YEAR         YEAR        YEAR          YEAR       YEAR
                                                               ENDED        ENDED       ENDED         ENDED      ENDED
                                                             10/31/07     10/31/06    10/31/05      10/31/04    10/31/03
                                                            ----------   ----------   ---------    ---------   ---------
CLASS I

Net Asset Value, Beginning of Year ......................   $     1.00   $     1.00   $    1.00    $    1.00   $    1.00
                                                            ----------   ----------   ---------    ---------   ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..............................         0.05         0.05        0.03         0.01        0.01
                                                            ----------   ----------   ---------    ---------   ---------
   LESS DISTRIBUTIONS FROM:
     Net investment income ..............................        (0.05)       (0.05)      (0.03)       (0.01)      (0.01)
     Net realized gain on investments ...................           --           --          --(a)        --          --
                                                            ----------   ----------   ---------    ---------   ---------
     Total distribution .................................        (0.05)       (0.05)      (0.03)       (0.01)      (0.01)
                                                            ----------   ----------   ---------    ---------   ---------
Net Asset Value, End of Year ............................   $     1.00   $     1.00   $    1.00    $    1.00   $    1.00
                                                            ==========   ==========   =========    =========   =========
TOTAL RETURN ............................................         5.05%        4.62%       2.59%        0.91%       0.98%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ...................   $  284,428   $  448,693   $ 380,875    $ 459,475   $ 453,873
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...........................         0.30%        0.29%       0.30%        0.30%       0.29%
     After reimbursement and/or waiver
       of expenses by Adviser ...........................         0.30%        0.29%       0.30%        0.30%       0.29%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...........................         4.96%        4.55%       2.60%        0.91%       0.98%
     After reimbursement and/or waiver
       of expenses by Adviser ...........................         4.96%        4.55%       2.60%        0.91%       0.98%

-------------------------------------------------------------------------------------------------------------------------
CLASS S

Net Asset Value, Beginning of Year ......................   $     1.00   $     1.00   $    1.00    $    1.00   $    1.00
                                                            ----------   ----------   ---------    ---------   ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..............................         0.05         0.04        0.02         0.01        0.01
                                                            ----------   ----------   ---------    ---------   ---------
   LESS DISTRIBUTIONS FROM:
     Net investment income ..............................        (0.05)       (0.04)      (0.02)       (0.01)      (0.01)
     Net realized gain on investments ...................           --           --          --(a)        --          --
                                                            ----------   ----------   ---------    ---------   ---------
     Total distribution .................................        (0.05)       (0.04)      (0.02)       (0.01)      (0.01)
                                                            ----------   ----------   ---------    ---------   ---------
Net Asset Value, End of Year ............................   $     1.00   $     1.00   $    1.00    $    1.00   $    1.00
                                                            ==========   ==========   =========    =========   =========
TOTAL RETURN                                                      4.72%        4.28%       2.26%        0.58%       0.65%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ...................   $   73,613   $   51,676   $  31,621    $  32,911   $  41,768
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...........................         0.62%        0.61%       0.62%        0.62%       0.62%
     After reimbursement and/or waiver
       of expenses by Adviser ...........................         0.62%        0.61%       0.62%        0.62%       0.62%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...........................         4.64%        4.23%       2.28%        0.59%       0.65%
     After reimbursement and/or waiver
       of expenses by Adviser ...........................         4.64%        4.23%       2.28%        0.59%       0.65%

----------
(a)  Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 16

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO MONEY MARKET FUND                                      OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                               YEAR         YEAR        YEAR         YEAR         YEAR
                                                               ENDED        ENDED       ENDED        ENDED       ENDED
                                                             10/31/07     10/31/06    10/31/05     10/31/04     10/31/03
                                                            ----------   ---------    ---------   ----------   ---------
CLASS I

Net Asset Value, Beginning of Year ......................   $     1.00   $    1.00    $    1.00   $     1.00   $    1.00
                                                            ----------   ---------    ---------   ----------   ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..............................         0.05        0.04(a)      0.03         0.01        0.01
                                                            ----------   ---------    ---------   ----------   ---------
     Less distributions from
       net investment income ............................        (0.05)      (0.04)       (0.03)       (0.01)      (0.01)
                                                            ----------   ---------    ---------   ----------   ---------
Net Asset Value, End of Year ............................   $     1.00   $    1.00    $    1.00   $     1.00   $    1.00
                                                            ==========   =========    =========   ==========   =========
TOTAL RETURN ...............................................      5.07%       4.57%        2.57%        0.87%       0.92%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ...................   $    1,841   $   1,325    $   9,535   $    4,821   $     302
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...........................         0.50%       0.50%(b)     0.51%        0.50%       0.50%
     After reimbursement and/or waiver
       of expenses by Adviser ...........................         0.37%       0.37%(b)     0.37%        0.37%       0.37%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...........................         4.82%       4.35%        2.44%        0.73%       0.78%
     After reimbursement and/or waiver
       of expenses by Adviser ...........................         4.95%       4.48%        2.58%        0.86%       0.91%

-------------------------------------------------------------------------------------------------------------------------
CLASS S

Net Asset Value, Beginning of Year ......................   $     1.00   $    1.00    $    1.00   $     1.00   $    1.00
                                                            ----------   ---------    ---------   ----------   ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..............................         0.05        0.04(a)      0.02         0.01        0.01
                                                            ----------   ---------    ---------   ----------   ---------
     Less distributions from
       net investment income ............................        (0.05)      (0.04)       (0.02)       (0.01)      (0.01)
                                                            ----------   ---------    ---------   ----------   ---------
Net Asset Value, End of Year ............................   $     1.00   $    1.00    $    1.00   $     1.00   $    1.00
                                                            ==========   =========    =========   ==========   =========
TOTAL RETURN ............................................         4.69%       4.20%        2.20%        0.50%       0.55%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ...................   $  272,733   $ 186,557    $ 171,508   $  132,831   $ 132,233
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...........................         0.86%       0.86%(b)     0.87%        0.86%       0.86%
     After reimbursement and/or waiver
       of expenses by Adviser ...........................         0.73%       0.73%(b)     0.73%        0.73%       0.73%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...........................         4.46%       3.99%        2.08%        0.37%       0.42%
     After reimbursement and/or waiver
       of expenses by Adviser ...........................         4.59%       4.12%        2.22%        0.50%       0.55%

----------
(a) The selected per share data was calculated using weighted average shares method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005%, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note F to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 17

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO TAX-EXEMPT MONEY MARKET FUND                           OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                               YEAR         YEAR          YEAR        YEAR         YEAR
                                                               ENDED        ENDED         ENDED       ENDED       ENDED
                                                             10/31/07     10/31/06      10/31/05    10/31/04     10/31/03
                                                            ----------    ---------    ---------   ---------    ---------
CLASS I

Net Asset Value, Beginning of Year ......................   $     1.00    $    1.00    $    1.00   $    1.00    $    1.00
                                                            ----------    ---------    ---------   ---------    ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..............................         0.03         0.03         0.02        0.01         0.01
                                                            ----------    ---------    ---------   ---------    ---------
     Less distributions from
       net investment income ............................        (0.03)       (0.03)       (0.02)      (0.01)       (0.01)
                                                            ----------    ---------    ---------   ---------    ---------
Net Asset Value, End of Year ............................   $     1.00    $    1.00    $    1.00   $    1.00    $    1.00
                                                            ==========    =========    =========   =========    =========
TOTAL RETURN ............................................         3.32%        2.98%        1.83%       0.74%        0.72%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ...................   $  201,167    $ 225,482    $ 260,210   $ 262,587    $ 274,759
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...........................         0.48%(a)     0.47%(a)     0.46%       0.46%        0.46%
     After reimbursement and/or waiver
       of expenses by Adviser ...........................         0.33%(a)     0.34%(a)     0.33%       0.33%        0.33%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...........................         3.13%        2.78%        1.68%       0.61%        0.59%
     After reimbursement and/or waiver
       of expenses by Adviser ...........................         3.27%        2.91%        1.81%       0.74%        0.72%

--------------------------------------------------------------------------------------------------------------------------
CLASS S

Net Asset Value, Beginning of  Year .....................   $     1.00    $    1.00    $    1.00   $    1.00    $    1.00
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .............................         0.03         0.03         0.02          --(b)        --(b)
                                                            ----------    ---------    ---------   ---------    ---------
Less distributions from
net investment income ...................................        (0.03)       (0.03)       (0.02)         --(b)        --(b)
                                                            ----------    ---------    ---------   ---------    ---------
Net Asset Value, End of Year ............................   $     1.00    $    1.00    $    1.00   $    1.00    $    1.00
                                                            ==========    =========    =========   =========    =========
TOTAL RETURN ............................................         3.06%        2.72%        1.57%       0.49%        0.47%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ...................   $   59,739    $  24,314    $  18,188   $  27,230    $  21,116
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...........................         0.73%(a)     0.72%(a)     0.71%       0.71%        0.71%
     After reimbursement and/or waiver
       of expenses by Adviser ...........................         0.58%(a)     0.59%(a)     0.58%       0.58%        0.58%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...........................         2.88%        2.53%        1.43%       0.36%        0.34%
     After reimbursement and/or waiver
       of expenses by Adviser ...........................         3.02%        2.66%        1.56%       0.49%        0.47%

----------
(a) Ratios of expenses to average net assets include interest expense of 0.01% and 0.01% for the years ended October 31, 2007 and October 31, 2006, respectively, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note F to Financial Statements.

(b)   Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 18

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO TREASURY MONEY MARKET FUND                             OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                               YEAR        YEAR        YEAR        YEAR        YEAR
                                                               ENDED       ENDED       ENDED       ENDED      ENDED
                                                             10/31/07    10/31/06    10/31/05    10/31/04    10/31/03
                                                            ---------   ---------   ---------   ---------   ----------
CLASS I

Net Asset Value, Beginning of Year ......................   $    1.00   $    1.00   $    1.00   $    1.00   $     1.00
                                                            ---------   ---------   ---------   ---------   ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..............................        0.05        0.04        0.02        0.01         0.01
                                                            ---------   ---------   ---------   ---------   ----------
   LESS DISTRIBUTIONS FROM:
     Net investment income ..............................       (0.05)      (0.04)      (0.02)      (0.01)       (0.01)
     Net realized gain on investments ...................          --          --(a)       --(a)       --           --
     Total distribution .................................       (0.05)      (0.04)      (0.02)      (0.01)       (0.01)
                                                            ---------   ---------   ---------   ---------   ----------
Net Asset Value, End of Year ............................   $    1.00   $    1.00   $    1.00   $    1.00   $     1.00
                                                            =========   =========   =========   =========   ==========
TOTAL RETURN ............................................        4.84%       4.46%       2.41%       0.75%        0.85%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ...................   $  53,320   $ 145,229   $ 178,796   $ 308,172   $  370,304
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...........................        0.58%       0.49%       0.48%       0.46%        0.46%
     After reimbursement and/or waiver
       of expenses by Adviser ...........................        0.36%       0.36%       0.36%       0.36%        0.36%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...........................        4.58%       4.24%       2.17%       0.63%        0.74%
     After reimbursement and/or waiver
       of expenses by Adviser ...........................        4.80%       4.37%       2.29%       0.73%        0.84%

-----------------------------------------------------------------------------------------------------------------------
CLASS S

Net Asset Value, Beginning of  Year .....................   $    1.00   $    1.00    $   1.00   $    1.00   $     1.00
                                                            ---------   ---------   ---------   ---------   ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..............................        0.04        0.04        0.02          --(a)      0.01
                                                            ---------   ---------   ---------   ---------   ----------
   LESS DISTRIBUTIONS FROM:
     Net investment income ..............................       (0.04)      (0.04)      (0.02)         --(a)     (0.01)
     Net realized gain on investments ...................          --          --(a)       --(a)       --           --
                                                            ---------   ---------   ---------   ---------   ----------
     Total distribution .................................       (0.04)      (0.04)      (0.02)         --        (0.01)
                                                            ---------   ---------   ---------   ---------   ----------
Net Asset Value, End of Year ............................   $    1.00   $    1.00   $    1.00   $    1.00   $     1.00
                                                            =========   =========   =========   =========   ==========
TOTAL RETURN ............................................        4.58%       4.20%       2.16%       0.50%        0.60%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ...................   $  11,171   $   6,049   $   5,197   $   7,154   $   35,441
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...........................        0.83%       0.74%       0.73%       0.71%        0.71%
     After reimbursement and/or waiver
       of expenses by Adviser ...........................        0.61%       0.61%       0.61%       0.61%        0.61%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...........................        4.33%       3.99%       1.92%       0.38%        0.49%
     After reimbursement and/or waiver
       of expenses by Adviser ...........................        4.55%       4.12%       2.04%       0.48%        0.59%

----------
(a)   Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 19

Aston Funds
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE (A) FUND ORGANIZATION: Aston Funds (the "Trust"), formerly known as ABN AMRO Funds, was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with 36 separate portfolios that have been established by the Board of Trustees as of October 31, 2007. The following portfolios of the Trust are included in these financial statements: ABN AMRO Government Money Market Fund, ABN AMRO Money Market Fund, ABN AMRO Tax-Exempt Money Market Fund and ABN AMRO Treasury Money Market Fund (each a "Fund" and collectively, the "Funds").

On November 30, 2006, pursuant to the closing of an asset purchase agreement between ABN AMRO Asset Management, Inc. ("AAAM") and its affiliates ("ABN AMRO"), Highbury Financial Inc. ("Highbury") and Aston Asset Management LLC ("Aston") ("the Purchase Agreement"), ABN AMRO sold substantially all of its assets related to their U.S. mutual fund and separately managed account business to Highbury and Aston (the "Transaction"). Aston is a majority owned subsidiary of Highbury. AAAM continues to serve as investment adviser to the Funds and the other money market funds of the Trust and Aston serves as administrator. Aston serves as investment advisor to all other funds of the Trust.

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles.

(1) SECURITY VALUATION: All securities, with the exception of investments in other funds and repurchase agreements, are valued at amortized cost, which approximates fair value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included as interest income. Investments in other funds are valued at the underlying fund's net asset value at the date of valuation. Repurchase agreements are valued at cost. Interest accrued is captured in dividends and interest receivable.

(2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by ABN AMRO Asset Management, Inc. (the "Adviser") subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) U.S. GOVERNMENT AGENCY OBLIGATIONS: Government Money Market Fund and Money Market Fund may invest in U.S. government agency obligations. These obligations of U.S. government-sponsored entities are not issued or guaranteed by the U.S. Treasury.

(4) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is determined using the identified cost method.

(5) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2007, the following Funds had available realized capital losses to offset future net capital gains through fiscal year:

                                       AMOUNT    EXPIRATION
                                      --------   ----------
ABN AMRO Money Market Fund            $      6         2008
ABN AMRO Treasury Money Market Fund         48         2014

(6) MULTI-CLASS OPERATIONS: The Funds are authorized to issue two classes of shares, Class I and Class S. The classes are substantially the same except that Class S bears distribution fees and shareholder service fees. Each class offered by these Funds has equal rights as to assets. Income, fund level and trust level expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated directly to the appropriate class.

(7) USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial state-


| 20

Aston Funds
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

ments and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(8) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Trust enters into contracts on behalf of the Funds that contain a variety of provisions for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss is remote.

(9) ADDITIONAL ACCOUNTING STANDARDS: In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in their Semi-Annual report on April 30, 2008.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoption of FIN 48 and SFAS 157 will have on the Funds' financial statement disclosures, if any.

NOTE (C)  DIVIDENDS  FROM NET  INVESTMENT  INCOME AND  DISTRIBUTIONS  OF CAPITAL
GAINS: The Funds declare dividends daily from net investment income. The Funds' dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. Differences in dividends per share between classes of the Funds are due to different class expenses.

Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of permanent book and tax differences.

Distributions from net realized gains for book purposes may include short-term capital gains, which are classified as ordinary income for tax purposes. The tax character of ordinary income distributions paid during the years ended October 31, 2007 and 2006 was as follows:

                                                     DISTRIBUTIONS PAID IN 2007
                                                   ----------------------------
                                                    TAX-EXEMPT       ORDINARY
                                                      INCOME          INCOME
                                                   ------------   -------------
ABN AMRO Government Money
   Market Fund .................................   $         --   $  23,762,985
ABN AMRO Money Market Fund .....................             --      10,380,245
ABN AMRO Tax-Exempt Money
   Market Fund .................................      9,268,192              --
ABN AMRO Treasury Money
   Market Fund .................................            --        5,385,398

                                                    DISTRIBUTIONS PAID IN 2006
                                                   ----------------------------
                                                    TAX-EXEMPT       ORDINARY
                                                      INCOME          INCOME
                                                   ------------   -------------
ABN AMRO Government Money
   Market Fund .................................   $         --   $  21,361,901
ABN AMRO Money Market Fund .....................             --       7,359,046
ABN AMRO Tax-Exempt Money
   Market Fund .................................      8,463,595              --
ABN AMRO Treasury Money
   Market Fund .................................             --       7,382,885

As of October 31, 2007, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

                                           UNDISTRIBUTED   UNDISTRIBUTED
                            CAPITAL LOSS      ORDINARY      TAX-EXEMPT
                            CARRYFORWARD       INCOME          INCOME         TOTAL
                            ------------   -------------   -------------   ----------
ABN AMRO Government
   Money Market Fund ....      $  --         $  979,030      $      --     $  979,030
ABN AMRO Money
   Market Fund ..........         (6)               499             --            493
ABN AMRO Tax-Exempt
   Money Market Fund ....         --                 --        533,469        533,469
ABN AMRO Treasury
   Money Market Fund ....        (48)           189,743             --        189,695

NOTE (D) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value.

NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: Under the terms of each Fund's investment advisory agreement, the advisory fees are accrued daily and paid monthly based on a specified annual rate of average daily net assets. In addition, the Funds have an expense limitation agreement with the Adviser, which caps annual ordinary operating expenses for Class I and Class S shareholders at certain specified annual rates of average daily net assets, respectively. Contractual expense limitation contracts are effective through February 28,


                                                                            | 21

Aston Funds
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

2008 for all classes of the Funds. The advisory rates and contractual expense limitations for the year ended October 31, 2007 were as follows:

                                                   EXPENSE LIMITATIONS
                                                   FOR TOTAL EXPENSES
                                            ---------------------------------
                                            ADVISORY FEES
                                             ANNUAL RATE    CLASS I   CLASS S
                                            -------------   -------   -------
ABN AMRO Government Money Market Fund ...       0.20%        0.31%     0.63%
ABN AMRO Money Market Fund ..............       0.35%        0.37%     0.73%
ABN AMRO Tax-Exempt Money Market Fund ...       0.35%        0.33%     0.58%
ABN AMRO Treasury Money Market Fund .....       0.35%        0.36%     0.61%

RECENT EVENT: The Funds' Adviser, AAAM, is an indirect subsidiary of ABN AMRO Holdings N.V. ("Holdings"). On October 10, 2007, a consortium comprised of The Royal Bank of Scotland Group plc, Banco Santander Central Hispano and Fortis N.V. announced the successful completion of a tender offer for substantially all of the shares of Holdings (the "Tender Offer"). The Tender Offer, which settled on October 17, 2007, was deemed to cause an "assignment" and automatic termination of the Funds' Investment Advisory Agreements with AAAM. The consortium has announced its intent to transfer the asset management business of Holdings to Fortis N.V., subject to the completion of due diligence and regulatory approvals. There is no assurance that the acquisition of Holdings will be consummated as contemplated.

On October 16, 2007, the Board of Trustees of Aston Funds voted to approve an Interim Investment Advisory Agreement with AAAM for each Fund (the "Interim Advisory Agreement") effective following automatic termination of the current agreement. The terms of the Interim Advisory Agreement are substantially the same as the prior agreements except for term and termination provisions. Shareholders of the Funds will receive additional information by proxy statement. The factors considered by the Board in approving the Interim Advisory Agreement are included in this Report under "Additional Information".

ABN AMRO Investment Fund Services, Inc. ("AAIFS"), previously provided the Funds with various administrative services. On November 30, 2006, AAIFS, the Trust and the Board of Trustees assigned the administration agreement between the Funds and AAIFS (the "Administration Agreement") to Aston in connection with the Transaction discussed under Note (A)-Fund Organization. Under terms of the Administration Agreement, administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and base fees are fixed at an annual rate of $12,000 per Fund. The fee is allocated to each Fund based on the relative net assets of the Trust. Administration expenses also include pricing agent fees and compliance related expenses. The administration fee arrangement is as follows:

            ADMINISTRATION FEES AT
            TRUST LEVEL ANNUAL RATE
            -----------------------
             First $7.4 billion       0.0490%
             Over $7.4 billion        0.0465%

PFPC Inc. ("PFPC") provides certain administrative services to the Funds pursuant to a Sub-Administration and Accounting Services Agreement between AAIFS and PFPC (the "Sub-Administration Agreement"). On November 30, 2006, the Sub-Administration Agreement was assigned from AAIFS to Aston. Under the terms of the Sub-Administration Agreement, sub-administration fees are accrued daily and paid monthly at a rate of 0.022% of average daily net assets of the Trust and a base fee at an annual rate of $12,000 per Fund.

Prior to December 1, 2006, ABN AMRO Distribution Services (USA) Inc. served as principal underwriter and distributor of the Funds' shares under the same fee structure described below. As of December 1, 2006, PFPC Distributors, Inc., (the "Distributor") serves as principal underwriter and distributor of the Funds' shares. Pursuant to a Rule 12b-1 distribution plan (the "Plan") adopted by the Funds with respect to Class S shares, the Funds pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's average daily net assets. The Class I shares of the Funds do not have distribution plans.

In addition, the Funds have adopted a shareholder servicing plan for the Class S shares, which allows the Distributor to be paid a fee at an annual rate of up to 0.25% of the average daily net assets of the Class S shares, for its efforts in maintaining client accounts, arranging bank wires, responding to client inquiries concerning services provided on investments and assisting clients in purchase, redemption and exchange transactions, and changing their dividend options, account designations and addresses. The shareholder service fees for the ABN AMRO Government Money Market Fund and ABN AMRO Money Market Fund were 0.07% and 0.11% of average daily net assets, respectively, for the year ended October 31, 2007. Tax-Exempt Money Market Fund and Treasury Money Market Fund were not charged shareholder service fees for the year ended October 31, 2007.

The Trust does not compensate its officers or interested Trustees who are affiliated with the Adviser. The Trust pays each non-interested Trustee $5,000 per Board of Trustees meeting attended and an annual retainer of $25,000, and also reimburses the Trustees for out-of-pocket expenses. In addition, the Trust pays each member of the Nominating and Governance Committee a $2,000 annual retainer and each member of the Audit Committee a $2,500 annual retainer. The Chairman of the Audit


| 22

Aston Funds
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

Committee receives an additional $10,000 per year, the Chairman of the Nominating and Governance Committee receives an additional $2,500 per year, and the Lead Independent Trustee receives an additional $20,000 per year.

NOTE (F) CREDIT AGREEMENT: The Credit Agreement with The Bank of Nova Scotia, amended March 16, 2007, provides the Trust with a revolving credit facility up to $50 million. The facility is shared by most series of the Trust, including the Funds, and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The annual facility fee is 0.11% of the commitment amount of the facility in addition to an annual administration fee of $37,500 and reasonable legal expenses incurred in connection with the preparation of any amendments. The interest rate on outstanding loans is equivalent to the Federal Funds Rate or LIBOR (London InterBank Offered Rate), as applicable, plus 0.625%. Borrowings must be repaid within 60 days. At October 31, 2007, there were no borrowings outstanding on the line of credit. The ABN AMRO Tax Exempt Money Market Fund utilized the line of credit during the year ended October 31, 2007; the average daily loan balance outstanding on the days where borrowings existed was $4,410,115, the weighted average interest rate was 5.24% and the interest expense, which is included on the Statement of Operations, was $10,327.


                                                                            | 23

Aston Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Aston Funds (formerly ABN AMRO Funds)

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of the ABN AMRO Government Money Market Fund, ABN AMRO Money Market Fund, ABN AMRO Tax-Exempt Money Market Fund, and ABN AMRO Treasury Money Market Fund (the "Funds") (four of the portfolios constituting the Aston Funds (formerly ABN AMRO Funds (the "Trust")) as of October 31, 2007, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of October 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned portfolios of Aston Funds at October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended, in conformity with U.S. generally accepted accounting principles.

                                            /s/ Ernst & young LLP

Chicago, Illinois
December 20, 2007


| 24

Aston Funds
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

ADDITIONAL INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

FORM N-Q: The Trust files complete schedules of portfolio holdings for the Funds with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 202 942-8090.

PROXY VOTING: Aston Funds' Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, which is available (i) upon request, without charge, by calling 800 992-8151; (ii) on Aston Funds' Web site at www.astonfunds.com; and (iii) on the SEC's Web site at www.sec.gov. Aston Funds' Proxy Voting Record for the most recent twelve-month period ended June 30 is available without charge (i) on the Funds' Web site at www.astonfunds.com; and (ii) on the SEC's Web site at www.sec.gov.

TAX INFORMATION: For the year ended October 31, 2007, 100.00% of the income distributions made by the Tax-Exempt Money Market Fund were exempt from federal income taxes.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE INTERIM INVESTMENT ADVISORY AGREEMENTS FOR ABN AMRO GOVERNMENT MONEY MARKET FUND, ABN AMRO MONEY MARKET FUND, ABN AMRO TAX-EXEMPT MONEY MARKET FUND AND ABN AMRO TREASURY MONEY MARKET FUND

At an in-person meeting held on October 16, 2007, the Board, including all the Independent Trustees, considered the terms of an Interim Investment Advisory Agreement with ABN AMRO Asset Management, Inc. ("AAAM") with respect to each money market fund series of the Trust (the "Money Market Funds"). In considering the Interim Investment Advisory Agreement on behalf of each Money Market Fund, the Board considered, among other factors, the following:

      o The current Investment Advisory Agreement with each Money Market Fund would automatically terminate as of the completion of a tender offer with respect to substantially all of the outstanding shares of ABN AMRO Holdings N.V. ("ABN AMRO") by a consortium comprised of The Royal Bank of Scotland plc, Banco Santander Central Hispano and Fortis N.V. and that the tender offer was expected to be completed on October 17, 2007.

      o Pursuant to Rule 15a-4 of the Investment Company Act of 1940, the terms of each Interim Advisory Agreement are substantially the same as the current Investment Advisory Agreement, except that each Interim Advisory Agreement will have a maximum term of one hundred and fifty (150) days. The compensation payable under the Interim Investment Advisory Agreement is the same as the amount payable under the current investment advisory agreement.

      o AAAM provided information and assurances that it had implemented an integration and transition plan that was reasonably designed to retain key management personnel and investment personnel responsible for the Money Market Funds during the term of the Interim Advisory Agreement.

      o AAAM has been the investment adviser to each Money Market Fund since inception and, pending receipt of more detailed information regarding the Transaction, continuity of investment personnel was in the best interests of the Money Market Funds.

The Independent Trustees met separately from the "interested" Trustee of the Trust and any officers of the investment adviser or its affiliates to consider approval of the Interim Investment Advisory Agreement and were assisted by independent legal counsel in their deliberations. The Board, including the Independent Trustees, determined that the nature, quality and scope of services to be provided to the Money Market Funds during the term of the Interim Advisory Agreements were expected to be at least equivalent to the services currently being provided, which the Board deemed to be satisfactory.

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average daily net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.


                                                                            | 25

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Aston Funds
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

--------------------------------------------------------------------------------

This table illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.

                                 BEGINNING     ENDING
                                  ACCOUNT      ACCOUNT                EXPENSES
                                   VALUE        VALUE     EXPENSE    PAID DURING
                                 05/01/07     10/31/07    RATIO(1)    PERIOD(2)
                                 ---------   ----------   --------   -----------
ABN AMRO GOVERNMENT MONEY MARKET FUND
   ACTUAL FUND RETURN
      Class I ................    $ 1,000    $ 1,024.80     0.31%      $ 1.58
      Class S ................      1,000      1,023.10     0.63%        3.21
   HYPOTHETICAL 5% RETURN
      Class I ................    $ 1,000    $ 1,023.64     0.31%      $ 1.58
      Class S ................      1,000      1,022.03     0.63%        3.21
ABN AMRO MONEY MARKET FUND
   ACTUAL FUND RETURN
      Class I ................    $ 1,000    $ 1,025.10     0.37%      $ 1.89
      Class S ................      1,000      1,023.20     0.73%        3.72
   HYPOTHETICAL 5% RETURN
      Class I ................    $ 1,000    $ 1,023.34     0.37%      $ 1.89
      Class S ................      1,000      1,021.53     0.73%        3.72

                                 BEGINNING     ENDING
                                  ACCOUNT      ACCOUNT                EXPENSES
                                   VALUE        VALUE     EXPENSE    PAID DURING
                                 05/01/07     10/31/07    RATIO(1)    PERIOD(2)
                                 ---------   ----------   --------   -----------
ABN AMRO TAX-EXEMPT MONEY MARKET FUND
   ACTUAL FUND RETURN
      Class I ................    $ 1,000    $ 1,016.80     0.33%      $ 1.68
      Class S ................      1,000      1,015.50     0.58%        2.95
   HYPOTHETICAL 5% RETURN
      Class I ................    $ 1,000    $ 1,023.54     0.33%      $ 1.68
      Class S ................      1,000      1,022.28     0.58%        2.96
ABN AMRO TREASURY MONEY MARKET FUND
   ACTUAL FUND RETURN
      Class I ................    $ 1,000    $ 1,023.20     0.36%      $ 1.84
      Class S ................      1,000      1,021,90     0.61%        3.11
   HYPOTHETICAL 5% RETURN
      Class I ................    $ 1,000    $ 1,023.39     0.36%      $ 1.84
      Class S ................      1,000      1,022.13     0.61%        3.11

(1)   Annualized, based on a Fund's most recent fiscal half-year expenses.

(2) Expenses are equal to a Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.


| 26

Aston Funds
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                                         NUMBER OF
                                          TERM OF                                      PORTFOLIOS IN
                                       OFFICE(1) AND                                    FUND COMPLEX        OTHER TRUSTEESHIPS/
       NAME, ADDRESS, AGE AND            LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY            DIRECTORSHIPS
       POSITION(S) WITH TRUST           TIME SERVED        DURING PAST FIVE YEARS         TRUSTEE            HELD BY TRUSTEE (2)
-------------------------------------  -------------  -------------------------------  -------------  ------------------------------
DISINTERESTED TRUSTEES
----------------------
Leonard F. Amari                          13 years    Partner at the law offices of          36       Director, Delaware Place Bank;
c/o 120 N. LaSalle Street, 25th Floor                 Amari & Locallo, a practice                     Trustee, John Marshall Law
Chicago, IL 60602                                     with exclusive concentration                    School.
Age: 65                                               in real estate taxation and
Trustee                                               related areas, since 1987;
                                                      Special Assistant Attorney
                                                      General since 1986.

Robert A. Kushner                         8 years     Retired. Vice President,               36       None
c/o 120 N. LaSalle Street, 25th Floor                 Secretary and General Counsel
Chicago, IL 60602                                     at Cyclops Industries, Inc.,
Age: 71                                               1976-1992.
Trustee

Gregory T. Mutz                           13 years    CEO of AMLI Residential                36       Chairman of the Board of AMLI
c/o 120 N. LaSalle Street, 25th Floor                 Properties Trust (NYSE: AML) (a                 Residential Properties Trust;
Chicago, IL 60602                                     Multifamily REIT), a successor                  Director of Abt Associates
Age: 61                                               company to AMLI Realty Co.                      Inc. (agribusiness).
Lead Independent Trustee                              since 2004; Chairman of AMLI
                                                      Residential Properties since
                                                      1994; Vice Chairman of UICI
                                                      (NYSE: UCI) (an insurance
                                                      holding company) from
                                                      2003-2004; President and CEO of
                                                      UICI from 1999-2003; Chairman
                                                      of Academic Management Services
                                                      Corp. (a student loans and
                                                      finance company) from
                                                      2000-2003.

Robert B. Scherer                         8 years     President of The Rockridge             36       Director, Title Reinsurance
c/o 120 N. LaSalle Street, 25th Floor                 Group, Ltd., (title insurance                   Company (insurance for title
Chicago, IL 60602                                     industry consulting services)                   agents).
Age: 65                                               since 1994.
Trustee

Nathan Shapiro                            13 years    President of SF Investments,           36       Director, Baldwin & Lyons,
c/o 120 N. LaSalle Street, 25th Floor                 Inc. (broker/dealer and                         Inc. (property and casualty
Chicago, IL 60602                                     investment banking firm) since                  insurance firm).
Age: 71                                               1971.
Trustee

Denis Springer                            8 years     Retired. Senior Vice President         36       Director, Coleman Cable, Inc.
c/o 120 N. LaSalle Street, 25th Floor                 and Chief Financial Officer of                  (cable manufacturer).
Chicago, IL 60602                                     Burlington Northern Santa Fe
Age: 61                                               Corp. (railroad), 1995-1999.
Trustee


                                                                            | 27

Aston Funds
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

--------------------------------------------------------------------------------

                                                                                         NUMBER OF
                                          TERM OF                                      PORTFOLIOS IN
                                       OFFICE(1) AND                                    FUND COMPLEX        OTHER TRUSTEESHIPS/
       NAME, ADDRESS, AGE AND            LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY            DIRECTORSHIPS
       POSITION(S) WITH TRUST           TIME SERVED        DURING PAST FIVE YEARS         TRUSTEE            HELD BY TRUSTEE (2)
-------------------------------------  -------------  -------------------------------  -------------  ------------------------------
INTERESTED TRUSTEE (3)
----------------------
Stuart D. Bilton, CFA                     13 years    Chief Executive Officer, Aston         36       Director, Baldwin & Lyons,
c/o 120 N. LaSalle Street, 25th Floor                 Asset Management LLC, since                     Inc. (property and casualty
Chicago, IL 60602                                     2006; Vice Chairman of ABN AMRO                 insurance firm).
Age: 61                                               Asset Management Holdings, Inc.
Chairman, Board of Trustees                           2003-2006; President and Chief
                                                      Executive Officer of ABN AMRO
                                                      Asset Management Holdings, Inc.
                                                      from 2001-2003; President of
                                                      Alleghany Asset Management,
                                                      Inc. from 1996-2001 (purchased
                                                      by ABN AMRO in February 2001).

OFFICERS WHO ARE NOT TRUSTEES
-----------------------------
Kenneth C. Anderson                       13 years    President, Aston Asset                N/A                  N/A
c/o 120 N. LaSalle Street, 25th Floor                 Management LLC, since 2006;
Chicago, IL 60602                                     President and Chief Executive
Age: 43                                               Officer of ABN AMRO Investment
President (Chief Executive Officer)                   Fund Services, Inc. (formerly
                                                      known as Alleghany Investment
                                                      Services, Inc.) 1995-2006;
                                                      Executive Vice President of ABN
                                                      AMRO Asset Management (USA) LLC
                                                      2001-2005; Director, ABN AMRO
                                                      Trust Services Company,
                                                      2001-2005; Director, TAMRO
                                                      Capital Partners LLC and
                                                      Veredus Asset Management LLC
                                                      2001-2006; Officer of the Trust
                                                      since 1993; CPA.

Gerald F. Dillenburg                      10 years    Chief Compliance Officer and          N/A                  N/A
c/o 120 N. LaSalle Street, 25th Floor                 Chief Financial Officer, Aston
Chicago, IL 60602                                     Asset Management LLC, since
Age: 40                                               2006; Chief Senior Managing
Senior Vice President, Secretary                      Director ("SMD") of ABN AMRO
and Treasurer (Chief Financial                        Investment Fund Services, Inc.
Officer, Chief Operating Officer and                  (formerly known as Alleghany
Chief Compliance Officer)                             Investment Services, Inc.)
                                                      1996-2006; SMD of ABN AMRO
                                                      Asset Management Holdings, Inc.
                                                      and ABN AMRO Asset Management,
                                                      Inc. (formerly known as Chicago
                                                      Capital Management, Inc.)
                                                      2001-2006; Operations manager
                                                      and compliance officer of ABN
                                                      AMRO mutual funds 1996-2006;
                                                      CPA.


| 28

Aston Funds
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

--------------------------------------------------------------------------------

                                                                                         NUMBER OF
                                          TERM OF                                      PORTFOLIOS IN
                                       OFFICE(1) AND                                    FUND COMPLEX        OTHER TRUSTEESHIPS/
       NAME, ADDRESS, AGE AND            LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY            DIRECTORSHIPS
       POSITION(S) WITH TRUST           TIME SERVED        DURING PAST FIVE YEARS         TRUSTEE            HELD BY TRUSTEE (2)
-------------------------------------  -------------  -------------------------------  -------------  ------------------------------
OFFICER(S) WHO ARE NOT TRUSTEES
-------------------------------
William Long                              5 years     Vice President of Montag &            N/A                  N/A
c/o 120 N. LaSalle Street, 25th Floor                 Caldwell, Inc., since 2000;
Chicago, IL 60602                                     former Vice President and
Age: 46                                               Director of Sales for First
Vice President                                        Capital Group, First Union
                                                      National Bank, 1996-2000.

----------
(1) Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees, (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.

(2) Each Trustee also serves as a Trustee for ABN AMRO Structured Investment Funds, a newly formed registered investment company, which will have two initial series. The registration statement of the new trust is not effective and the trust was not operational as of the date of this report. Mr. Bilton also serves as the Sole Trustee of the ABN AMRO Variable Insurance Trust, a new trust whose registration statement is not effective and was not operational as of the date of this report.

(3) "Interested person" of the Trust as defined in the 1940 Act. Mr. Bilton is considered an "interested persons" because of affiliations with Aston Asset Management LLC and related entities, which act as the Funds' Investment Adviser, except for the ABN AMRO Investor Money Market Fund.


                                                                            | 29

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

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

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

Aston Funds

ADVISERS

Aston Asset Management LLC
120 N. LaSalle Street, 25th Floor
Chicago, IL 60602

ABN AMRO Asset Management, Inc.
135 S. LaSalle Street, Suite 2300
Chicago, IL 60601

SUB-ADVISERS

ABN AMRO Asset Management, Inc.
135 S. LaSalle Street, Suite 2300
Chicago, IL 60601

McDonnell Investment Management LLC
1515 West 22nd Street, 11th Floor
Oak Brook, IL 60523

MFS Institutional Advisors, Inc.
500 Boylston Street
Boston, MA 02116

Montag & Caldwell, Inc.
3455 Peachtree Road, NE, Suite 1200
Atlanta, GA 30326

Neptune Investment Management Limited
1 Hammersmith Grove
London, W60NB

Optimum Investment Advisors, LLC
100 South Wacker Drive, Suite 2100
Chicago, IL 60606

Resolution Investment Services Limited
Resolution House
50 Bothwell Street
Glasgow, Scotland 626HX

River Road Asset Management, LLC
Meidinger Tower, Suite 1600
462 South Fourth Street
Louisville, KY 40202

TAMRO Capital Partners LLC
1660 Duke St.
Alexandria, VA 22314

Taplin, Canida & Habacht, Inc.
1001 Brickell Bay Drive, Suite 2100
Miami, FL 33131

Veredus Asset Management LLC
One Paragon Centre
6060 Dutchmans Lane, Suite 320
Louisville, KY 40205

SHAREHOLDER SERVICES

Aston Funds
P.O. Box 9765
Providence, RI 02940

DISTRIBUTOR

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

OFFICERS

Kenneth C. Anderson, President and
   Chief Executive Officer
Gerald F. Dillenburg, Senior Vice President,
   Secretary and Treasurer, Chief Financial
   Officer, Chief Operating Officer
   and Chief Compliance Officer
William Long, Vice President
Juli A. Braun, Assistant Secretary
Laura M. Curylo, Assistant Treasurer
Marc J. Peirce, Assistant Secretary
Joseph W. Wheeler, Assistant Treasurer

CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

LEGAL COUNSEL

Vedder, Price, P.C.
222 N. LaSalle Street
Chicago, IL 60601

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Sears Tower
233 S. Wacker Drive
Chicago, IL 60606

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 800 992 8151.

Aston Funds

--------------------------------------------------------------------------------

Dear Fellow Shareholder:

As we write this letter to you, we reflect on what has been a busy and very productive 12-month period for the Aston Funds. In our inaugural year operating as the Aston Funds, we continued to build on our existing relationships with our proven group of subadvisers. In order to best serve shareholders and expand our offerings, we also formed new relationships with some of the most talented investment managers in the business. Whether a long-standing partner or new addition to our fund family, each of our subadvisers is a best-of-breed, institutional money manager that pursues a disciplined, process-driven management style.

Building a family of mutual funds that provides our shareholders with broad access to institutional-quality investing was one of our key initiatives over the past year. To that end, we introduced a large cap fund, several international and global funds, and significantly expanded our mid-cap equity offerings. They are:

o     Aston/Optimum Large Cap Opportunity Fund

o     Aston/River Road Small-Mid Cap Fund

o     Aston/Neptune International Fund

o     Aston/ABN AMRO Global Real Estate Fund

o     Aston/Resolution Global Equity Fund

o     Aston/Barings International Fund

o     Aston/SGA International Small-Mid Cap Fund

o     Aston/Montag & Caldwell Mid Cap Growth Fund

o     Aston/ClariVest Mid Cap Growth Fund

o     Aston/Cardinal Mid Cap Value Fund

The past year also proved to be an eventful one for the global financial markets. U.S. equities got off to a strong start amid falling energy prices, upbeat economic data and solid corporate earnings. But U.S. stocks came under pressure in the summer in response to rising energy prices and a precipitous decline in subprime mortgage prices, which spread across the credit markets resulting in a liquidity crisis and a flight from riskier assets. The Federal Reserve has attempted to ameliorate the impact of the crisis by injecting liquidity into the financial system and cutting short-term interest rates. As a group, foreign stocks had higher returns for U.S. investors than domestic equities, thanks to a weak U.S. dollar, generally robust economic growth overseas and relatively high corporate profitability worldwide. Investment-grade bonds posted positive returns, although they too experienced their share of volatility. Early in the year, bonds performed well as investors anticipated a possible rate cut in early 2007. But from late spring on, the growing subprime crisis and resultant credit contagion put severe pressure on most bond sectors, with the exception of U.S. Treasuries.

We are pleased to submit to you the annual report for the Aston Funds. We appreciate your investment with Aston Funds and we send our best wishes for a profitable and productive 2008.

Sincerely,

/s/ Kenneth C. Anderson

Kenneth C. Anderson
President
Aston Funds

BEFORE INVESTING, CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. CONTACT (800) 992-8151 FOR A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION. READ IT CAREFULLY.

--------------------------------------------------------------------------------

Aston Funds

TABLE OF CONTENTS

Portfolio Manager Commentary .............................................     2
Schedule of Investments ..................................................     3
Statement of Assets and Liabilities ......................................     5
Statement of Operations ..................................................     6
Statements of Changes in Net Assets ......................................     7
Financial Highlights .....................................................     8
Notes to Financial Statements ............................................     9
Report of Independent Registered
   Public Accounting Firm ................................................    12
Additional Information ...................................................    13

INSTITUTIONAL MONEY MARKET FUND

ABN AMRO Institutional Prime Money Market Fund

  THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE
 FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES
     DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER
                                  INFORMATION.

ASTON FUNDS ARE DISTRIBUTED BY PFPC DISTRIBUTORS, INC., 760 MOORE ROAD, KING OF
                               PRUSSIA, PA 19406.

             SHAREHOLDER SERVICES 800 992-8151 o WWW.ASTONFUNDS.COM

              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE


                                                                             | 1

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2007

--------------------------------------------------------------------------------

                                                           William Anderson, CFA

Q.    How did the Fund perform?

A. For the 12-month period that ended October 31, 2007, ABN AMRO Institutional Prime Money Market Fund Class Y Shares produced a one year return of 5.33%, Class YS produced a one year return of 5.07%. In comparison, the Fund's benchmark, the iMoneyNet First Tier Institutional Average returned 5.12% for the same period.

Q.    What was the investment environment like during the 12-month period?

A. The period began amid a relatively benign interest rate environment as the Federal Reserve had just completed a string of 17 consecutive interest rate hikes and was pausing to observe the data and ascertain the strength of the economy and the rate of inflation. As 2007 unfolded, fixed-income securities came under pressure because ongoing global economic strength provided little reason for the Fed to cut rates as many investors had anticipated. By spring, the economy had weathered an early surge in subprime mortgage delinquencies without sustaining any significant damage, pushing the prospects for interest rate cuts even further off in the future. As we entered the summer, the credit markets came under further pressure as some very strong GDP numbers bolstered the economic outlook and revived concerns of inflation. Optimism spread and stock values surged.

      It was, in fact, the lull before the storm. In early August, new reports of rising mortgage delinquencies and defaults, notably in the risky subprime sector, alarmed investors, and roiled the fixed income markets. Investors fled to the safety of Treasuries, shunning any hint of subprime risk and even avoiding corporate credits, causing a liquidity crunch for many issuers. With markets in paralysis, the Fed cut its federal funds rate and discount rates by 50 and 100 basis points, respectively, in order to add liquidity, lubricate the credit markets, and help out homeowners with adjustable mortgage payments. Liquidity improved, but credit spreads remained wide and banks took asset write-downs that fanned investor fears. The Fed cut rates again in October to buy insurance against a housing-led recession. In a period of such turbulence, conservative money market funds became the natural beneficiary of a global flight to quality.

Q.    What was your strategy?

A. We stuck to our investing discipline. Our preference for proven security types served us well by protecting liquidity and performance throughout the period, but particularly so during the second half. The Fund held no sub-prime, mortgage-backed or extendible securities. In addition, we have not owned paper, issued by Collateralized Debt Obligations (CDOs), Structured Investment Vehicles (SIVs) or by mortgage warehouse conduits. We feel the types of traditional, high-quality assets owned by the Fund are the natural choice for safety during a time of market turbulence. Our comparatively short weighted-average maturity also proved beneficial during the volatile summer months.

Q.    What's your outlook?

A. After cutting rates on October 31, the Fed pronounced the risks of inflation to be in balance with the risk of economic slowdown, suggesting that further rate cuts would not be needed. While conditions have improved, we think that continued asset quality concerns are warranted and that market nervousness will persist. We see a bias toward lower rates as the housing downturn runs its course. We strive to position the fund appropriately to perform in a range of economic, interest rate and market environments.

--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------
                                                      7-Day Average Yield
                                                      -------------------
Class Y Shares                                               4.90%
Class YS Shares                                              4.65%
--------------------------------------------------------------------------------

THE 7-DAY YIELD MORE CLOSELY REFLECTS THE FUND'S CURRENT EARNINGS THAN THE TOTAL RETURN QUOTATION.

RETURNS FOR PERIOD ENDED 10/31/07

Average Annual Total Returns - Class Y

--------------------------------------------------------------------------------
                                                    One    Five     Since
                                                    Year   Year   Inception^

Fund                                                5.33%  3.01%    3.43%
iMoneyNet*                                          5.12%  2.79%    3.22%
Lipper**                                            5.32%  2.99%    3.44%
--------------------------------------------------------------------------------
Inception Date 12/28/99

*     IMONEYNET FIRST TIER INSTITUTIONAL AVERAGE

**    LIPPER INSTITUTIONAL MONEY MARKET FUNDS INDEX

^     INDEX RETURNS COMPUTED FROM 12/31/99

Average Annual Total Returns - Class YS

--------------------------------------------------------------------------------
                                                    One    Five     Since
                                                    Year   Year   Inception^

Fund                                                5.07%  2.75%    3.01%
iMoneyNet*                                          5.12%  2.79%    3.05%
Lipper**                                            5.32%  2.99%    3.26%
--------------------------------------------------------------------------------

Inception Date 06/29/00

*     IMONEYNET FIRST TIER INSTITUTIONAL AVERAGE

**    LIPPER INSTITUTIONAL MONEY MARKET FUNDS INDEX

^     INDEX RETURNS COMPUTED FROM 6/30/2000

INDEXES  ARE  UNMANAGED  AND DO NOT TAKE INTO  ACCOUNT  FEES,  EXPENSES OR OTHER
COSTS.

RETURNS SHOWN IN THE TABLE DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE SALE OF THE FUND SHARES.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEB-SITE AT WWW.ASTONFUNDS.COM.

--------------------------------------------------------------------------------


| 2

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND                  OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

COMMERCIAL PAPER                                                            46%

TIME DEPOSITS                                                               20%

REPURCHASE AGREEMENTS                                                       18%

INSURANCE FUNDING AGREEMENTS                                                 7%

CERTIFICATES OF DEPOSIT                                                      5%

CASH AND OTHER NET ASSETS                                                    4%

% OF TOTAL NET ASSETS
                                                                   AMORTIZED
 PAR VALUE                                                           COST
------------                                                   ----------------
COMMERCIAL PAPER (a) - 45.80%
               ASSET-BACKED - 45.80%
$ 25,000,000   Atlantic Asset Securitization
                  5.100%, 11/08/07 (b) .....................   $     24,975,208
  40,456,000   Atlantic Asset Securitization
                  5.030%, 12/17/07 (b) .....................         40,195,980
  25,075,000   Barton Capital
                  5.170%, 11/02/07 (b) .....................         25,071,399
  25,000,000   Barton Capital
                  5.130%, 11/05/07 (b) .....................         24,985,750
  30,000,000   CRC Funding
                  4.740%, 12/10/07 (b) .....................         29,845,950
  25,000,000   Eureka Securitization
                  4.950%, 12/03/07 (b) .....................         24,890,000
  50,000,000   Eureka Securitization
                  4.950%, 12/05/07 (b) .....................         49,766,250
  25,000,000   Fcar Owner Trust
                  5.150%, 11/05/07 .........................         24,985,694
  21,566,000   Fcar Owner Trust II
                  5.180%, 12/12/07 .........................         21,438,773
  25,000,000   Fountain Square Commercial Funding
                  5.180%, 11/07/07 (b) .....................         24,978,417
  25,000,000   Fountain Square Commercial Funding
                  5.150%, 11/20/07 (b) .....................         24,932,049
  23,000,000   Fountain Square Commercial Funding
                  5.100%, 12/05/07 (b) .....................         22,889,217
  25,000,000   Fountain Square Commercial Funding
                  5.150%, 12/05/07 (b) .....................         24,878,403
  21,428,000   Gemini Securitization
                  5.180%, 11/02/07 (b) .....................         21,424,917
  15,000,000   Gemini Securitization
                  5.180%, 11/08/07 (b) .....................         14,984,892
  24,500,000   Gemini Securitization
                  5.080%, 11/19/07 (b) .....................         24,437,770
  25,000,000   Gemini Securitization
                  5.080%, 12/18/07 (b) .....................         24,834,194
  75,000,000   Jupiter Securitization
                  4.650%, 11/16/07 (b) .....................         74,854,687

                                                                   AMORTIZED
 PAR VALUE                                                           COST
------------                                                   ----------------
COMMERCIAL PAPER (a) - CONTINUED
$ 50,000,000   Mont Blanc Capital
                  4.900%, 11/26/07 (b) .....................   $     49,829,861
  52,760,000   New Center Asset Trust
                  5.160%, 12/17/07 .........................         52,412,136
  25,000,000   New Center Asset Trust
                  5.060%, 12/18/07 .........................         24,834,847
  25,000,000   New Center Asset Trust
                  5.050%, 12/27/07 .........................         24,803,611
  20,000,000   Old Line Funding
                  5.100%, 11/01/07 (b) .....................         20,000,000
  25,000,000   Old Line Funding
                  4.850%, 11/20/07 (b) .....................         24,936,007
  35,000,000   Old Line Funding
                  5.040%, 12/14/07 (b) .....................         34,789,300
  55,650,000   Ranger Funding
                  4.780%, 11/26/07 (b) .....................         55,465,273
                                                               ----------------
                                                                    811,440,585
                                                               ----------------
               TOTAL COMMERCIAL PAPER
                  (Cost $811,440,585) ......................        811,440,585
                                                               ----------------
CERTIFICATES OF DEPOSIT - 5.08%
  20,000,000   Deutsche Bank (NY)
                  4.630%, 03/07/08 (c) .....................         20,000,000
  50,000,000   Natixis
                  4.660%, 02/08/08 (c) .....................         50,000,000
  20,000,000   Natixis
                  4.650%, 03/05/08 (c) .....................         20,000,000
                                                               ----------------
               TOTAL CERTIFICATES OF DEPOSIT
                  (Cost $90,000,000) .......................         90,000,000
                                                               ----------------

TIME DEPOSITS - 19.93%
  80,000,000   BB&T Branch Banking Trust
                  4.530%, 11/01/07 .........................         80,000,000
  80,000,000   Chase Bank
                  4.500%, 11/01/07 .........................         80,000,000
  68,000,000   Marshall & Ilsley Bank
                  4.500%, 11/01/07 .........................         68,000,000
  80,000,000   National City Bank
                  4.625%, 11/01/07 .........................         80,000,000
  45,000,000   Wells Fargo Bank
                  4.500%, 11/01/07 .........................         45,000,000
                                                               ----------------
               TOTAL TIME DEPOSITS
                  (Cost $353,000,000) ......................        353,000,000
                                                               ----------------

INSURANCE FUNDING AGREEMENTS (d) - 6.77%
  30,000,000   Hartford Life Insurance
                  5.228%, 04/01/08
                  Reset Date: 11/01/07 .....................         30,000,000
  55,000,000   ING USA Annuity & Life Insurance
                  5.218%, 05/01/08
                  Reset Date: 11/01/07 .....................         55,000,000
  10,000,000   Metropolitan Life Insurance
                  5.321%, 04/18/08
                  Reset Date: 01/02/08 .....................         10,000,000
  25,000,000   Metropolitan Life Insurance
                  5.436%, 02/22/08
                  Reset Date: 11/01/07 .....................         25,000,000
                                                               ----------------
               TOTAL INSURANCE FUNDING AGREEMENTS
                  (Cost $120,000,000) ......................        120,000,000
                                                               ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                             | 3

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND                  OCTOBER 31, 2007

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                    MARKET
 PAR VALUE                                                          VALUE
------------                                                   ----------------
REPURCHASE AGREEMENTS - 17.78%
$ 80,000,000   Bank of America Securities, 5.038%,
                  dated 10/31/07, maturing 11/01/07,
                  repurchase price $80,011,194
                  (collateralized by corporate bond
                  securities with interest rates from
                  5.800% to 10.098% and maturities
                  of 2008 to 2037, total market
                  value $81,600,001) .......................   $     80,000,000
  80,000,000   Citigroup Global Markets, 5.018%,
                  dated 10/31/07, maturing 11/01/07,
                  repurchase price $80,011,150
                  (collateralized by a corporate
                  bond security with an interest
                  rate of 6.625% and a maturity
                  of 2012, total market value
                  $84,000,000) .............................         80,000,000
  75,000,000   Goldman Sachs, 4.978%, dated
                  10/31/07, maturing 11/01/07,
                  repurchase price $75,010,370
                  (collateralized by zero coupon
                  corporate bond securities with
                  maturities of 2037 to 2047,
                  total market value
                  $76,500,000) .............................         75,000,000
  80,000,000   Lehman Brothers, 5.038%, dated
                  10/31/07, maturing 11/01/07,
                  repurchase price $80,011,194
                  (collateralized by equity securities,
                  total market value $84,936,099) ..........         80,000,000
                                                               ----------------
               TOTAL REPURCHASE AGREEMENTS
                  (Cost $315,000,000) ......................        315,000,000
                                                               ----------------

                                                                    MARKET
   SHARES                                                            VALUE
------------                                                   ----------------
INVESTMENT COMPANIES - 8.99%
  79,960,637   AIM STIT Liquid Assets Portfolio ............   $     79,960,637
  79,317,060   BlackRock Liquidity Funds
                  TempFundPortfolio ........................         79,317,060
                                                               ----------------
               TOTAL INVESTMENT COMPANIES
                  (Cost $159,277,697) ......................        159,277,697
                                                               ----------------
TOTAL INVESTMENTS - 104.35%
   (Cost $1,848,718,282)* .................................       1,848,718,282
                                                               ----------------
NET OTHER ASSETS AND LIABILITIES - (4.35)% .................        (77,104,569)
                                                               ----------------
NET ASSETS - 100.00% .......................................   $  1,771,613,713
                                                               ================

----------
  * At October 31, 2007, cost is identical for book and Federal income tax purposes.

(a)   Annualized yield at the time of purchase.

(b) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2007, these securities amounted to $662,965,524 or 37.42% of net assets. These securities have been determined by the Adviser to be liquid securities.

(c) Variable rate bonds. The interest rates shown reflect the rates in effect at October 31, 2007.

(d) Variable rate instruments. The rates shown reflect the rates in effect on October 31, 2007. These securities have been deemed by the Adviser to be illiquid securities because they are subject to a delayed settlement restriction of sixty days or more if redeemed prior to maturity. At October 31, 2007, these securities amounted to $120,000,000 or 6.77% of net assets.

(NY)  New York
STIT  Short-Term Investments Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 4

Aston Funds
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                                                                             ABN AMRO
                                                                                       INSTITUTIONAL PRIME
                                                                                           MONEY MARKET
                                                                                              FUND
                                                                                       -------------------
ASSETS:
Investments:
      Investments at amortized cost ................................................   $     1,533,718,282
      Repurchase agreements at cost ................................................           315,000,000
                                                                                       -------------------
         Total investments at value ................................................         1,848,718,282
Receivables:
      Dividends and interest .......................................................             5,171,626
Other assets .......................................................................                16,468
                                                                                       -------------------
         Total assets ..............................................................         1,853,906,376
                                                                                       -------------------
LIABILITIES:
Payables:
      Dividend distribution ........................................................             7,042,603
      Investments and foreign currency purchased ...................................            74,854,688
      Fund shares redeemed .........................................................                23,250
      Due to Adviser, net (Note E) .................................................               181,502
      Administration fees (Note E) .................................................                79,560
      Custodian fees ...............................................................                31,716
      Reports to shareholders expense ..............................................                 2,814
      Shareholder service fees (Note E) ............................................                 2,250
      Trustees fees and related expenses (Note E) ..................................                32,650
Accrued expenses and other payables ................................................                41,630
                                                                                       -------------------
         Total liabilities .........................................................            82,292,663
                                                                                       -------------------
NET ASSETS .........................................................................   $     1,771,613,713
                                                                                       ===================

NET ASSETS CONSIST OF:
   Paid in capital .................................................................   $     1,771,610,637
   Accumulated undistributed net investment income .................................                     2
   Accumulated net realized gain on investments ....................................                 3,074
                                                                                       -------------------
TOTAL NET ASSETS ...................................................................   $     1,771,613,713
                                                                                       ===================
CLASS Y:
   Net Assets ......................................................................   $     1,764,005,848
   Shares of beneficial interest outstanding (unlimited authorization) .............         1,764,002,044
      NET ASSET VALUE Offering and redemption price per share
      (Net Assets/Shares Outstanding) ..............................................   $              1.00
                                                                                       ===================
CLASS YS:
   Net Assets ......................................................................   $         7,607,865
   Shares of beneficial interest outstanding (unlimited authorization) .............             7,613,362
      NET ASSET VALUE Offering and redemption price per share
      (Net Assets/Shares Outstanding) ..............................................   $              1.00
                                                                                       ===================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                             | 5

Aston Funds
--------------------------------------------------------------------------------

FOR THE YEAR ENDED OCTOBER 31, 2007

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                                                                                             ABN AMRO
                                                                                       INSTITUTIONAL PRIME
                                                                                           MONEY MARKET
                                                                                               FUND
                                                                                       -------------------
INVESTMENT INCOME:
   Dividends .......................................................................   $         2,598,389
   Interest ........................................................................           124,002,779
                                                                                       -------------------
      Total investment income ......................................................           126,601,168
                                                                                       -------------------
EXPENSES:
   Investment advisory fees (Note E) ...............................................             2,347,423
   Shareholder service fees(a) (Note E) ............................................                33,554
   Transfer agent fees .............................................................                37,454
   Administration fees (Note E) ....................................................             1,198,169
   Registration expenses ...........................................................                80,160
   Custodian fees ..................................................................               124,977
   Audit and tax fees ..............................................................                31,496
   Legal fees ......................................................................                98,597
   Reports to shareholder expense ..................................................                41,353
   Trustees fees and related expenses (Note E) .....................................               119,101
   Other expenses ..................................................................               264,018
                                                                                       -------------------
      Total expenses before waivers/reimbursements .................................             4,376,302
                                                                                       -------------------
      Net expenses .................................................................             4,376,302
                                                                                       -------------------

NET INVESTMENT INCOME ..............................................................           122,224,866
                                                                                       -------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments ................................................                 3,478
                                                                                       -------------------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .................................                 3,478
                                                                                       -------------------

   NET INCREASE IN NET ASSETS FROM OPERATIONS ......................................   $       122,228,344
                                                                                       ===================

----------
(a) Fees are incurred at the Class YS level.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 6

Aston Funds
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                         ABN AMRO
                                                                           INSTITUTIONAL PRIME MONEY MARKET FUND
                                                                         ----------------------------------------
                                                                                   YEARS ENDED OCTOBER 31,
                                                                                2007                  2006
                                                                         ------------------    ------------------
NET ASSETS AT BEGINNING OF YEAR ......................................   $    2,488,864,440    $    2,445,801,335
                                                                         ------------------    ------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income .............................................          122,224,866           115,960,238
   Net realized gain (loss) on investments sold ......................                3,478                   (14)
                                                                         ------------------    ------------------
      Net increase in net assets from operations .....................          122,228,344           115,960,224
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class Y ........................................................         (121,559,382)         (114,557,861)
      Class YS .......................................................             (665,482)           (1,402,377)
                                                                         ------------------    ------------------
         Total distributions .........................................         (122,224,864)         (115,960,238)
                                                                         ------------------    ------------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class Y ........................................................       15,941,245,337        13,195,704,030
      Class YS .......................................................           10,745,072           100,816,010
   Proceeds from reinvestment of distributions:
      Class Y ........................................................           24,554,931            19,915,535
      Class YS .......................................................              580,821               566,436
   Cost of shares redeemed:
      Class Y ........................................................      (16,673,404,935)      (13,152,707,569)
      Class YS .......................................................          (20,975,433)         (121,231,323)
                                                                         ------------------    ------------------
         Net increase (decrease) from capital share transactions .....         (717,254,207)           43,063,119
                                                                         ------------------    ------------------
         Total increase (decrease) in net assets .....................         (717,250,727)           43,063,105
                                                                         ------------------    ------------------
NET ASSETS AT END OF YEAR (INCLUDING LINE A) .........................   $    1,771,613,713    $    2,488,864,440
                                                                         ==================    ==================
      (A) Undistributed net investment income ........................   $                2    $               --
                                                                         ==================    ==================
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Class Y
      Sold ...........................................................       15,941,245,337        13,195,704,030
      Proceeds from reinvestment of distributions ....................           24,554,931            19,915,535
      Redeemed .......................................................      (16,673,404,936)      (13,152,707,569)
   Class YS
      Sold ...........................................................           10,745,072           100,816,010
      Proceeds from reinvestment of distributions ....................              580,821               566,435
      Redeemed .......................................................          (20,975,433)         (121,231,323)
                                                                         ------------------    ------------------
         Net increase (decrease) in shares outstanding ...............         (717,254,208)           43,063,118
                                                                         ==================    ==================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                             | 7

Aston Funds
--------------------------------------------------------------------------------

ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND                  OCTOBER 31, 2007

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
CLASS Y

                                                                   YEAR          YEAR          YEAR          YEAR          YEAR
                                                                  ENDED         ENDED         ENDED         ENDED         ENDED
                                                                 10/31/07      10/31/06      10/31/05      10/31/04      10/31/03
                                                               -----------   -----------   -----------   -----------   -----------
Net Asset Value, Beginning of Year .........................   $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
                                                               -----------   -----------   -----------   -----------   -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ................................          0.05          0.05          0.03          0.01          0.01
                                                               -----------   -----------   -----------   -----------   -----------
      Less distributions from net investment income ........         (0.05)        (0.05)        (0.03)        (0.01)        (0.01)
                                                               -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Year ...............................   $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
                                                               ===========   ===========   ===========   ===========   ===========
TOTAL RETURN ...............................................          5.33%         4.80%         2.79%         1.07%         1.14%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ......................   $ 1,764,006   $ 2,471,607   $ 2,408,695   $ 2,159,527   $ 2,035,709
         Ratios of expenses to average net assets ..........          0.19%         0.18%         0.18%         0.19%         0.18%
         Ratios of net investment income to average net
            assets .........................................          5.21%         4.67%         2.75%         1.06%         1.13%

--------------------------------------------------------------------------------
CLASS YS

                                                                   YEAR          YEAR          YEAR          YEAR          YEAR
                                                                  ENDED         ENDED         ENDED         ENDED         ENDED
                                                                 10/31/07      10/31/06      10/31/05      10/31/04      10/31/03
                                                               -----------   -----------   -----------   -----------   -----------
Net Asset Value, Beginning of Year .........................   $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
                                                               -----------   -----------   -----------   -----------   -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ................................          0.05          0.04          0.03          0.01          0.01
                                                               -----------   -----------   -----------   -----------   -----------
      Less distributions from net investment income ........         (0.05)        (0.04)        (0.03)        (0.01)        (0.01)
                                                               -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Year ...............................   $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
                                                               ===========   ===========   ===========   ===========   ===========
TOTAL RETURN ...............................................          5.07%         4.54%         2.53%         0.82%         0.88%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ......................   $     7,608   $    17,258   $    37,107   $    51,239   $    61,898
         Ratios of expenses to average net assets ..........          0.44%         0.43%         0.43%         0.44%         0.43%
         Ratios of net investment income to average net
            assets .........................................          4.96%         4.42%         2.50%         0.81%         0.88%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 8

Aston Funds
--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE (A) FUND ORGANIZATION: Aston Funds (the "Trust"), formerly known as ABN AMRO Funds, was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and operates as an open-end management investment company that is comprised of 36 separate portfolios that have been established by the Board of Trustees as of October 31, 2007. One Portfolio of the Trust is included in these financial statements: ABN AMRO Institutional Prime Money Market Fund (the "Fund").

On November 30, 2006, pursuant to the closing of an asset purchase agreement between ABN AMRO Asset Management, Inc. ("AAAM") and its affiliates ("ABN AMRO"), Highbury Financial Inc. ("Highbury") and Aston Asset Management LLC ("Aston") ("the Purchase Agreement"), ABN AMRO sold substantially all of its assets related to their U.S. mutual fund and separately managed account business to Highbury and Aston (the "Transaction"). Aston is a majority owned subsidiary of Highbury. AAAM continues to serve as investment adviser to the Fund and the other money market funds of the Trust and Aston serves as administrator. Aston serves as investment advisor to all other funds of the Trust.

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles.

(1) SECURITY VALUATION: All securities, with the exception of investments in other funds, repurchase agreements and insurance funding agreements ("IFAs"), are valued at amortized cost, which approximates fair value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included as interest income. Investments in other funds are valued at the underlying fund's net asset value at the date of valuation. Repurchase agreements and IFAs are valued at cost. Interest accrued is captured in dividends and interest receivable.

(2) REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by ABN AMRO Asset Management, Inc. (the "Adviser") subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) U.S. GOVERNMENT AGENCY OBLIGATIONS: The Fund may invest in U.S. government agency obligations. These obligations of U.S. government-sponsored entities are not issued or guaranteed by the U.S. Treasury.

(4) INSURANCE FUNDING AGREEMENTS: The Fund may enter into insurance funding agreements. An insurance funding agreement is an agreement that requires the Fund to make cash contributions to a deposit fund of an insurance company's general account. The Insurance company then credits interest to the Fund for a set period. IFAs have put provisions that allow the owner of an IFA to receive back its investment in a specified number of days. The Fund may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Adviser. IFAs are not insured or backed by a government agency - they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, there normally is no active secondary market for IFAs. This means that it may be difficult to sell an IFA at an appropriate price and therefore IFAs normally are treated as illiquid securities.

(5) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is determined using the identified cost method.

(6) FEDERAL INCOME TAXES: The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute substantially all of its net taxable income.
Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2007, the Fund did not have any available realized capital losses to offset future net capital gains.


                                                                             | 9

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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

(7) MULTI-CLASS OPERATIONS: The Fund is authorized to issue two classes of shares, Class Y and Class YS. The classes are substantially the same except that Class YS bears shareholder service fees. Each class offered by the Fund has equal rights as to assets. Income, fund level and trust level expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated directly to the appropriate class.

(8) USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(9) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Trust enters into contracts on behalf of the Fund that contain a variety of provisions for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that are not known at this time. However, based on experience, the Fund believes the risk of loss is remote.

(10) ADDITIONAL ACCOUNTING STANDARDS: In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Fin 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its Semi-Annual report on April 30, 2008.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoption of FIN 48 and SFAS 157 will have on the Fund's financial statement disclosures, if any.

NOTE (C)  DIVIDENDS  FROM NET  INVESTMENT  INCOME AND  DISTRIBUTIONS  OF CAPITAL
GAINS: The Fund declares dividends daily from net investment income. The Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. Differences in dividends per share between classes of the Fund are due to different class expenses.

Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of permanent book and tax basis differences.

Distributions from net realized gains for book purposes may include short-term capital gains, which are classified as ordinary income for tax purposes. The tax character of ordinary income distributions paid during the years ended October 31, 2007 and 2006 was $123,423,732 and $114,304,989, respectively.

As of October 31, 2007, the most recent tax year end, the components of distributable earnings on a tax basis for the Fund were as follows:

                  CAPITAL LOSS      UNDISTRIBUTED
                   CARRYFOWARD     ORDINARY INCOME        TOTAL
                  ------------     ---------------     -----------
                      $ --           $ 7,045,679       $ 7,045,679

NOTE (D) SHARES OF BENEFICIAL INTEREST: The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value.

NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: The Adviser provides the Fund with investment advisory services. Under terms of the Fund's investment advisory agreement, fees are accrued daily and paid monthly, based on an annual rate of 0.10% of average daily net assets.

RECENT EVENT. The Adviser, AAAM, is an indirect subsidiary of ABN AMRO Holdings N.V. ("Holdings"). On October 10, 2007, a consortium comprised of The Royal Bank of Scotland Group plc, Banco Santander Central Hispano


| 10

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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

and Fortis N.V. announced the successful completion of a tender offer for substantially all of the shares of Holdings (the "Tender Offer"). The Tender Offer, which settled on October 17, 2007, was deemed to cause an "assignment" and automatic termination of the Fund's Investment Advisory Agreement with AAAM. The consortium has announced its intent to transfer the asset management business of Holdings to Fortis N.V., subject to the completion of due diligence and regulatory approvals. There is no assurance that the acquisition of Holdings will be consummated as contemplated.

On October 16, 2007, the Board of Trustees of Aston Funds voted to approve an Interim Investment Advisory Agreement with AAAM for the Fund (the "Interim Advisory Agreement") effective following automatic termination of the current agreement. The terms of the Interim Advisory Agreement are substantially the same as the prior agreement except for term and termination provisions. Shareholders of the Fund will receive additional information by proxy statement. The factors considered by the Board in approving the Interim Advisory Agreement are included in this Report under "Additional Information".

ABN AMRO Investment Fund Services, Inc. ("AAIFS") previously provided the Fund with various administrative services. On November 30, 2006, AAIFS, the Trust and Board of Trustees assigned the administration agreement between the Fund and AAIFS (the "Administration Agreement") to Aston in connection with the Transaction discussed under Note (A)-Fund Organization. Under terms of the Administration Agreement, administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and base fees are fixed at an annual rate of $12,000 per Fund. Administration expenses also include pricing agent fees and compliance related expenses. The administration fee arrangement is as follows:

                      ADMINISTRATION FEES
                         AT TRUST LEVEL       ANNUAL RATE
                      -------------------     -----------
                       First $7.4 billion       0.0490%
                       Over $7.4 billion        0.0465%

PFPC Inc. ("PFPC") provides certain administrative services to the Funds pursuant to a Sub-Administration and Accounting Services Agreement between AAIFS and PFPC (the "Sub-Administration Agreement"). On November 30, 2006, the Sub-Administration Agreement was assigned from AAIFS to Aston. Under the terms of the Sub-Administration Agreement, sub-administration fees are accrued daily and paid monthly at a rate of 0.022% of average daily net assets of the Trust and a base fee at an annual rate of $12,000 per Fund.

Prior to December 1, 2006, ABN AMRO Distribution Services (USA) Inc. served as principal underwriter and distributor of the Fund's shares under the same fee structure described below. As of December 1, 2006, PFPC Distributors, Inc. (the "Distributor") serves as principal underwriter and distributor of the Fund's shares. Pursuant to a shareholder servicing plan (the "Plan") adopted by the Fund, the Distributor is paid a fee of up to 0.25% of the average daily net assets of the Class YS shares for its efforts in maintaining client accounts, arranging bank wires, responding to client inquiries concerning services provided on investments and assisting clients in purchase, redemption and exchange transactions, and changing their dividend options, account designations and addresses.

The Trust does not compensate its officers or interested Trustees who are affiliated with the Adviser. The Trust pays each non-interested Trustee $5,000 per Board of Trustees meeting attended and an annual retainer of $25,000, and also reimburses the Trustees for out-of-pocket expenses. In addition, the Trust pays each member of the Nominating and Governance Committee a $2,000 annual retainer and each member of the Audit Committee a $2,500 annual retainer. The Chairman of the Audit Committee receives an additional $10,000 per year, the Chairman of the Nominating and Governance Committee receives an additional $2,500 per year, and the Lead Independent Trustee receives an additional $20,000 per year.

NOTE (F) CREDIT AGREEMENT: The Credit Agreement with The Bank of Nova Scotia, amended March 16, 2007, provides the Trust with a revolving credit facility up to $50 million. The facility is shared by most series of the Trust, including this Fund, and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The annual facility fee is 0.11% of the commitment amount of the facility in addition to an annual administration fee of $37,500 and reasonable legal expenses incurred in connection with the preparation of any amendments. The interest rate on outstanding loans is equivalent to the Federal Funds Rate or LIBOR (London InterBank Offered Rate), as applicable, plus 0.625%. Borrowings must be repaid within 60 days. During the year ended October 31, 2007, the Fund made no borrowings on the line of credit.


                                                                            | 11

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Aston Funds (formerly ABN AMRO Funds)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the ABN AMRO Institutional Prime Money Market Fund (the "Fund") (one of the portfolios comprising Aston Funds (formerly ABN AMRO Funds (the "Trust")) as of October 31, 2007, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of October 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ABN AMRO Institutional Prime Money Market Fund at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                               /s/ Ernst & Young LLP

Chicago, Illinois
December 20, 2007


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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

ADDITIONAL INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

FORM N-Q: The Trust files complete schedules of portfolio holdings for the Fund with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 202 942-8090.

PROXY VOTING: Aston Funds' Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, which is available (i) upon request, without charge, by calling 800 992-8151; (ii) on Aston Funds' Web site at www.aston-funds.com; and (iii) on the SEC's Web site at www.sec.gov. Aston Funds' Proxy Voting Record for the most recent twelve-month period ended June 30 is available without charge (i) on the Funds' Web site at www.astonfunds.com; and (ii) on the SEC's Web site at www.sec.gov.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE INTERIM INVESTMENT ADVISORY AGREEMENTS FOR ABN AMRO INSTITUTIONAL MONEY MARKET FUND

At an in-person meeting held on October 16, 2007, the Board, including all the Independent Trustees, considered the terms of an Interim Investment Advisory Agreement with ABN AMRO Asset Management, Inc. ("AAAM") with respect to each money market fund series of the Trust (the "Money Market Funds"). In considering the Interim Investment Advisory Agreement on behalf of each Money Market Fund, the Board considered, among other factors, the following:

      o The current Investment Advisory Agreement with each Money Market Fund would automatically terminate as of the completion of a tender offer with respect to substantially all of the outstanding shares of ABN AMRO Holdings N.V. ("ABN AMRO") by a consortium comprised of The Royal Bank of Scotland plc, Banco Santander Central Hispano and Fortis N.V. and that the tender offer was expected to be completed on October 17, 2007.

      o Pursuant to Rule 15a-4 of the Investment Company Act of 1940, the terms of each Interim Advisory Agreement are substantially the same as the current Investment Advisory Agreement, except that each Interim Advisory Agreement will have a maximum term of one hundred and fifty (150) days. The compensation payable under the Interim Investment Advisory Agreement is the same as the amount payable under the current investment advisory agreement.

      o AAAM provided information and assurances that it had implemented an integration and transition plan that was reasonably designed to retain key management personnel and investment personnel responsible for the Money Market Funds during the term of the Interim Advisory Agreement.

      o AAAM has been the investment adviser to each Money Market Fund since inception and, pending receipt of more detailed information regarding the Transaction, continuity of investment personnel was in the best interests of the Money Market Funds.

The Independent Trustees met separately from the "interested" Trustee of the Trust and any officers of the investment adviser or its affiliates to consider approval of the Interim Investment Advisory Agreement and were assisted by independent legal counsel in their deliberations. The Board, including the Independent Trustees, determined that the nature, quality and scope of services to be provided to the Money Market Funds during the term of the Interim Advisory Agreements were expected to be at least equivalent to the services currently being provided, which the Board deemed to be satisfactory.

TAX INFORMATION: In accordance with federal tax law, the Fund made the following designation regarding its fiscal year end, October 31, 2007: the percentage of income dividend qualifying for the dividend received deduction available to corporations is 2.00%.

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed


                                                                            | 13

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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

--------------------------------------------------------------------------------

as a percentage of its average daily net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.

                                   BEGINNING     ENDING                EXPENSES
                                    ACCOUNT      ACCOUNT                 PAID
                                     VALUE        VALUE     EXPENSE     DURING
                                    05/01/07    10/31/07    RATIO(1)   PERIOD(2)
                                   ---------   ----------   --------   ---------
Actual Fund Return
   Class Y .....................    $ 1,000    $ 1,026.60     0.18%     $ 0.92
   Class YS ....................      1,000      1,025.30     0.43%       2.20
Hypothetical 5% Return
   Class Y .....................    $ 1,000    $ 1,024.30     0.18%     $ 0.92
   Class YS ....................      1,000      1,023.04     0.43%       2.19

(1)   Annualized, based on the Fund's most recent fiscal half-year expenses.

(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.


| 14

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--------------------------------------------------------------------------------

                                                                OCTOBER 31, 2007

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                                      NUMBER OF
                                 TERM OF                                             PORTFOLIOS IN
                              OFFICE(1) AND                                           FUND COMPLEX         OTHER TRUSTEESHIPS/
  NAME, ADDRESS, AGE AND        LENGTH OF            PRINCIPAL OCCUPATION(S)          OVERSEEN BY             DIRECTORSHIPS
  POSITION(S) WITH TRUST       TIME SERVED           DURING PAST FIVE YEARS             TRUSTEE            HELD BY TRUSTEE(2)
---------------------------   -------------   ------------------------------------   -------------   -------------------------------
DISINTERESTED TRUSTEES
----------------------
Leonard F. Amari                 13 years     Partner at the law offices of Amari          36        Director, Delaware Place Bank;
c/o 120 N. LaSalle Street,                    & Locallo, a practice with exclusive                   Trustee, John Marshall Law
25th Floor                                    concentration in real estate                           School.
Chicago, IL 60602                             taxation and related areas, since
Age: 65                                       1987; Special Assistant Attorney
Trustee                                       General since 1986.

Robert A. Kushner                8 years      Retired. Vice President, Secretary           36        None
c/o 120 N. LaSalle Street,                    and General Counsel at Cyclops
25th Floor                                    Industries, Inc., 1976-1992.
Chicago, IL 60602
Age: 71
Trustee

Gregory T. Mutz                  13 years     CEO of AMLI Residential Properties           36        Chairman of the Board of AMLI
c/o 120 N. LaSalle Street,                    Trust (NYSE: AML) (a Multifamily                       Residential Properties Trust;
25th Floor                                    REIT), a successor company to AMLI                     Director of Abt Associates
Chicago, IL 60602                             Realty Co. since 2004; Chairman of                     Inc. (agribusiness)
Age: 61                                       AMLI Residential Properties since
Lead Independent Trustee                      1994; Vice Chairman of UICI (NYSE:
                                              UCI) (an insurance holding company)
                                              from 2003-2004; President and CEO
                                              of UICI from 1999-2003; Chairman
                                              of Academic Management Services
                                              Corp. (a student loans and finance
                                              company) from 2000-2003.

Robert B. Scherer                 8 years     President of The Rockridge Group,            36        Director, Title Reinsurance
c/o 120 N. LaSalle Street,                    Ltd., (title insurance industry con-                   Company (insurance for title
25th Floor                                    sulting services) since 1994.                          agents).
Chicago, IL 60602
Age: 65
Trustee

Nathan Shapiro                   13 years     President of SF Investments, Inc.            36        Director, Baldwin & Lyons, Inc.
c/o 120 N. LaSalle Street,                    (broker/dealer and investment                          (property and casualty
25th Floor                                    banking firm) since 1971.                              insurance firm).
Chicago, IL 60602
Age: 71
Trustee

Denis Springer                    8 years     Retired. Senior Vice President and           36        Director, Coleman Cable, Inc.
c/o 120 N. LaSalle Street,                    Chief Financial Officer of                             (cable manufacturer).
25th Floor                                    Burlington Northern Santa Fe Corp.
Chicago, IL 60602                             (railroad), 1995-1999.
Age: 61
Trustee


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                                                                OCTOBER 31, 2007

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

--------------------------------------------------------------------------------

                                                                                       NUMBER OF
                                 TERM OF                                             PORTFOLIOS IN
                              OFFICE(1) AND                                           FUND COMPLEX         OTHER TRUSTEESHIPS/
  NAME, ADDRESS, AGE AND        LENGTH OF            PRINCIPAL OCCUPATION(S)          OVERSEEN BY             DIRECTORSHIPS
  POSITION(S) WITH TRUST       TIME SERVED           DURING PAST FIVE YEARS             TRUSTEE            HELD BY TRUSTEE(2)
---------------------------   -------------   ------------------------------------   -------------   -------------------------------
INTERESTED TRUSTEE(3)
---------------------
Stuart D. Bilton, CFA            13 years     Chief Executive Officer, Aston Asset         36        Director, Baldwin & Lyons, Inc.
c/o 120 N. LaSalle Street,                    Management LLC, since 2006; Vice                       (property and casualty
25th Floor                                    Chairman of ABN AMRO Asset                             insurance firm).
Chicago, IL 60602                             Management Holdings, Inc. 2003-2006;
Age: 61                                       President and Chief Executive
Chairman, Board of Trustees                   Officer of ABN AMRO Asset Management
                                              Holdings, Inc. from 2001-2003;
                                              President of Alleghany Asset
                                              Management, Inc. from 1996-2001
                                              (purchased by ABN AMRO in February
                                              2001).

OFFICER(S) WHO ARE NOT TRUSTEES
-------------------------------
Kenneth C. Anderson              13 years     President, Aston Asset Management           N/A                     N/A
c/o 120 N. LaSalle Street,                    LLC, since 2006; President and Chief
25th Floor                                    Executive Officer of ABN AMRO
Chicago, IL 60602                             Investment Fund Services, Inc.
Age: 43                                       (formerly known as Alleghany
President (Chief Executive                    Investment Services, Inc.) 1995-
Officer)                                      2006; Executive Vice President of
                                              ABN AMRO Asset Management (USA) LLC,
                                              2001 -2005; Director, ABN AMRO Trust
                                              Services Company, 2001-2005;
                                              Director, TAMRO Capital Partners LLC
                                              and Veredus Asset Management LLC
                                              2001-2006; Officer of the Trust
                                              since 1993; CPA.

Gerald F. Dillenburg             10 years     Chief Compliance Officer and Chief          N/A                     N/A
c/o 120 N. LaSalle Street,                    Financial Officer, Aston Asset
25th Floor                                    Management LLC, since 2006; Chief
Chicago, IL 60602                             Senior Managing Director ("SMD") of
Age: 40                                       ABN AMRO Investment Fund Services,
Senior Vice President,                        Inc. (formerly known as Alleghany
Secretary and Treasurer                       Investment Services, Inc.)
(Chief Financial Officer,                     1996-2006; SMD of ABN AMRO Asset
Chief Operating Officer and                   Management Holdings, Inc. and ABN
Chief Compliance Officer)                     AMRO Asset Management, Inc.
                                              (formerly known as Chicago Capital
                                              Management, Inc.) 2001-2006;
                                              Operations manager and compliance
                                              officer of ABN AMRO mutual funds
                                              1996-2006; CPA.


| 16

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                                                                OCTOBER 31, 2007

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

--------------------------------------------------------------------------------

                                                                                       NUMBER OF
                                 TERM OF                                             PORTFOLIOS IN
                              OFFICE(1) AND                                           FUND COMPLEX         OTHER TRUSTEESHIPS/
  NAME, ADDRESS, AGE AND        LENGTH OF            PRINCIPAL OCCUPATION(S)          OVERSEEN BY             DIRECTORSHIPS
  POSITION(S) WITH TRUST       TIME SERVED           DURING PAST FIVE YEARS             TRUSTEE            HELD BY TRUSTEE(2)
---------------------------   -------------   ------------------------------------   -------------   -------------------------------
OFFICERS WHO ARE NOT TRUSTEES (CONTINUED)
-----------------------------------------
William Long                      5 years     Vice President of Montag & Caldwell,        N/A                     N/A
c/o 120 N. LaSalle Street,                    Inc., since 2000; former Vice
25th Floor                                    President and Director of Sales for
Chicago, IL 60602                             First Capital Group, First Union
Age: 46                                       National Bank, 1996-2000.
Vice President

----------
(1) Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees, (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.

(2) Each Trustee also serves as Trustee for ABN AMRO Structured Investment Funds, a newly formed registered investment company, which will have two initial series. The registration statement of the new trust is not effective and was not operational as of the date of this report. Mr. Bilton also serves as a sole Trustee of the ABN AMRO Variable Insurance Trust, a new trust whose registration statement is not effective and was not operational as of the date of this report.

(3) "Interested person" of the Trust as defined in the 1940 Act. Mr. Bilton is considered an "interested persons" because of affiliations with Aston Asset Management LLC. and related entities, which act as the Fund's Investment Adviser.


                                                                            | 17

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

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

Aston Funds

ADVISERS

Aston Asset Management LLC
120 N. LaSalle Street, 25th Floor
Chicago, IL 60602

ABN AMRO Asset Management, Inc.
135 S. LaSalle Street, Suite 2300
Chicago, IL 60603

SUB-ADVISERS

ABN AMRO Asset Management, Inc.
135 S. LaSalle Street, Suite 2300
Chicago, IL 60603

McDonnell Investment Management LLC
1515 West 22nd Street, 11th Floor
Oak Brook, IL 60523

MFS Institutional Advisors, Inc.
500 Boylston Street
Boston, MA 02116

Montag & Caldwell, Inc.
3455 Peachtree Road, NE, Suite 1200
Atlanta, GA 30326

Neptune Investment Management Limited
1 Hammersmith Grove
London, W60NB

Optimum Investment Advisors, LLC
100 South Wacker Drive, Suite 2100
Chicago, IL 60606

Resolution Investment Services Limited
Resolution House
50 Bothwell Street
Glasgow, Scotland 626HX

River Road Asset Management, LLC
Meidinger Tower, Suite 1600
462 South Fourth Street
Louisville, KY 40202

TAMRO Capital Partners LLC
1660 Duke St.
Alexandria, VA 22314

Taplin, Canida & Habacht, Inc.
1001 Brickell Bay Drive, Suite 2100
Miami, FL 33131

Veredus Asset Management LLC
One Paragon Centre
6060 Dutchmans Lane, Suite 320
Louisville, KY 40205

SHAREHOLDER SERVICES

Aston Funds
P.O. Box 9765
Providence, RI 02940

DISTRIBUTOR

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

OFFICERS

Kenneth C. Anderson, President and
   Chief Executive Officer
Gerald F. Dillenburg, Senior Vice President,
   Secretary and Treasurer, Chief Financial
   Officer, Chief Operating Officer
   and Chief Compliance Officer
William Long, Vice President
Juli A. Braun, Assistant Secretary
Laura M. Curylo, Assistant Treasurer
Marc J. Peirce, Assistant Secretary
Joseph W. Wheeler, Assistant Treasurer

CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

LEGAL COUNSEL

Vedder, Price P.C.
222 N. LaSalle Street
Chicago, IL 60601

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Sears Tower
233 S. Wacker Drive
Chicago, IL 60606

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 800 992-8151.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that Robert B. Scherer is qualified to serve as the registrant's audit committee financial expert and that he is "independent," as defined by the Securities and Exchange Commission.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $393,300 for 2007 and $343,500 for 2006.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $39,500 for 2007 and $37,500 for 2006. Such fees were related to agreed upon procedures for the April 30, 2007 and April 30, 2006 unaudited semi-annual reports.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2007 and $0 for 2006.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2006.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         In accordance with Audit Committee Charter, the Audit Committee shall:

         1. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors.(1)

                  o The Chairman of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         2. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" (2) of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund. (3)

--------------------
(1) Pre-approval of non-audit services for the Fund pursuant to Section IV.C. 2 is not required, if:

         (a) the aggregate amount of all non-audit services provided to the Fund is no more than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

         (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and

         (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

(2) "Control affiliate" means any entity controlling, controlled by, or under common control with the Adviser.

(3) Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Fund) pursuant to Section IV.C.3 is not required, if:

                  o The Chairman of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  100%

                           (c) N/A

                           (d) N/A

         (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

         (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2007 and $0 for 2006.

         (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

--------------------------------------------------------------------------------


         (a) the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid by the Fund, the Adviser and any "control affiliate" of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

         (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and

         (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) ASTON FUNDS

By (Signature and Title)*  /S/ KENNETH C. ANDERSON
                         -------------------------------------------------------
                          Kenneth C. Anderson, President
                          (principal executive officer)

Date              1/3/2008
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ KENNETH C. ANDERSON
                         -------------------------------------------------------
                          Kenneth C. Anderson, President
                          (principal executive officer)

Date              1/3/2008
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ GERALD F. DILLENBURG
                         -------------------------------------------------------
                         Gerald F. Dillenburg, Senior Vice President, Secretary & Treasurer
                         (principal financial officer)

Date              1/3/2008
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.